UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4920

WASATCH FUNDS, INC.

(Exact name of registrant as specified in charter)

150 Social Hall Avenue

4th Floor

Salt Lake City, Utah 84111

(Address of principal executive offices) (Zip code)

(Name and Address of Agent for Service)	Copy to:

Samuel S. Stewart, Jr. Wasatch Funds, Inc. 150 Social Hall Avenue, 4th Floor Salt Lake City, Utah 84111	Eric F. Fess, Esq. Chapman & Cutler LLP 111 West Monroe Street Chicago, IL 60603

Registrant’s telephone number, including area code: (801) 533-0777

Date of fiscal year end: September 30

Date of reporting period: March 31, 2009

Item 1:	Report to Shareholders.

SEMI-ANNUAL REPORT

MARCH 31, 2009	EQUITY FUNDS
WASATCH CORE GROWTH FUND
WASATCH EMERGING MARKETS SMALL CAP FUND
WASATCH GLOBAL OPPORTUNITIES FUND
WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND
WASATCH HERITAGE GROWTH FUND
WASATCH HERITAGE VALUE FUND
WASATCH INTERNATIONAL GROWTH FUND
WASATCH INTERNATIONAL OPPORTUNITIES FUND
WASATCH MICRO CAP FUND
WASATCH MICRO CAP VALUE FUND
WASATCH SMALL CAP GROWTH FUND
WASATCH SMALL CAP VALUE FUND
WASATCH STRATEGIC INCOME FUND
WASATCH ULTRA GROWTH FUND
WASATCH-1ST SOURCE INCOME EQUITY FUND
WASATCH-1ST SOURCE LONG/SHORT FUND

BOND FUNDS (Sub-Advised)
WASATCH-HOISINGTON U.S. TREASURY FUND
WASATCH-1ST SOURCE INCOME FUND

Wasatch Funds, Inc.

Salt Lake City, Utah

www.wasatchfunds.com

800.551.1700

This material must be accompanied or preceded by a prospectus.

Please read the prospectus carefully before you invest.

Wasatch Funds are distributed by ALPS Distributors, Inc.

LETTER TO SHAREHOLDERS

Samuel S. Stewart, Jr. PhD, CFA President of Wasatch Funds

DEAR FELLOW SHAREHOLDERS:

THE ECONOMY

“Leverage” has become a scapegoat during this crisis as we have heard about financial institutions that became recklessly leveraged and are now melting down because a portion of their investments turned sour while they failed to maintain an adequate capital base. Of course leverage is actually a healthy and vital part of our economic system. We want leverage; we just want to make sure that loans are given to people who can repay them. In recent years, a lot of loans were originated that should never have seen the light of day simply because these loans could be quickly re-sold as a security, and the risk off-loaded.

I continue to talk about the importance of credit markets returning to normal. The challenge is that many of the sources of credit over the last several years simply don’t exist anymore. The securitization market has all but vanished. So, even though traditional sources of credit are beginning to open up, the credit market as a whole is a fraction of what it has been. This is forcing our economy to de-lever quickly, and with significant pain.

The government is taking repeated actions in an attempt to unfreeze the credit markets and to stimulate the economy. Clearly the solution is not simple. Some actions are falling short of the goal, others are leading to unintended consequences, but most of them still need time to play out — which doesn’t sit well with our impatient society. At this stage in the crisis, I would like to see the government show patience, let the actions that have been taken play out, and thoughtfully consider any future actions. The government should become a calming influence in an environment too ripe for hysteria.

The good news is that credit markets are beginning to show improvement. The volume of new corporate credit has meaningfully increased, money velocity is heading up, and as of March 31st the yield curve was positive. However, for too many small businesses, the cost of debt is still more expensive than the cost of equity — the inverse of normal conditions. As I’ve mentioned before, once reasonable borrowers can get reasonable loans at reasonable terms, I believe we will see the economy stabilize. We’re moving in the right direction, but clearly we’re not there yet.

WASATCH PERFORMANCE

The market declines in January and February made for a distressing quarter. March provided a partial rebound and some hope. I have been particularly encouraged to see most of the Wasatch Funds begin the year well ahead of their benchmark indexes and their peers — providing the relative outperformance in a down market that has typified Wasatch Funds over the years. We have benefited as the market finally began to recognize the value of stronger, more stable companies. In the first quarter, 15 of our 16 equity funds were ahead of their benchmark, by an average of almost 7 percentage points. Relative outperformance, however, remains unsatisfying when absolute returns are negative for our shareholders. For the standardized performance of each Wasatch Fund please see the portfolio summaries beginning on page 5.

We made a significant effort last year to reduce the number of holdings across our funds — focusing on the highest quality companies with the best value, where we had our strongest conviction. We also took a lesson from history and relocated our portfolio managers to a shared office where they vet companies and challenge ideas with their seasoned peers on a daily basis. Late in the year we acquired the 1st Source Funds, whose portfolio managers add useful macro insights to our research team. One quarter is obviously a very short evaluation period, particularly for long-term investors like Wasatch, but I do think we are seeing the benefits of these actions.

MARKET OUTLOOK

I am frequently asked if we have seen the market bottom. Of course the answer is “I don’t know,” but as I mentioned in my March 3rd commentary — when the Dow was around 6700 — market bottoms usually come when it feels like the market has just given up. At that time it sure felt like the market had capitulated. [If you are interested in reading my regular commentaries, they can be found on the home page of our new web site www.wasatchfunds.com in the “Chairman’s Corner.”]

I expect the economy to continue to slog through 2009 as most economists are predicting. Despite such forecasts, our funds remain nearly fully invested because: a) we’re much better at long-term investing than market timing; b) during past recessions the market has generally turned well before the economy did; c) small cap companies have led coming out of all nine recessions since 1953*; and d) we feel bullish about the long-term quality and value of our holdings.

As previously mentioned, we saw the stocks of more stable, less economically sensitive companies rewarded in the first quarter. As a result, high quality companies with economic sensitivity now have the most appealing valuations. Due to the economic exposure of these companies, their stocks continue to get hammered. We expect the best-of-breed among these firms to rebound nicely when the economy improves, and at current valuations the risk/reward in their stocks is uniquely compelling. We will likely add some of these companies to our funds as we continue to evolve our holdings toward what we believe to be the best long-term opportunities available.

“Should I get back in yet?” is another frequent question I am asked. Here my answer is easier. If you’re a long-term investor who moved some of your equity allocation to the sidelines, I think you should consider re-entering the market. Again, I claim no

MARCH 31, 2009

expertise in market timing; I don’t know if we’ve reached the bottom yet; and I don’t know how long it will take before the market moves meaningfully north again. What I do know is that the market is at historically attractive levels; that the market is likely to move before the economy; that market moves can be sudden and dramatic; and that those who wait for the market to begin rising consistently will likely miss much of the upside. Numerous studies have shown that unless you have an unusual gift for market timing, dollar cost averaging typically provides better returns. Since I believe we are closer to the bottom than the top, I think dollar-cost averaging your way into the market at these levels provides the potential for good long-term results.

We greatly appreciate our shareholders and the trust you place in us. We understand the pain and stress that many of you are going through as you have watched your portfolio values drop. Our investment team remains intensely committed, scouring the world, looking deeper and remaining true to our discipline in search of what we believe to be the best investments to position our funds for long-term success. We take comfort in knowing that historically over time the economy has grown and the market has gone up, and we expect both will again. Thank you for your similar commitment to this vision.

Sincerely,

Samuel S. Stewart, Jr.

President of Wasatch Funds

WASATCH-HOISINGTON U.S. TREASURY FUND

For information about the performance and outlook of the Fund, please see the management discussion and portfolio summary on pages 36 and 37. The views expressed in the management discussion are those of Hoisington Investment Management Company, sub-advisor to the Fund, and may differ from the views of Wasatch Advisors, investment advisor to Wasatch Funds.

WASATCH-1ST SOURCE INCOME FUND

For information about the performance and outlook of the Fund, please see the management discussion and portfolio summary on pages 38 and 39. The views expressed in the management discussion are those of 1st Source Corporation Investment Advisors, Inc., sub-advisor to the Fund, and may differ from the views of Wasatch Advisors, investment advisor to Wasatch Funds.

Information in this report regarding market or economic trends or the factors influencing historical or future performance reflects the opinions of management as of the date of this report. These statements should not be relied upon for any other purpose. Past performance is no guarantee of future results, and there is no guarantee that the market forecasts discussed will be realized.

*Source: www.jennisondryden.com, “A Historical Look at Recessions and Stock Market Returns,” 1/1/09. JennisonDryden is a registered service mark of the Prudential Insurance Company of America. Reprinted by permission. Copyright 2009 The Prudential Insurance Company of America. The use of the above in no way implies that Prudential endorses the views or interpretation or the use of such information or acts as any endorsement of Wasatch Advisors’ use of such information. The information is provided “as is” and Prudential does not warrant the accuracy or completeness of the information. Data shows past performance, which is no guarantee of future results.

Gross domestic product (GDP) is the monetary value of all the finished goods and services produced within a country’s borders in a specific time period. A recession is officially defined as two consecutive quarters of negative economic growth as measured by a country’s GDP.

The price-to-earnings or P/E ratio is the price of a stock divided by its earnings per share.

Dollar cost averaging is the practice of investing at regular intervals (such as monthly) in a particular investment, regardless of its share price, as opposed to making a large one-time investment. In this way, more shares are purchased when prices are low and fewer shares are bought when prices are high. Dollar cost averaging neither guarantees a profit nor protects against a loss in a declining market. Because dollar cost averaging involves continuous investment regardless of fluctuating price levels, investors should carefully consider their financial ability to continue investing through periods of low prices.

CFA® is a registered trademark owned by CFA Institute.

WASATCH CORE GROWTH FUND (WGROX) — Management Discussion	MARCH 31, 2009

The Wasatch Core Growth Fund is managed by a team of Wasatch portfolio managers, led by JB Taylor and Paul Lambert.

JB Taylor Portfolio Manager	Paul Lambert Portfolio Manager	OVERVIEW The Wasatch Core Growth Fund returned -33.11% during the six-month period ended March 31, 2009, and outperformed the -37.17% return of its benchmark, the Russell 2000 Index.

All of the Fund’s outperformance occurred during the second half of the period, when individual company fundamentals, rather than macroeconomic factors, were the key driver of stock prices. During this time, the Fund was helped by our emphasis on reasonably valued companies with high earnings potential.

DETAILS OF THE PERIOD

An important positive for the Fund was that the extent of the downward earnings revisions for its holdings was much better than that of the overall market. During the past six months, the median downward revision in analysts’ 2009 consensus earnings estimates for stocks in the Russell 2000 Index was about 40% to 45%. During the same time, the median decline in consensus estimates for the companies held in the Fund was 20% to 25%. This indicates that while our companies certainly weren’t immune to the effects of the economic downturn, they have held up better than the average company in the Index.

The Fund generated some of its best performance in the consumer discretionary sector, where the -18.7% return of our holdings vastly outperforming the -39.6% return for the broader sector. The largest source of outperformance was O’Reilly Automotive, Inc., a seller of auto parts that has benefited from consumers’ efforts to delay new car purchases by making repairs to their existing vehicles. One of the most heavily-weighted stocks in the Fund, O’Reilly gained over 30% at a time when the broader market registered a substantial loss.

The Fund outperformed in the industrials sector, an area of the market that was hit hard by concerns about slowing economic growth. Our leading performer within this potentially challenging market segment was URS Corp., an engineering and construction company whose outlook was revived by President Obama’s plans to increase infrastructure spending. Copart, Inc., the leading provider of auto salvage auction services in the United States, outperformed the broader industrials sector due to the recession-resistant nature of its business.

In the financials sector, we continued to avoid banking stocks with exposure to the various problems related to the financial crisis. This approach paid off during the past six months, as evidenced by the fact that our holdings outpaced the overall sector by over 12 percentage points.

These positive factors were offset to some extent by the Fund’s substantial underperformance in health care. Here, Emeritus Corp., an operator of senior assisted living facilities, reported rising room rates and solid fourth quarter earnings. However, investors’ concern about the company’s high debt level caused its stock price to fall nearly 74%. A position in MEDNAX, Inc., a national network of neonatologists, also took a bite out of the Fund’s performance.

The Fund’s holdings in non-U.S. small company stocks weighed on performance during the past half-year. International stocks lagged the U.S. market by a wide margin, reflecting the fact that economic growth expectations slowed much more precipitously overseas than in the United States. While this hurt the Fund’s performance in the short term, we continue to hold a high level of conviction in our individual positions. Current and future portfolio holdings are subject to risk.

OUTLOOK

We typically look for companies that can generate consistent earnings growth in excess of 15%, but such companies are extremely hard to find when economic weakness is taking a toll on earnings estimates for virtually all companies. We expect the companies held in the Fund to produce flat to negative earnings growth in 2009, well below our 15% target. Nevertheless, we believe our holdings will post results that are attractive relative to the broader market. The pause in consistent earnings growth also has prompted us to sharpen our focus on those companies that are taking market share and gaining strength through the economic downturn. We believe such companies will generate better-than-average growth rates and warrant higher valuations once the economy eventually recovers. It is also important to note that slower growth appears to be reflected in stock prices. In the aggregate, the companies in the portfolio have been trading at a price-to-earnings (P/E) ratio* of nearly 17x, which compares favorably to a historical average closer to 20x.

With this as a background, we believe our emphasis on high-quality growth companies with strong balance sheets, together with the upside potential provided by attractive valuations, should hold the Fund in good stead throughout what is likely to be a long and uneven process of economic recovery.

Thank you for the opportunity to manage your assets.

*	The price-to-earnings or P/E ratio is the price of a stock divided by its earnings per share.

WASATCH CORE GROWTH FUND (WGROX) — Portfolio Summary	MARCH 31, 2009

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Core Growth	-33.11%	-40.20%	-7.78%	5.67%
Russell 2000 Index	-37.17%	-37.50%	-5.24%	1.93%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held 60 days or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expenses for the Wasatch Core Growth Fund are 1.21%. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expenses may differ due to waivers and reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor may have absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Fund
Copart, Inc.	6.35%
Annaly Capital Management, Inc.	4.58%
O’Reilly Automotive, Inc.	3.82%
Resources Connection, Inc.	3.64%
MSC Industrial Direct Co., Inc., Class A	3.31%
MEDNAX, Inc.	3.27%

Company	% of Fund
Redwood Trust, Inc.	3.06%
IDEX Corp.	2.94%
Emeritus Corp.	2.92%
Pool Corp.	2.76%

36.65%

**	As of March 31, 2009, the Fund had 36.65% invested in the Top 10 equity holdings and there were 58 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†Excludes	securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The chart represents a hypothetical $10,000 investment at the beginning of the time period shown. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in this or any index.

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX) — Management Discussion	MARCH 31, 2009

The Wasatch Emerging Markets Small Cap Fund is managed by a team of Wasatch portfolio managers, led by Roger Edgley and Laura Geritz.

Roger D. Edgley, CFA Portfolio Manager	Laura Geritz, CFA Portfolio Manager	OVERVIEW For the six months ended March 31, 2009, the Wasatch Emerging Markets Small Cap Fund returned -33.77% and trailed the -23.63% return of the MSCI Emerging Markets Small Cap Index.

Almost all of the Fund’s negative return occurred in the fourth quarter of 2008, when the U.S.-induced credit crisis led to economic slowdowns in many of the world’s economies. Investors reacted to economic distress by indiscriminately selling, taking down virtually all stocks, in all sectors, and in all regions. For most of the period, emerging markets bore the brunt of the selling as they were deemed to be the riskiest areas for investors.

Near the end of the period, investors began to realize that the economies of emerging nations were holding up much better than those of developed countries. Many of these nations, like Asia in the late 1990s, learned valuable lessons from their own financial crises. They have since been much more conservative. In general, emerging economies function with less debt and their banking systems are not exposed to the risky financial innovations that have recently weakened developed world economies. Investors also began to take note of emerging market companies. These companies are generally characterized by faster growth, better future growth forecasts, higher quality, and healthier balance sheets than their counterparts in the developed world.

When panic selling was replaced by a more rational sorting out, we were glad to see emerging markets start to outperform developed markets. We remain excited about the long-term potential of small companies in these vibrant, relatively healthy emerging economies.

DETAILS OF THE PERIOD

Holding too much in some regions and not enough in others had significant impact on the Fund’s performance in the last six months. Brazil, our largest weight in Latin America, was a big detractor. When the global recession set in and demand for commodities was sharply curtailed, investments in producer nations like Brazil were liquidated. More than just commodity-related stocks were swept aside, including many of our holdings whose business models are relatively resistant to economic downturns. Among these were OdontoPrev S.A., the largest dental care provider in Brazil, and Amil Participacoes S.A., the second largest medical plan operator. Our take is that, over the long-term, demand for commodities will increase with the growth of emerging economies like China and India. This should support natural resource-dominated economies like Brazil’s.

Taiwan benefited from a strong run in technology stocks and we missed most of it because we were significantly underweight in this space. Taiwan’s technology sector primarily manufactures electronic components for products sold in developed markets. We have spent long hours with our colleagues at Wasatch looking at these types of companies. In the end we concluded that there are better investments for the Fund over a three- to five-year time horizon than companies whose fortunes depend on strapped U.S. consumers.

Our largest country weight is China, a plus for the period. The Chinese government is pushing for economic growth to come more from domestic demand and less from exports. We have identified several attractive themes in China that stand to benefit from this push, including consumer-focused companies, growth of the Internet, and accelerated health care spending.

Despite a March rally that pulled many financial stocks from historic lows, our financial holdings were a drag on performance over the past six months. We seek to own financials with strong positions in their local markets that we believe will continue to grow earnings in the face of the macroeconomic downturn. We also like global stock exchanges. They are often monopolies and do not suffer from impaired balance sheets like many financial institutions in the developed world. Trade volumes have been healthy and we believe these companies will survive to see much better days. One of our top contributors for the period was BM&F Bovespa S.A., Brazil’s primary stock exchange and Latin America’s biggest exchange. Current and future portfolio holdings are subject to risk.

OUTLOOK

World markets will continue to experience rough patches as governments work to get their economies out of this slump. While staying aware of the challenges that lie ahead, we remain excited about the prospects we are seeing. Stocks are attractively valued having been overly penalized in 2008, and we are having good success identifying companies that meet our investment criteria. We like the quality of our portfolio companies and believe that they have the potential, not only to produce earnings growth of at least 15% annually over the next three to five years, but also to grow in approximately this range in the next year.

For emerging markets investors, volatility comes with the territory. It can be tough to stomach at times, but we believe that the best way to mitigate it is to invest in companies with strong earnings growth and to be patient. Over time, we believe that the Fund will be rewarded.

Thank you for the opportunity to manage your assets.

CFA® is a registered trademark owned by CFA Institute.

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX) — Portfolio Summary	MARCH 31, 2009

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 10/1/07
Emerging Markets Small Cap	-33.77%	-51.12%	N/A	-44.71%
MSCI Emerging Markets Small Cap Index	-23.63%	-49.99%	N/A	-43.55%
MSCI Emerging Markets Index	-26.91%	-47.07%	N/A	-38.02%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held 60 days or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expenses for the Wasatch Emerging Markets Small Cap Fund are 2.69%. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expenses may differ due to waivers and reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor may have absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Fund
Anta Sports Products Ltd. (China)	2.94%
Shandong Weigao Group Medical Polymer Co. Ltd., Class H (China)	2.54%
CP ALL PCL (Thailand)	2.20%
Ports Design Ltd. (Hong Kong)	2.16%
Banco do Estado do Rio Grande do Sul S.A., Series B Pfd (Brazil)	2.07%

Company	% of Fund
Kingdee International Software Group Co. Ltd. (China)	2.07%
Dabur India Ltd. (India)	1.98%
Coca-Cola Icecek AS (Turkey)	1.97%
Wasion Group Holdings Ltd. (Hong Kong)	1.95%
Egyptian Co. for Mobile Services (Egypt)	1.94%

21.82%

**	As of March 31, 2009, the Fund had 21.82% invested in the Top 10 equity holdings and there were 67 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†Excludes	securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The chart represents a hypothetical $10,000 investment at the beginning of the time period shown. ††Inception: October 1, 2007. The MSCI Emerging Markets and Small-Mid Cap Indexes are free float-adjusted market capitalization indexes that are designed to measure equity market performance in the global emerging markets. As of June 2006, the MSCI Emerging Markets Index consisted of the following 25 emerging market country indexes: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. You cannot invest directly in these or any indexes.

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX) — Management Discussion	MARCH 31, 2009

The Wasatch Global Opportunities Fund is managed by a team of Wasatch portfolio managers led by Robert Gardiner and Blake Walker.

Robert Gardiner, CFA Portfolio Manager	Blake H. Walker Portfolio Manager	OVERVIEW The Global Opportunities Fund provided a total return of 10.00% for the period between its November 17, 2008 inception and March 31, 2009. This compared to a return of -2.23%

for the MSCI AC World Small Cap Index, -3.61% for the S&P Global SmallCap Index, and -6.13% for the all-cap MSCI AC World Index. Global stock markets continued to be roiled during the period by uncertainties surrounding the unwinding of the financial crisis and the extent and depth of the current global recession. March saw a partial rebound off of recent lows.

The Fund’s outperformance has been the result of several factors. We outperformed with both our U.S. and international selections. As a general rule, we were underweight in underperforming sectors and overweight in outperforming sectors. More importantly, our stock picking within sectors was generally good. Our top 25 most heavily weighted holdings — our best ideas, did well. We are especially pleased that performance was not aided by the “new fund” effect where large positions in a small fund result in significant outperformance quickly. The Fund had well over 200 names virtually from day one, and we believe this speaks to the quality of the performance and the potential to extend these results over the long-run.

DETAILS OF THE PERIOD

Almost all the news was good in the technology arena. We were significantly overweight in the sector and it was one of the best performing sectors in the market. In addition, semiconductors were the top performing industry group within technology and we had a large overweighting there. We simply believed that these stocks had been badly oversold given that a large part of the downturn in their numbers was related to an inventory correction. Big contributors included O2Micro International Ltd., Pericom Semiconductor Corp., Advanced Analogic Technologies, Inc., Wolfson Microelectronics plc and PLX Technologies, Inc.

Consumer discretionary stocks outperformed the market and we did extremely well with our selections in the category. A Japanese provider of wedding services, Best Bridal, Inc., did particularly well. Most of our selections within retail did exceptionally well. Some of the standouts included U.S. companies O’Reilly Automotive, Inc., casual apparel firm Buckle, Inc., Hibbett Sports, Inc., low-cost retailer DollarTree, Inc. and Big Five Sporting Goods Corp. In China we had some big winners among sports equipment and apparel retailers.

Despite some caution given the direction of the Obama administration, we are significantly overweight in health care. These stocks took a large hit around the time of the Fund’s opening in November, based on fears over the incoming administration’s likely policy. We took the opportunity to buy companies we believed were attractively valued and their stocks have since rebounded significantly. The biggest outperformance came from medical device companies and, to a lesser degree, health care services companies. Our top holding, VNUS Medical Technologies, Inc. turned in strong results and we’re projecting further growth. The stock price of our third largest holding, Abcam plc, a supplier of antibodies used in medical research, also experienced a sharp rise.

Perhaps our single most satisfying result came from our investments in the financials sector. While we lost money during the period, we lost much less than the overall market. We made a conscious decision to underweight the financials sector, and within the sector to overweight diversified financial services firms, such as money managers and exchanges, and to underweight real estate, insurance and banks. In banking, we made a decision to invest more heavily outside of the U.S. All of the above have proven to be beneficial so far.

Our biggest area of disappointment was in our consumer staples investments. These companies had done well for a long time, but investors began to rotate out of them into areas that have been beaten down, such as consumer discretionary and technology stocks. We were underweight in this area, which should have helped. However, we had a few selections that did poorly. Current and future portfolio holdings are subject to risk.

Finally, we have been overweight in China, as well as Hong Kong and South Korea, and this has helped the Fund’s performance significantly. However, our performance in China lagged the market as a result of several companies that experienced management and corporate governance issues. We continue to like China as an investment venue.

OUTLOOK

That stocks rallied in March raised hopes for some that the markets have bottomed. We don’t have a strong conviction either way. The more important point is that we don’t spend the majority of our time on the macro-environment. Instead, we focus on bottom-up stock selection in all environments, with a focus on smaller companies.

We look for great companies in every region of the globe and every industry. Our effort involves extensive research, conducting company-by-company financial analysis and traveling around the world to meet with management teams. This has resulted in a portfolio of over 250 stocks — a lot of companies but it’s a big world and we want to be everywhere.

Thank you for the opportunity to manage your assets.

CFA® is a registered trademark of CFA Institute.

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX) — Portfolio Summary	MARCH 31, 2009

AVERAGE ANNUAL TOTAL RETURNS

	1 MONTH*	3 MONTHS*	SINCE INCEPTION 11/17/08*
Global Opportunities	9.45%	-1.35%	10.00%
MSCI AC World Small Cap Index	8.84%	-9.19%	-2.23%
S&P Global SmallCap Index	8.42%	-10.17%	-3.61%
MSCI AC World Index	8.24%	-10.70%	-6.13%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held 60 days or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expenses for the Wasatch Global Opportunities Fund are 2.61%. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expenses may differ due to waivers and reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor may have absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

Investing in small and micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investments in emerging markets are subject to the same risks as other foreign securities and may be subject to greater risks than investments in foreign countries with more established economies and securities markets.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Fund
VNUS Medical Technologies, Inc.	2.33%
Wirecard AG (Germany)	1.63%
Abcam plc (United Kingdom)	1.50%
AmSurg Corp.	1.14%
Resources Connection, Inc.	1.10%
Ted Baker plc (United Kingdom)	1.04%

Company	% of Fund
LMA International N.V. (Singapore)	1.03%
Ports Design Ltd. (Hong Kong)	0.95%
O2Micro International Ltd. ADR (Cayman Islands)	0.87%
Anta Sports Products Ltd. (China)	0.83%

12.42%

**As	of March 31, 2009, the Fund had 12.42% invested in the Top 10 equity holdings and there were 268 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†Excludes	securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The chart represents a hypothetical $10,000 investment at the beginning of the time period shown. The MSCI AC World Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets, including securities of U.S. issuers, with market capitalizations between US $200 million and $1.5 billion. The S&P Global Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located across developed and emerging markets, including the United States, who fall in the bottom 15% of their country’s market cap range. The MSCI AC World Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets, including securities of U.S. issuers, of all capitalizations. You cannot invest directly in these or any indexes.

WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND (WAGTX) — Management Discussion	MARCH 31, 2009

The Wasatch Global Science & Technology Fund is managed by a team of Wasatch portfolio managers, led by Sam Stewart.

Samuel S. Stewart, Jr. PhD, CFA Portfolio Manager

OVERVIEW

Amid extremely poor performance for the broader market, the Wasatch Global Science & Technology Fund returned -27.45% for the six months ended March 31, 2009. The Fund outperformed the -28.62% return of its primary benchmark, the Russell 2000 Technology Index, and trailed the -26.48% return of the Nasdaq Composite Index.

The fourth quarter of 2008, a time of extreme turmoil in the global financial markets, was challenging for the Fund. Since the new year began, the Fund has been helped by the fact that individual company fundamentals, rather than macroeconomic factors, have been the key driver of stock prices. This has been a positive for the Fund given our emphasis on companies with high earnings potential, attractive valuations, and strong product cycles.

DETAILS OF THE PERIOD

The Fund’s technology stocks held up much better than those in the Russell 2000 Technology Index during the difficult market conditions of the last six months. Here, we were helped by many of our overseas holdings, some of which came through with strongly positive returns at a time when the returns of many technology stocks were deep in negative territory. The Fund’s top contributor was Wasion Meters Group Ltd., a China-based manufacturer of electronic power meters and data collection terminals for the gas, electricity, and water industries. Another strong performer was Tandberg ASA, a Norway-based designer of digital compression systems for on-demand television content. The company reported strong earnings in a potentially challenging environment, helping its share price to rise over 38%.

The better performance of our technology holdings was mostly offset by our selection of holdings in the health care sector. Here, the downturn in three senior assisted-living companies — Emeritus Corp., Capital Senior Living Corp. and Sunrise Senior Living, Inc. — weighed heavily on the Fund’s return. Our original thesis for investing in these companies was that the aging U.S. population would mean that the long-term demand for rooms in such facilities would likely outstrip the supply. However, demand came under pressure as the slowing economy led many families to postpone the expense of long-term care if possible. Additionally, these companies tend to have higher levels of debt due to their large real estate holdings. At a time of constricted credit, heavily indebted companies generally produced poor performance. We elected to eliminate all of the Fund’s holdings in this group.

Outside of the assisted-living group, many of the Fund’s prominent detractors were technology companies exposed to weakness in the industrials sector, such as Melexis N.V., a Belgian company that generates 70% of its revenues from the auto sector; and two manufacturers of computer-aided design solutions used by industrial companies: Rolta India Ltd. and Autodesk, Inc. Two other detractors of note were Tulip Telecom Ltd., an Indian telecommunication services provider whose shares fell 73%; and Goodpack Ltd., a Singapore-based manufacturer of shipping containers and packaging.

Somewhat surprisingly given the poor performance of the foreign markets, many of our non-U.S. holdings delivered strong returns during the past six months. In addition to the technology holdings we mentioned, a couple of health care companies also produced strong returns. The Fund benefited from positions in EPS Co. Ltd., a Japanese clinical research organization, and DiaSorin S.p.A, an Italian manufacturer of diagnostics kits. Current and future portfolio holdings are subject to risk.

OUTLOOK

It’s during bear markets* when fundamental research becomes most important. We say this because it is the in-depth knowledge of the companies in our portfolio that helps us discern whether the poor performance of individual stocks is the result of deteriorating fundamentals or simply the impact of general market fears. We will not always be right on this count — as evidenced by our experience with the senior assisted-living companies — and in these cases we will not hesitate to sell and move on to better opportunities. Still, we believe the Fund is populated with attractively valued companies that have identifiable, stock-specific drivers of earnings growth** and represent the favorite picks of the Wasatch health care and technology analysts’ teams. As such, the composition of the portfolio reflects the countless hours we have devoted to researching company fundamentals, getting to know management teams, and traveling around the world to conduct “on the ground” research.

This process has given us a high level of conviction in the individual companies we hold in the Fund. With valuations becoming increasingly attractive across the technology and health care sectors, we believe that a return to more normal market conditions will allow the solid fundamentals of our holdings to be reflected in their stock prices. We are confident that our patient, disciplined approach has the potential to be rewarded over time.

Thank you for the opportunity to manage your assets.

CFA® is a registered trademark of CFA Institute.

*	A bear market is generally defined as a drop of 20% or more in stock prices over at least a two-month period.

**	Earnings growth is a measure of growth in a company’s net income over a specific period, often one year.

WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND (WAGTX) — Portfolio Summary	MARCH 31, 2009

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 12/19/00
Global Science & Technology	-27.45%	-36.56%	-6.26%	-1.43%
Russell 2000 Technology Index	-28.62%	-30.26%	-8.65%	-10.09%
Nasdaq Composite Index	-26.48%	-32.25%	-4.43%	-5.72%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held 60 days or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expenses for the Wasatch Global Science & Technology Fund are 1.92%. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expenses may differ due to waivers and reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor may have absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

Investing in concentrated funds will be more volatile and loss of principal could be greater than investing in more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Fund
Cognizant Technology Solutions Corp., Class A	3.78%
O2Micro International Ltd. ADR (Cayman Islands)	2.94%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	2.18%
Wirecard AG (Germany)	2.00%
Netlogic Microsystems, Inc.	1.97%

Company	% of Fund
Redecard S.A. (Brazil)	1.95%
VNUS Medical Technologies, Inc.	1.91%
Infosys Technologies Ltd. (India)	1.90%
F5 Networks, Inc.	1.88%
DealerTrack Holdings, Inc.	1.86%

22.37%

**	As of March 31, 2009, the Fund had 22.37% invested in the Top 10 equity holdings and there were 83 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†Excludes	securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The chart represents a hypothetical $10,000 investment at the beginning of the time period shown. ††Inception: December 19, 2000. The Russell 2000 Technology Index is a capitalization-weighted index of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science. The Nasdaq Composite Index is unmanaged and measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The Index is market-value weighted. This means each company’s security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. Due to their number and size, technology stocks tend to dominate the direction of the Index. You cannot invest directly in these or any indexes.

WASATCH HERITAGE GROWTH FUND (WAHGX) — Management Discussion	MARCH 31, 2009

The Wasatch Heritage Growth Fund is managed by a team of Wasatch portfolio managers, led by Chris Bowen and Ryan Snow.

Chris Bowen Portfolio Manager	Ryan Snow Portfolio Manager	OVERVIEW Amid harsh economic challenges and unprecedented market volatility, the Wasatch Heritage Growth Fund declined 23.87% during the six-month period ended March 31, 2009. This com-

pared favorably to the Fund’s benchmarks as the Russell 1000 Growth fell 25.97% and the Russell Midcap Growth fared even worse, slumping 29.81%, while the S&P 500 lost 30.54%.

The broad-based market retreat was profound in its scope as every sector in the indexes declined substantially. Market losses continued for most of the period as economic uncertainty put a damper on investor confidence. A powerful market rally that started in early March closed the period.

Despite the market’s late rally, global economic problems persist and near-term visibility remains limited. While the earnings of many of the Fund’s holdings will be lower this year than last year, company fundamentals appear solid. Projected earnings growth* for our holdings is expected to be down significantly less than the overall market. We believe the Fund remains nicely positioned because it holds companies that are market share leaders, employ top management teams, and have solid balance sheets and sustainable business models that generate substantial cash. Core to our investment philosophy is that these types of companies have the best potential to be rewarded over the long run.

While we’re not pleased that the Fund lost money for our valued shareholders, we believe that our outperformance of the general market is a result of our investment discipline. As investor tolerance for risk wanes, high quality stocks, like the ones we believe the Fund holds, typically benefit as investors flee to the safety of more reliable companies. Even with the barrage of information and events that have unfolded lately, our core process and philosophy have remained unchanged.

DETAILS OF THE PERIOD

Given the current economic turbulence, we have been pleased by the business performance of our top holdings. Especially important in this economic climate, the majority of companies in the Fund continue to generate cash that allows them to self-finance their operations and thus avoid the sticky capital and credit markets.

Not surprisingly, the Fund’s top performing stocks during the period had a countercyclical element to them. While they offered some insulation from the market devastation, we also believe that they have the potential to do well in a more normal environment.

The top performing stock was long-time holding Apollo Group, Inc. The company operates private universities that provide post-secondary education to working adults. While the recession and higher unemployment has certainly played a role in Apollo Group’s recent success, our enduring investment theme revolves around the ongoing desire of workers to increase their skills in order to procure more gainful employment.

O’Reilly Automotive, Inc., an auto parts retailer and distributor, was also a top-performer. With a recession upon us, new car sales have plummeted, keeping older automobiles on the road and heightening the need for aftermarket parts and supplies. We also approved of O’Reilly’s recent acquisition of CSK Auto, which provides the company with a West Coast presence.

Information technology (IT) company BMC Software, Inc. also supplied a boost to the Fund’s results. BMC provides software that allows companies to decrease the high human capital costs of monitoring technological operations, and to have fewer business disruptions by automating, prioritizing and optimizing the functions of a firm’s servers and other IT resources.

Two holdings that weighed heavily on the downside were pharmaceutical companies Covance, Inc. and Express Scripts, Inc. Both companies suffered in part due to the uncertainty surrounding health care with President Obama’s election. Covance, a research service provider for pharmaceutical firms, was our largest detractor from performance during the period. With 40% of its revenue generated overseas, a strengthening dollar along with some new project delays dampened its near-term revenue outlook. Despite what we feel will be temporarily slower growth, Covance’s backlog of servicing opportunities has us encouraged about the company’s prospects and we increased our position when the stock price fell.

We’ve also continued to hold a significant position in pharmacy benefits manager Express Scripts. The company’s services are designed to help clients save money on their prescription medications. With an unprecedented number of generic drugs expected to come to market over the next few years, Express Scripts should be a key beneficiary as the more money the company saves for clients through generic substitution the better Express Scripts does. Current and future portfolio holdings are subject to risk.

OUTLOOK

We are in uncharted territory regarding our ability to forecast key metrics like captured earnings growth and appropriate valuations. Due to the fogginess in the economy, we are finding that even traditionally stable businesses have little visibility into the near future and have been reluctant to offer outlooks for 2009. We view this as a short-term hurdle, and are much more concerned with where our companies will be several years down the road rather than in several months.

We look forward to the challenge of helping you meet your investment needs and sincerely appreciate your trust and confidence.

Thank you for the opportunity to invest your assets.

*	Earnings growth is a measure of growth in a company’s net income over a specific period, often one year.

WASATCH HERITAGE GROWTH FUND (WAHGX) — Portfolio Summary	MARCH 31, 2009

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 6/18/04
Heritage Growth	-23.87%	-30.30%	N/A	-4.69%
Russell Midcap Growth Index	-29.81%	-39.58%	N/A	-3.88%
S&P 500 Index	-30.54%	-38.09%	N/A	-5.15%
Russell 1000 Growth Index	-25.97%	-34.28%	N/A	-4.84%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held 60 days or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expenses for the Wasatch Heritage Growth Fund are 1.01%. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expenses may differ due to waivers and reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor may have absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

Investing in mid cap funds will be more volatile and loss of principal could be greater than investing in large cap funds. Equity investing involves risks including potential loss of the principal amount invested.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Fund
St. Jude Medical, Inc.	4.68%
Altera Corp.	4.20%
BMC Software, Inc.	3.89%
Redecard S.A. (Brazil)	3.84%
Amphenol Corp., Class A	3.73%
Copart, Inc.	3.52%

Company	% of Fund
Infosys Technologies Ltd. (India)	3.43%
Express Scripts, Inc.	3.24%
CVS Caremark Corp.	3.04%
IntercontinentalExchange, Inc.	2.64%

36.21%

**	As of March 31, 2009, the Fund had 36.21% invested in the Top 10 equity holdings and there were 50 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†Excludes	securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The chart represents a hypothetical $10,000 investment at the beginning of the time period shown. ††Inception: June 18, 2004. The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in the Russell Midcap Growth Index are also members of the Russell 1000 Growth Index. The S&P 500 Index represents 500 of the United States’ largest stocks from a broad variety of industries. The index is unmanaged, and a common measure of common stock total return performance. The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in these or any indexes.

WASATCH HERITAGE VALUE FUND (WAHVX) — Management Discussion	MARCH 31, 2009

The Wasatch Heritage Value Fund is managed by a team of Wasatch portfolio managers, led by Brian Bythrow.

Brian Bythrow, CFA Portfolio Manager

OVERVIEW

After the volatile and even shocking developments at the end of the last reporting period, investors who thought relief would come in this one were disappointed. The financial markets continued to experience significant turmoil through the end of 2008 and into 2009, as risk-wary investors shed equities in favor of less-volatile assets, and the market offered few safe havens from the meltdown.

The Federal Reserve threw virtually all the ammunition it had at the crisis, joined at many points by the efforts of other central banks. That these efforts were needed was confirmed by the official pronouncement late in 2008 that the U.S. economy had been in a recession for nearly a year. In the later part of March, stocks managed to stage a strong rally, though opinions were mixed as to whether the upturn marked the early stages of a recovery, or was merely a bear-market* rally.

In this challenging environment, the Wasatch Heritage Value Fund posted a return of -22.23% for the six months, placing it well ahead of the -35.22% return of its benchmark, the Russell 1000 Value Index. We recognize that the positive news of this outperformance is diminished by the substantial loss incurred over the period.

Our outperformance was driven as much by what we didn’t have in the portfolio as by what we did. Within the financials sector, we avoided companies that were exposed to credit risk. This helped our relative performance as such companies came under heavy pressure during the period. We also stayed away from health care stocks that are perceived to be vulnerable to lower government reimbursement levels that may occur if proposed health care reforms are adopted. In addition, our underexposure to consumer discretionary stocks — which were generally pummeled over the six months — benefited performance, as did the strength of our individual selections within the sector.

DETAILS OF THE PERIOD

Despite a weak period for consumer discretionary stocks overall, the sector was home to our strongest single contributor to performance over the period. O’Reilly Automotive, Inc., a retailer of automotive parts and supplies, has thrived as cost-conscious drivers have elected to keep their cars on the road longer, rather than trading them in, and to perform more routine maintenance themselves. The company has also benefited from its strong management team and solid business model.

Although health care is generally viewed as an area of the economy that is recession-resistant, in recent months many health care companies have been hit by concerns that health care reform would hurt their reimbursement rates. Also, there were signs that consumers were beginning to defer medical expenses viewed as discretionary. We were, however, able to identify health care companies positioned to benefit from cost-saving efforts. One of these was Mylan Inc., a producer of generic drugs. Mylan was our second-greatest contributor over the period. The company’s products are likely to be in greater demand as consumers — and their insurers — seek to get more for less from their health care dollars. Investors also responded positively as the company successfully integrated more of the operations, and paid down more of the debt, that it picked up in its acquisition of Merck’s generic drug portfolio in 2008.

The consumer staples sector came under some pressure during the period, but held up quite a bit better than many other areas of the market. Another of our top performers for the six months, Hansen Natural Corp., came from the sector, and reflected our emphasis on the food and beverage area. Hansen makes the popular Monster Energy drinks as well as other all-natural beverages. Despite the company’s strong growth prospects, we were able to purchase the stock at a low price in the midst of 2008’s market turmoil. As investors once again recognized the company’s many strengths, the stock price rose to a level that was too expensive for our tastes, so we sold our position. Current and future portfolio holdings are subject to risk.

OUTLOOK

Over the period we trimmed the number of holdings in the portfolio to 30, reflecting profit-taking on successful names, the removal of some companies in which we had lost confidence, and the calling of some stocks on which we had written options. One result of these sales was a significant increase in our cash position. This gives us a healthy level of resources to deploy as we identify companies positioned to benefit from economic stabilization and recovery.

Although the low valuations on many stocks can be appealing, we’re mindful that many of the issues that got the U.S. economy into its current situation are still in place. Foremost among these is that we live in a consumer-driven economy, but highly indebted Americans need to spend less, not more, complicating the prospects for a possible recovery.

We believe a cautious approach is still in order. In the coming months the challenge will be to find the balance between acting deliberately, and avoiding being left on the sidelines when the recovery begins to take hold.

Thank you for the opportunity to manage your assets.

CFA® is a registered trademark of CFA Institute.

*	A bear market is generally defined as a drop of 20% or more in stock prices over at least a two-month period.

WASATCH HERITAGE VALUE FUND ( WAHVX) — Portfolio Summary	MARCH 31, 2009

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 8/30/07
Heritage Value	-22.23%	-30.05%	N/A	-24.40%
Russell 1000 Value Index	-35.22%	-42.42%	N/A	-34.17%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held 60 days or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expenses for the Wasatch Heritage Value Fund are 3.89%. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expenses may differ due to waivers and reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor may have absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

Investments in value stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. Loss of principal is a risk of investing. Being non-diversified, the Fund can invest a larger portion of its assets in the securities of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Fund
Mylan, Inc.	4.06%
Copart, Inc.	3.80%
Annaly Capital Management, Inc.	3.69%
Syngenta AG ADR (Switzerland)	3.65%
Costco Wholesale Corp.	3.43%
Cognizant Technology Solutions Corp., Class A	3.43%

Company	% of Fund
Activision Blizzard, Inc.	3.35%
Wal-Mart Stores, Inc.	3.16%
EMC Corp.	3.15%
ARC Energy Trust (Canada)	3.10%

34.82%

**	As of March 31, 2009, the Fund had 34.82% invested in the Top 10 equity holdings and there were 28 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†Excludes	securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The chart represents a hypothetical $10,000 investment at the beginning of the time period shown. ††Inception: August 30, 2007. The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged total return index of the 3,000 largest U.S. companies based on total market capitalization. You cannot invest directly in these or any indexes.

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Management Discussion	MARCH 31, 2009

The Wasatch International Growth Fund is managed by a team of Wasatch portfolio managers, led by Roger Edgley. Laura Hoffman was a co-manager for the Fund with Mr. Edgley until October 24, 2008.

Roger D. Edgley, CFA Portfolio Manager

OVERVIEW

For the six months ended March 31, 2009, the Wasatch International Growth Fund returned -29.49% compared to a return of -28.98% for the MSCI AC World Ex-U.S.A. Small Cap Index.

World markets continued their downhill slide during the period, although the wholesale liquidation of stocks abated somewhat in March. As world governments worked to stimulate their economies and more concrete details about their plans emerged, investors began to calm their fears and take the more rational approach of considering the prospects of individual companies and the economic condition of individual regions.

After big losses last year, emerging markets began to outperform developed markets when investors realized that the economies of these countries are healthier and that their banking systems are not in need of systemic repair. For example, China, one of the world’s largest emerging markets, turned in much stronger results than the United Kingdom, whose challenges are symptomatic of those faced by other developed markets. While weakness was widespread across sectors, companies with solid balance sheets that have been able to grow their earnings stood out.

Although time and patience will be required to work through the problems in the global economy and repair badly damaged banking systems in the developed world, we remain optimistic about investing internationally. We expect emerging markets to bounce back more quickly than developed markets. From our perspective as bottom-up investors, we continue to find attractive businesses in our universe at attractive prices.

DETAILS OF THE PERIOD

We have invested in two themes in China that continued to play out well for the Fund over the past six months. The first is in companies that sell products to China’s growing consumer class. Unlike their debt-ridden counterparts in the developed world, Chinese consumers are unburdened by debt and have the capacity to spend. We think this lends tremendous support to the earnings growth potential of retailers and other consumer-focused companies in China. Sportswear manufacturer Anta Sports Products Ltd. is an investment on this theme that benefited the Fund during the period. We also like the prospects of companies tied to Internet growth in China and recently added three new names to the Fund. While the Fund benefited from the performance of all three companies during the period, NetEase.com, Inc., a provider of online games and communities, was the standout contributor.

The two countries that were the biggest drag on the Fund’s results during the period were the United Kingdom and Canada. Some of the biggest detractors in these countries were our energy holdings, as the sharp decline in oil and gas prices negatively impacted them. Beyond the handful of emerging countries showing some signs of optimism, the indiscriminate nature of the world economic downturn meant that stocks in most every country were down double digits during the period.

Sectors across the board were also down significantly. Industrials have been hit hard in the global economic downturn and the Fund’s holdings were no exception. Australia-based Campbell Brothers Ltd., a soap and chemical manufacturer, was a large detractor as annual revenues fell short of analysts’ expectations. Japan-based Aeon Delight Co. Ltd. and Nihon M&A Center, Inc. saw their stock prices drop precipitously when the Japanese economy took a turn for the worse as exports collapsed in the first quarter of 2009. Japanese industrial companies will likely see slower growth but their stocks are cheaply valued and they could benefit from a weaker yen and economic growth in other parts of Asia.

Given all the turmoil surrounding the credit markets and banks, it is not surprising that financial stocks were among the weakest performers for the period. Although the sector contained the Fund’s top contributor, it also contained the biggest detractor. On the bottom was the Bank of N.T. Butterfield & Son Ltd. based in Bermuda, whose substantial investment portfolio was hurt by exposure to U.S. fixed-income and mortgage-backed securities. The top contributor was Japan’s Osaka Securities Exchange Co. Ltd. Another exchange that has done well for us is BM&F Bovespa S.A., created by the merger of the Brazilian Mercantile & Futures Exchange and Sao Paulo Stock Exchange. We hold a number of securities exchanges in the Fund because we like their long-term competitive positions and strong balance sheets. Current and future portfolio holdings are subject to risk.

OUTLOOK

We expect emerging markets to lead as the global economy gets on the road to recovery. Economic growth forecasts are stronger for emerging markets and their banking systems are in better shape than those in the developed world. The emerging market companies we hold are characterized by solid balance sheets and strong earnings growth potential. In developed markets, our approach is to focus on companies that we think can withstand the difficult environment better than their competitors and that can start growing their earnings again as global economies begin to expand.

The challenge of investing when the outlook is so cloudy and nearly all stocks are attractively priced is to find companies that can generate earnings growth. At Wasatch, we rely on our time-tested, bottom-up research process to help us identify such companies. Wasatch’s philosophy for more than 30 years has been that “earnings growth drives stock prices over the long-term.” We believe it is especially relevant today.

Thank you for the opportunity to manage your assets.

CFA® is a registered trademark of CFA Institute.

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Portfolio Summary	MARCH 31, 2009

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 6/28/02
International Growth	-29.49%	-50.84%	-4.75%	2.19%
MSCI AC World Ex-U.S.A. Small Cap Index	-28.98%	-49.54%	-1.38%	5.30%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held 60 days or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expenses for the Wasatch International Growth Fund are 1.83%. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expenses may differ due to waivers and reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor may have absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Fund
DiaSorin S.p.A (Italy)	3.63%
Rotork plc (United Kingdom)	3.10%
Wirecard AG (Germany)	3.00%
Shandong Weigao Group Medical Polymer Co. Ltd., Class H (China)	2.63%
Osaka Securities Exchange Co. Ltd. (Japan)	2.50%
Tandberg ASA (Norway)	2.40%

Company	% of Fund
Bank of N.T. Butterfield & Son Ltd. (Bermuda)	2.39%
Abcam plc (United Kingdom)	2.20%
SimCorp A/S (Denmark)	2.15%
Campbell Brothers Ltd. (Australia)	2.12%

26.12%

**	As of March 31, 2009, the Fund had 26.12% invested in the Top 10 equity holdings and there were 78 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†Excludes	securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The chart represents a hypothetical $10,000 investment at the beginning of the time period shown. ††Inception: June 28, 2002. The MSCI AC World Ex-U.S.A. Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets, excluding securities of U.S. issuers. This index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities. You cannot invest directly in this or any index.

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Management Discussion	MARCH 31, 2009

The Wasatch International Opportunities Fund is managed by a team of Wasatch portfolio managers, led by Roger Edgley and Blake Walker.

Roger D. Edgley, CFA Portfolio Manager	Blake H. Walker Portfolio Manager

OVERVIEW

The past six months represented a period of almost unprecedented difficulty for the Fund and investors in general, though the latter half of the period showed some signs of hope. Through the end of

2008, financial institutions around the world were still severely hampered by the global credit crunch, and concerned investors continued their flight out of international stocks. Even China was not immune to the global meltdown, despite a series of short-term rate cuts and the Chinese government’s announcement of a major economic stimulus and infrastructure development plan.

As 2009 dawned, global stocks continued on a volatile path, but unlike recent periods, not all countries were moving in the same direction. A number of emerging markets, including Brazil, Russia, and China, were among those posting positive results in early 2009. While many problems remain to be resolved, both enthusiasm about new leadership in the U.S. and widespread stimulus efforts around the globe are allowing many markets to move past the recent gloom and toward a more rational tone.

During this volatile period, the Wasatch International Opportunities Fund returned -27.85% for the six months ended March 31, 2009. This placed the Fund ahead of its benchmark, the MSCI World Ex-U.S.A. Small Cap Index, which returned -30.38% over the same period. We recognize that outperforming the Index means little when absolute returns are so poor.

DETAILS OF THE PERIOD

Our overweighting and stock selection in the health care sector played a major role in our outperformance of the Index. This was the only sector that made a positive contribution to the Fund’s absolute return. Our underweighting in the troubled financials sector also helped. With stocks down so broadly and indiscriminately, though, sector results were of only minimal use.

From a country perspective, our heaviest weighting in the portfolio remained China. This was detrimental to performance over the six months as a whole, though the country rebounded strongly in the first three months of 2009.

China Automation Group Ltd., a provider of safety and control systems for companies in the oil, gas and railroad industries in China, was our greatest positive contributor to performance over the period. The company stands to benefit from China’s massive infrastructure spending plans.

In the health care sector, Shandong Weigao Group Medical Polymer Co. Ltd., a maker of single-use medical devices,

contributed to our relative outperformance. It could be in line to benefit from the ever-increasing emphasis on cost-management in health care.

Of course, not all of our strong performers came from China. In the financials sector, Japan’s Osaka Securities Exchange Co. Ltd. avoided the turmoil rocking most of the sector and produced strong results for the six months. The company benefited from increased trading volume in futures, options, and other derivative securities in Japan. We’re attracted to securities exchanges because their market positions are fairly secure as would-be competitors face high barriers to entry.

Another positive holding over the period was Norway’s Tandberg ASA. This company controls about 40% of the worldwide market for video-conferencing equipment and technology. This sector of the telecom market is of particular interest today, as video conferencing can offer an attractive solution — and return on investment — for companies seeking ways to maintain close client relationships while cutting travel expenses and perhaps reducing their carbon footprint as well.

Unfortunately, a series of unexpected developments — including fraud and errors in judgment by the management of two Singapore-listed Chinese companies, helped make these some of our weakest performers for the period. These situations did more than cause steep declines in the stocks of the companies involved, such as Beauty China Holdings Ltd. They also created a sense of guilt by association that devastated the share prices of companies that appear to have had no part in any wrongdoing, such as athletic shoe and apparel maker China Hongxing Sports Ltd., the greatest detractor from the Fund’s performance for the period. We believe the company — whose valuation is currently below net cash — has been unfairly punished, but we reduced our position somewhat in the name of caution. Current and future portfolio holdings are subject to risk.

OUTLOOK

We are leaving the six months with a more positive outlook than we had when we entered the period. We’re confident that the coordinated fiscal and monetary stimulus activity around the world will eventually work, but we think that will happen sooner in some places (i.e., China) than in others (i.e., the U.S.).

Economic data overwhelmingly suggest that China is likely to experience some of the strongest relative growth in the coming months, and we are comfortable maintaining our overweight there. That said, we are also taking the opportunity to scour all the world’s markets for the best companies we can find. With the valuations of so many companies knocked down to historically low levels, we believe we have opportunities to buy companies with better quality and growth characteristics at better values than at any time in the past.

Thank you for the opportunity to manage your assets.

CFA® is a registered trademark of CFA Institute.

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Portfolio Summary	MARCH 31, 2009

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 1/27/05
International Opportunities	-27.85%	-50.02%	N/A	-6.27%
MSCI World Ex-U.S.A. Small Cap Index	-30.38%	-49.40%	N/A	-7.49%
MSCI AC World Ex-U.S.A. Small Cap Index	-28.98%	-49.54%	N/A	-5.14%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held 60 days or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expenses for the Wasatch International Opportunities Fund are 2.54%. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expenses may differ due to waivers and reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor may have absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

*Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Fund
iShares MSCI Emerging Markets Index Fund	4.06%
Wirecard AG (Germany)	2.92%
Anta Sports Products Ltd. (China)	2.66%
China Automation Group Ltd. (China)	2.55%
Osaka Securities Exchange Co. Ltd. (Japan)	2.07%
Tandberg ASA (Norway)	2.06%

Company	% of Fund
SPDR Metals & Mining ETF	1.95%
Wasion Group Holdings Ltd. (Hong Kong)	1.83%
Aramex PJSC (United Arab Emirates)	1.69%
Sino Biopharmaceutical Ltd. (China)	1.67%

23.46%

**	As of March 31, 2009, the Fund had 23.46% invested in the Top 10 equity holdings and there were 100 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†Excludes	securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The chart represents a hypothetical $10,000 investment at the beginning of the time period shown. ††Inception: January 27, 2005. The MSCI World Ex-U.S.A. Small Cap Index is an unmanaged index that measures the performance of stocks with market capitalizations between US $200 million and $1.5 billion across 22 developed markets, excluding the United States. The MSCI AC World Ex-U.S.A. Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets, excluding securities of U.S. issuers. This index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities. You cannot invest directly in these or any indexes.

WASATCH MICRO CAP FUND (WMICX) — Management Discussion	MARCH 31, 2009

The Wasatch Micro Cap Fund is managed by a team of Wasatch portfolio managers, led by Daniel Chace.

Daniel Chace, CFA Portfolio Manager

OVERVIEW

During the six months ended March 31, the Wasatch Micro Cap Fund lost 36.25% and the Russell 2000 and Russell Microcap indexes fell 37.17% and 39.05%, respectively. All of the major U.S. equity indexes plummeted as the worst financial crisis in decades wreaked havoc on the global economy.

The Fund’s loss was concentrated in the first half of the period when we were not as defensive as we should have been given the steep decline in economic activity. The Fund also posted a loss in the second half of the period; however, the balance sheet strength in the portfolio helped us avoid much of the decline in the broad small cap market.

DETAILS OF THE PERIOD

This was the most challenging period that we have ever experienced. Stock prices plunged as the freeze in the credit markets led to a rapid contraction in growth expectations for the U.S. and international economies. Unnerved by the losses, investors pulled money out of hedge funds and mutual funds, and managers had to sell stocks to meet redemptions. The forced selling drove stock prices even lower, resulting in a vicious downward spiral.

There were few places to hide in the volatile environment, and the Fund generated a significant loss. Most of the decline occurred in the first half of the period when we were not sensitive enough to the extreme level of risk aversion in the market. As business fundamentals deteriorated across the board, we remained willing to own quality companies with weaker business trends given their historically low valuations. While this has served the Fund well in the past, it was not a good strategy in the fourth quarter of 2008. Inexpensive valuations provided almost no cushion to stock prices, even for companies with strong balance sheets.

Our foreign exposure* was an area where we could have positioned the Fund more defensively. International stocks, especially small caps, also felt the pressure of the forced selling by hedge fund and mutual fund managers. Moreover, the consensus view that emerging markets like China would be less impacted by the global economic slowdown fell by the wayside. One of the Fund’s worst-performing holdings was China Hongxing Sports Ltd., an athletic shoe and apparel retailer. Earnings were below expectations, and the company lowered its 2009 same-store-sales forecast in response to cutbacks in consumer spending. Despite the weakness in the stock, we remain positive on China Hongxing’s long-term prospects — and on international investing in general, given the number of high-quality, well-managed businesses domiciled abroad.

Our performance improved in the second half of the period. The Fund still had a loss, but the loss was much smaller than it had been in the previous three months. Furthermore,

we picked up substantial ground relative to the Russell 2000 Index as the fear and liquidity-driven selling in the market abated. The credit markets remained stressed, but massive government intervention eased concerns of a systemic financial collapse. As market sentiment improved, investors refocused on company fundamentals. One of the characteristics they favored was financial strength, and small cap companies with strong balance sheets outperformed weaker-balance-sheet names. This benefited the Fund given the large percentage of its market value that is invested in companies with high-quality financial structures.

One of our best-performing stocks was VNUS Medical Technologies, Inc., a manufacturer of medical devices that use radio frequency (RF) energy to treat varicose veins. The company has no long-term debt, generated strong free cash flow in 2008 and is experiencing rapid sales growth. Demand for its products has proven to be fairly independent of the economy, because people have these treatments for health, rather than cosmetic, reasons. In addition, VNUS has strengthened its competitive position on multiple fronts, which is helping it gain share in a growing global market. Current and future portfolio holdings are subject to risk.

OUTLOOK

The United States has been in a recession for more than a year, and it is unclear when the economy will fully recover. That said, some slightly positive signs on forward-looking indicators make us more optimistic the economy is on the mend, though the pace of economic activity may remain below its potential for some time.

In light of our measured optimism, the Fund is generally positioned to benefit from a more normal economic environment. A substantial percentage of its market value is invested in economically sensitive companies with healthy balance sheets and good business models. We believe these companies will not only weather the recession but be stronger coming out of it, since the recession is hurting their competitors. And if our optimism is misplaced and the economy remains weak, the balance sheet strength of these holdings should lend support to their stock prices, as it did in the first quarter of 2009. We also have significant exposure to companies that can do well in any type of environment, because their growth drivers are independent of the economy.

Thank you for the opportunity to manage your assets.

CFA® is a registered trademark of CFA Institute.

*	These holdings excluded American Depositary Receipts (ADRs — receipts issued by domestic banks for shares of foreign-based corporations that trade on U.S. stock exchanges) and companies incorporated in other countries but whose shares trade on U.S. stock exchanges.

WASATCH MICRO CAP FUND (WMICX) — Portfolio Summary	MARCH 31, 2009

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Micro Cap	-36.25%	-43.72%	-7.75%	10.48%
Russell 2000 Index	-37.17%	-37.50%	-5.24%	1.93%
Russell Microcap Index	-39.05%	-41.70%	-9.66%	N/A

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held 60 days or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expenses for the Wasatch Micro Cap Fund are 2.11%. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expenses may differ due to waivers and reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor may have absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Fund
Westwood Holdings Group, Inc.	3.01%
O2Micro International Ltd. ADR (Cayman Islands)	2.85%
Resources Connection, Inc.	2.75%
VNUS Medical Technologies, Inc.	2.62%
Redwood Trust, Inc.	2.55%
Dollar Financial Corp.	2.51%

Company	% of Fund
Micrel, Inc.	2.48%
Hibbett Sports, Inc.	2.48%
Power Integrations, Inc.	2.43%
Pericom Semiconductor Corp.	2.34%

26.02%

**	As of March 31, 2009, the Fund had 26.02% invested in the Top 10 equity holdings and there were 81 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†Excludes	securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The chart represents a hypothetical $10,000 investment at the beginning of the time period shown. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small-cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all U.S. equities by market capitalization. No data was available for the Index prior to 6/30/00. Data for the Index from 6/30/00 until its official start data of July 1, 2005 was from a paper portfolio. You cannot invest directly in these or any indexes.

WASATCH MICRO CAP VALUE FUND (WAMVX) — Management Discussion	MARCH 31, 2009

The Wasatch Micro Cap Value Fund is managed by a team of Wasatch portfolio managers, led by Brian Bythrow and John Malooly.

Brian Bythrow, CFA Portfolio Manager	John Malooly, CFA Portfolio Manager	OVERVIEW The market turmoil we experienced at the end of our last reporting period persisted into the first six months of this one, as volatility continued to affect virtually every sector, investment style, and market capitalization. To contend with the global credit crunch afflicting financial institutions in the U.S. and around the world, the Federal Reserve — joined by a number of the world’s central banks — took bold and at times unprecedented steps.

The need for these efforts was reinforced when the official pronouncement came in the late fall that the U.S. economy had been in a recession for nearly a year. Additional initiatives aimed at revitalizing the economy and stabilizing the financial markets were introduced shortly after the swearing in of the new Congress and Presidential administration. In the later part of March, stocks staged a strong rally, though opinions were mixed as to whether the upturn marked the early stages of a recovery, or was simply a bear market* rally.

In this turbulent environment, the Wasatch Micro Cap Value Fund posted a return of -30.56% for the six months ended March 31, 2009. This figure placed the Fund’s performance ahead of its primary benchmark, the Russell 2000 Index, which returned -37.17% over the same period. Although the Fund’s return represents significant outperformance relative to our benchmark, we recognize that this news is overshadowed by the size of the loss incurred over the six months.

The greatest factor in our outperformance for the six-month period was our position in industrial stocks. A number of the companies we selected from this sector appear poised to benefit from the Obama administration’s economic stimulus plans. In addition, our deliberate underweighting of financial stocks, particularly those with exposure to credit risk, helped our return as that sector was understandably one of the hardest hit by the credit crisis.

DETAILS OF THE PERIOD

In the uncertain environment, the prospects for increased infrastructure spending as part of the government’s economic stimulus program were a welcome bright spot. Reflecting this trend, our strongest contributor to performance for the six months was Orion Marine Group, Inc. Orion provides dredging services that are often required by infrastructure projects situated along waterways.

Another strong positive contributor from the industrials sector was MYR Group, Inc., a company that installs equipment used in electrical transmission and distribution. MYR Group benefits from growing interest in wind farms and other alternative energy sources. These facilities are often located long distances from existing power grids, and thus require additional infrastructure to bring them on line. Other industrial holdings benefiting from planned infrastructure spending that added to our performance included EnergySolutions, Inc. a provider of nuclear-material processing and disposal services, and Michael Baker Corp., an engineering and design services firm focused on bridges and other infrastructure projects.

We have some concerns that the ultimate impact of stimulus spending may be less than what is hoped for. So we have been reducing the aforementioned positions on strength, and investing some of the proceeds in manufacturing-related industrial stocks that are trading at almost unbelievably low valuations, while offering solid balance sheets and good cash flows.

International stocks continued to occupy a significant portion of the portfolio. Despite the global slowdown, we believe that solid growth opportunities remain, particularly in China and other emerging markets. Our focus is on companies that primarily serve the needs of their own domestic market, rather than producing goods for export.

The Fund’s largest individual holding is Chinese pork producer Zhongpin, Inc. The company has experienced healthy growth thanks to increasing demand from that country’s rising consumer class and its desire for higher-quality foods. Although the stock performed well in the last quarter of 2008, it was caught up in early 2009’s market volatility. Given the continued growth of the consumer class in China, we believe the stock should recover as the equity markets stabilize.

In the information technology sector, China’s Longtop Financial Technologies Ltd. has prospered by providing applications software and services for that country’s financials sector. Because China’s banking industry is still relatively early in its development, there has been strong growth in demand for Longtop’s products and services, leaving the company largely unscathed by the difficulties facing the financials sector in other parts of the world. Current and future portfolio holdings are subject to risk.

OUTLOOK

Over the period, we tightened the portfolio considerably. The reduction in our number of holdings reflected profit-taking on successful names and the removal of some companies in which we had lost confidence.

One result of these sales was an increase in the Fund’s cash position. This gives us significant resources to deploy as we identify companies positioned to benefit as the economy and markets move toward greater stability and recovery. We remain cautious, however, as the timeline for those developments is far from clear.

Thank you for the opportunity to manage your assets.

CFA® is a registered trademark of CFA Institute.

*	A bear market is generally defined as a drop of 20% or more in stock prices over at least a two-month period.

WASATCH MICRO CAP VALUE FUND (WAMVX) — Portfolio Summary	MARCH 31, 2009

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 7/28/03
Micro Cap Value	-30.56%	-41.86%	-4.18%	1.68%
Russell 2000 Index	-37.17%	-37.50%	-5.24%	-0.73%
Russell Microcap Index	-39.05%	-41.70%	-9.66%	-3.78%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held 60 days or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expenses for the Wasatch Micro Cap Value Fund are 2.30%. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expenses may differ due to waivers and reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor may have absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Fund
Zhongpin, Inc.	2.30%
Aegean Marine Petroleum Network, Inc.	2.25%
Orion Marine Group, Inc.	2.06%
LSB Industries, Inc.	1.90%
Heritage-Crystal Clean, Inc.	1.89%
Westwood Holdings Group, Inc.	1.88%

Company	% of Fund
Duff & Phelps Corp., Class A	1.75%
Haynes International, Inc.	1.68%
Opnet Technologies, Inc.	1.58%
Sino Biopharmaceutical Ltd. (China)	1.53%

18.82%

**	As of March 31, 2009, the Fund had 18.82% invested in the Top 10 equity holdings and there were 80 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†Excludes	securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The chart represents a hypothetical $10,000 investment at the beginning of the time period shown. ††Inception: July 28, 2003. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small-cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all U.S. equities by market capitalization. Data for the Index from 6/30/00 until its official start date of July 1, 2005 was from a paper portfolio. You cannot invest directly in these or any indexes.

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Management Discussion	MARCH 31, 2009

The Wasatch Small Cap Growth Fund is managed by a team of Wasatch portfolio managers, led by Jeff Cardon.

Jeff Cardon, CFA Portfolio Manager

OVERVIEW

The Wasatch Small Cap Growth Fund lost 24.43% in the six months ended March 31. The Russell 2000 Growth and Russell 2000 indexes fell 34.51% and 37.17%, respectively, in what was the most dramatic downturn in the market that we have ever seen. The gradual sell-off that began in early 2008 intensified on well-founded fears that the bursting of the credit bubble had pushed the economy into a deep recession.

Concerns about the economy weighed on many of our stocks. However, the Fund held up better than the broad small cap growth market due to our focus on investing in quality companies — companies with solid balance sheets, sustainable competitive advantages and strong management teams.

DETAILS OF THE PERIOD

In the last five months of 2008, we saw faint signs that the market was starting to move toward quality. The Fund began to outperform the Russell 2000 Growth Index following the July peak in commodity prices and the subsequent retreat in commodity-driven stocks. We continued to outperform during the remainder of 2008 when stock prices plummeted in response to the growing financial crisis and the damage this crisis was inflicting on the real economy.

During the first quarter of 2009, the previous year’s faint signs gave way to a much stronger move toward quality, and the improvement in our relative performance accelerated. The market was still weak and volatile; however, the raw emotional panic of the fourth quarter of 2008 was replaced by a more rational sorting out of companies likely to weather this economic tsunami. As the market tried to regain its footing, many of the highest-quality names in the Fund performed well.

Closer analysis of this period’s results shows that our stock picking added significant value and was especially strong in some of the places where we have traditionally done well, such as retail and technology. Our retail investments gained more than 15% in the down market, led by strength in O’Reilly Automotive. O’Reilly is an automotive parts retailer/distributor and, in our view, one of our highest-quality holdings. The company is benefiting from the countercyclical nature of its business, as consumers are delaying new car purchases and spending more to maintain their aging cars.

Neutral Tandem, a communications services firm, was another strong performer. The company provides independent switching networks that let carriers efficiently route traffic to one another without having to pay fees to competitors. Neutral Tandem is a good example of our preference for owning growing companies whose stable demand characteristics allow them to thrive even in a weak economy. Cell phone usage — the primary driver of Neutral Tandem’s revenues — has remained steady, since most people treat their cell phones as a non-discretionary expense.

On the other hand, one of our worst-performing stocks was Kendle International, a contract research organization that conducts clinical studies for biotech and pharmaceutical firms. Kendle and other health care stocks in the Fund were hurt by concerns that the government’s plans to reform the health care system would stifle innovation in the sector. We agree that innovation is likely to decline if major health care legislation is passed. In response to this changing regulatory environment, we finished the period with an underweight in health care, an area where we have historically been overweight. To be sure, we still think innovation in health care will occur, albeit at a slower pace, and we remain comfortable with the long-term prospects of the select health care companies we choose to own.

Overall, our foreign stocks* performed in line with the Russell 2000 Growth Index but trailed our domestic stocks. This was not unexpected, since the international small cap markets tend to be more volatile than the U.S. market. We continue to believe that our foreign holdings are attractively valued and have better earnings growth prospects than many U.S. companies. Current and future portfolio holdings are subject to risk.

OUTLOOK

We believe the stock market will continue to experience volatile swings in both directions as it searches for a bottom. There has been much capital destruction over the past several months, and many fundamental issues have yet to be sorted out in the minds of investors. Furthermore, we think that some of the problems facing the United States, including the massive federal deficit, will limit the long-run growth of our economy. This type of low-growth environment has historically been favorable for Wasatch, because it allows quality growth companies that are creating true economic value to shine.

In spite of strong relative performance and our optimism that buying quality growth stocks will ultimately be rewarded, it would not be proper for us to hide our feelings of disappointment in the Fund’s results at this time. We understand that by trusting us with your money, we have a tremendous responsibility to grow and protect your assets. Though losses have been and always will be part of the investment experience, the losses we have recently experienced put an extra burden on us to deliver a performance worthy of your trust. Your confidence and support are greatly appreciated.

Thank you for the opportunity to manage your assets.

CFA® is a registered trademark of CFA Institute.

*	These holdings included American Depositary Receipts (ADRs — receipts issued by domestic banks for shares of foreign-based corporations that trade on U.S. stock exchanges) and companies incorporated in other countries but whose shares trade on U.S. stock exchanges.

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Portfolio Summary	MARCH 31, 2009

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Small Cap Growth	-24.43%	-32.52%	-4.83%	5.98%
Russell 2000 Growth Index	-34.51%	-36.36%	-5.37%	-1.60%
Russell 2000 Index	-37.17%	-37.50%	-5.24%	1.93%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held 60 days or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expenses for the Wasatch Small Cap Growth Fund are 1.21%. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expenses may differ due to waivers and reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor may have absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Fund
Resources Connection, Inc.	3.99%
O’Reilly Automotive, Inc.	3.48%
Knight Transportation, Inc.	3.30%
Copart, Inc.	3.17%
Hibbett Sports, Inc.	3.08%
MSC Industrial Direct Co., Inc., Class A	3.05%

Company	% of Fund
HDFC Bank Ltd. ADR (India)	2.57%
MSCI, Inc., Class A	2.56%
Cognizant Technology Solutions Corp., Class A	2.45%
Redwood Trust, Inc.	2.24%

29.89%

**As	of March 31, 2009, the Fund had 29.89% invested in the Top 10 equity holdings and there were 86 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†Excludes	securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The chart represents a hypothetical $10,000 investment at the beginning of the time period shown. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these or any indexes.

WASATCH SMALL CAP VALUE FUND (WMCVX) — Management Discussion	MARCH 31, 2009

The Wasatch Small Cap Value Fund is managed by a team of Wasatch portfolio managers, led by Jim Larkins.

Jim Larkins, MBA Portfolio Manager

OVERVIEW

The Wasatch Small Cap Value Fund returned -38.30% during the six-month period ended March 31, 2009, and slightly outperformed the -39.64% return of its benchmark, the Russell 2000 Value Index.

It gives us little comfort to reap a small level of outperformance when absolute returns were so abysmal. Every sector within the Index posted negative returns for the period, while the Fund managed a positive contribution in just one sector. Most of the Fund’s losses came in the fourth quarter of 2008, when the extent of the world’s credit issues came to light, indiscriminately dragging down stocks across the board. Once investors began to refocus on fundamentals in the first quarter of 2009, the Fund’s performance improved significantly. We attribute this to our decision, made in the autumn of last year, to focus on higher-quality companies with stable business models and healthy balance sheets.

Another positive factor was that many of the stocks we purchased at extremely oversold levels in 2008 rebounded sharply during the first three months of 2009. We believe this underscores the value of our intensive research process. Our deep understanding of each company that we hold, as well as those on our watch list, enabled us to differentiate between stocks that fell due to investor overreaction versus those that suffered true deterioration of their underlying fundamentals. The result was that the Fund was positioned to benefit once market conditions began to somewhat normalize.

DETAILS OF THE PERIOD

It’s no surprise that the financials sector was the biggest detractor from absolute performance. On a positive note, we maintained a significant underweight versus the Index and our stocks were down less, so the sector was a strong contributor on a relative basis. We expect that financial stocks will continue to face headwinds. Our strategy here is to own companies that are best suited to ride out the credit crunch: those that have reliable sources for credit or do not need outside credit in order to function. Redwood Trust, a lender of jumbo mortgages to prime rated borrowers, is a good example. Originally pummeled along with mortgage lenders in general, Redwood’s stock price rose in the first quarter of this year as investors realized that the company has successfully avoided many of the default issues impacting other lenders.

The Fund’s consumer discretionary holdings were down, but held up better than the Index. Despite rock bottom valuations, we avoided the potential minefield of loading up on stocks tied too closely to consumer spending. The leading performers were two companies that have benefited from the bad economy: LKQ Corp., a seller of recycled replacement auto parts, and the auto parts retailer O’Reilly Automotive, Inc. Both companies have benefited as consumers hold onto their cars longer, boosting the demand for do-it-yourself replacement parts.

Some of the Fund’s top overall contributors for the period came from the industrials sector. Here, our focus on companies with strong niche businesses and the ability to perform well in any economic environment paid off. Notable contributors included Aegean Maritime Petroleum Network, Inc., one of the few companies specializing in the delivery of fuel to ships at sea, and MYR Group, Inc., a provider of electrical construction services.

Overweights in health care and energy proved to be difficult areas for the Fund. In health care, the senior assisted-living facility operator Emeritus Corp. was hurt by investors’ difficulty in assessing how much of a problem its heavy debt load will be in the next two years. The falling stock price prompted us to reassess the company, which confirmed our belief that concerns about debt have been overstated and that the company’s underlying fundamentals remain strong. In energy, TETRA Technologies, Inc., an oil and gas services and production company, was hurt by falling energy prices and a slowdown in exploration activities. Over the long term, we expect that TETRA’s leadership positions in drilling fluids and well decommissioning will be significant contributors to its bottom line. Current and future portfolio holdings are subject to risk.

OUTLOOK

When confronted with the market volatility witnessed in recent months, we have focused on building long-term positions in undervalued stocks that we think have the potential to outperform over a two- to three-year time frame. We believe our approach — which is to buy great companies when they stumble and undiscovered companies when they’re undervalued — is a time-tested way to generate long-term outperformance.

Indeed, the backdrop of slowing economic growth has created some outstanding opportunities for those with a long-term investment horizon. There are a wealth of compelling values across the small cap asset class, especially among higher-quality companies with some degree of economic sensitivity. In the industrials sector, for instance, we have established positions in the beaten-down trucking sector. The Fund also remains overweight in energy, where we continue to like the big picture outlook based on the expected increase in energy consumption in the developing world in the years ahead; and in information technology, where we are finding numerous companies with strong balance sheets and compelling long-term growth stories.

Overall, we continue to focus on positioning the Fund to weather uncertainty and be prepared to benefit when the market environment ultimately takes a turn for the better. We believe our emphasis on fundamental research, together with our long-term approach to investing, will continue to hold the Fund in good stead through these challenging times.

Thank you for the opportunity to manage your assets.

WASATCH SMALL CAP VALUE FUND (WMCVX) — Portfolio Summary	MARCH 31, 2009

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Small Cap Value	-38.30%	-46.63%	-8.94%	8.27%
Russell 2000 Value Index	-39.64%	-38.89%	-5.30%	4.87%
Russell 2000 Index	-37.17%	-37.50%	-5.24%	1.93%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held 60 days or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expenses for the Wasatch Small Cap Value Fund are 1.81%. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expenses may differ due to waivers and reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor may have absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Fund
Copart, Inc.	3.06%
Redwood Trust, Inc.	2.70%
MFA Mortgage Investments, Inc.	2.61%
NeuStar, Inc., Class A	2.51%
Pericom Semiconductor Corp.	2.45%
HEICO Corp., Class A	2.36%

Company	% of Fund
Dollar Financial Corp.	2.18%
MSC Industrial Direct Co., Inc., Class A	2.13%
Washington Trust Bancorp PIPE	2.13%
CorVel Corp.	2.09%

24.22%

**	As of March 31, 2009, the Fund had 24.22% invested in the Top 10 equity holdings and there were 70 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†Excludes	securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The chart represents a hypothetical $10,000 investment at the beginning of the time period shown. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these or any indexes.

WASATCH STRATEGIC INCOME FUND (WASIX) — Management Discussion	MARCH 31, 2009

The Wasatch Strategic Income Fund is managed by a team of Wasatch portfolio managers, led by Sam Stewart.

Samuel S. Stewart, Jr. PhD, CFA Portfolio Manager

OVERVIEW

The last six months brought about one of the most vicious bear markets* in history. The fourth quarter sell-off led to a 2008 loss of 37% for the S&P 500 Index (“the Index”), its worst calendar year decline in 71 years. Stocks continued to fall as the new year commenced, with the Index hitting a 12-year low in early March before the market rallied to close the month. For the six-month period ended March 31, 2009, the Wasatch Strategic Income

Fund posted a return in-line with the S&P 500, declining 30.91%, while the Index fell 30.54%.

Financial stocks played a key role in the market decline, as the S&P financials fell nearly 55%. With roughly a third of the Fund’s holdings in the financials sector, we managed to navigate this carnage more successfully, albeit with a still unpalatable decline of almost 32%.

Our investment focus remains cautious, and we continue to concentrate on what we believe to be the highest quality companies. The U.S. economy is far from being out of the woods, and we expect it will continue to struggle to regain its footing throughout this year. However, amidst the bad economic news, we are beginning to see a few encouraging signs, like slightly improving credit markets.

We don’t expect to see a lot of positive surprises in company earnings reports for the first quarter. As such, we are holding roughly 6% cash in case additional investment opportunities arise in the near future, but we remain nearly fully invested because the market has typically begun moving north well before the end of previous recessions.

DETAILS OF THE PERIOD

Our concentration in the financials sector continued to be a strong headwind for the Fund. It never feels good to work really hard just to lose less money, but this has clearly been our battle in the financials sector. Fortunately, I think we are finally turning a corner, as no longer are all financial stocks moving in lock-step each day. The wheat is being sifted from the chaff, with the stock prices of expected survivors now showing more stability. In the first quarter of 2009, the Fund posted a slightly positive return across our financial holdings, while the S&P financials produced a double-digit decline.

Our relative success in the financials sector over the last six months was driven by three factors: 1) a sizeable investment in Redwood Trust, Inc.; 2) our position in agency mortgage real estate investment trusts (REITs); and 3) a hedge against the financials sector.

To veteran shareholders of Wasatch Funds and the Strategic Income Fund, Redwood Trust is a well-known name. While we’re certainly long-term investors, our in-depth knowledge of the company gained over years of ownership, has given us unique insight into the company’s valuation. Over the last year or so, Redwood Trust’s stock price has fluctuated dramatically as financial firms came under fire. As of March 31, it was down roughly 60% from a year ago, but we were able to successfully buy and sell during these fluctuations to capture a positive return in a declining stock. Redwood Trust was the Fund’s largest holding and top contributor for the six-months ended March 31. The position size is based on our long-term confidence in the company’s talented management team, its low valuation, its cash reserves, and the tailwind that it is receiving from government stimulus efforts.

The Fund was also aided by a large allocation to agency mortgage REITs like MFA Mortgage Investments, Inc. With all of the negative publicity surrounding mortgage securitization, we think investors are missing an important point. While it is true that many securities were packaged with a severe misperception of the underlying credit quality, the companies we own primarily invest in securitizations of agency guaranteed mortgages that carry an implicit guarantee of the U.S. government. The stock prices of these firms were down during the period, but they are currently delivering yields in the 15% range. We think these companies are well positioned to either see their stock prices rise or to continue delivering over-sized dividends.

Finally, with our significant position in financial stocks, we took a small hedge position against the financials sector. This provided a positive return to the Fund as the market struggled.

Two of our largest detractors from performance for the period were General Electric Co. and Pool Corp. While we have great confidence in their business models, both companies have exposure to the most punished areas of the economy — finance and housing, respectively. We feel that both companies have healthy prospects when the economy turns, and at current valuations are oversold relative to their long-term potential. Current and future portfolio holdings are subject to risk.

OUTLOOK

We are remaining disciplined and cautious. This means holding what we believe are high quality companies with predictable earning streams, unique competitive advantages, and proven management teams. This disciplined approach also means seeking to avoid big mistakes. We intend to keep holdings around a 2% position size, except in the rare situations when we believe we truly have unique insight into a company that is being overlooked or misunderstood, as we think has been the case with Redwood Trust.

We are trying to structure the portfolio to weather a prolonged economic recovery, but we also want it to be well positioned for when the market begins to anticipate the recovery. For patient long-term investors the risk/reward tradeoff of investing in the stock market right now is compelling.

Thank you for the opportunity to manage your assets.

CFA® is a registered trademark of CFA Institute.
*A	bear market is generally defined as a drop of 20% or more in stock prices over at least a two-month period.

WASATCH STRATEGIC INCOME FUND (WASIX) — Portfolio Summary	MARCH 31, 2009

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 2/1/06
Strategic Income	-30.91%	-39.73%	N/A	-11.99%
Barclays Capital U.S. Aggregate Bond Index	4.70%	3.13%	N/A	5.25%
S&P 500 Index	-30.54%	-38.09%	N/A	-12.01%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held 60 days or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expenses for the Wasatch Strategic Income Fund are 1.73%. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expenses may differ due to waivers and reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor may have absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

With respect to the Fund’s assets invested in fixed income securities, you are subject, but not limited to, the same interest rate, inflation and credit risk associated with the underlying fixed-income securities owned by the Fund. Return of principal is not guaranteed. Equity investing involves risks, including potential loss of the principal amount invested. Being non-diversified, the Fund can invest a larger portion of its assets in the securities of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Fund
Redwood Trust, Inc.	8.99%
MFA Mortgage Investments, Inc.	4.82%
Capstead Mortgage Corp.	4.75%
Paychex, Inc.	3.97%
Pool Corp.	3.82%
Annaly Capital Management, Inc.	2.38%

Company	% of Fund
Range Resources Corp.	2.29%
Microchip Technology, Inc.	2.23%
Chesapeake Energy Corp.	2.16%
Home Depot, Inc.	2.14%

37.55%

**	As of March 31, 2009, the Fund had 37.55% invested in the Top 10 equity holdings and there were 54 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†Excludes	securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The chart represents a hypothetical $10,000 investment at the beginning of the time period shown. ††Inception: February 1, 2006. The Barclays Capital U.S. Aggregate Bond Index (formerly the Lehman Brothers Aggregate Bond Index) covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. To be included in the index the security must meet the following criteria: must have at least one year to final maturity, regardless of call features; must have at least $100 million par amount outstanding; must be rated investment grade or better by Moody’s Investors Service, Standard & Poor’s, or Fitch Investor’s Service; must be fixed rate, although it can carry a coupon that steps up or changes to a predetermined schedule; must be dollar-denominated and nonconvertible. All corporate and asset-backed securities must be registered with the SEC and must be publicly issued. The S&P 500 Index represents 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged, and a common measure of common stock total return performance. You cannot invest directly in these or any indexes.

WASATCH ULTRA GROWTH FUND (WAMCX) — Management Discussion	MARCH 31, 2009

The Wasatch Ultra Growth Fund is managed by a team of Wasatch portfolio managers, led by Ajay Krishnan. Neal Dihora was a co-manager for the Fund with Mr. Krishnan until October 24, 2008.

Ajay Krishnan, CFA Portfolio Manager

OVERVIEW

The Wasatch Ultra Growth Fund lost 32.95% and the Russell 2000 Growth Index fell 34.51% in the six months ended March 31. The stock market was extraordinarily weak and volatile as investors confronted the worst financial crisis since the Great Depression.

The hurricane-force headwinds in the external environment took a severe toll on the Fund. Several of our positions in companies with exposure to the global economy were especially weak. However, the earnings resilience and balance sheet strength in the portfolio helped cushion the decline, and the Fund outperformed the Index.

DETAILS OF THE PERIOD

The collapse or near collapse of several large U.S. financial institutions last September sent shock waves around the world. Risk aversion skyrocketed, investors fled equities and banks became afraid to lend. The credit markets remained tight throughout the rest of 2008 and into 2009, and the contraction in credit led to a rapid slowdown in economic activity. The recession in the United States and other industrialized nations deepened, and the pace of growth in emerging economic countries cooled.

Against this backdrop, some of the worst-performing stocks in the Fund were stocks of companies that are sensitive to the global economy. Many of our holdings in the energy sector generated big losses, as falling demand for oil and raw materials sent commodity prices sharply lower. Our position in Bucyrus International, Inc., a manufacturer of mining equipment, also did poorly. The stock was hurt by concerns that the sell-off in commodities would lead to capital spending cuts in the mining industry.

Although we were disappointed by the performance of Bucyrus and other economically sensitive names, our long-term outlook on these companies remains positive. The global economy has entered a cyclical downturn and, while we can’t predict when it will end, we are confident that growth will ultimately resume. We expect the rebound to be especially robust in emerging countries like China and India — important end-markets for Bucyrus — where we view the current slowdown as simply a pause in a period of strong secular expansion.

Overall, our portfolio companies reported a healthy rate of earnings growth* in the third quarter, but fourth quarter growth was flat. Even with the flat result, however, our companies’ earnings looked attractive compared to the back-to-back earnings declines posted by the broad small cap growth market.** In addition, the Fund’s market value was concentrated in companies that have low levels of debt relative to their operating earnings. This combination of earnings stability and financial strength lent support to our performance, as investors favored companies with better earnings and balance sheets in the volatile environment.

One of our best-performing stocks was VNUS Medical Technologies, Inc., a manufacturer of medical devices that use radio frequency (RF) energy to treat varicose veins. The company, which has no long-term debt, grew sales by more than 40% in 2008 and provided 2009 guidance that exceeded Wall Street estimates. VNUS’s products serve patients who need vein repair for health rather than cosmetic reasons, so demand is not highly sensitive to the economy. NetLogic Microsystems, Inc. was another top contributor in the Fund — and another holding with no long-term debt. The company develops semiconductors for next-generation communications networks and has won a number of design contracts poised to go into production. Telecom carriers are cutting back spending, but less so when it comes to making important network upgrades that allow them to roll out new applications and services to their customers. Current and future portfolio holdings are subject to risk.

OUTLOOK

The Federal Reserve recently announced plans to buy more than $1 trillion in mortgage-backed and Treasury securities, helping send mortgage rates to record lows. The cost of a gallon of gas has dropped about $2 since last summer, and food prices have moderated. Taken together, these positive changes have left consumers with more breathing room in their household budgets. Rising job losses have made people reluctant to spend that extra money, but we believe spending will pick up and the economy will start to recover once the unemployment rate stabilizes. Although the timing of this is uncertain, we think the worst of the downturn may be behind us. The United States has been in a recession for 16 months, which is six months longer than the average length of the 11 previous recessions.

Historically, stock prices have bottomed several months before the economy, as investors anticipate a rebound in corporate earnings. That said, we do not expect to see the low-quality rally that we typically see coming out of bear markets† because risk aversion is so high. We therefore plan to maintain an emphasis on companies with stable demand characteristics that have high-quality financial structures or those we believe will emerge stronger out of this downturn.

Thank you for the opportunity to manage your assets.

CFA® is a registered trademark of CFA Institute.

*	Earnings growth is a measure of growth in a company’s net income over a specific period, often one year.

**	In the third and fourth quarters of 2008, year-over-year earnings for the broad small cap growth market declined 4.0% and 48.8%, respectively, according to data from Merrill Lynch.

†	A bear market is generally defined as a drop of 20% or more in stock prices over a two-month period.

WASATCH ULTRA GROWTH FUND (WAMCX) — Portfolio Summary	MARCH 31, 2009

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Ultra Growth	-32.95%	-45.09%	-11.20%	2.25%
Russell 2000 Growth Index	-34.51%	-36.36%	-5.37%	-1.60%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held 60 days or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expenses for the Wasatch Ultra Growth Fund are 1.55%. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expenses may differ due to waivers and reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor may have absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Fund
Cognizant Technology Solutions Corp., Class A	3.80%
VNUS Medical Technologies, Inc.	3.12%
Netlogic Microsystems, Inc.	3.02%
O’Reilly Automotive, Inc.	2.94%
MSCI, Inc., Class A	2.61%
Westwood Holdings Group, Inc.	2.58%

Company	% of Fund
Montagu Newhall Global Partners II-B, L.P.	2.56%
VCA Antech, Inc.	2.49%
LKQ Corp.	2.47%
F5 Networks, Inc.	2.38%

27.97%

**	As of March 31, 2009, the Fund had 27.97% invested in the Top 10 equity holdings and there were 74 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†Excludes	securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The chart represents a hypothetical $10,000 investment at the beginning of the time period shown. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these or any indexes.

WASATCH-1ST SOURCE INCOME EQUITY FUND (FMIEX) — Management Discussion	MARCH 31, 2009

The Wasatch-1st Source Income Equity Fund is managed by a team of Wasatch portfolio managers led by Ralph Shive and Mike Shinnick.

Ralph C. Shive, CFA Portfolio Manager	Michael L. Shinnick Portfolio Manager	OVERVIEW The Wasatch-1st Source Income Equity Fund provided a total return of -27.69% for the six months ended March 31, 2009. This compared to a decline of

-35.22% for the Fund’s benchmark, the Russell 1000 Value Index.

The bottom fell out of the economy and financial markets in October and November of 2008, as the issues with the financial system translated into the real economy in a major way. Every sector saw weak sales, plant and store closings and layoffs. We had expected a recession, but could not have predicted the severity and fallout for investors of what ensued.

The first quarter of 2009 opened with economic data that eliminated any doubt that a new year would mark the resolution of our economic difficulties, with continued deterioration in employment and rising mortgage delinquencies. The equity markets hit new lows in February, leading some to speculate that the long-awaited investor capitulation had occurred, possibly setting the stage for a new bull market.* While that could be the case, and March was a strong month, we are not ready to make that call.

The Fund’s outperformance of the benchmark continued to be the result of our decision months ago to take a defensive posture in view of our bearish outlook for the economy and markets. In particular, we have focused our equity holdings on sectors that are less impacted by changes in the economy, while also maintaining a significant cash position.

DETAILS OF THE PERIOD

We generally start with a thematic approach with respect to our equity selections. This means looking to identify sectors of the economy that are positioned to outperform over time based on some trend we have identified. Then we look at companies that fall under that theme and seek to identify those that are attractively valued and that have good fundamentals, such as strong cash flow, a strong brand or hidden assets.

We have remained underweight in financial stocks, a stance that benefited the Fund’s performance significantly during the period. While an argument can be made that recent price levels have presented a buying opportunity, we continue to harbor concerns about the sector’s ability to rebound to anything near past valuations given the overall trend toward deleveraging. In addition, we believe the sector will not have the same operating flexibility going forward in view of the increased government oversight expected.

A major theme in the Fund has been a focus on defensive sectors that tend to be less impacted by economic conditions. This has helped performance as conditions remained weak. We continue to have overweight exposure to companies within the consumer staples category, and our stock selection has been favorable within the sector. Leading examples of strong performers include Archer Daniels Midland Co. and Walgreen Co. Archer Daniels is a food products conglomerate, while Walgreens is a leading national retail pharmacy chain.

Our exposure to the energy sector was the biggest detractor from the Fund’s performance as the price of oil collapsed. We have a long-term position in energy stocks that we add to or subtract from opportunistically as conditions indicate. We view energy as essentially a consumer staple sector, albeit one with erratic price movements. We took the opportunity provided by the decline to add to companies we believe will prosper as the economy ultimately recovers. These include integrated energy giant Conoco Phillips and exploration and refining firms Marathon Oil Corp. and The Williams Companies, Inc. Later in the period, we added a number of new positions under the theme of electrical energy generation, while trimming exposure to gas utilities. Our thinking in making this shift is that the trend toward a focus on greener energy sources will favor electrical utilities over gas going forward. Current and future portfolio holdings are subject to risk.

Finally, we have maintained a significant cash position in the Fund, which benefited performance as stock prices declined. While we want to be fully invested in stocks as a rule, we will use cash as a defensive measure when we see clear signs of a recession or bear market.**

OUTLOOK

We remain cautious with respect to conditions going forward. The current recession is clearly global in scope, the result of a closely connected supply chain that affects all stocks in all countries. We are watching closely as cuts in inventory and employment are implemented. Once these reductions are in place the potential is there for the deterioration in conditions to ease. Still, the distress in the financial sector has made the current downturn worse than most, and may limit the extent of any rebound. While recent government actions are helping, we remain concerned over the long-term impact of a weakened financing environment.

While stocks look attractive on a historical basis, and it is possible that most of the pain in terms of price declines has been felt, we expect to maintain a defensive posture in the portfolio. This continues to translate into a relatively high cash position and a tilt in favor of consumer staples and companies that produce non-discretionary products.

Thank you for the opportunity to manage your assets.

CFA® is a registered trademark of CFA Institute.

*A	bull market is generally defined as a prolonged period when stock prices as a whole are moving upward.

**A	bear market is generally defined as a drop of 20% or more in stock prices over at least a two-month period.

WASATCH-1ST SOURCE INCOME EQUITY FUND (FMIEX) — Portfolio Summary	MARCH 31, 2009

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Income Equity	-27.69%	-34.67%	1.12%	5.06%
Russell 1000 Value Index	-35.22%	-42.42%	-4.94%	-0.62%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held 60 days or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expenses for the Wasatch-1st Source Income Equity Fund are 1.16%. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor before any expense reimbursements by the Advisor. The Net Expenses may differ due to waivers and reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor may have absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

Investments in value stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. Loss of principal is a risk of investing.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Fund
Intel Corp.	1.78%
Sysco Corp.	1.75%
Wal-Mart Stores, Inc.	1.72%
Hewlett-Packard Co.	1.64%
Marathon Oil Corp.	1.63%
Home Depot, Inc.	1.56%

Company	% of Fund
Abbott Laboratories	1.55%
Verizon Communications, Inc.	1.55%
Archer Daniels Midland Co.	1.54%
Computer Sciences Corp.	1.53%

16.25%

**	As of March 31, 2009, the Fund had 16.25% invested in the Top 10 equity holdings and there were 79 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†Excludes	securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The chart represents a hypothetical $10,000 investment at the beginning of the time period shown. The Russell 1000 Value Index measures the performance of Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the largest 1,000 companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged total return index of the largest 3,000 U.S. companies based on total market capitalization. You cannot invest directly in these or any indexes.

WASATCH-1ST SOURCE LONG/SHORT FUND (FMLSX) — Management Discussion	MARCH 31, 2009

The Wasatch-1st Source Long/Short Fund is managed by a team of Wasatch portfolio managers led by Mike Shinnick and Ralph Shive.

Michael L. Shinnick Portfolio Manager	Ralph C. Shive, CFA Portfolio Manager

OVERVIEW

The Wasatch-1st Source Long/Short Fund provided a total return of -17.17% for the six months ended March 31, 2009. This compared to a decline of -30.54% for the Fund’s benchmark, the S&P 500 Index.

The Fund has also outperformed over the trailing three- and five-year periods.

As the issues with the financial system translated into the real economy in a major way, the bottom fell out of the financial markets in October and November of 2008. We had expected a recession, but could not have predicted the severity and fallout for investors of what ensued. Shrinking sales, plant and store closings and layoffs prevailed across sectors.

As 2009 opened, it became clear that the new year would not mark the resolution of our economic difficulties. Among other concerns, economic data reflected continued deterioration in employment and rising mortgage delinquencies. In February, the equity markets hit new lows. This suggested to some that the long-awaited investor capitulation had occurred, a view further fueled by the market rally in March. While it is possible that the stage has been set for a new bull market*, we are making no such prediction.

The Fund’s outperformance of the benchmark is in part the result of our short positions as well as stock selection within the long portfolio. In particular, we were net long for the brief rally that opened 2009 and added to our short position in time for the decline through February. Our equity holdings in sectors that are less impacted by changes in the economy and in a few special situations also added to performance.

DETAILS OF THE PERIOD

We generally start with a thematic approach. This means we seek to identify sectors of the economy that are positioned to outperform over time based on some trend we have identified. Within those sectors, we look at companies that appear well-positioned to capitalize on that theme and we seek to identify those that are attractively valued and have good fundamentals, such as strong cash flow, a strong brand or hidden assets. In choosing companies to sell short, we simply reverse the analysis, (i.e., we look for industries where the trend is moving against them and companies within those industries that are particularly vulnerable from a fundamental perspective).

We have shorted financial stocks, in particular real estate investment trusts (REITs) such as Simon Property Group, Inc. and Regency Centers Corp., as well as some bank stocks. This benefited Fund performance significantly. While an argument can be made that recent price levels have presented buying opportunities, we continue to harbor concerns about the sector’s ability to rebound to anything near past valuations given the overall trend toward deleveraging. In addition, we believe the sector will not have the same operating flexibility going forward in view of increased government oversight and the higher costs of debt financing. The Fund also benefited from shorting the consumer discretionary sector. Stocks of companies such as Urban Outfitters, Inc. and Kohl’s Corp. experienced sharp declines, as “wants” have taken a back seat to “needs” in consumers’ budgets. A short position in media ratings service Arbitron Inc. was also a leading contributor to Fund performance,

On the long side of the portfolio, Cerner Corp. was a top contributor. Cerner provides information technology solutions for hospitals and is in an excellent position to weather difficult economic conditions. Another long position that helped performance was steel products manufacturer Nucor Corp. Leading detractors among our holdings included handheld device provider Nokia Corp. and computer giant Microsoft Corp.

Recently added long positions include companies poised to benefit from the continued growth in video games as a form of entertainment. We have also implemented short positions against certain specialty retailers that we think are likely to be impacted by the consumer focus on necessities. A recent successful example is Gymboree Corp., which specializes in products oriented to early childhood development.

OUTLOOK

While we remain cautious with respect to the overall economy, we strive to avoid being dogmatic about what “should happen.” This means taking a long position where there is a reasonable valuation, demand for a company’s products and the prospect of positive cash flow. By the same token, we will not hesitate to short companies in sectors under pressure from deleveraging and from the shift in consumer demand toward “needs” and away from discretionary items. Our strategy is directional rather than market neutral: we are trying to make money with each of our positions, rather than use long and short positions to eliminate the impact of market fluctuations.

The distress in the financials sector has made the current downturn worse than most and we remain concerned over the long-term impact of a weakened demand environment and the possibility of an extended debt-deflation type scenario. In stormy conditions, it makes sense not to get too far from shore. We will continue to take a common sense, logical approach to investing, while not being afraid to go against the “wisdom of the crowd” in order to opportunistically participate in situations that arise from mispriced securities.

Thank you for the opportunity to manage your assets.

CFA® is a registered trademark of CFA Institute.

*A	bull market is generally defined as a prolonged period when stock prices as a whole are moving upward.

WASATCH-1ST SOURCE LONG/SHORT FUND (FMLSX) — Portfolio Summary	MARCH 31, 2009

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 8/1/03
Long/Short	-17.17%	-20.20%	0.42%	1.43%
Citigroup 3-Month U.S. Treasury Bills Index	0.30%	1.13%	3.06%	2.81%
S&P 500 Index	-30.54%	-38.09%	-4.76%	-1.82%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held 60 days or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expenses for the Wasatch-1st Source Long/Short Fund are 1.67%. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor before any expense reimbursements by the Advisor. The Net Expenses may differ due to waivers and reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor may have absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

The Fund makes short sales of securities which involve the risk that losses may exceed the original amount invested. Equity investing involves risks, including potential loss of the principal amount invested. Being non-diversified, the Fund can invest a larger portion of its assets in the securities of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Fund
Wal-Mart Stores, Inc.	3.97%
Cerner Corp.	3.79%
Republic Services, Inc.	3.22%
The Steak ’n Shake Co.	3.07%
Waste Management, Inc.	2.86%
Oracle Corp.	2.75%

Company	% of Fund
Newmont Mining Corp.	2.73%
Akamai Technologies, Inc.	2.46%
Alliant Techsystems, Inc.	2.38%
Energen Corp.	2.36%

29.59%

**	As of March 31, 2009, the Fund had 29.59% invested in the Top 10 equity holdings and there were 49 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†Excludes	written options, if any.

GROWTH OF A $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The chart represents a hypothetical $10,000 investment at the beginning of the time period shown. ††Inception: August 1, 2003. The Citigroup 3-Month U.S. Treasury Bills Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. The S&P 500 Index includes 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged but is a commonly used measure of common stock total return performance. You cannot invest directly in these or any indexes.

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX) — Management Discussion	MARCH 31, 2009

Van R. Hoisington Portfolio Manager

OVERVIEW

The Wasatch-Hoisington U.S. Treasury Fund returned 19.35% in the six months ended March 31, 2009, versus 4.70% for the Barclays Capital U.S. Aggregate Bond Index.

The yield on 30-year Treasury bonds fell to 3.53%, down from 4.31% on September 30, 2008. Reflecting this 0.78 percentage point decrease in yields, the market value of the Fund’s portfolio rose, resulting in a return that was far greater than the coupon interest on the Treasury bonds held in the Fund.

DETAILS OF THE PERIOD

The recession that began in December 2007, as determined by the National Bureau of Economic Research (NBER),* continued through March 2009. The NBER utilizes employment, production, income and business sales data to make its determinations. Although only employment was available at this writing, proxies for production and income indicate that these two barometers continued to contract in March. By many measures, the current recession already ranks as one of the most severe since the end of World War II.

In the 12 months ended March, household employment contracted by 3.5%, the steepest decline in the past six decades. Private payroll employment slumped by 4.2% in the past 12 months, the greatest loss since August 1958. Industrial production declined more in the past 12 months than in any comparable period since the demobilization at the end of World War II. Real personal income less transfer payments, the exact income measure used by the NBER, declined 1.9% in the 12 months ended February.

Reflecting this severe recession, unused labor and other productive resources have increased sharply. In March, the unemployment rate stood at 8.5%, up from a cyclical low of 4.4% and at the highest level since the early 1980s.

The operating rates for all industries and manufacturing fell to their lowest on record in February. Manufacturing statistics date back to 1949. The total industry series started in 1967. Manufacturing capacity was about 14% below the 60-year average. New lows were undoubtedly reached in March.

In the face of such huge amounts of unutilized resources, the Consumer Price Index (CPI)** rose just 0.2% in the latest 12 months, with the core CPI up a very low 1.8%. Treasury bond yields followed current and likely future inflation rates lower.

OUTLOOK

The critical element in an investment portfolio over the next decade will be the correct call regarding inflation or its antipode, deflation. Despite near term deflation risks, it appears that the overwhelming consensus view is that “sooner or later” inflation will return and probably with great momentum. Inflationists argue that the unprecedented increases in the Fed’s balance sheet are, by definition, inflationary. The Fed has to print money to restore the economy to health but this process will ultimately result in a substantially higher general price level. An unparalleled surge in Federal government spending and massive deficits, inflationists contend, will stimulate economic activity. This will serve to reinforce the reflationary efforts of the Fed, and lead to inflation. These propositions, however intuitively attractive, are beguiling and do not stand the test of history or economic theory. Betting on inflation as a portfolio strategy will be as bad a bet in the next decade as it has been in the past 20 years, when Treasury bonds produced a higher total return than common stocks. This is a reminder that both stocks and Treasury bond returns are sensitive to inflation, albeit with inverse results.

If inflation and interest rates were to rise in this economic recession or the early stages of a recovery, the expansion would be cut short and the economy would relapse into recession. In late stages of economic downturns, substantial amounts of unutilized labor and other resources exist. Thus, the factory utilization rate and the unemployment rate are lagging economic indicators. Let’s assume that inflation rises immediately. With unemployment widespread, wages would seriously lag inflation. Thus, real household income would decline and truncate any potential gain in consumer spending.

The current recession is much worse than the garden-variety economic downturn because of the record, ill financed leverage. The total debt to gross domestic product (GDP) ratio*** surged to a new peak of 3.70 in the fourth quarter of 2008. Nonfinancial, corporate nonfinancial and financial debt, the three major components of total debt, all surged to new records as a percent of GDP in the fourth quarter. Since nominal GDP fell again in the first quarter of 2009, the economy’s debt burden has moved to another new record, perpetuating the risk of debt deflation. For about 15 years following the debt deflations in the U.S. from 1874 to 1894 and 1928 to 1941 and Japan from 1988 to 2008, long-term Treasury yields declined, following the overall inflation rate lower.

We believe higher inflation is a long way off. Since history and economic theory indicate that inflation is a lagging economic indicator, the greater risk is that CPI and its core will move into deflation. Accordingly, Treasury bond yields appear poised to move lower, a trend that has historically supported increases in Treasury bond prices. Such an environment would be favorable for the Wasatch-Hoisington U.S. Treasury Fund.

Thank you for the opportunity to manage your assets.

*The	National Bureau of Economic Research (NBER) is a U.S. private, nonprofit, nonpartisan research organization dedicated to promoting a greater understanding of how the economy works. The NBER is committed to undertaking and disseminating unbiased economic research among public policymakers, business professionals, and the academic community.
**Consumer	Price Index (CPI) is published monthly and is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food, and transportation.
***A	measure of a country’s federal debt in relation to its gross domestic product (GDP). The higher the debt-to-GDP ratio, the less likely the country will pay its debt back, and the higher its risk of default.

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX) — Portfolio Summary	MARCH 31, 2009

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
U.S. Treasury	19.35%	21.01%	9.43%	8.75%
Barclays Capital U.S. Aggregate Bond Index	4.70%	3.13%	4.13%	5.70%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held 60 days or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expenses for the Wasatch-Hoisington U.S. Treasury Fund are 0.74%. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor before any expense reimbursements by the Advisor. The Net Expenses may differ due to waivers and reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor may have absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

Investments in fixed income funds are subject to the same interest rate, inflation, credit and other risks associated with the underlying bonds. Return of principal is not guaranteed.

*Not annualized.

TOP 10 HOLDINGS**

Holding	Maturity Date	% of Fund
U.S. Treasury Strip, principal only	11/15/27	30.75%
U.S. Treasury Bond, 4.75%	2/15/37	17.62%
U.S. Treasury Strip, principal only	2/15/37	15.96%
U.S. Treasury Bond, 4.50%	2/15/36	15.87%

Holding	Maturity Date	% of Fund
U.S. Treasury Bond, 4.50%	5/15/38	9.38%
U.S. Treasury Bond, 5.25%	2/15/29	5.72%
U.S. Treasury Bond, 5.375%	2/15/31	2.34%
U.S. Treasury Bond, 4.375%	2/15/38	0.98%

		98.62%

**	As of March 31, 2009, the Fund had 98.62% invested in the Top 10 holdings and there were 8 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

INVESTMENTS & CASH

GROWTH OF A $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The chart represents a hypothetical $10,000 investment at the beginning of the time period shown. The Barclays Capital U.S. Aggregate Bond Index (formerly the Lehman Brothers Aggregate Bond Index) covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. To be included in the index the security must meet the following criteria: must have at least one year to final maturity, regardless of call features; must have at least $100 million par amount outstanding; must be rated investment grade or better by Moody’s Investors Service, Standard & Poor’s, or Fitch Investor’s Service; must be fixed rate, although it can carry a coupon that steps up or changes to a predetermined schedule; must be dollar-denominated and nonconvertible. All corporate and asset-backed securities must be registered with the SEC and must be publicly issued. You cannot invest directly in this or any index.

WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Management Discussion	MARCH 31, 2009

Paul Gifford, CFA Portfolio Manager

OVERVIEW

For the six-month period ended March 31, 2009, the Wasatch-1st Source Income Fund returned 3.57%, and trailed the Barclays Capital U.S. Intermediate Government/Credit Bond Index, which returned 4.79%. Starker than this 1.22 percentage point difference is the comparison of the Fund’s performance to that of various peer groups including the Morningstar

Short-Term Bond* and Intermediate-Term Bond** categories. The Fund outperformed in each of these categories by over four percentage points. Yes, this is short-term performance but in difficult times like these seeing positive returns can be comforting.

DETAILS OF THE PERIOD

The primary reason for the variance between the Fund’s performance and that of its benchmark was that the Fund held fewer U.S. Treasury securities than the Index. Treasuries were the best performing asset class in the six-month period, with most of the return coming during the fourth quarter of 2008, when yields fell to cyclical lows. Yields rose in the first quarter of 2009 and the prices of U.S. Treasury bonds fell. The Fund outperformed over the past three months partly as a result of being less concentrated in treasuries.

In managing money over the past 20 years, there were only a handful of times when the fixed income market was as challenging as it has been in the last six months. In 1994, the Federal Reserve raised interest rates dramatically, decimating many mortgage-backed securities. In 1997 to 1998, we had “Asian Contagion” with the Asian financial crisis and the fall of the hedge fund Long-Term Capital Management. We had the credit crisis of 2001 to 2002. Now, we have been in a credit crunch since 2007.

Each event has helped to build on our fixed income philosophy, as well as confirm our core strategy of buying investment grade bonds with short to intermediate maturities with the goal of providing consistent levels of income and lower volatility. The challenge for portfolio managers is to understand that their approach will not always be in vogue or outperform yet keep the conviction to stick with the philosophy in those times.

The two quarters covered in this semi-annual report were very different in many ways and investments that worked in one did not do so well in the other. The earlier paragraph mentioned that our underweight exposure to U.S. Treasuries hurt performance in the fourth quarter of 2008 but helped in the first quarter of 2009. The same could be said of our call for short duration, which hurt our fourth quarter performance, but helped the Fund in the first quarter. Higher credit quality has been one constant that helped most of the last six months. We had more “A” and higher rated securities, especially versus the peer groups mentioned above, and that significantly helped performance.

OUTLOOK

Over the past six months, the U.S. government has been very active in the financial markets, in fact more active than at any time in the past 70 years. New banks were created to gain access to capital from the Trouble Assets Relief Program (TARP). And, we have had the alphabet soup of programs since. It is going to take time for the financial markets to see how effective these programs are going to be. Given the size of the problems in the credit markets and banks, not all of the programs may work nor are they a silver bullet.

We hope to eventually get out of this as a stronger and wiser capitalist economy.

Thank you for the opportunity to manage your assets.

CFA® is a registered trademark of CFA Institute.

*	The Morningstar Short-Term Bond category includes funds that focus on corporate and other investment-grade issues with an average duration of more than one year but less than 3.5 years, or an average effective maturity of more than one year but less than four years.

**The	Morningstar Intermediate-Term Bond category includes funds that focus on corporate, government, foreign or other issues with an average duration of greater than or equal to 3.5 years but less than or equal to six years, or an average effective maturity of more than four years but less than 10 years.

WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Portfolio Summary	MARCH 31, 2009

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Income Fund	3.57%	1.83%	2.91%	4.40%
Barclays Capital U.S. Intermediate Government/Credit Bond Index	4.79%	1.96%	3.70%	5.44%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held 60 days or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expenses for the Wasatch-1st Source Income Fund are 0.82%. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor before any expense reimbursements by the Advisor. The Net Expenses may differ due to waivers and reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor may have absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

Investments in fixed income funds are subject to the same interest rate, inflation, credit and other risks associated with the underlying bonds. Return of principal is not guaranteed.

*	Not annualized.

TOP 10 HOLDINGS**

Holding	Maturity Date	% of Fund
U.S. Treasury Note, 4.25%	8/15/15	4.14%
U.S. Treasury Note, 1.625%	1/15/18	4.02%
Federal Home Loan Mortgage Corp., Series R010, Class AB, 5.50%	12/15/19	2.87%
iShares Investment Grade Corporate Bond Fund		2.16%
Federal Home Loan Bank, 5.00%	9/14/12	1.76%
Citibank Credit Card Issuance Trust, Series 2006-A4, Class A4, 5.45%	5/10/13	1.59%

Holding	Maturity Date	% of Fund
Federal Home Loan Mortgage Corp., 5.50%	3/28/16	1.54%
Federal National Mortgage Assoc., Series 2005-4, Class VG, 5.00%	7/25/23	1.41%
Federal National Mortgage Assoc., 4.375%	9/15/12	1.40%
U.S. Treasury Note, 3.75%	11/18/15	1.36%

		22.25%

**	As of March 31, 2009, the Fund had 22.25% invested in the Top 10 holdings and there were 154 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

INVESTMENTS & CASH

GROWTH OF A $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The chart represents a hypothetical $10,000 investment at the beginning of the time period shown. The Barclays Capital U.S. Intermediate Government/Credit Bond Index (formerly the Lehman Brothers Intermediate U.S. Government/Credit Bond Index) is an unmanaged index considered representative of the performance of government and corporate bonds with maturities of less than 10 years. You cannot invest directly in this or any index.

WASATCH FUNDS — OPERATING EXPENSES

EXPENSE EXAMPLE

As a shareholder of Wasatch Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Wasatch Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire six month period ended March 31, 2009.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses, based upon the actual total return of the fund during the most recent six month period ended March 31. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition, the Funds charge a $15.00 IRA distribution fee, a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table below.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Wasatch Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

In addition, the Funds charge a $15.00 IRA distribution fee, a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table below. If another fund’s fees differ from those listed above, your expenses paid and your ending account value could be higher or lower than those of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

MARCH 31, 2009 (UNAUDITED)

	Account Value		Expenses Paid During Period*	Annualized Expense Ratio*
Fund/Class and Return	Beginning of Period October 1, 2008	End of Period March 31, 2009
Core Growth Fund
Actual	$1,000.00	$668.90	$5.83	1.40%
Hypothetical (5% before expenses)	$1,000.00	$1,017.95	$7.04	1.40%

Emerging Markets Small Cap Fund
Actual	$1,000.00	$662.30	$8.70	2.10%
Hypothetical (5% before expenses)	$1,000.00	$1,014.46	$10.55	2.10%

Global Opportunities Fund[1]
Actual	$1,000.00	$1,100.00	$8.74	2.25%
Hypothetical (5% before expenses)	$1,000.00	$1,010.17	$8.36	2.25%

Global Science & Technology Fund
Actual	$1,000.00	$725.50	$8.39	1.95%
Hypothetical (5% before expenses)	$1,000.00	$1,015.21	$9.80	1.95%

Heritage Growth Fund
Actual	$1,000.00	$761.30	$4.17	0.95%
Hypothetical (5% before expenses)	$1,000.00	$1,020.19	$4.78	0.95%

Heritage Value Fund
Actual	$1,000.00	$777.70	$4.21	0.95%
Hypothetical (5% before expenses)	$1,000.00	$1,020.19	$4.78	0.95%

International Growth Fund[2]
Actual	$1,000.00	$705.10	$8.33	1.96%
Hypothetical (5% before expenses)	$1,000.00	$1,015.16	$9.85	1.96%

International Opportunities Fund[2]
Actual	$1,000.00	$721.50	$9.74	2.27%
Hypothetical (5% before expenses)	$1,000.00	$1,013.61	$11.40	2.27%

Micro Cap Fund
Actual	$1,000.00	$637.50	$9.35	2.29%
Hypothetical (5% before expenses)	$1,000.00	$1,013.51	$11.50	2.29%

Micro Cap Value Fund
Actual	$1,000.00	$694.40	$9.50	2.25%
Hypothetical (5% before expenses)	$1,000.00	$1,013.71	$11.30	2.25%

Small Cap Growth Fund
Actual	$1,000.00	$755.70	$5.91	1.35%
Hypothetical (5% before expenses)	$1,000.00	$1,018.20	$6.79	1.35%

Small Cap Value Fund
Actual	$1,000.00	$617.00	$7.86	1.95%
Hypothetical (5% before expenses)	$1,000.00	$1,015.21	$9.80	1.95%

Strategic Income Fund[2]
Actual	$1,000.00	$690.90	$4.60	1.09%
Hypothetical (5% before expenses)	$1,000.00	$1,019.50	$5.49	1.09%

Ultra Growth Fund
Actual	$1,000.00	$670.50	$7.29	1.75%
Hypothetical (5% before expenses)	$1,000.00	$1,016.21	$8.80	1.75%

Wasatch-1st Source Income Equity Fund
Actual	$1,000.00	$723.10	$4.68	1.09%
Hypothetical (5% before expenses)	$1,000.00	$1,019.50	$5.49	1.09%

Wasatch-1st Source Long/Short Fund
Actual	$1,000.00	$828.30	$8.57	1.88%
Hypothetical (5% before expenses)	$1,000.00	$1,015.56	$9.45	1.88%

U.S. Treasury Fund
Actual	$1,000.00	$1,193.50	$4.10	0.75%
Hypothetical (5% before expenses)	$1,000.00	$1,021.19	$3.78	0.75%

Wasatch-1st Source Income Fund
Actual	$1,000.00	$1,035.70	$4.31	0.85%
Hypothetical (5% before expenses)	$1,000.00	$1,020.69	$4.28	0.85%

*Expenses are equal to the Funds’ annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the full fiscal year (182/365).

1 Fund inception date was November 17, 2008.

2 The annualized expense ratio includes dividend payments for securities sold short and/or line of credit interest fees. Excluding these items the annualized expense ratio would have been 1.95%, 2.25%, and 0.95% for the International Growth, International Opportunities, and Strategic Income Funds, respectively. Dividend payments for securities sold short and line of credit interest fees are not a reimbursable expense under the contractual agreement between the Fund and the Advisor.

WASATCH CORE GROWTH FUND (WGROX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 93.3%

	Aerospace & Defense 0.0%
687,880	DataPath, Inc.* †	$34,394

	Agricultural Products 1.8%
5,388,871	Chaoda Modern Agriculture Holdings Ltd. (China)	3,204,883
5,348,400	China Green Holdings Ltd. (China)	3,153,935

		6,358,818

	Apparel, Accessories & Luxury Goods 1.4%
4,282,187	Ports Design Ltd. (Hong Kong)	4,941,790

	Application Software 1.2%
86,080	FactSet Research Systems, Inc.	4,303,139

	Asset Management & Custody Banks 5.1%
125,424	Affiliated Managers Group, Inc.*	5,231,435
611,199	SEI Investments Co.	7,462,740
880,060	Solar Capital, LLC* ** *** †	5,042,744

		17,736,919

	Automotive Retail 3.8%
380,134	O’Reilly Automotive, Inc.*	13,308,491

	Construction & Engineering 1.1%
8,895	Outotec Oyj (Finland)	152,289
87,693	URS Corp.*	3,543,674

		3,695,963

	Consumer Finance 2.5%
907,514	Dollar Financial Corp.*	8,639,533

	Data Processing & Outsourced Services 1.0%
192,480	Fidelity National Information Services, Inc.	3,503,136

	Distributors 1.6%
389,800	LKQ Corp.*	5,562,446

	Diversified Banks 0.8%
338,626	Axis Bank Ltd. (India)	2,770,521

	Diversified Support Services 6.7%
746,587	Copart, Inc.*	22,143,771
517,571	LPS Brasil — Consultoria de Imoveis S.A. (Brazil)	1,291,821

		23,435,592

	Environmental & Facilities Services 1.1%
145,225	Waste Connections, Inc.*	3,732,282

	Footwear 0.8%
42,617,935	China Hongxing Sports Ltd. (China)	2,657,199

	Health Care Distributors 2.2%
523,277	PSS World Medical, Inc.*	7,509,025

	Health Care Facilities 4.2%
1,550,374	Emeritus Corp.*	10,170,453
204,740	VCA Antech, Inc.*	4,616,887

		14,787,340

	Health Care Services 3.3%
386,884	MEDNAX, Inc.*	11,401,471

	Homefurnishing Retail 2.5%
325,230	Aaron Rents, Inc.	8,670,632

	Industrial Machinery 3.6%
127,675	Graco, Inc.	2,179,412
469,280	IDEX Corp.	10,263,154

		12,442,566

Shares		Value

	Internet Software & Services 1.9%
265,576	DealerTrack Holdings, Inc.*	$3,479,046
114,388	VistaPrint Ltd.*	3,144,526

		6,623,572

	IT Consulting & Other Services 1.2%
204,950	Cognizant Technology Solutions Corp., Class A*	4,260,910

	Leisure Facilities 2.4%
668,779	Life Time Fitness, Inc.*	8,399,864

	Leisure Products 2.8%
716,759	Pool Corp.	9,604,571

	Life Sciences Tools & Services 1.0%
150,585	Pharmaceutical Product Development, Inc.	3,571,876

	Mortgage REITs 7.6%
1,150,420	Annaly Capital Management, Inc.	15,956,325
695,036	Redwood Trust, Inc.	10,668,803

		26,625,128

	Oil & Gas Equipment & Services 2.6%
156,455	Dril-Quip, Inc.*	4,803,168
244,755	Helix Energy Solutions Group, Inc.*	1,258,041
915,155	TETRA Technologies, Inc.*	2,974,254

		9,035,463

	Oil & Gas Exploration & Production 2.8%
336,805	GMX Resources, Inc.*	2,189,233
395,075	Petrohawk Energy Corp.*	7,597,292

		9,786,525

	Personal Products 2.1%
215,196	Emami Ltd. (India)	878,822
437,170	Herbalife Ltd.	6,548,807

		7,427,629

	Property & Casualty Insurance 1.2%
163,832	Tower Group, Inc.	4,035,182

	Research & Consulting Services 5.1%
262,493	CRA International, Inc.*	4,955,868
840,737	Resources Connection, Inc.*	12,678,314

		17,634,182

	Semiconductors 6.1%
166,900	Hittite Microwave Corp.*	5,207,280
387,065	Melexis N.V. (Belgium)	1,798,265
680,169	Micrel, Inc.	4,788,390
192,450	Netlogic Microsystems, Inc.*	5,288,526
158,563	Silicon Laboratories, Inc.*	4,186,063

		21,268,524

	Specialized Finance 1.6%
328,540	MSCI, Inc., Class A*	5,555,611

	Specialty Stores 1.7%
305,015	Hibbett Sports, Inc.*	5,862,388

	Thrifts & Mortgage Finance 0.7%
90,280	Housing Development Finance Corp. Ltd. (India)	2,510,024

	Trading Companies & Distributors 5.4%
370,952	MSC Industrial Direct Co., Inc., Class A	11,525,479
486,090	Rush Enterprises, Inc., Class B*	3,806,085
105,225	Watsco, Inc.	3,580,807

		18,912,371

MARCH 31, 2009 (UNAUDITED)

Shares		Value

	Trucking 2.4%
359,860	Old Dominion Freight Line, Inc.*	$8,453,111

	Total Common Stocks (cost $488,757,148)	325,058,188

	PREFERRED STOCKS 0.6%

	Regional Banks 0.6%
1,062,475	Banco Daycoval S.A. Pfd. (Brazil)	2,181,446

	Total Preferred Stocks (cost $7,702,882)	2,181,446

	LIMITED PARTNERSHIP INTEREST 0.3%

	Specialized Finance 0.3%
1,246,037	KKR Financial Holdings, LLC	1,108,973

	Total Limited Partnership Interest (cost $14,383,770)	1,108,973

Principal Amount		Value

	SHORT-TERM INVESTMENTS 4.1%

	Repurchase Agreement 4.1%
$14,435,000	Repurchase Agreement dated 3/31/09, 0.10% due 4/1/09 with Fixed Income Clearing Corporation collateralized by $10,100,000 of United States Treasury Bonds 8.125% due 8/15/19; value: $14,727,820; repurchase proceeds: $14,435,040 (cost $14,435,000)	$14,435,000

	Total Short-Term Investments (cost $14,435,000)	14,435,000

	Total Investments (cost $525,278,800) 98.3%^^	342,783,607

	Other Assets less Liabilities 1.7%	5,852,065

	NET ASSETS 100.0%	$348,635,672

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

^^The aggregate amount of foreign securities fair valued pursuant to a systematic fair valuation model as a percent of net assets was 6.33%.

REIT Real Estate Investment Trust.

See notes to financial statements.

At March 31, 2009, Wasatch Core Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Belgium	0.5
Brazil	1.1
China	2.7
Finland	0.1
Hong Kong	1.5
India	1.9
United States	92.2

TOTAL	100.0%

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 90.9%

	Agricultural Products 3.0%
400,939	Chaoda Modern Agriculture Holdings Ltd. (China)	$238,447
462,320	China Green Holdings Ltd. (China)	272,629

		511,076

	Air Freight & Logistics 1.7%
1,009,777	Aramex PJSC* (United Arab Emirates)	293,343

	Alternative Carriers 0.9%
14,055	Global Village Telecom Holding S.A.* (Brazil)	161,491

	Apparel Retail 1.2%
61,030	Truworths International Ltd. (South Africa)	206,645

	Apparel, Accessories & Luxury Goods 6.8%
764,540	Anta Sports Products Ltd. (China)	504,232
813,000	China Dongxiang Group Co. (China)	299,289
320,345	Ports Design Ltd. (Hong Kong)	369,689

		1,173,210

	Application Software 3.1%
2,771,780	Kingdee International Software Group Co. Ltd. (China)	355,050
8,645	Longtop Financial Technologies Ltd. ADR* (China)	183,533

		538,583

	Brewers 1.7%
45,940	Anadolu Efes Biracilik ve Malt Sanayii AS (Turkey)	283,448

	Coal & Consumable Fuels 1.9%
153,340	PT Indo Tambangraya Megah (Indonesia)	131,884
325,300	Tambang Batubara Bukit Asam Tbk PT (Indonesia)	190,593

		322,477

	Construction & Engineering 1.6%
1,008,000	Midas Holdings Ltd. (China)	278,158

	Construction Materials 0.9%
109,100	Corp Moctezuma S.A.B de C.V. (Mexico)	146,521

	Consumer Finance 1.9%
171,305	Banco Compartamos S.A. de C.V. (Mexico)	320,875

	Department Stores 3.1%
475,170	Golden Eagle Retail Group Ltd. (China)	312,510
36,295	Lojas Renner S.A. (Brazil)	224,505

		537,015

	Diversified Banks 2.3%
33,355	Commercial Int’l Bank GDR (Egypt)	186,788
75,255	Federal Bank Ltd. (India)	205,514

		392,302

	Diversified Metals & Mining 1.9%
10,050	Hindustan Zinc Ltd. (India)	89,735
2,106,300	Philex Mining Corp.* (Philippines)	243,977

		333,712

	Drug Retail 1.4%
40,300	Corporativo Fragua S.A.B., Class B (Mexico)	239,279

Shares		Value

	Electrical Components & Equipment 3.4%
1,016,460	Wasion Group Holdings Ltd. (Hong Kong)	$334,623
237,000	Zhuzhou CSR Times Electric Co. Ltd., Series H (China)	241,065

		575,688

	Electronic Equipment & Instruments 1.4%
319,313	Chroma ATE, Inc. (Taiwan)	234,064

	Food Retail 5.2%
14,660	BIM Birlesik Magazalar AS (Turkey)	311,058
1,061,975	CP ALL PCL (Thailand)	377,032
37,135	Shoprite Holdings Ltd. (South Africa)	197,915

		886,005

	General Merchandise Stores 1.3%
86,055	Eurocash S.A. (Poland)	228,393

	Health Care Equipment 0.2%
653,250	Mingyuan Medicare Development Co. Ltd. (China)	39,204

	Health Care Supplies 2.5%
244,695	Shandong Weigao Group Medical Polymer Co. Ltd., Class H (China)	435,568

	Home Entertainment Software 1.9%
8,010	Shanda Interactive Entertainment Ltd. ADR* (China)	316,635

	Hotels, Resorts & Cruise Lines 1.1%
1,046,200	Minor International PCL (Thailand)	190,138

	Household Products 1.1%
59,400	Kimberly-Clark de Mexico S.A.B de C.V. (Mexico)	193,053

	Industrial Machinery 3.7%
960,000	China Automation Group Ltd. (China)	205,962
258,025	Shanthi Gears Ltd. (India)	129,918
60,440	Weg S.A. (Brazil)	306,431

		642,311

	Investment Banking & Brokerage 1.2%
37,675	Egyptian Financial Group-Hermes Holding GDR (Egypt)	197,794

	Life & Health Insurance 1.1%
67,000	Amil Participacoes S.A. (Brazil)	184,096

	Managed Health Care 1.2%
20,335	OdontoPrev S.A. (Brazil)	203,019

	Marine Ports & Services 1.8%
634,749	International Container Terminal Services, Inc. (Philippines)	157,459
58,390	Santos Brasil Participacoes S.A.** (Brazil)	159,678

		317,137

	Oil & Gas Exploration & Production 5.3%
12,570	Addax Petroleum Corp. (Canada)	271,746
114,280	Dragon Oil plc* (United Arab Emirates)	306,433
48,055	Gran Tierra Energy, Inc.* (Colombia)	120,618
68,180	JKX Oil and Gas plc (United Kingdom)	214,949

		913,746

	Personal Products 2.0%
171,790	Dabur India Ltd. (India)	339,509

MARCH 31, 2009 (UNAUDITED)

Shares		Value

	Pharmaceuticals 2.5%
22,610	Pharmstandard GDR* (Russia)	$217,048
55,815	Piramal Healthcare Ltd. (India)	211,952

		429,000

	Railroads 1.8%
21,195	Container Corp. of India (India)	300,672

	Regional Banks 0.9%
237,280	Asya Katilim Bankasi AS* (Turkey)	157,988

	Restaurants 2.8%
409,045	Ajisen China Holdings Ltd. (China)	203,907
308,500	Jollibee Foods Corp. (Philippines)	277,952

		481,859

	Security & Alarm Services 1.2%
5,860	S1 Corp. (Korea)	197,097

	Soft Drinks 2.0%
71,910	Coca-Cola Icecek AS (Turkey)	337,458

	Specialized Finance 6.3%
105,605	BM&F BOVESPA S.A. (Brazil)	322,259
588,000	Bolsa Mexicana de Valores S.A., Series A* (Mexico)	324,184
2,276	Crisil Ltd. (India)	120,471
66,810	JSE Ltd. (South Africa)	313,454

		1,080,368

	Specialty Chemicals 1.0%
108,390	China Steel Chemical Corp. (Taiwan)	176,908

	Steel 1.8%
159,310	Sesa Goa Ltd. (India)	316,477

	Trading Companies & Distributors 0.9%
3,166,615	AKR Corporindo Tbk PT (Indonesia)	148,548

	Wireless Telecommunication Services 1.9%
12,780	Egyptian Co. for Mobile Services (Egypt)	332,958

	Total Common Stocks (cost $24,814,781)	15,593,828

	PREFERRED STOCKS 4.9%

	Diversified Banks 2.1%
117,200	Banco do Estado do Rio Grande do Sul S.A., Series B Pfd (Brazil)	355,606

	Fertilizers & Agricultural Chemicals 1.6%
45,050	Fertilizantes Fosfatados S.A. Pfd. (Brazil)	265,949

	Regional Banks 1.2%
101,345	Banco Daycoval S.A. Pfd. (Brazil)	208,079

	Total Preferred Stocks (cost $1,444,649)	829,634

Principal Amount		Value

	SHORT-TERM INVESTMENTS 3.2%

	Repurchase Agreement 3.2%
$550,000	Repurchase Agreement dated 3/31/09, 0.10% due 4/1/09 with Fixed Income Clearing Corporation collateralized by $385,000 of United States Treasury Bonds 8.125% due 8/15/19; value: $561,407; repurchase proceeds: $550,002 (cost $550,000)	$550,000

	Total Short-Term Investments (cost $550,000)	550,000

	Total Investments (cost $26,809,430) 99.0%^^	16,973,462

	Other Assets less Liabilities 1.0%	174,692

	NET ASSETS 100.0%	$17,148,154

*Non-income producing.

**Common units.

^^The aggregate amount of foreign securities fair valued pursuant to a systematic fair valuation model as a percent of net assets was 63.94%.

ADR American Depositary Receipt.

GDR Global Depositary Receipt.

See notes to financial statements.

At March 31, 2009, Wasatch Emerging Markets Small Cap Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Brazil	14.5
Canada	1.6
China	23.7
Colombia	0.7
Egypt	4.4
Hong Kong	4.3
India	10.4
Indonesia	2.9
Korea	1.2
Mexico	7.5
Philippines	4.1
Poland	1.4
Russia	1.3
South Africa	4.4
Taiwan	2.5
Thailand	3.5
Turkey	6.6
United Arab Emirates	3.7
United Kingdom	1.3

TOTAL	100.0%

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 88.2%

	Agricultural Products 1.0%
358,920	Chaoda Modern Agriculture Holdings Ltd. (China)	$213,458
247,000	China Green Holdings Ltd. (China)	145,655

		359,113

	Air Freight & Logistics 0.8%
730,000	Aramex PJSC* (United Arab Emirates)	212,067
2,200	Forward Air Corp.	35,706
83,000	Goodpack Ltd. (Singapore)	36,059

		283,832

	Apparel Retail 0.9%
26,300	Esprit Holdings Ltd. (Hong Kong)	134,195
2,500	Jos. A. Bank Clothiers, Inc.*	69,525
18,700	KappAhl Holding AB (Sweden)	66,755
5,000	Zumiez, Inc.*	48,500

		318,975

	Apparel, Accessories & Luxury Goods 5.1%
463,000	Anta Sports Products Ltd. (China)	305,359
1,700	Bijou Brigitte AG (Germany)	182,914
795,000	China Dongxiang Group Co. (China)	292,663
5,400	Fossil, Inc.*	84,780
10,200	Gerry Weber International AG (Germany)	208,181
302,000	Ports Design Ltd. (Hong Kong)	348,519
78,000	Ted Baker plc (United Kingdom)	383,749
6,400	Volcom, Inc.*	62,080

		1,868,245

	Application Software 1.8%
2,500	Aveva Group plc (United Kingdom)	20,148
4,000	Computer Modelling Group Ltd. (Canada)	29,300
2,400	FactSet Research Systems, Inc.	119,976
1,566,000	Kingdee International Software Group Co. Ltd. (China)	200,596
6,204	Longtop Financial Technologies Ltd. ADR* (China)	131,711
1,400	SimCorp A/S (Denmark)	149,848

		651,579

	Asset Management & Custody Banks 3.2%
1,000	Bank of New York Mellon Corp.	28,250
1,000	Diamond Hill Investment Group, Inc.*	39,320
6,700	Eaton Vance Corp.	153,095
23,300	SEI Investments Co.	284,493
8,692	T. Rowe Price Group, Inc.	250,851
32,109	Treasury Group Ltd. (Australia)	99,491
7,945	Waddell & Reed Financial, Inc., Class A	143,566
4,500	Westwood Holdings Group, Inc.	175,905

		1,174,971

	Auto Parts & Equipment 0.2%
1,235,000	Norstar Founders Group Ltd.*** (Hong Kong)	58,161

	Automotive Retail 0.8%
8,500	O’Reilly Automotive, Inc.*	297,585

	Biotechnology 0.4%
13,215	Orexigen Therapeutics, Inc.*	34,491
715,486	Sino Biopharmaceutical Ltd. (China)	109,873

		144,364

Shares		Value

	Commodity Chemicals 0.4%
6,000	TechnoSemiChem Co. Ltd. (Korea)	$61,460
15,200	Tokai Carbon Korea Co. Ltd. (Korea)	81,256

		142,716

	Communications Equipment 0.9%
3,000	Neutral Tandem, Inc.*	73,830
14,500	Riverbed Technology, Inc.*	189,660
5,000	Tandberg ASA (Norway)	73,301

		336,791

	Computer Storage & Peripherals 0.9%
38,000	Intevac, Inc.*	197,980
130	Wacom Co. Ltd. (Japan)	139,501

		337,481

	Construction & Engineering 0.6%
37,000	Lycopodium Ltd. (Australia)	33,420
386,000	Midas Holdings Ltd. (China)	106,517
295,000	Rotary Engineering Ltd. (Singapore)	61,085
65,000	Swick Mining Services Ltd.* (Australia)	12,973

		213,995

	Construction & Farm Machinery & Heavy Trucks 0.3%
1,600	Faiveley S.A. (France)	116,773

	Consumer Electronics 0.1%
6,500	Thinkware Systems Corp.* (Korea)	50,509

	Consumer Finance 0.9%
66,000	Banco Compartamos S.A. de C.V. (Mexico)	123,626
14,016	Dollar Financial Corp.*	133,432
24,700	United PanAm Financial Corp.*	35,815
2,900	World Acceptance Corp.*	49,590

		342,463

	Data Processing & Outsourced Services 2.8%
4,300	NeuStar, Inc., Class A*	72,025
25,000	Redecard S.A. (Brazil)	304,395
3,050	Syntel, Inc.	62,769
90,500	Wirecard AG* (Germany)	598,017

		1,037,206

	Department Stores 0.2%
12,400	Lojas Renner S.A. (Brazil)	76,701

	Distributors 0.6%
16,200	LKQ Corp.*	231,174

	Diversified Banks 1.3%
10,000	Axis Bank Ltd. (India)	81,817
1,530	HDFC Bank Ltd. ADR (India)	93,223
8,200	ICICI Bank Ltd. ADR (India)	108,978
64,700	Union Bank of India Ltd. (India)	185,896
1,000	Wells Fargo & Co.	14,240

		484,154

	Diversified Support Services 1.3%
10,100	Copart, Inc.*	299,566
20,500	LPS Brasil — Consultoria de Imoveis S.A. (Brazil)	51,167
90	Prestige International, Inc. (Japan)	109,712

		460,445

	Drug Retail 0.6%
14,895	Create SD Holdings Co. Ltd.* (Japan)	230,300

	Education Services 0.3%
12,900	Kroton Educational S.A.* ** (Brazil)	52,076
500	MegaStudy Co. Ltd. (Korea)	72,746

		124,822

MARCH 31, 2009 (UNAUDITED)

Shares		Value

	Electrical Components & Equipment 1.0%
4,000	Emerson Electric Co.	$114,320
265,000	Wasion Group Holdings Ltd. (Hong Kong)	87,240
147,000	Zhuzhou CSR Times Electric Co. Ltd., Series H (China)	149,521

		351,081

	Electronic Components 0.7%
8,684	Amphenol Corp., Class A	247,407

	Electronic Equipment & Instruments 0.8%
660	KEYENCE Corp. (Japan)	124,901
10,700	Rotork plc (United Kingdom)	130,471
7,200	Viscom AG (Germany)	23,355

		278,727

	Electronic Manufacturing Services 0.9%
413,000	Ju Teng International Holdings Ltd.* (China)	127,036
12,500	TTM Technologies, Inc.*	72,500
41,500	Venture Corp. Ltd. (Singapore)	137,525

		337,061

	Environmental & Facilities Services 0.3%
6,500	Daiseki Co. Ltd. (Japan)	111,263

	Food Retail 0.6%
865,000	BreadTalk Group Ltd. (Singapore)	165,837
1,600	Ozeki Co. Ltd. (Japan)	38,110

		203,947

	Footwear 0.4%
2,465,000	China Hongxing Sports Ltd. (China)	153,691

	General Merchandise Stores 0.3%
2,300	Dollar Tree, Inc.*	102,465

	Health Care Distributors 0.7%
9,300	MWI Veterinary Supply, Inc.*	264,864

	Health Care Equipment 6.7%
14,200	Abaxis, Inc.*	244,808
24,300	Cardica, Inc.*	70,713
5,600	Cyberonics, Inc.*	74,312
10,900	DiaSorin S.p.A (Italy)	243,449
4,400	IDEXX Laboratories, Inc.*	152,152
3,700	Infopia Co. Ltd. (Korea)	78,832
1,200	Intuitive Surgical, Inc.*	114,432
4,407,000	LMA International N.V.* (Singapore)	377,589
2,600	Nakanishi, Inc. (Japan)	147,984
3,200	St. Jude Medical, Inc.*	116,256
40,300	VNUS Medical Technologies, Inc.*	857,181

		2,477,708

	Health Care Facilities 2.7%
26,561	AmSurg Corp.*	420,992
43,250	NovaMed, Inc.*	98,178
479,000	Raffles Medical Group Ltd. (Singapore)	240,775
9,700	VCA Antech, Inc.*	218,735

		978,680

	Health Care Services 1.4%
5,600	Bio-Reference Laboratories, Inc.*	117,096
5,600	CorVel Corp.*	113,232
17,200	Healthways, Inc.*	150,844
3,500	LHC Group, Inc.*	77,980
2,500	MEDNAX, Inc.*	73,675

		532,827

Shares		Value

	Health Care Supplies 2.5%
63,485	Abcam plc (United Kingdom)	$551,609
3,800	ICU Medical, Inc.*	122,056
86,000	Shandong Weigao Group Medical Polymer Co. Ltd., Class H (China)	153,084
7,500	Standard Diagnostics, Inc. (Korea)	97,629

		924,378

	Health Care Technology 0.1%
20,000	RaySearch Laboratories AB (Sweden)	39,089

	Home Entertainment Software 0.9%
50	GameOn Co. Ltd. (Japan)	47,248
12,300	HUDSON SOFT Co. Ltd. (Japan)	76,210
250,000	Kingsoft Corp. Ltd. (China)	103,883
2,600	Shanda Interactive Entertainment Ltd. ADR* (China)	102,778

		330,119

	Home Improvement Retail 0.6%
8,400	Lumber Liquidators, Inc.*	107,100
67,100	Swedol AB, Class B (Sweden)	129,929

		237,029

	Human Resource & Employment Services 1.1%
60	Benefit One, Inc. (Japan)	37,322
50,500	Michael Page International plc (United Kingdom)	132,692
13,300	Robert Half International, Inc.	237,139

		407,153

	Industrial Machinery 2.2%
1,300	Burckhardt Compression Holding AG (Switzerland)	120,712
646,000	China Automation Group Ltd. (China)	138,595
1,100	Danaher Corp.	59,642
5,200	Graco, Inc.	88,764
2,500	Illinois Tool Works, Inc.	77,125
2,100	Konecranes Oyj (Finland)	35,031
6,900	Technotrans AG (Germany)	28,752
22,600	Weg S.A. (Brazil)	114,582
10,900	Yushin Precision Equipment Co. Ltd. (Japan)	128,288

		791,491

	Insurance Brokers 0.4%
7,500	Brown & Brown, Inc.	141,825

	Internet Retail 0.6%
240	START TODAY Co. Ltd. (Japan)	209,289

	Internet Software & Services 1.3%
2,000	Gmarket, Inc. ADR* (Korea)	32,820
85	Macromill, Inc. (Japan)	79,005
5,800	NetEase.com, Inc. ADR* (China)	155,730
7,215	VistaPrint Ltd.*	198,340

		465,895

	Investment Banking & Brokerage 0.4%
4,100	Charles Schwab Corp. (The)	63,550
30	GCA Savvian Group Corp. (Japan)	36,119
5,300	optionsXpress Holdings, Inc.	60,261

		159,930

	IT Consulting & Other Services 1.6%
8,700	Cognizant Technology Solutions Corp., Class A*	180,873
170,000	CSE Global Ltd. (Singapore)	38,004
250	Future Architect, Inc. (Japan)	88,533
8,200	Infosys Technologies Ltd. ADR (India)	218,366
6,970	Yuchen Technologies Ltd.* (China)	44,399

		570,175

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX) — Schedule of Investments (continued)

Shares		Value

	Leisure Facilities 0.1%
1,800	Life Time Fitness, Inc.*	$22,608

	Leisure Products 0.6%
23,000	Li Ning Co. Ltd. (Hong Kong)	38,044
6,700	Pool Corp.	89,780
2,500	Shimano, Inc. (Japan)	76,135

		203,959

	Life Sciences Tools & Services 3.0%
570	CMIC Co. Ltd. (Japan)	139,506
2,200	Covance, Inc.*	78,386
35	EPS Co. Ltd. (Japan)	133,471
10,000	ICON plc ADR* (Ireland)	161,500
26,000	Life Sciences Research, Inc.*	186,420
2,100	MorphoSys AG* (Germany)	35,555
7,500	Pharmaceutical Product Development, Inc.	177,900
1,900	Techne Corp.	103,949
2,800	Waters Corp.*	103,460

		1,120,147

	Managed Health Care 0.4%
2,800	AMERIGROUP Corp.*	77,112
8,300	OdontoPrev S.A. (Brazil)	82,865

		159,977

	Mortgage REITs 0.4%
5,000	Annaly Capital Management, Inc.	69,350
5,800	Redwood Trust, Inc.	89,030

		158,380

	Movies & Entertainment 0.2%
5,700	CJ Internet Corp. (Korea)	67,495

	Multi-Line Insurance 0.1%
1,200	HCC Insurance Holdings, Inc.	30,228

	Oil & Gas Drilling 0.6%
6,000	Cathedral Energy Services Income Trust** (Canada)	17,580
93,000	China Oilfield Services Ltd., Series H (China)	73,226
2,900	Ensign Energy Services, Inc. (Canada)	25,077
19,900	Phoenix Technology Income Fund** (Canada)	107,159

		223,042

	Oil & Gas Equipment & Services 1.2%
181,000	Anhui Tianda Oil Pipe Co. Ltd., Class H (China)	38,691
700,000	Anton Oilfield Services Group* (China)	54,243
400	Core Laboratories N.V.	29,264
47,000	Ezra Holdings Ltd. (Singapore)	20,862
8,800	Forbes Energy Services Ltd.* (Canada)	3,693
13,500	Gulf Island Fabrication, Inc.	108,135
47,800	Lamprell plc (United Arab Emirates)	45,126
11,400	Pason Systems, Inc. (Canada)	85,942
6,000	TGS-NOPEC Geophysical Co. ASA* (Norway)	46,517
2,000	Wellstream Holdings plc (United Kingdom)	12,354

		444,827

Shares		Value

	Oil & Gas Exploration & Production 1.4%
2,100	Addax Petroleum Corp. (Canada)	$45,399
700	Canadian Oil Sands Trust** (Canada)	13,442
36,000	CNOOC Ltd. (China)	36,317
36,000	Dragon Oil plc* (United Arab Emirates)	99,549
19,600	Gran Tierra Energy, Inc.* (Colombia)	49,196
21,000	JKX Oil and Gas plc (United Kingdom)	66,206
1,000	Petrobank Energy and Resources Ltd.* (Canada)	18,570
3,000	Petrohawk Energy Corp.*	57,690
6,500	Petrominerales Ltd.* (Colombia)	57,238
3,800	Premier Oil plc* (United Kingdom)	57,803

		501,410

	Other Diversified Financial Services 0.2%
104,000	Count Financial Ltd. (Australia)	74,760

	Packaged Foods & Meats 0.3%
11,800	Zhongpin, Inc.*	104,784

	Personal Products 0.1%
706,000	Beauty China Holdings Ltd.* *** (China)	31,308

	Pharmaceuticals 1.1%
148,000	China Shineway Pharmaceutical Group Ltd. (China)	83,952
37,300	Dechra Pharmaceuticals plc (United Kingdom)	222,638
10,600	Whanin Pharmaceutical Co. Ltd. (Korea)	104,709

		411,299

	Publishing 0.1%
1,600	Morningstar, Inc.*	54,640

	Real Estate Services 0.0%
65	Funai Zaisan Consultants Co. Ltd. (Japan)	16,433

	Regional Banks 0.9%
34,800	Boston Private Financial Holdings, Inc.	122,148
8,500	Canadian Western Bank (Canada)	70,003
2,600	City National Corp.	87,802
2,800	First of Long Island Corp.	56,532

		336,485

	Research & Consulting Services 2.5%
4,366	Campbell Brothers Ltd. (Australia)	41,492
12,900	CRA International, Inc.*	243,552
45	Nihon M&A Center, Inc. (Japan)	101,273
26,700	Resources Connection, Inc.*	402,636
6,300	Stantec, Inc.* (Canada)	113,747

		902,700

	Restaurants 0.8%
313,000	Ajisen China Holdings Ltd. (China)	156,029
9,200	Chimney Co. Ltd. (Japan)	131,119
700	Saint Marc Holdings Co. Ltd. (Japan)	17,647

		304,795

	Semiconductor Equipment 0.7%
2,800	Cabot Microelectronics Corp.*	67,284
2,800	Disco Corp. (Japan)	69,918
151,000	inTEST Corp.*	33,220
2,400	KLA-Tencor Corp.	48,000
3,500	Tessera Technologies, Inc.*	46,795

		265,217

MARCH 31, 2009 (UNAUDITED)

Shares		Value

	Semiconductors 6.6%
20,300	Advanced Analogic Technologies, Inc.*	$73,080
11,000	CSR plc* (United Kingdom)	38,495
16,000	ELMOS Semiconductor AG* (Germany)	37,954
4,900	Hittite Microwave Corp.*	152,880
4,500	Linear Technology Corp.	103,410
6,200	Maxim Integrated Products, Inc.	81,902
62,200	Melexis N.V. (Belgium)	288,975
15,700	Micrel, Inc.	110,528
12,600	Microchip Technology, Inc.	266,994
3,200	Netlogic Microsystems, Inc.*	87,936
94,000	O2Micro International Ltd. ADR* (Hong Kong)	321,480
31,000	Pericom Semiconductor Corp.*	226,610
96,700	PLX Technology, Inc.*	209,839
6,300	Power Integrations, Inc.	108,360
7,000	Semtech Corp.*	93,450
5,700	Silicon Laboratories, Inc.*	150,480
3,800	Supertex, Inc.*	87,780

		2,440,153

	Specialized Consumer Services 0.2%
30	Best Bridal, Inc. (Japan)	59,819

	Specialized Finance 3.0%
48,500	BM&F BOVESPA S.A. (Brazil)	148,000
162,000	Bolsa Mexicana de Valores S.A., Series A* (Mexico)	89,316
12,100	Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	113,962
6,100	IMAREX ASA* (Norway)	38,913
900	IntercontinentalExchange, Inc.*	67,023
13,000	MSCI, Inc., Class A*	219,830
2,800	NASDAQ OMX Group, Inc. (The)*	54,824
2,700	NYSE Euronext	48,330
35	Osaka Securities Exchange Co. Ltd. (Japan)	112,749
4,043	Oslo Bors VPS Holding ASA (Norway)	36,002
3,900	Portfolio Recovery Associates, Inc.*	104,676
22,800	Singapore Exchange Ltd. (Singapore)	76,550

		1,110,175

	Specialty Chemicals 1.8%
10,600	C. Uyemura & Co. Ltd. (Japan)	185,246
685,000	EcoGreen Fine Chemical Group Ltd. (China)	109,609
80	Japan Pure Chemical Co. Ltd. (Japan)	161,680
54,600	MEC Co. Ltd. (Japan)	201,933

		658,468

	Specialty Stores 1.6%
44,000	Big 5 Sporting Goods Corp.	258,280
19,640	easyhome Ltd. (Canada)	143,863
8,900	Hibbett Sports, Inc.*	171,058

		573,201

	Systems Software 1.6%
7,100	Commvault Systems, Inc.*	77,887
25,700	Opnet Technologies, Inc.*	222,819
340	Simplex Technology, Inc. (Japan)	111,505
6,615	Trend Micro, Inc. (Japan)	189,025

		601,236

	Technology Distributors 0.5%
129,500	Wolfson Microelectronics plc* (United Kingdom)	195,607

	Textiles 0.1%
375,000	Li Heng Chemical Fibre Technologies Ltd. (China)	38,244

Shares		Value

	Thrifts & Mortgage Finance 1.0%
7,800	Home Capital Group, Inc. (Canada)	$154,357
5,700	Housing Development Finance Corp. Ltd. (India)	158,475
2,800	Washington Federal, Inc.	37,212

		350,044

	Trading Companies & Distributors 2.3%
5,400	Fastenal Co.	173,637
35,480	Houston Wire & Cable Co.	274,970
16,500	MISUMI Group, Inc. (Japan)	201,011
3,500	MSC Industrial Direct Co., Inc., Class A	108,745
1,400	W.W. Grainger, Inc.	98,252

		856,615

	Trucking 1.0%
1,700	J.B. Hunt Transport Services, Inc.	40,987
7,200	Knight Transportation, Inc.	109,152
800	Landstar System, Inc.	26,776
4,800	Old Dominion Freight Line, Inc.*	112,752
4,600	Universal Truckload Services, Inc.	65,964

		355,631

	Wireless Telecommunication Services 0.2%
5,900	NII Holdings, Inc.*	88,500

	Total Common Stocks (cost $30,013,092)	32,420,636

	PREFERRED STOCKS 0.4%

	Regional Banks 0.4%
67,500	Banco Daycoval S.A. Pfd. (Brazil)	138,589

	Total Preferred Stocks (cost $117,507)	138,589

Principal Amount		Value

	SHORT-TERM INVESTMENTS 11.0%

	Repurchase Agreement 11.0%
$4,060,000	Repurchase Agreement dated 3/31/09, 0.10% due 4/1/09 with Fixed Income Clearing Corporation collateralized by $2,840,000 of United States Treasury Bonds 8.125% due 8/15/19; value: $4,141,288; repurchase proceeds: $4,060,011 (cost $4,060,000)	$4,060,000

	Total Short-Term Investments (cost $4,060,000)	4,060,000

	Total Investments (cost $34,190,599) 99.6%	36,619,225

	Other Assets less Liabilities 0.4%	143,085

	NET ASSETS 100.0%	$36,762,310

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

ADR American Depositary Receipt.

REIT Real Estate Investment Trust.

See notes to financial statements.

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX) — Schedule of Investments (continued)

At March 31, 2009, Wasatch Global Opportunities Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	0.8
Belgium	0.9
Brazil	3.0
Canada	2.5
China	10.0
Colombia	0.3
Denmark	0.5
Finland	0.1
France	0.4
Germany	3.4
Hong Kong	3.4
India	2.6
Ireland	0.5
Italy	0.7
Japan	10.8
Korea	2.0
Mexico	0.7
Norway	0.6
Singapore	3.5
Sweden	0.7
Switzerland	0.4
United Arab Emirates	1.1
United Kingdom	5.6
United States	45.5

TOTAL	100.0%

WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND (WAGTX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 90.6%

	Air Freight & Logistics 1.7%
1,697,000	Goodpack Ltd. (Singapore)	$737,248

	Alternative Carriers 1.0%
39,600	Global Village Telecom Holding S.A.* (Brazil)	455,002

	Application Software 5.8%
21,470	Adobe Systems, Inc.* †††	459,243
10,545	FactSet Research Systems, Inc.	527,145
46,050	Interactive Intelligence, Inc.*	417,213
3,443,510	Kingdee International Software Group Co. Ltd. (China)	441,095
21,200	Longtop Financial Technologies Ltd. ADR* (China)	450,076
2,000	SimCorp A/S (Denmark)	214,068

		2,508,840

	Biotechnology 1.0%
2,858,514	Sino Biopharmaceutical Ltd. (China)	438,964

	Communications Equipment 4.3%
28,405	Cisco Systems, Inc.*	476,352
38,795	F5 Networks, Inc.*	812,755
39,540	Tandberg ASA (Norway)	579,662

		1,868,769

	Computer Storage & Peripherals 0.9%
75,405	Intevac, Inc.*	392,860

	Construction & Engineering 1.0%
26,305	Outotec Oyj (Finland)	450,361

	Data Processing & Outsourced Services 4.9%
10,770	Alliance Data Systems Corp.*	397,951
69,500	Redecard S.A. (Brazil)	846,218
131,350	Wirecard AG* (Germany)	867,951

		2,112,120

	Electrical Components & Equipment 1.8%
2,403,000	Wasion Group Holdings Ltd. (Hong Kong)	791,079

	Electronic Equipment & Instruments 1.0%
33,900	Rotork plc (United Kingdom)	413,362

	Electronic Manufacturing Services 1.0%
72,755	TTM Technologies, Inc.*	421,979

	Health Care Equipment 8.7%
36,600	Abaxis, Inc.*	630,984
130,414	Cardica, Inc.*	379,505
26,605	DiaSorin S.p.A (Italy)	594,217
27,875	Invacare Corp.	446,836
4,235,440	LMA International N.V.* (Singapore)	362,890
2,646,805	Mingyuan Medicare Development Co. Ltd. (China)	158,845
11,625	NuVasive, Inc.*	364,793
38,960	VNUS Medical Technologies, Inc.*	828,679

		3,766,749

	Health Care Facilities 1.6%
400,000	Raffles Medical Group Ltd. (Singapore)	201,065
21,000	VCA Antech, Inc.*	473,550

		674,615

Shares		Value

	Health Care Services 5.0%
32,600	Bio-Reference Laboratories, Inc.*	$681,666
20,987	CorVel Corp.*	424,357
7,800	Express Scripts, Inc.*	360,126
23,865	MEDNAX, Inc.*	703,302

		2,169,451

	Health Care Supplies 2.0%
27,665	Abcam plc (United Kingdom)	240,376
350,000	Shandong Weigao Group Medical Polymer Co. Ltd., Class H (China)	623,016

		863,392

	Health Care Technology 1.9%
9,900	Cerner Corp.*	435,303
196,100	RaySearch Laboratories AB (Sweden)	383,269

		818,572

	Home Entertainment Software 1.1%
12,000	Shanda Interactive Entertainment Ltd. ADR* (China)	474,360

	Industrial Machinery 2.0%
2,052,050	China Automation Group Ltd. (China)	440,255
80,000	Weg S.A. (Brazil)	405,600

		845,855

	Internet Software & Services 3.9%
23,000	Akamai Technologies, Inc.*	446,200
61,505	DealerTrack Holdings, Inc.*	805,715
1,230	Google, Inc., Class A*	428,114

		1,680,029

	IT Consulting & Other Services 6.6%
78,750	Cognizant Technology Solutions Corp., Class A*	1,637,213
31,360	Infosys Technologies Ltd. (India)	823,464
16,015	NCI, Inc., Class A*	416,390

		2,877,067

	Life Sciences Tools & Services 4.9%
8,190	Covance, Inc.*	291,810
91	EPS Co. Ltd. (Japan)	347,026
9,800	Eurofins Scientific (France)	415,589
18,530	ICON plc ADR* (Ireland)	299,260
21,460	MorphoSys AG* (Germany)	363,334
7,730	Techne Corp.	422,908

		2,139,927

	Managed Health Care 1.0%
44,495	OdontoPrev S.A. (Brazil)	444,226

	Oil & Gas Equipment & Services 2.0%
55,510	Pason Systems, Inc. (Canada)	418,479
59,500	TGS-NOPEC Geophysical Co. ASA* (Norway)	461,290

		879,769

	Pharmaceuticals 2.8%
655,000	China Shineway Pharmaceutical Group Ltd. (China)	371,545
69,000	Dechra Pharmaceuticals plc (United Kingdom)	411,849
9,750	Teva Pharmaceutical Industries Ltd. ADR (Israel)	439,238

		1,222,632

	Semiconductor Equipment 1.2%
38,703	Tessera Technologies, Inc.*	517,459

WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND (WAGTX) — Schedule of Investments (continued)

Shares		Value

	Semiconductors 17.0%
27,400	Altera Corp.	$480,870
16,880	Hittite Microwave Corp.*	526,656
18,140	Linear Technology Corp.	416,857
60,134	Melexis N.V. (Belgium)	279,376
57,815	Micrel, Inc.	407,018
22,525	Microchip Technology, Inc.	477,305
31,081	Netlogic Microsystems, Inc.* †††	854,106
372,879	O2Micro International Ltd. ADR* (Hong Kong)	1,275,246
56,750	Pericom Semiconductor Corp.*	414,842
45,768	Power Integrations, Inc.	787,210
18,505	Silicon Laboratories, Inc.*	488,532
105,605	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	945,165

		7,353,183

	Systems Software 4.5%
15,170	BMC Software, Inc.*	500,610
47,000	NetSuite, Inc.*	529,220
53,235	Opnet Technologies, Inc.*	461,548
25,275	Oracle Corp.*	456,719

		1,948,097

	Total Common Stocks (cost $56,295,346)	39,265,967

	PREFERRED STOCKS 2.2%

	Computer Storage & Peripherals 2.2%
78,502	BlueArc Corp., Series DD Pfd.* *** †	324,998
138,725	BlueArc Corp., Series FF Pfd.* *** †	628,067

		953,065

	Internet Software & Services 0.0%
30,265	Incipient, Inc., Series D Pfd.* *** †	302
6,528	Xtera Communications, Inc., Series A-1 Pfd.* *** †	6,339

		6,641

	Total Preferred Stocks (cost $1,099,359)	959,706

	LIMITED PARTNERSHIP INTEREST 0.6%

	Other 0.6%
	Montagu Newhall Global Partners II-B, L.P.* *** †	238,740

	Total Limited Partnership Interest (cost $384,387)	238,740

	WARRANTS 0.0%

	Air Freight & Logistics 0.0%
212,125	Goodpack Ltd. expiring 7/16/09* (Singapore)	697

	Computer Storage & Peripherals 0.0%
1	BlueArc Corp. expiring 4/2/18* *** †	—

	Total Warrants (cost $0)	697

Principal Amount		Value

	SHORT-TERM INVESTMENTS 6.2%
	Repurchase Agreement 6.2%
$2,665,000	Repurchase Agreement dated 3/31/09, 0.10% due 4/1/09 with Fixed Income Clearing Corporation collateralized by $1,865,000 of United States Treasury Bonds 8.125% due 8/15/19; value: $2,719,543; repurchase proceeds: $2,665,007††† (cost $2,665,000)	$2,665,000

	Total Short-Term Investments (cost $2,665,000)	2,665,000

	Total Investments (cost $60,444,093) 99.6%^^	43,130,110

	Other Assets less Liabilities 0.4%	183,026

	NET ASSETS 100.0%	$43,313,136

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

†††All or a portion of this security has been designated as collateral for future commitments (see Note 10).

^^The aggregate amount of foreign securities fair valued pursuant to a systematic fair valuation model as a percent of net assets was 26.35%.

ADR American Depositary Receipt.

See notes to financial statements.

At March 31, 2009, Wasatch Global Science & Technology Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Belgium	0.7
Brazil	5.3
Canada	1.0
China	8.4
Denmark	0.5
Finland	1.1
France	1.0
Germany	3.1
Hong Kong	5.1
India	2.0
Ireland	0.7
Israel	1.1
Italy	1.5
Japan	0.9
Norway	2.6
Singapore	3.2
Sweden	1.0
Taiwan	2.3
United Kingdom	2.6
United States	55.9

TOTAL	100.0%

WASATCH HERITAGE GROWTH FUND (WAHGX) — Schedule of Investments	MARCH 31, 2009 (UNAUDITED)

Shares		Value

	COMMON STOCKS 96.9%

	Aerospace & Defense 3.4%
9,610	L-3 Communications Holdings, Inc.	$651,558
40,100	TransDigm Group, Inc.*	1,316,884

		1,968,442

	Air Freight & Logistics 3.0%
20,760	C.H. Robinson Worldwide, Inc.	946,864
28,990	Expeditors International of Washington, Inc.	820,127

		1,766,991

	Apparel Retail 1.0%
112,575	Esprit Holdings Ltd. (Hong Kong)	574,412

	Asset Management & Custody Banks 2.4%
55,195	SEI Investments Co.	673,931
24,635	T. Rowe Price Group, Inc.	710,966

		1,384,897

	Automotive Retail 1.8%
29,843	O’Reilly Automotive, Inc.*	1,044,803

	Communications Equipment 3.2%
67,225	Cisco Systems, Inc.*	1,127,363
35,165	F5 Networks, Inc.*	736,707

		1,864,070

	Data Processing & Outsourced Services 8.7%
30,700	Alliance Data Systems Corp.*	1,134,365
49,370	Fidelity National Information Services, Inc.	898,534
31,745	Paychex, Inc.	814,894
185,030	Redecard S.A. (Brazil)	2,252,888

		5,100,681

	Diversified Metals & Mining 1.1%
4,740	Rio Tinto plc ADR (United Kingdom)	635,444

	Diversified Support Services 3.5%
69,710	Copart, Inc.*	2,067,599

	Drug Retail 3.0%
65,065	CVS Caremark Corp.	1,788,637

	Education Services 2.2%
16,705	Apollo Group, Inc., Class A*	1,308,503

	Electronic Components 3.7%
77,005	Amphenol Corp., Class A	2,193,872

	Health Care Equipment 4.7%
75,665	St. Jude Medical, Inc.*	2,748,910

	Health Care Services 3.2%
41,195	Express Scripts, Inc.*	1,901,973

	Investment Banking & Brokerage 1.6%
58,676	Charles Schwab Corp. (The)	909,478

	IT Consulting & Other Services 4.8%
37,610	Cognizant Technology Solutions Corp., Class A*	781,912
76,800	Infosys Technologies Ltd. (India)	2,016,648

		2,798,560

	Life Sciences Tools & Services 2.4%
39,180	Covance, Inc.*	1,395,983

	Mortgage REITs 2.0%
83,454	Annaly Capital Management, Inc.	1,157,507

Shares		Value

	Multi-Line Insurance 1.4%
32,255	HCC Insurance Holdings, Inc.	$812,503

	Oil & Gas Equipment & Services 1.3%
35,990	Cameron International Corp.*	789,261

	Oil & Gas Exploration & Production 5.4%
52,280	Chesapeake Energy Corp.	891,897
58,685	Petrohawk Energy Corp.*	1,128,513
14,793	Plains Exploration & Production Co.*	254,883
29,658	XTO Energy, Inc.	908,128

		3,183,421

	Pharmaceuticals 1.9%
25,340	Teva Pharmaceutical Industries Ltd. ADR (Israel)	1,141,567

	Semiconductors 10.1%
140,610	Altera Corp.	2,467,706
53,335	Linear Technology Corp.	1,225,638
65,940	Maxim Integrated Products, Inc.	871,067
31,870	Microchip Technology, Inc.	675,325
77,042	Taiwan Semiconductor Manufacturing Co.
	Ltd. ADR (Taiwan)	689,526

		5,929,262

	Specialized Finance 4.0%
20,815	IntercontinentalExchange, Inc.* †††	1,550,093
47,440	MSCI, Inc., Class A*	802,210

		2,352,303

	Specialty Chemicals 2.5%
42,645	Ecolab, Inc.	1,481,061

	Specialty Stores 1.0%
33,680	Staples, Inc.	609,945

	Systems Software 3.9%
69,305	BMC Software, Inc.*	2,287,065

	Thrifts & Mortgage Finance 3.0%
26,735	Housing Development Finance Corp. Ltd. (India)	743,304
92,890	New York Community Bancorp, Inc.	1,037,581

		1,780,885

	Trading Companies & Distributors 3.0%
29,670	Fastenal Co.	954,039
25,585	MSC Industrial Direct Co., Inc., Class A	794,926

		1,748,965

	Trucking 1.5%
37,205	J.B. Hunt Transport Services, Inc.	897,013

	Wireless Telecommunication Services 2.2%
87,965	NII Holdings, Inc.*	1,319,475

	Total Common Stocks (cost $70,111,550)	56,943,488

	LIMITED PARTNERSHIP INTEREST 0.3%

	Specialized Finance 0.3%
216,220	KKR Financial Holdings, LLC	192,436

	Total Limited Partnership Interest (cost $2,071,354)	192,436

WASATCH HERITAGE GROWTH FUND (WAHGX) — Schedule of Investments (continued)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.7%

	Repurchase Agreement 1.7%
$960,000	Repurchase Agreement dated 3/31/09, 0.10% due 4/1/09 with Fixed Income Clearing Corporation collateralized by $675,000 of United States Treasury Bonds 8.125% due 8/15/19; value: $984,285; repurchase proceeds: $960,003††† (cost $960,000)	$960,000

	Total Short-Term Investments (cost $960,000)	960,000

	Total Investments (cost $73,142,904) 98.9%^^	58,095,924

	Other Assets less Liabilities 1.1%	652,254

	NET ASSETS 100.0%	$58,748,178

Number of Contracts		Value

	CALL OPTIONS WRITTEN 0.0%

	Specialized Finance 0.0%
30	IntercontinentalExchange, Inc., expiring 4/18/2009, exercise price $80	$6,600

	Total Call Options Written (premium $13,170)	6,600

*Non-income producing.

†††All or a portion of this security has been designated as collateral for call options written (see Note 10).

^^The aggregate amount of foreign securities fair valued pursuant to a systematic fair valuation model as a percent of net assets was 5.68%.

ADR American Depositary Receipt.

REIT Real Estate Investment Trust.

See notes to financial statements.

At March 31, 2009, Wasatch Heritage Growth Fund’s investments, excluding short-term investments and written options, were in the following countries:

Country	%
Brazil	4.0
Hong Kong	1.0
India	4.8
Israel	2.0
Taiwan	1.2
United Kingdom	1.1
United States	85.9

TOTAL	100.0%

WASATCH HERITAGE VALUE FUND (WAHVX) — Schedule of Investments	MARCH 31, 2009 (UNAUDITED)

Shares		Value

	COMMON STOCKS 79.5%

	Computer & Electronics Retail 2.7%
2,800	GameStop Corp., Class A*	$78,456

	Computer Storage & Peripherals 3.2%
8,200	EMC Corp.*	93,480

	Data Processing & Outsourced Services 5.1%
3,400	Fidelity National Information Services, Inc.	61,880
1,600	Visa, Inc., Class A	88,960

		150,840

	Diversified Support Services 3.8%
3,800	Copart, Inc.*	112,708

	Fertilizers & Agricultural Chemicals 6.1%
2,700	Syngenta AG ADR (Switzerland)	108,297
1,700	The Mosaic Co.	71,366

		179,663

	Food Distributors 2.5%
3,300	Sysco Corp.	75,240

	Health Care Technology 2.2%
1,500	Cerner Corp.* †††	65,955

	Home Entertainment Software 6.4%
9,500	Activision Blizzard, Inc.*	99,370
2,500	Nintendo Co. Ltd. ADR (Japan)	91,250

		190,620

	Hypermarkets & Super Centers 6.6%
2,200	Costco Wholesale Corp.	101,904
1,800	Wal-Mart Stores, Inc.	93,780

		195,684

	Insurance Brokers 2.2%
3,500	Brown & Brown, Inc.	66,185

	Internet Software & Services 2.5%
3,900	Akamai Technologies, Inc.*	75,660

	Investment Banking & Brokerage 2.6%
5,000	Charles Schwab Corp. (The)	77,500

	IT Consulting & Other Services 3.4%
4,900	Cognizant Technology Solutions Corp., Class A*	101,871

	Life Sciences Tools & Services 2.6%
2,400	Life Technologies Corp.*	77,952

	Mortgage REITs 3.7%
7,900	Annaly Capital Management, Inc.	109,573

	Oil & Gas Exploration & Production 3.1%
8,200	ARC Energy Trust** (Canada)	91,883

	Oil & Gas Storage & Transportation 3.0%
6,200	Spectra Energy Corp.	87,668

	Packaged Foods & Meats 2.9%
1,600	Ralcorp Holdings, Inc.*	86,208

	Pharmaceuticals 4.1%
9,000	Mylan, Inc.*	120,690

	Property & Casualty Insurance 2.3%
2,600	First American Corp.	68,926

	Semiconductors 2.9%
3,800	Linear Technology Corp.	87,324

Shares		Value

	Specialized Finance 2.7%
4,100	NASDAQ OMX Group, Inc. (The)*	$80,278

	Water Utilities 2.9%
4,500	American Water Works Co., Inc.	86,580

	Total Common Stocks (cost $2,431,830)	2,360,944

	PREFERRED STOCKS 1.0%

	Regional Banks 1.0%
3,000	Fifth Third Capital Trust VI, 7.25%, 11/15/67* **	28,980

	Total Preferred Stocks (cost $33,050)	28,980

Principal Amount		Value
	SHORT-TERM INVESTMENTS 21.3%

	Repurchase Agreement 21.3%
$633,000	Repurchase Agreement dated 3/31/09, 0.10% due 4/1/09 with Fixed Income Clearing Corporation collateralized by $430,000 of United States Treasury Bonds 8.00% due 11/15/21; value: $647,623; repurchase proceeds: $633,002††† (cost $633,000)	$633,000

	Total Short-Term Investments (cost $633,000)	633,000

	Total Investments (cost $3,097,880) 101.8%	3,022,924

	Liabilities less Other Assets (1.8)%	(53,709)

	NET ASSETS 100.0%	$2,969,215

Number of Contracts		Value
	CALL OPTIONS WRITTEN 0.1%

	Health Care Technology 0.1%
15	Cerner Corp., expiring 4/9/09, exercise price $45
		$2,475

	Total Call Options Written (premium $3,187)	2,475

*Non-income producing.

**Common units.

†††All or a portion of this security has been designated as collateral for call options written.

ADR American Depositary Receipt.

REIT Real Estate Investment Trust.

See notes to financial statements.

WASATCH HERITAGE VALUE FUND (WAHVX) — Schedule of Investments (continued)

At March 31, 2009, Wasatch Heritage Value Fund’s investments, excluding short-term investments and options written, were in the following countries:

Country	%
Canada	3.9
Japan	3.8
Switzerland	4.5
United States	87.8

TOTAL	100.0%

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 96.2%

	Aerospace & Defense 2.4%
34,900	Chemring Group plc (United Kingdom)	$947,450
37,720	Kongsberg Gruppen ASA (Norway)	1,451,681

		2,399,131

	Agricultural Products 2.4%
2,687,340	Chaoda Modern Agriculture Holdings Ltd. (China)	1,598,222
1,319,280	China Green Holdings Ltd. (China)	777,975

		2,376,197

	Apparel Retail 1.5%
33,884	Point, Inc. (Japan)	1,539,747

	Apparel, Accessories & Luxury Goods 6.0%
2,166,254	Anta Sports Products Ltd. (China)	1,428,694
3,623,000	China Dongxiang Group Co. (China)	1,333,732
1,670,225	Ports Design Ltd. (Hong Kong)	1,927,497
277,005	Ted Baker plc (United Kingdom)	1,362,826

		6,052,749

	Application Software 2.4%
39,738	Nemetschek AG (Germany)	277,040
20,152	SimCorp A/S (Denmark)	2,156,945

		2,433,985

	Asset Management & Custody Banks 1.0%
17,390	Partners Group Holding AG (Switzerland)	1,042,344

	Coal & Consumable Fuels 0.5%
855,385	Tambang Batubara Bukit Asam Tbk PT (Indonesia)	501,168

	Commodity Chemicals 1.0%
235,775	Tokai Carbon Co. Ltd. (Japan)	959,799

	Communications Equipment 2.4%
164,475	Tandberg ASA (Norway)	2,411,226

	Construction & Engineering 2.0%
3,500,000	Midas Holdings Ltd. (China)	965,827
63,315	Outotec Oyj (Finland)	1,083,999

		2,049,826

	Construction & Farm Machinery & Heavy Trucks 0.8%
47,954	Demag Cranes AG (Germany)	830,074

	Construction Materials 1.0%
719,900	Corp Moctezuma S.A.B de C.V. (Mexico)	966,821

	Data Processing & Outsourced Services 3.0%
456,143	Wirecard AG* (Germany)	3,014,158

	Diversified Banks 4.2%
102,671	Axis Bank Ltd. (India)	840,019
438,747	Bank of N.T. Butterfield & Son Ltd. (Bermuda)	2,413,108
47,747	HDFC Bank Ltd. (India)	923,870

		4,176,997

	Diversified Metals & Mining 0.8%
89,345	Hindustan Zinc Ltd. (India)	797,748

	Electrical Components & Equipment 1.6%
4,742,525	Wasion Group Holdings Ltd. (Hong Kong)	1,561,263

Shares		Value

	Electronic Equipment & Instruments 4.1%
1,399,166	Chroma ATE, Inc. (Taiwan)	$1,025,621
255,214	Rotork plc (United Kingdom)	3,111,972

		4,137,593

	Environmental & Facilities Services 1.3%
76,700	Daiseki Co. Ltd. (Japan)	1,312,905

	Food Retail 1.1%
50,145	BIM Birlesik Magazalar AS (Turkey)	1,063,982

	Health Care Equipment 3.6%
163,388	DiaSorin S.p.A (Italy)	3,649,235

	Health Care Supplies 4.8%
254,400	Abcam plc (United Kingdom)	2,210,431
1,483,000	Shandong Weigao Group Medical Polymer Co. Ltd., Class H (China)	2,639,808

		4,850,239

	Health Care Technology 1.0%
531,779	RaySearch Laboratories AB (Sweden)	1,039,340

	Home Entertainment Software 2.1%
158,302	HUDSON SOFT Co. Ltd. (Japan)	980,828
27,430	Shanda Interactive Entertainment Ltd. ADR* (China)	1,084,308

		2,065,136

	Industrial Machinery 4.3%
34,690	Andritz AG (Austria)	1,063,958
13,258	Burckhardt Compression Holding AG (Switzerland)	1,231,076
35,325	Konecranes Oyj (Finland)	589,272
289,800	Weg S.A. (Brazil)	1,469,284

		4,353,590

	Internet Retail 1.4%
1,650	START TODAY Co. Ltd. (Japan)	1,438,864

	Internet Software & Services 4.8%
5,895	Baidu, Inc. ADR* (China)	1,041,057
460	Gourmet Navigator, Inc. (Japan)	930,595
42,860	NetEase.com, Inc. ADR* (China)	1,150,791
15,140	NHN Corp.* (Korea)	1,668,220

		4,790,663

	Leisure Products 2.6%
1,003,230	Li Ning Co. Ltd. (Hong Kong)	1,659,440
29,380	Shimano, Inc. (Japan)	894,733

		2,554,173

	Life Sciences Tools & Services 3.7%
45,987	Eurofins Scientific (France)	1,950,172
40,715	ICON plc ADR* (Ireland)	657,547
62,655	MorphoSys AG* (Germany)	1,060,798

		3,668,517

	Oil & Gas Equipment & Services 4.3%
105,195	Pason Systems, Inc. (Canada)	793,044
37,385	Schoeller-Bleckmann Oilfield Equipment AG (Austria)	1,075,284
154,785	TGS-NOPEC Geophysical Co. ASA* (Norway)	1,200,014
99,230	WorleyParsons Ltd. (Australia)	1,250,255

		4,318,597

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Schedule of Investments (continued)

Shares		Value

	Oil & Gas Exploration & Production 3.0%
30,670	Addax Petroleum Corp. (Canada)	$663,043
171,555	Gran Tierra Energy, Inc.* (Colombia)	430,603
250,442	JKX Oil and Gas plc (United Kingdom)	789,562
72,920	Premier Oil plc* (United Kingdom)	1,109,204

		2,992,412

	Packaged Foods & Meats 0.8%
32,376	Unicharm PetCare Corp. (Japan)	821,816

	Personal Products 1.2%
120,100	Natura Cosmeticos S.A. (Brazil)	1,180,799

	Pharmaceuticals 1.0%
162,839	Dechra Pharmaceuticals plc (United Kingdom)	971,958

	Regional Banks 1.7%
645	Seven Bank Ltd. (Japan)	1,718,961

	Research & Consulting Services 3.5%
223,433	Campbell Brothers Ltd. (Australia)	2,123,378
386	Nihon M&A Center, Inc. (Japan)	868,696
29,305	Stantec, Inc.* (Canada)	529,105

		3,521,179

	Semiconductors 0.4%
89,566	Melexis N.V. (Belgium)	416,115

	Specialized Finance 7.2%
544,355	BM&F BOVESPA S.A. (Brazil)	1,661,124
148,420	IMAREX ASA* (Norway)	946,800
1,002,935	Infrastructure Development Finance Co. Ltd. (India)	1,073,370
780	Osaka Securities Exchange Co. Ltd. (Japan)	2,512,678
319,000	Singapore Exchange Ltd. (Singapore)	1,071,033

		7,265,005

	Specialty Chemicals 1.3%
53,855	SGL Carbon AG* (Germany)	1,280,029

	Steel 0.5%
43,000	Sims Metal Management Ltd. (Australia)	510,624

	Systems Software 0.9%
2,857	Simplex Technology, Inc. (Japan)	936,968

	Thrifts & Mortgage Finance 1.6%
79,655	Home Capital Group, Inc. (Canada)	1,576,321

	Wireless Telecommunication Services 1.0%
38,800	Egyptian Co. for Mobile Services (Egypt)	1,010,859

	Total Common Stocks (cost $133,595,503)	96,559,113

	PREFERRED STOCKS 2.1%

	Fertilizers & Agricultural Chemicals 1.0%
177,750	Fertilizantes Fosfatados S.A. Pfd. (Brazil)	1,049,333

	Regional Banks 1.1%
521,575	Banco Daycoval S.A. Pfd. (Brazil)	1,070,884

	Total Preferred Stocks (cost $5,203,120)	2,120,217

Shares		Value

	WARRANTS 0.0%

	Gold 0.0%
2,678,000	Redcorp Ventures Ltd. expiring 7/10/09* *** † (Canada)	$10,603

	Total Warrants (cost $0)	10,603

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.9%

	Repurchase Agreement 1.9%
$1,926,000	Repurchase Agreement dated 3/31/09, 0.10% due 4/1/09 with Fixed Income Clearing Corporation collateralized by $1,350,000 of United States Treasury Bonds 8.125% due 8/15/09; value: $1,968,570; repurchase proceeds: $1,926,005 (cost $1,926,000)	$1,926,000

	Total Short-Term Investments (cost $1,926,000)	1,926,000

	Total Investments (cost $140,724,623) 100.2%^^	100,615,933

	Liabilities less Other Assets (0.2)%	(180,642)

	NET ASSETS 100.0%	$100,435,291

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

^^The aggregate amount of foreign securities fair valued pursuant to a systematic fair valuation model as a percent of net assets was 80.59%.

ADR American Depositary Receipt.

See notes to financial statements.

MARCH 31, 2009 (UNAUDITED)

At March 31, 2009, Wasatch International Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	3.9
Austria	2.2
Belgium	0.4
Bermuda	2.4
Brazil	6.5
Canada	3.6
China	12.2
Colombia	0.4
Denmark	2.2
Egypt	1.0
Finland	1.7
France	2.0
Germany	6.6
Hong Kong	5.2
India	3.7
Indonesia	0.5
Ireland	0.7
Italy	3.7
Japan	15.1
Korea	1.7
Mexico	1.0
Norway	6.1
Singapore	1.1
Sweden	1.1
Switzerland	2.3
Taiwan	1.0
Turkey	1.1
United Kingdom	10.6

TOTAL	100.0%

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 84.0%

	Aerospace & Defense 0.5%
9,400	Chemring Group plc (United Kingdom)	$255,187

	Agricultural Products 2.1%
455,000	Chaoda Modern Agriculture Holdings Ltd. (China)	270,599
1,354,000	China Green Holdings Ltd. (China)	798,449

		1,069,048

	Air Freight & Logistics 2.7%
2,953,460	Aramex PJSC* (United Arab Emirates)	857,989
1,135,183	Goodpack Ltd. (Singapore)	493,171

		1,351,160

	Apparel, Accessories & Luxury Goods 6.1%
2,044,836	Anta Sports Products Ltd. (China)	1,348,616
15,110	Gerry Weber International AG (Germany)	308,394
121,796	Mulberry Group plc (United Kingdom)	112,019
699,503	Ports Design Ltd. (Hong Kong)	807,250
109,865	Ted Baker plc (United Kingdom)	540,521

		3,116,800

	Application Software 4.8%
48,000	Computer Modelling Group Ltd. (Canada)	351,600
6,182,000	Kingdee International Software Group Co. Ltd. (China)	791,881
23,750	Longtop Financial Technologies Ltd. ADR* (China)	504,213
7,200	SimCorp A/S (Denmark)	770,643

		2,418,337

	Asset Management & Custody Banks 0.3%
50,314	Treasury Group Ltd. (Australia)	155,900

	Auto Parts & Equipment 0.2%
2,500,000	Norstar Founders Group Ltd.*** (Hong Kong)	117,736

	Biotechnology 1.7%
5,502,470	Sino Biopharmaceutical Ltd. (China)	844,980

	Communications Equipment 2.4%
387,000	Sepura Ltd. (United Kingdom)	176,907
71,165	Tandberg ASA (Norway)	1,043,288

		1,220,195

	Construction & Engineering 3.1%
174,300	Lycopodium Ltd. (Australia)	157,433
2,573,960	Midas Holdings Ltd. (China)	710,285
24,320	Outotec Oyj (Finland)	416,376
1,461,000	Rotary Engineering Ltd. (Singapore)	302,528

		1,586,622

	Construction & Farm Machinery & Heavy Trucks 1.0%
7,005	Faiveley S.A. (France)	511,247

	Consumer Finance 1.3%
339,945	Banco Compartamos S.A. de C.V. (Mexico)	636,759

	Data Processing & Outsourced Services 2.9%
224,540	Wirecard AG* (Germany)	1,483,743

	Diversified Banks 1.1%
202,665	Union Bank of India Ltd. (India)	582,297

	Diversified Support Services 0.4%
88,223	LPS Brasil — Consultoria de Imoveis S.A. (Brazil)	220,198

Shares		Value

	Drug Retail 0.6%
19,865	Create SD Holdings Co. Ltd.* (Japan)	$307,144

	Education Services 0.7%
89,170	Kroton Educational S.A.* ** (Brazil)	359,970
1,040,150	Oriental Century Ltd.*** (China)	6,833

		366,803

	Electrical Components & Equipment 3.8%
44,500	Harbin Electric, Inc.*	273,675
2,822,157	Wasion Group Holdings Ltd. (Hong Kong)	929,068
717,000	Zhuzhou CSR Times Electric Co. Ltd., Series H (China)	729,297

		1,932,040

	Electronic Manufacturing Services 0.2%
346,000	Ju Teng International Holdings Ltd.* (China)	106,427

	Environmental & Facilities Services 1.3%
37,625	Daiseki Co. Ltd. (Japan)	644,042

	Food Retail 0.6%
1,496,397	BreadTalk Group Ltd. (Singapore)	286,887

	Footwear 1.5%
12,314,395	China Hongxing Sports Ltd. (China)	767,794

	Health Care Equipment 2.2%
25,421	DiaSorin S.p.A (Italy)	567,772
17,525	Infopia Co. Ltd. (Korea)	373,386
1,083,560	LMA International N.V.* (Singapore)	92,839
1,347,445	Mingyuan Medicare Development Co. Ltd. (China)	80,865

		1,114,862

	Health Care Facilities 1.6%
1,598,670	Raffles Medical Group Ltd. (Singapore)	803,591

	Health Care Supplies 2.2%
79,620	Abcam plc (United Kingdom)	691,803
244,000	Shandong Weigao Group Medical Polymer Co. Ltd., Class H (China)	434,331

		1,126,134

	Health Care Technology 1.0%
253,230	RaySearch Laboratories AB (Sweden)	494,928

	Home Entertainment Software 1.3%
205	GameOn Co. Ltd. (Japan)	193,717
29,610	HUDSON SOFT Co. Ltd. (Japan)	183,462
683,000	Kingsoft Corp. Ltd. (China)	283,808

		660,987

	Industrial Machinery 4.2%
5,200	Burckhardt Compression Holding AG (Switzerland)	482,847
6,027,000	China Automation Group Ltd. (China)	1,293,058
15,695	Muehlbauer Holding AG & Co. KGaA (Germany)	346,922

		2,122,827

	Internet Retail 1.5%
866	START TODAY Co. Ltd. (Japan)	755,186

	Internet Software & Services 1.2%
15,880	NetEase.com, Inc. ADR* (China)	426,378
290,500	Vendtek Systems, Inc.* *** (Canada)	177,134

		603,512

MARCH 31, 2009 (UNAUDITED)

Shares		Value

	Investment Banking & Brokerage 0.4%
173	GCA Savvian Group Corp. (Japan)	$208,288

	IT Consulting & Other Services 1.5%
104,500	China Information Security Technology, Inc.* (China)	330,220
565	Future Architect, Inc. (Japan)	200,086
38,835	Yuchen Technologies Ltd.* (China)	247,379

		777,685

	Life Sciences Tools & Services 3.6%
2,034	CMIC Co. Ltd. (Japan)	497,814
107	EPS Co. Ltd. (Japan)	408,041
10,000	Eurofins Scientific (France)	424,070
28,720	MorphoSys AG* (Germany)	486,252

		1,816,177

	Oil & Gas Drilling 0.6%
55,660	Phoenix Technology Income Fund** (Canada)	299,721

	Oil & Gas Equipment & Services 2.6%
2,500,000	Anton Oilfield Services Group* (China)	193,725
954,430	Ezra Holdings Ltd. (Singapore)	423,633
232,000	Lamprell plc (United Arab Emirates)	219,022
63,685	Pason Systems, Inc. (Canada)	480,109

		1,316,489

	Oil & Gas Exploration & Production 3.6%
186,530	Dragon Oil plc* (United Arab Emirates)	515,803
89,467	Gran Tierra Energy, Inc.* (Colombia)	224,562
97,125	JKX Oil and Gas plc (United Kingdom)	306,204
53,695	Petrominerales Ltd.* (Colombia)	472,829
21,530	Premier Oil plc* (United Kingdom)	327,498

		1,846,896

	Other Diversified Financial Services 0.4%
314,680	Count Financial Ltd. (Australia)	226,206

	Packaged Foods & Meats 1.3%
73,355	Zhongpin, Inc.*	651,392

	Personal Products 0.4%
1,200,000	Beauty China Holdings Ltd.* *** (China)	53,214
9,111	Proctor & Gamble Hygiene and Healthcare Ltd. (India)	135,078

		188,292

	Pharmaceuticals 1.7%
796,000	China Shineway Pharmaceutical Group Ltd. (China)	451,527
64,619	Dechra Pharmaceuticals plc (United Kingdom)	385,700

		837,227

	Regional Banks 1.0%
63,695	Canadian Western Bank (Canada)	524,571

	Research & Consulting Services 0.6%
140	Nihon M&A Center, Inc. (Japan)	315,071

	Restaurants 2.5%
1,247,000	Ajisen China Holdings Ltd. (China)	621,622
13,000	Chimney Co. Ltd. (Japan)	185,277
581,950	FU JI Food & Catering Services Holdings Ltd. (China)	256,916
7,300	Saint Marc Holdings Co. Ltd. (Japan)	184,036

		1,247,851

Shares		Value

	Semiconductors 0.7%
52,270	Melexis N.V. (Belgium)	$242,841
31,066	O2Micro International Ltd. ADR* (Hong Kong)	106,246

		349,087

	Specialized Finance 4.0%
518,600	Bolsa Mexicana de Valores S.A., Series A* (Mexico)	285,922
62,880	IMAREX ASA* (Norway)	401,124
326	Osaka Securities Exchange Co. Ltd. (Japan)	1,050,170
32,625	Oslo Bors VPS Holding ASA (Norway)	290,521

		2,027,737

	Specialty Chemicals 0.5%
15,120	C. Uyemura & Co. Ltd. (Japan)	264,238

	Specialty Stores 0.8%
53,705	easyhome Ltd. (Canada)	393,389

	Systems Software 1.8%
786,573	Guestlogix, Inc.* (Canada)	205,550
2,129	Simplex Technology, Inc. (Japan)	698,217

		903,767

	Thrifts & Mortgage Finance 1.5%
37,475	Home Capital Group, Inc. (Canada)	741,606

	Total Common Stocks (cost $54,270,321)	42,599,063

	PREFERRED STOCKS 0.8%

	Regional Banks 0.8%
199,510	Banco Daycoval S.A. Pfd. (Brazil)	409,629

	Total Preferred Stocks (cost $577,470)	409,629

	EXCHANGE TRADED FUNDS 6.0%

	Asset Management & Custody Banks 6.0%
83,025	iShares MSCI Emerging Markets Index Fund	2,059,850
39,320	SPDR Metals & Mining ETF	988,505

		3,048,355

	Total Exchange Traded Funds (cost $2,731,777)	3,048,355

	WARRANTS 0.0%

	Gold 0.0%
427,500	Redcorp Ventures Ltd. expiring 7/10/09* *** † (Canada)	1,693

	Total Warrants (cost $0)	1,693

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Schedule of Investments (continued)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 8.7%

	Short Term Investments 8.7%
$4,390,000	Repurchase Agreement dated 3/31/09, 0.10% due 4/1/09 with Fixed Income Clearing Corporation collateralized by $3,075,000 of United States Treasury Bonds 8.125% due 8/15/19; value: $4,483,965; repurchase proceeds: $4,390,012 (cost $4,390,000)	$4,390,000

	Total Short-Term Investments (cost $4,390,000)	4,390,000

	Total Investments (cost $61,969,568) 99.5%^^	50,448,740

	Other Assets less Liabilities 0.5%	271,309

	NET ASSETS 100.0%	$50,720,049

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

^^The aggregate amount of foreign securities fair valued pursuant to a systematic fair valuation model as a percent of net assets was 66.86%.

ADR American Depositary Receipt.

See Notes to Financial Statements.

At March 31, 2009, Wasatch International Opportunities Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	1.2
Belgium	0.5
Brazil	2.1
Canada	6.9
China	25.1
Colombia	1.5
Denmark	1.7
Finland	0.9
France	2.0
Germany	5.7
Hong Kong	4.3
India	1.6
Italy	1.2
Japan	13.2
Korea	0.8
Mexico	2.0
Norway	3.8
Singapore	5.2
Sweden	1.1
Switzerland	1.0
United Arab Emirates	3.5
United Kingdom	6.1
United States	8.6

TOTAL	100.0%

WASATCH MICRO CAP FUND (WMICX) — Schedule of Investments	MARCH 31, 2009 (UNAUDITED)

Shares		Value

	COMMON STOCKS 95.9%

	Air Freight & Logistics 1.2%
5,234,180	Goodpack Ltd. (Singapore)	$2,273,948

	Apparel Retail 1.5%
299,603	Zumiez, Inc.*	2,906,149

	Apparel, Accessories & Luxury Goods 2.5%
2,003,000	Ports Design Ltd. (Hong Kong)	2,311,530
262,362	Volcom, Inc.*	2,544,912

		4,856,442

	Application Software 1.4%
302,445	Interactive Intelligence, Inc.*	2,740,152

	Asset Management & Custody Banks 5.6%
57,790	Diamond Hill Investment Group, Inc.*	2,272,303
889,022	Treasury Group Ltd. (Australia)	2,754,664
147,631	Westwood Holdings Group, Inc.	5,770,896

		10,797,863

	Biotechnology 0.3%
327,555	Luna Innovations, Inc.*	337,382
64,330	Orexigen Therapeutics, Inc.*	167,901

		505,283

	Computer Storage & Peripherals 1.0%
359,795	Intevac, Inc.*	1,874,532

	Consumer Finance 4.4%
505,971	Dollar Financial Corp.*	4,816,844
542,750	United PanAm Financial Corp.*	786,988
170,715	World Acceptance Corp.*	2,919,226

		8,523,058

	Diversified Banks 0.7%
167,403	Encore Bancshares, Inc.*	1,484,864

	Education Services 0.4%
201,547	Kroton Educational S.A.* ** (Brazil)	813,624

	Electronic Manufacturing Services 1.6%
531,080	TTM Technologies, Inc.*	3,080,264

	Environmental & Facilities Services 1.8%
131,530	American Ecology Corp.	1,833,528
136,330	Team, Inc.*	1,597,788

		3,431,316

	Footwear 0.6%
18,706,125	China Hongxing Sports Ltd. (China)	1,166,314

	Health Care Distributors 1.4%
97,636	MWI Veterinary Supply, Inc.*	2,780,673

	Health Care Equipment 8.6%
210,525	Abaxis, Inc.*	3,629,451
476,001	Cardica, Inc.*	1,385,163
141,720	Invacare Corp.	2,271,772
24,315,170	LMA International N.V.* (Singapore)	2,083,311
64,535	NuVasive, Inc.*	2,025,108
235,822	VNUS Medical Technologies, Inc.*	5,015,934

		16,410,739

	Health Care Facilities 2.1%
113,406	AmSurg Corp.*	1,797,485
997,225	NovaMed, Inc.*	2,263,701

		4,061,186

Shares		Value

	Health Care Services 4.9%
159,340	American Caresource Holding, Inc.*	$1,220,544
147,741	Bio-Reference Laboratories, Inc.*	3,089,264
149,295	CorVel Corp.*	3,018,745
236,240	Healthways, Inc.*	2,071,825

		9,400,378

	Health Care Supplies 3.0%
432,710	Abcam plc (United Kingdom)	3,759,732
59,920	ICU Medical, Inc.*	1,924,630

		5,684,362

	Health Care Technology 0.5%
454,005	RaySearch Laboratories AB (Sweden)	887,334

	Internet Software & Services 2.4%
219,765	DealerTrack Holdings, Inc.*	2,878,922
65,831	VistaPrint Ltd.*	1,809,694

		4,688,616

	IT Consulting & Other Services 0.6%
42,470	NCI, Inc., Class A*	1,104,220

	Life Sciences Tools & Services 3.2%
147,959	ICON plc ADR* (Ireland)	2,389,538
109,355	Kendle International, Inc.*	2,292,081
194,670	Life Sciences Research, Inc.*	1,395,784

		6,077,403

	Marine Ports & Services 0.7%
444,727	CAI International, Inc.*	1,258,577

	Mortgage REITs 4.4%
588,695	MFA Mortgage Investments, Inc.	3,461,527
318,632	Redwood Trust, Inc.	4,891,001

		8,352,528

	Oil & Gas Equipment & Services 1.0%
252,800	Pason Systems, Inc. (Canada)	1,905,809

	Oil & Gas Exploration & Production 1.8%
321,507	Approach Resources, Inc.*	1,993,343
138,310	GMX Resources, Inc.*	899,015
26,150	Ithaca Energy, Inc.* (Canada)	12,839
1,030,430	Ithaca Energy, Inc.* † (Canada)	505,913

		3,411,110

	Oil & Gas Refining & Marketing 1.0%
61,590	World Fuel Services Corp.	1,948,092

	Regional Banks 2.8%
401,390	Boston Private Financial Holdings, Inc.	1,408,879
133,114	Commonwealth Bankshares, Inc.	665,570
251,573	Tamalpais Bancorp††	1,383,651
116,440	Washington Trust Bancorp PIPE* †	1,892,150

		5,350,250

	Research & Consulting Services 4.7%
95,620	CRA International, Inc.*	1,805,306
349,605	Resources Connection, Inc.*	5,272,043
108,025	Stantec, Inc.* (Canada)	1,966,055

		9,043,404

	Semiconductor Equipment 1.4%
199,375	Tessera Technologies, Inc.*	2,665,644

WASATCH MICRO CAP FUND (WMICX) — Schedule of Investments (continued)	MARCH 31, 2009 (UNAUDITED)

Shares		Value

	Semiconductors 14.8%
246,210	Melexis N.V. (Belgium)	$1,143,867
676,065	Micrel, Inc.	4,759,497
1,069,034	Microtune, Inc.*	1,945,642
125,876	Netlogic Microsystems, Inc.*	3,459,072
1,596,457	O2Micro International Ltd. ADR* (Hong Kong)	5,459,883
614,583	Pericom Semiconductor Corp.*	4,492,602
270,728	Power Integrations, Inc.	4,656,522
104,545	Supertex, Inc.*	2,414,989

		28,332,074

	Specialized Finance 1.6%
154,000	Goldwater Bank, NA* *** †	743,820
735	Osaka Securities Exchange Co. Ltd. (Japan)	2,367,716

		3,111,536

	Specialty Chemicals 0.5%
1,063,635	Neo Material Technologies, Inc.* (Canada)	1,027,585

	Specialty Stores 4.3%
351,995	Big 5 Sporting Goods Corp.	2,066,211
197,015	easyhome Ltd. (Canada)	1,443,133
247,377	Hibbett Sports, Inc.*	4,754,586

		8,263,930

	Systems Software 1.8%
395,405	Opnet Technologies, Inc.*	3,428,161

	Thrifts & Mortgage Finance 1.3%
123,300	Home Capital Group, Inc. (Canada)	2,440,028

	Trading Companies & Distributors 1.3%
314,062	Rush Enterprises, Inc., Class B*	2,459,106

	Trucking 2.8%
115,965	Old Dominion Freight Line, Inc.*	2,724,018
496,925	Vitran Corp., Inc.*	2,613,825

		5,337,843

	Total Common Stocks (cost $282,927,794)	183,884,397

	WARRANTS 0.0%

	Air Freight & Logistics 0.0%
888,830	Goodpack Ltd. expiring 7/16/09* (Singapore)	2,919

	Health Care Distributors 0.0%
25,946	Familymeds Group, Inc. expiring 11/30/09* *** †	—

	Health Care Equipment 0.0%
121,124	Cardica, Inc. expiring 6/7/12* *** †	—

	Total Warrants (cost $19,380)	2,919

Principal Amount		Value

	SHORT-TERM INVESTMENTS 3.3%

	Repurchase Agreement 3.3%
$6,362,000	Repurchase Agreement dated 3/31/09, 0.10% due 4/1/09 with Fixed Income Clearing Corporation collateralized by $4,455,000 of United States Treasury Bonds 8.125% due 8/15/19; value: $6,496,281; repurchase proceeds: $6,362,018 (cost $6,362,000)	$6,362,000

	Total Short-Term Investments (cost $6,362,000)	6,362,000

	Total Investments (cost $289,309,174) 99.2%^^	190,249,316

	Other Assets less Liabilities 0.8%	1,577,410

	NET ASSETS 100.0%	$191,826,726

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

††Affiliated company (see Note 8).

^^ The aggregate amount of foreign securities fair valued pursuant to a systematic fair valuation model as a percent of net assets was 9.77%.

ADR American Depositary Receipt.

PIPE Private Investment in a Public Equity

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At March 31, 2009, Wasatch Micro Cap Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	1.5
Belgium	0.6
Brazil	0.4
Canada	5.1
China	0.6
Hong Kong	4.2
Ireland	1.3
Japan	1.3
Singapore	2.4
Sweden	0.5
United Kingdom	2.1
United States	80.0

TOTAL	100.0%

WASATCH MICRO CAP VALUE FUND (WAMVX) — Schedule of Investments	MARCH 31, 2009 (UNAUDITED)

Shares		Value

	COMMON STOCKS 83.0%

	Agricultural Products 0.9%
800,000	China Green Holdings Ltd. (China)	$471,758

	Application Software 3.0%
5,164	Interactive Intelligence, Inc.*	46,786
28,000	Longtop Financial Technologies Ltd. ADR* (China)	594,440
50,000	NetScout Systems, Inc.*	358,000
5,000	SimCorp A/S (Denmark)	535,169

		1,534,395

	Asset Management & Custody Banks 2.7%
138,013	Treasury Group Ltd. (Australia)	427,638
25,000	Westwood Holdings Group, Inc.	977,250

		1,404,888

	Auto Parts & Equipment 0.6%
145,000	Martinrea International, Inc.* (Canada)	328,397

	Biotechnology 2.6%
220,000	Luna Innovations, Inc.*	226,600
101,331	NeurogesX, Inc.* †	308,046
5,200,000	Sino Biopharmaceutical Ltd. (China)	798,531

		1,333,177

	Communications Equipment 1.2%
25,000	Comtech Telecommunications Corp.*	619,250

	Computer Storage & Peripherals 1.0%
95,000	Intevac, Inc.*	494,950

	Construction & Engineering 4.3%
15,000	Michael Baker Corp.*	390,000
51,000	MYR Group, Inc.*	777,750
82,000	Orion Marine Group, Inc.*	1,074,200

		2,241,950

	Consumer Finance 1.0%
32,000	World Acceptance Corp.*	547,200

	Data Processing & Outsourced Services 1.5%
120,000	Wirecard AG* (Germany)	792,951

	Diversified Banks 0.5%
55,556	Idaho Trust Bancorp* *** †	260,002

	Diversified Capital Markets 0.9%
100,000	JMP Group, Inc.	481,000

	Diversified Chemicals 1.9%
100,000	LSB Industries, Inc.*	989,000

	Diversified Support Services 1.3%
44,000	Healthcare Services Group, Inc.	658,680

	Electrical Components & Equipment 1.5%
2,400,000	Wasion Group Holdings Ltd. (Hong Kong)	790,092

	Electronic Manufacturing Services 0.7%
1,240,000	Sanmina-SCI Corp.*	378,200

	Environmental & Facilities Services 3.2%
80,000	EnergySolutions, Inc.	692,000
131,700	Heritage-Crystal Clean, Inc.*	982,482

		1,674,482

	Footwear 0.6%
4,854,000	China Hongxing Sports Ltd. (China)	302,644

Shares		Value

	Health Care Distributors 1.2%
22,000	MWI Veterinary Supply, Inc.*	$626,560

	Health Care Equipment 8.2%
250,000	AtriCure, Inc.*	320,000
103,865	Cardica, Inc.*	302,247
54,000	Hill-Rom Holdings, Inc.	534,060
30,000	Invacare Corp.	480,900
159,867	MTS Medication Technologies, Inc.*	565,929
20,000	NuVasive, Inc.*	627,600
254,300	Solta Medical, Inc.*	162,752
32,000	VNUS Medical Technologies, Inc.*	680,640
40,000	Zoll Medical Corp.*	574,400

		4,248,528

	Health Care Services 3.3%
30,000	Bio-Reference Laboratories, Inc.*	627,300
260,000	Health Grades, Inc.*	530,400
25,000	LHC Group, Inc.*	557,000

		1,714,700

	Health Care Supplies 1.4%
23,000	ICU Medical, Inc.* †††	738,760

	Home Entertainment Software 1.5%
1,900,000	Kingsoft Corp. Ltd. (China)	789,510

	Industrial Machinery 1.1%
6,000	Burckhardt Compression Holding AG (Switzerland)	557,132

	Internet Software & Services 1.1%
20,000	VistaPrint Ltd.*	549,800

	Investment Banking & Brokerage 1.3%
210,000	GFI Group, Inc.	674,100

	IT Consulting & Other Services 4.6%
175,000	China Information Security Technology, Inc.* (China)	553,000
17,000	NCI, Inc., Class A*	442,000
100,000	Rightnow Technologies, Inc.*	757,000
50,000	Telvent GIT S.A. (Spain)	651,500

		2,403,500

	Marine Ports & Services 2.3%
70,000	Aegean Marine Petroleum Network, Inc.†††	1,172,500

	Oil & Gas Equipment & Services 1.9%
400,000	Boots & Coots International Well Control, Inc.*	500,000
150,000	TETRA Technologies, Inc.*	487,500

		987,500

	Oil & Gas Exploration & Production 0.7%
140,000	Gran Tierra Energy, Inc.* (Colombia)	351,400

	Other Diversified Financial Services 0.7%
99,445	Hyde Park Acquisition Corp.*	372,919

	Packaged Foods & Meats 2.3%
135,000	Zhongpin, Inc.* †††	1,198,800

	Pharmaceuticals 1.1%
1,000,000	China Shineway Pharmaceutical Group Ltd. (China)	567,245

	Regional Banks 2.3%
2,000,000	City Union Bank Ltd. (India)	485,866
227,653	First Bank of Delaware*	232,206
25,000	First of Long Island Corp.	504,750

		1,222,822

WASATCH MICRO CAP VALUE FUND (WAMVX) — Schedule of Investments (continued)

Shares		Value

	Research & Consulting Services 3.2%
58,000	Duff & Phelps Corp., Class A*	$913,500
51,000	Resources Connection, Inc.*	769,080

		1,682,580

	Restaurants 2.3%
1,300,000	Ajisen China Holdings Ltd. (China)	648,043
170,000	Brazil Fast Food Corp. (Brazil)	552,500

		1,200,543

	Semiconductors 1.7%
192,700	Microtune, Inc.*	350,714
32,000	Power Integrations, Inc.	550,400

		901,114

	Specialized Finance 3.1%
900,000	Bolsa Mexicana de Valores S.A., Series A* (Mexico)	496,201
41,900	Goldwater Bank, NA* *** †	202,377
60,000	IMAREX ASA* (Norway)	382,751
170	Osaka Securities Exchange Co. Ltd. (Japan)	547,635

		1,628,964

	Specialty Stores 1.2%
83,310	easyhome Ltd. (Canada)	610,245

	Steel 2.6%
167,810	Globe Specialty Metals, Inc.* (United Kingdom)	461,477
49,000	Haynes International, Inc.*	873,180

		1,334,657

	Systems Software 2.4%
1,673,666	Guestlogix, Inc.* (Canada)	437,369
95,000	Opnet Technologies, Inc.* †††	823,650

		1,261,019

	Trading Companies & Distributors 1.0%
16,000	Watsco, Inc.	544,480

	Trucking 1.1%
105,000	Vitran Corp., Inc.*	552,300

	Total Common Stocks (cost $56,742,689)	43,194,694

	PREFERRED STOCKS 1.0%

	Diversified Banks 1.0%
170,000	Banco do Estado do Rio Grande do Sul S.A., Series B Pfd (Brazil)	515,811

	Total Preferred Stocks (cost $385,120)	515,811

	WARRANTS 0.0%

	Biotechnology 0.0%
30,399	NeurogesX, Inc., expiring 12/28/12* *** †	—

	Health Care Distributors 0.0%
6,486	Familymeds Group, Inc. expiring 11/30/09* *** †	—

	Health Care Equipment 0.0%
58,140	Cardica, Inc. expiring 6/7/12* *** †	—

	Total Warrants (cost $13,102)	—

Principal Amount		Value

	SHORT-TERM INVESTMENTS 13.6%

	Repurchase Agreement 13.6%
$7,099,000	Repurchase Agreement dated 3/31/09, 0.10% due 4/1/09 with Fixed Income Clearing Corporation collateralized by $4,970,000 of United States Treasury Bonds 8.125% due 8/15/19; value: $7,247,254; repurchase proceeds: $7,099,020††† (cost $7,099,000)	$7,099,000

	Total Short-Term Investments (cost $7,099,000)	7,099,000

	Total Investments (cost $64,239,911) 97.6%^^	50,809,505

	Other Assets less Liabilities 2.4%	1,259,790

	NET ASSETS 100.0%	$52,069,295

Number of Contracts		Value

	CALL OPTIONS WRITTEN 0.1%

	Health Care Supplies 0.1%
230	ICU Medical, Inc., expiring 4/18/09, exercise price $30	$57,500

	Marine Ports & Services 0.0%
400	Aegean Marine Petroleum Network, Inc., expiring 4/18/09, exercise price $20	12,000

	Total Call Options Written (premium $88,296)	69,500

Shares		Value

	SECURITIES SOLD SHORT 1.1%

	Retail REITs 1.1%
18,000	Tanger Factory Outlet Centers, Inc. (proceeds $462,825)	$555,480

	Total Securities Sold Short (proceeds $462,825)	555,480

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

†††All or a portion of this security has been designated as collateral for call options written and short sales.

^^The aggregate amount of foreign securities fair valued pursuant to a systematic fair valuation model as a percent of net assets was 15.55%.

ADR American Depositary Receipt.

REIT Real Estate Investment Trust.

See notes to financial statements.

MARCH 31, 2009 (UNAUDITED)

At March 31, 2009, Wasatch Micro Cap Value Fund’s investments, excluding short-term investments, written options, and securities sold short, were in the following countries:

Country	%
Australia	1.0
Brazil	2.4
Canada	3.1
China	10.8
Colombia	0.8
Denmark	1.2
Germany	1.8
Hong Kong	1.8
India	1.1
Japan	1.3
Mexico	1.1
Norway	0.9
Spain	1.5
Switzerland	1.3
United Kingdom	1.1
United States	68.8

TOTAL	100.0%

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 92.9%

	Aerospace & Defense 1.0%
194,850	HEICO Corp.	$4,734,855
24,700	HEICO Corp., Class A	509,561

		5,244,416

	Air Freight & Logistics 1.2%
14,377,902	Aramex PJSC* (United Arab Emirates)	4,176,823
4,320,092	Goodpack Ltd. (Singapore)	1,876,830

		6,053,653

	Apparel Retail 1.4%
757,424	Zumiez, Inc.*	7,347,013

	Apparel, Accessories & Luxury Goods 1.6%
4,731,640	Ports Design Ltd. (Hong Kong)	5,460,474
279,783	Volcom, Inc.*	2,713,895

		8,174,369

	Application Software 2.4%
62,615	Concur Technologies, Inc.*	1,201,582
76,162	FactSet Research Systems, Inc.	3,807,338
403,895	Ultimate Software Group, Inc.*	6,971,228

		11,980,148

	Asset Management & Custody Banks 1.5%
421,085	Waddell & Reed Financial, Inc., Class A	7,609,006

	Automotive Retail 3.5%
506,175	O’Reilly Automotive, Inc.* †††	17,721,187

	Biotechnology 1.0%
17,896	Myriad Genetics, Inc.*	813,731
225,795	Orexigen Therapeutics, Inc.*	589,325
146,199	Orexigen Therapeutics, Inc., Series C PIPE* †	381,579
245,150	Seattle Genetics, Inc.*	2,417,179
205,700	ZymoGenetics, Inc.*	820,743

		5,022,557

	Communications Equipment 2.6%
317,245	F5 Networks, Inc.*	6,646,283
267,759	Neutral Tandem, Inc.*	6,589,549

		13,235,832

	Computer & Electronics Retail 1.3%
474,023	hhgregg, Inc.*	6,707,425

	Construction & Engineering 0.6%
11,305,282	Midas Holdings Ltd. (China)	3,119,698

	Construction & Farm Machinery & Heavy Trucks 1.0%
331,826	Bucyrus International, Inc., Class A	5,037,119

	Data Processing & Outsourced Services 3.0%
483,365	NeuStar, Inc., Class A*	8,096,364
1,119,960	Wirecard AG* (Germany)	7,400,609

		15,496,973

	Distributors 1.0%
340,105	LKQ Corp.*	4,853,298

	Diversified Banks 2.8%
204,917	Bank of N.T. Butterfield & Son Ltd. (Bermuda)	1,127,043
214,635	HDFC Bank Ltd. ADR (India)	13,077,711

		14,204,754

Shares		Value

	Diversified Support Services 3.2%
543,576	Copart, Inc.*	$16,122,464

	Education Services 1.2%
114,066	Capella Education Co.*	6,045,498

	Environmental & Facilities Services 1.8%
443,140	Tetra Tech, Inc.*	9,031,193

	Footwear 0.2%
18,556,345	China Hongxing Sports Ltd. (China)	1,156,975

	Health Care Distributors 1.7%
295,456	MWI Veterinary Supply, Inc.*	8,414,587

	Health Care Equipment 4.1%
542,252	Abaxis, Inc.*	9,348,425
334,336	Dexcom, Inc.*	1,384,151
471,623	VNUS Medical Technologies, Inc.*	10,031,421

		20,763,997

	Health Care Services 2.7%
414,965	Bio-Reference Laboratories, Inc.*	8,676,918
174,240	MEDNAX, Inc.*	5,134,853

		13,811,771

	Integrated Telecommunication Services 1.3%
346,675	Cbeyond, Inc.*	6,527,890

	Internet Software & Services 4.6%
128,655	Bankrate, Inc.*	3,209,942
582,055	DealerTrack Holdings, Inc.*	7,624,921
943,390	LoopNet, Inc.*	5,735,811
246,255	VistaPrint Ltd.*	6,769,550

		23,340,224

	Investment Banking & Brokerage 0.7%
343,360	optionsXpress Holdings, Inc.	3,904,003

	IT Consulting & Other Services 2.4%
600,278	Cognizant Technology Solutions Corp., Class A*	12,479,780

	Leisure Facilities 0.9%
377,125	Life Time Fitness, Inc.*	4,736,690

	Life Sciences Tools & Services 2.9%
183,665	ICON plc* ADR (Ireland)	2,966,189
253,145	Kendle International, Inc.*	5,305,919
115,284	Techne Corp.	6,307,188

		14,579,296

	Mortgage REITs 2.2%
742,618	Redwood Trust, Inc.	11,399,186

	Oil & Gas Equipment & Services 4.0%
346,090	Dril-Quip, Inc.*	10,624,963
790,890	Pason Systems, Inc. (Canada)	5,962,364
455,035	TGS-NOPEC Geophysical Co. ASA* (Norway)	3,527,786

		20,115,113

	Oil & Gas Exploration & Production 0.5%
413,670	GMX Resources, Inc.*	2,688,855

	Other Diversified Financial Services 0.4%
2,661,038	Count Financial Ltd. (Australia)	1,912,869

MARCH 31, 2009 (UNAUDITED)

Shares		Value

	Pharmaceuticals 1.1%
656,923	Alexza Pharmaceuticals, Inc.*	$1,451,800
680,112	Dechra Pharmaceuticals plc (United Kingdom)	4,059,472

		5,511,272

	Regional Banks 1.1%
164,505	City National Corp.	5,555,334

	Research & Consulting Services 7.0%
294,323	CRA International, Inc.*	5,556,818
1,399	Exponent, Inc.*	35,437
1,346,699	Resources Connection, Inc.* †††	20,308,221
541,174	Stantec, Inc.* (Canada)	9,849,367

		35,749,843

	Restaurants 1.8%
412,216	Peet’s Coffee & Tea, Inc.*	8,912,110

	Semiconductors 7.4%
267,565	Hittite Microwave Corp.*	8,348,028
11,853	Melexis N.V. (Belgium)	55,068
219,269	Netlogic Microsystems, Inc.*	6,025,512
1,509,480	O2Micro International Ltd. ADR* (Hong Kong)	5,162,422
652,291	Power Integrations, Inc.	11,219,405
258,135	Silicon Laboratories, Inc.*	6,814,764

		37,625,199

	Specialized Finance 2.6%
768,645	MSCI, Inc., Class A*	12,997,787

	Specialty Stores 3.1%
816,060	Hibbett Sports, Inc.*	15,684,673

	Systems Software 1.3%
570,432	NetSuite, Inc.*	6,423,064

	Trading Companies & Distributors 3.0%
498,585	MSC Industrial Direct Co., Inc., Class A	15,491,036

	Trucking 3.8%
115,170	J.B. Hunt Transport Services, Inc.	2,776,749
1,107,172	Knight Transportation, Inc.†††	16,784,727

		19,561,476

	Total Common Stocks (cost $549,754,476)	472,349,633

	PREFERRED STOCKS 1.0%

	Biotechnology 0.3%
677,966	Nanosys, Inc., Series D Pfd.* *** †	1,444,068

	Health Care Equipment 0.2%
750,000	Orqis Medical Corp., Series D Pfd.* *** †	555,000
1,620,220	Zonare Medical Systems, Inc., Series E Pfd.* *** †	291,640

		846,640

	Health Care Services 0.1%
516,161	Bravo Health, Inc., Series G Pfd.* *** †	851,666
362,782	TargetRX, Inc., Series D Pfd.* *** †	3,628

		855,294

	Internet Software & Services 0.0%
404,517	Incipient, Inc., Series D Pfd.* *** †	4,045

	Life Sciences Tools & Services 0.4%
178,571	Fluidigm Corp., Series E Pfd.* *** †	1,932,138

	Total Preferred Stocks (cost $10,401,298)	5,082,184

Shares		Value

	LIMITED PARTNERSHIP INTEREST 0.5%

	Other 0.5%
	Montagu Newhall Global Partners II-B, L.P.* *** †	$2,387,406
	Montagu Newhall Global Partners III-B, L.P.* *** †	500,603

		2,888,009

	Total Limited Partnership Interest (cost $4,683,853)	2,888,009

	RIGHTS 0.0%

	Life Sciences Tools & Services 0.0%
208,525	Valera Pharmaceuticals, Inc. Ureteral Stent CSR* *** †	—

	Pharmaceuticals 0.0%
208,525	Valera Pharmaceuticals, Inc. VP003 (Octreotide Implant) CSR* *** †	—

	Total Rights (cost $406,537)	—

	WARRANTS 0.0%

	Health Care Equipment 0.0%
243,033	Zonare Medical Systems, Inc. expiring 6/30/11* *** †	—

	Total Warrants (cost $0)	—

Principal Amount		Value

	SHORT-TERM INVESTMENTS 2.6%

	Repurchase Agreement 2.6%
$13,020,000	Repurchase Agreement dated 3/31/09, 0.10% due 4/1/09 with Fixed Income Clearing Corporation collateralized by $6,590,000 of United States Treasury Bonds 8.00% due 11/15/21; value $9,925,199; United States Treasury Bonds 6.25% due 8/15/23; value $1,353,103; United States Treasury Bonds 9.50% due 11/15/24; repurchase proceeds: $13,020,036††† (cost $13,020,000)	$13,020,000

	Total Short-Term Investments (cost $13,020,000)	13,020,000

	Total Investments (cost $578,266,164) 97.0%^^	493,339,826

	Other Assets less Liabilities 3.0%	15,123,226

	NET ASSETS 100.0%	$508,463,052

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933, or received through a corporate action (see Note 9).

†††All or a portion of this security has been designated as collateral for future commitments (see Note 10).

^^The aggregate amount of foreign securities fair valued pursuant to a systematic fair valuation model as a percent of net assets was 6.44%.

ADR American Depositary Receipt.

REIT Real Estate Investment Trust.

See notes to financial statements.

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Schedule of Investments (continued)

At March 31, 2009, Wasatch Small Cap Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	0.4
Belgium	<0.1
Bermuda	0.2
Canada	3.3
China	0.9
Germany	1.6
Hong Kong	2.2
India	2.7
Ireland	0.6
Norway	0.7
Singapore	0.4
United Arab Emirates	0.9
United Kingdom	0.9
United States	85.2

TOTAL	100.0%

WASATCH SMALL CAP VALUE FUND (WMCVX) — Schedule of Investments	MARCH 31, 2009 (UNAUDITED)

Shares		Value

	COMMON STOCKS 92.3%

	Aerospace & Defense 2.4%
175,915	HEICO Corp., Class A	$3,629,127

	Air Freight & Logistics 2.0%
7,185,696	Goodpack Ltd. (Singapore)	3,121,769

	Apparel Retail 1.3%
205,734	Zumiez, Inc.*	1,995,620

	Apparel, Accessories & Luxury Goods 1.1%
166,460	Volcom, Inc.*	1,614,662

	Asset Management & Custody Banks 3.6%
230,695	SEI Investments Co.	2,816,786
471,940	Solar Capital, LLC* ** *** †	2,704,216

		5,521,002

	Automotive Retail 1.4%
62,420	O’Reilly Automotive, Inc.*	2,185,324

	Coal & Consumable Fuels 1.0%
86,380	Alpha Natural Resources, Inc.*	1,533,245

	Communications Equipment 0.8%
104,085	Plantronics, Inc.	1,256,306

	Construction & Engineering 1.7%
169,970	MYR Group, Inc.*	2,592,043

	Construction & Farm Machinery & Heavy Trucks 1.2%
124,460	Bucyrus International, Inc., Class A	1,889,303

	Consumer Finance 4.3%
351,870	Dollar Financial Corp.*	3,349,802
532,416	United PanAm Financial Corp.*	772,003
146,325	World Acceptance Corp.*	2,502,158

		6,623,963

	Data Processing & Outsourced Services 2.5%
230,455	NeuStar, Inc., Class A*	3,860,121

	Distributors 1.5%
157,455	LKQ Corp.*	2,246,883

	Diversified Banks 1.1%
301,294	Bank of N.T. Butterfield & Son Ltd. (Bermuda)	1,657,117

	Diversified Capital Markets 1.0%
323,115	JMP Group, Inc.	1,554,183

	Diversified REITs 0.0%
60,000	Star Asia Financial Ltd.* †	60,000

	Diversified Support Services 3.5%
158,715	Copart, Inc.*	4,707,487
252,624	LPS Brasil — Consultoria de Imoveis S.A. (Brazil)	630,532

		5,338,019

	Education Services 0.5%
179,780	Kroton Educational S.A.* ** (Brazil)	725,753

	Electrical Components & Equipment 1.2%
5,625,118	Wasion Group Holdings Ltd. (Hong Kong)	1,851,817

	Electronic Manufacturing Services 0.9%
237,049	TTM Technologies, Inc.*	1,374,884

Shares		Value

	Footwear 0.5%
11,542,115	China Hongxing Sports Ltd. (China)	$719,643

	Health Care Equipment 1.4%
134,810	Invacare Corp.	2,161,004

	Health Care Facilities 3.1%
74,389	AmSurg Corp.*	1,179,066
223,747	Emeritus Corp.*	1,467,780
94,795	VCA Antech, Inc.*	2,137,627

		4,784,473

	Health Care Services 3.1%
158,939	CorVel Corp.*	3,213,746
52,310	MEDNAX, Inc.*	1,541,576

		4,755,322

	Health Care Supplies 1.4%
66,132	ICU Medical, Inc.*	2,124,160

	Home Entertainment Software 0.9%
34,270	Shanda Interactive Entertainment Ltd. ADR* (China)	1,354,693

	Industrial Machinery 1.5%
108,335	IDEX Corp.	2,369,286

	Internet Software & Services 2.2%
143,064	DealerTrack Holdings, Inc.*	1,874,139
54,585	NetEase.com, Inc. ADR* (China)	1,465,607

		3,339,746

	Investment Banking & Brokerage 1.2%
161,185	optionsXpress Holdings, Inc.	1,832,673

	IT Consulting & Other Services 1.9%
137,115	Cognizant Technology Solutions Corp., Class A*	2,850,621

	Life Sciences Tools & Services 1.2%
50,710	Covance, Inc.*	1,806,797

	Marine Ports & Services 1.6%
149,870	Aegean Marine Petroleum Network, Inc.	2,510,322

	Mortgage REITs 6.3%
104,950	Annaly Capital Management, Inc.	1,455,656
681,590	MFA Mortgage Investments, Inc.	4,007,749
270,425	Redwood Trust, Inc.	4,151,024

		9,614,429

	Office Services & Supplies 0.7%
295,464	American Reprographics Co.*	1,045,943

	Oil & Gas Equipment & Services 1.1%
528,451	TETRA Technologies, Inc.*	1,717,466

	Oil & Gas Exploration & Production 1.2%
95,050	Petrohawk Energy Corp.*	1,827,812

	Oil & Gas Refining & Marketing 0.9%
45,355	World Fuel Services Corp.	1,434,579

	Packaged Foods & Meats 1.4%
241,005	Zhongpin, Inc.*	2,140,124

	Personal Products 3.6%
153,650	Herbalife Ltd.	2,301,677
227,260	NBTY, Inc.*	3,199,821

		5,501,498

	Property & Casualty Insurance 0.8%
51,950	Tower Group, Inc.	1,279,528

WASATCH SMALL CAP VALUE FUND (WMCVX) — Schedule of Investments (continued)

Shares		Value

	Regional Banks 5.5%
393,332	Boston Private Financial Holdings, Inc.	$1,380,595
79,010	City National Corp.	2,668,168
231,445	Commonwealth Bankshares, Inc.	1,157,225
201,713	Washington Trust Bancorp PIPE* †	3,277,836

		8,483,824

	Semiconductors 4.2%
514,336	Pericom Semiconductor Corp.*	3,759,796
69,632	Power Integrations, Inc.	1,197,671
67,412	Supertex, Inc.*	1,557,217

		6,514,684

	Specialized Finance 1.1%
104,315	MSCI, Inc., Class A*	1,763,967

	Steel 1.6%
343,825	Globe Specialty Metals, Inc.* (United Kingdom)	945,519
84,855	Haynes International, Inc.*	1,512,116

		2,457,635

	Systems Software 2.0%
140,455	NetSuite, Inc.*	1,581,523
174,365	Opnet Technologies, Inc.*	1,511,745

		3,093,268

	Trading Companies & Distributors 4.3%
105,520	MSC Industrial Direct Co., Inc., Class A	3,278,506
102,407	Rush Enterprises, Inc., Class A*	913,470
108,920	Rush Enterprises, Inc., Class B*	852,844
47,260	Watsco, Inc.	1,608,258

		6,653,078

	Trucking 4.6%
74,670	J.B. Hunt Transport Services, Inc.	1,800,294
97,391	Old Dominion Freight Line, Inc.*	2,287,714
561,350	Vitran Corp., Inc.*	2,952,701

		7,040,709

	Total Common Stocks (cost $215,797,365)	141,808,425

Principal Amount		Value
	SHORT-TERM INVESTMENTS 8.2%

	Repurchase Agreement 8.2%
$12,592,000	Repurchase Agreement dated 3/31/09, 0.10% due 4/1/09 with Fixed Income Clearing Corporation collateralized by $8,810,000 of United States Treasury Bonds 8.125% due 8/15/19; value: $12,846,742; repurchase proceeds: $12,592,035 (cost $12,592,000)	$12,592,000

	Total Short-Term Investments (cost $12,592,000)	12,592,000

	Total Investments (cost $228,389,365) 100.5%^^	154,400,425

	Liabilities less Other Assets (0.5)%	(701,577)

	NET ASSETS 100.0%	$153,698,848

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

^^The aggregate amount of foreign securities fair valued pursuant to a systematic fair valuation model as a percent of net assets was 3.70%.

ADR American Depositary Receipt.

PIPE Private Investment in a Public Equity.

REIT Real Estate Investment Trust.

See notes to financial statements.

At March 31, 2009, Wasatch Small Cap Value Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Bermuda	1.1
Brazil	1.0
China	2.5
Hong Kong	1.3
Singapore	2.2
United Kingdom	0.7
United States	91.2

TOTAL	100.0%

WASATCH STRATEGIC INCOME FUND (WASIX) — Schedule of Investments	MARCH 31, 2009 (UNAUDITED)

Shares		Value

	COMMON STOCKS 86.6%

	Asset Management & Custody Banks 4.3%
52,732	Apollo Investment Corp.	$183,507
27,641	Ares Capital Corp.	133,783
14,115	SEI Investments Co.	172,344
19,600	Solar Capital, LLC* ** *** †	112,308

		601,942

	Construction & Farm Machinery & Heavy Trucks 1.8%
11,630	Joy Global, Inc.	247,719

	Consumer Finance 1.7%
19,079	Capital One Financial Corp.	233,527

	Data Processing & Outsourced Services 6.0%
21,660	Paychex, Inc.†††	556,012
23,600	Redecard S.A. (Brazil)	287,349

		843,361

	Diversified Banks 4.9%
14,695	Itau Unibanco Banco Multiplo SA* ADR (Brazil)	159,882
74,844	Bank of East Asia Ltd. (Hong Kong)	144,815
15,802	Bank of N.T. Butterfield & Son Ltd. (Bermuda)	86,911
4,885	HDFC Bank Ltd. ADR (India)	297,643

		689,251

	Diversified REITs 0.4%
32,005	CapitalSource, Inc.†††	39,046
17,279	Star Asia Financial Ltd.* †	17,279

		56,325

	Diversified Support Services 3.4%
24,843	LPS Brasil — Consultoria de Imoveis S.A. (Brazil)	62,007
17,183	McGrath Rentcorp	270,804
7,585	Ritchie Bros. Auctioneers, Inc.	141,005

		473,816

	Fertilizers & Agricultural Chemicals 0.9%
1,600	Monsanto Co.	132,960

	Gold 0.0%
200,000	Redcorp Ventures Ltd.* (Canada)	1,583
299	Redcorp Ventures Ltd.* *** † (Canada)	—
95,680	Redcorp Ventures Ltd.* † (Canada)	758

		2,341

	Home Improvement Retail 2.1%
12,700	Home Depot, Inc.	299,212

	Household Products 1.2%
3,565	Procter & Gamble Co.	167,876

	Hypermarkets & Super Centers 2.0%
5,255	Wal-Mart Stores, Inc.	273,785

	Industrial Conglomerates 2.0%
27,535	General Electric Co.	278,379

	Industrial Machinery 1.8%
50,700	Weg S.A. (Brazil)	257,049

	Leisure Products 3.8%
39,905	Pool Corp.†††	534,727

	Life Sciences Tools & Services 2.1%
6,800	Eurofins Scientific (France)	288,368

Shares		Value

	Mortgage REITs 20.9%
24,045	Annaly Capital Management, Inc.†††	$333,504
61,990	Capstead Mortgage Corp.	665,773
114,700	MFA Mortgage Investments, Inc.	674,436
81,990	Redwood Trust, Inc.†††	1,258,546

		2,932,259

	Oil & Gas Exploration & Production 4.4%
17,705	Chesapeake Energy Corp.	302,047
7,800	Range Resources Corp.	321,048

		623,095

	Personal Products 2.0%
18,250	Herbalife Ltd.	273,385

	Pharmaceuticals 3.4%
4,095	Johnson & Johnson	215,397
5,835	Teva Pharmaceutical Industries Ltd. ADR (Israel)	262,867

		478,264

	Railroads 1.4%
15,520	Kansas City Southern*	197,259

	Semiconductors 7.6%
10,270	Linear Technology Corp.	236,005
14,715	Microchip Technology, Inc.	311,811
26,010	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	232,789
14,675	Xilinx, Inc.	281,173

		1,061,778

	Steel 0.2%
10,920	Globe Specialty Metals, Inc.* (United Kingdom)	30,030

	Trading Companies & Distributors 4.3%
13,000	GATX Corp.	262,990
5,000	MSC Industrial Direct Co., Inc., Class A	155,350
2,530	W.W. Grainger, Inc.	177,555

		595,895

	Water Utilities 2.1%
26,490	Companhia de Saneamento Basico do Estado de Sao Paulo (Brazil)	296,665

	Wireless Telecommunication Services 1.9%
9,845	America Movil S.A.B. de C.V., Series L ADR (Mexico)	266,603

	Total Common Stocks (cost $18,876,838)	12,135,871

	PREFERRED STOCKS 0.3%

	Diversified REITs 0.3%
15,745	Gramercy Capital Corp., Series A Pfd., 8.125%* ** REIT	41,724

	Total Preferred Stocks (cost $291,098)	41,724

	EXCHANGE TRADED FUNDS 0.9%

	Asset Management & Custody Banks 0.9%
6,035	Direxionshares Financial Bear 3X Shares ETF*	125,468

	Total Exchange Traded Funds (cost $139,179)	125,468

WASATCH STRATEGIC INCOME FUND (WASIX) — Schedule of Investments (continued)

Shares		Value

	LIMITED PARTNERSHIP INTEREST 1.8%

	Oil & Gas Storage & Transportation 1.8%
14,305	Magellan Midstream Holdings L.P.**	$250,337

	Total Limited Partnership Interest (cost $221,100)	250,337

Principal Amount		Value

	CORPORATE BONDS 2.5%

	Gold 0.4%
$299,000	Redcorp Ventures Ltd., 13.00%, 7/11/12*** † (Canada)	$52,091

	Integrated Telecommunication Services 2.1%
500,000	Broadview Networks Holdings, Inc., 11.375%, 9/1/12	290,000

	Total Corporate Bonds (cost $782,863)	342,091

Shares		Value

	WARRANTS 0.0%

	Gold 0.0%
209,599	Redcorp Ventures Ltd. expiring 11/11/21* *** † (Canada)	$—

	Total Warrants (cost $0)	—

Principal Amount		Value

	SHORT-TERM INVESTMENTS 5.9%

	Repurchase Agreement 5.9%
$829,000	Repurchase Agreement dated 3/31/09, 0.10% due 4/1/09 with Fixed Income Clearing Corporation collateralized by $580,000 of United States Treasury Bonds 8.125% due 8/15/19; value: $845,756; repurchase proceeds: $829,002††† (cost $829,000)	$829,000

	Total Short-Term Investments (cost $829,000)	829,000

	Total Investments (cost $21,140,078) 98.0%^^	13,724,491

	Other Assets less Liabilities 2.0%	281,879

	NET ASSETS 100.0%	$14,006,370

Shares		Value

	SECURITIES SOLD SHORT

	Mortgage REITs
6,000	NovaStar Financial, Inc.*	$3,600

	Regional Banks
3,310	Heartland Financial USA, Inc.	44,817

	Thrifts & Mortgage Finance
8,322	First Federal Bancshares of Arkansas, Inc.	39,113

	Total Securities Sold Short (proceeds $460,105)	87,531

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933, or received through a corporate action (see Note 9).

†††All or a portion of this security has been designated as collateral for short sales.

^^The aggregate amount of foreign securities fair valued pursuant to a systematic fair valuation model as a percent of net assets was 3.09%.

ADR American Depositary Receipt.

REIT Real Estate Investment Trust.

See notes to financial statements.

MARCH 31, 2009 (UNAUDITED)

At March 31, 2009, Wasatch Strategic Income Fund’s investments, excluding short-term investments and securities sold short, were in the following countries:

Country	%
Bermuda	0.7
Brazil	8.3
Canada	0.4
France	2.2
Hong Kong	1.1
India	2.3
Israel	2.0
Mexico	2.1
Taiwan	1.8
United Kingdom	0.2
United States	78.9

TOTAL	100.0%

WASATCH ULTRA GROWTH FUND (WAMCX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 86.8%

	Apparel Retail 1.4%
117,805	Zumiez, Inc.*	$1,142,708

	Apparel, Accessories & Luxury Goods 1.1%
784,000	Ports Design Ltd. (Hong Kong)	904,763

	Application Software 1.2%
20,845	FactSet Research Systems, Inc.	1,042,042

	Asset Management & Custody Banks 2.6%
55,398	Westwood Holdings Group, Inc.	2,165,508

	Automotive Retail 2.9%
70,560	O’Reilly Automotive, Inc.*	2,470,306

	Biotechnology 0.1%
46,960	Orexigen Therapeutics, Inc.*	122,566

	Communications Equipment 3.9%
95,315	F5 Networks, Inc.*	1,996,849
97,565	Riverbed Technology, Inc.*	1,276,150

		3,272,999

	Construction & Engineering 1.6%
1,164,000	Midas Holdings Ltd. (China)	321,206
69,970	MYR Group, Inc.*	1,067,043

		1,388,249

	Construction & Farm Machinery & Heavy Trucks 2.0%
108,382	Bucyrus International, Inc., Class A†††	1,645,239

	Data Processing & Outsourced Services 1.3%
167,175	Wirecard AG* (Germany)	1,104,679

	Distributors 2.5%
145,370	LKQ Corp.*	2,074,430

	Diversified Banks 3.0%
77,050	HDFC Bank Ltd. (India)	1,490,862
17,325	HDFC Bank Ltd. ADR (India)	1,055,612

		2,546,474

	Diversified Support Services 2.0%
57,140	Copart, Inc.*	1,694,772

	Education Services 0.9%
15,060	Capella Education Co.*	798,180

	Environmental & Facilities Services 2.4%
77,715	Heritage-Crystal Clean, Inc.*	579,754
57,950	Team, Inc.*	679,174
36,600	Tetra Tech, Inc.*	745,908

		2,004,836

	Footwear 0.2%
3,375,860	China Hongxing Sports Ltd. (China)	210,483

	General Merchandise Stores 2.0%
37,040	Dollar Tree, Inc.*	1,650,132

	Health Care Equipment 7.0%
77,035	Abaxis, Inc.*	1,328,083
203,255	Cardica, Inc.*	591,472
56,445	Dexcom, Inc.*	233,682
35,196	NuVasive, Inc.*	1,104,451
123,208	VNUS Medical Technologies, Inc.*	2,620,634

		5,878,322

Shares		Value

	Health Care Facilities 3.1%
75,970	Emeritus Corp.*	$498,363
92,715	VCA Antech, Inc.*	2,090,723

		2,589,086

	Health Care Services 1.4%
55,000	Bio-Reference Laboratories, Inc.*	1,150,050

	Health Care Supplies 2.5%
29,200	ICU Medical, Inc.*	937,904
635,000	Shandong Weigao Group Medical Polymer Co. Ltd., Class H (China)	1,130,329

		2,068,233

	Internet Software & Services 2.2%
81,600	DealerTrack Holdings, Inc.*	1,068,960
28,455	VistaPrint Ltd.*	782,228

		1,851,188

	IT Consulting & Other Services 4.0%
153,306	Cognizant Technology Solutions Corp., Class A*	3,187,232
138,110	Rolta India Ltd. (India)	159,085

		3,346,317

	Leisure Facilities 1.0%
69,800	Life Time Fitness, Inc.*	876,688

	Life Sciences Tools & Services 2.7%
29,868	ICON plc ADR* (Ireland)	482,368
42,260	Kendle International, Inc.*	885,770
15,825	Techne Corp.	865,786

		2,233,924

	Marine Ports & Services 0.5%
148,471	CAI International, Inc.* †††	420,173

	Oil & Gas Equipment & Services 2.7%
37,470	Dril-Quip, Inc.*	1,150,329
143,895	Pason Systems, Inc. (Canada)	1,084,796

		2,235,125

	Oil & Gas Exploration & Production 1.6%
28,955	GMX Resources, Inc.*	188,207
61,820	Petrohawk Energy Corp.*	1,188,799

		1,377,006

	Personal Products 0.7%
38,445	Herbalife Ltd.	575,906
50,403	Ophthonix, Inc.* *** †	504

		576,410

	Pharmaceuticals 0.1%
57,562	Alexza Pharmaceuticals, Inc.*	127,212

	Publishing 1.2%
28,361	Morningstar, Inc.*	968,528

	Research & Consulting Services 2.8%
77,150	Resources Connection, Inc.*	1,163,422
63,000	Stantec, Inc.* (Canada)	1,146,600

		2,310,022

	Restaurants 1.0%
37,580	Peet’s Coffee & Tea, Inc.*	812,480

	Semiconductor Equipment 1.6%
100,957	Tessera Technologies, Inc.*	1,349,795

MARCH 31, 2009 (UNAUDITED)

Shares		Value

	Semiconductors 10.7%
31,785	Hittite Microwave Corp.*	$991,692
92,280	Netlogic Microsystems, Inc.*	2,535,854
465,810	O2Micro International Ltd. ADR* (Hong Kong)	1,593,070
115,240	Power Integrations, Inc.	1,982,128
72,035	Silicon Laboratories, Inc.* †††	1,901,724

		9,004,468

	Specialized Finance 2.6%
129,485	MSCI, Inc., Class A*	2,189,591

	Systems Software 2.6%
118,132	NetSuite, Inc.*	1,330,166
100,000	Opnet Technologies, Inc.*	867,000

		2,197,166

	Trucking 3.7%
126,975	Knight Transportation, Inc.	1,924,941
49,140	Old Dominion Freight Line, Inc.*	1,154,299

		3,079,240

	Total Common Stocks (cost $86,718,951)	72,879,390

	PREFERRED STOCKS 3.8%

	Biotechnology 0.4%
169,492	Nanosys, Inc., Series D Pfd.* *** †	361,018

	Health Care Equipment 0.2%
1,080,146	Zonare Medical Systems, Inc., Series E Pfd.* *** †	194,426

	Health Care Services 1.0%
516,161	Bravo Health, Inc., Series G Pfd.* *** †	851,666
108,917	TargetRX, Inc., Series D Pfd.* *** †	1,089

		852,755

	Health Care Technology 2.1%
243,902	TherOx, Inc., Series I Pfd.* *** †	895,120
253,064	Transoma Medical, Inc., Series B Pfd.* *** †	820,105

		1,715,225

	Internet Software & Services 0.1%
91,388	Xtera Communications, Inc., Series A-1 Pfd.* *** †	88,738

	Total Preferred Stocks (cost $3,876,400)	3,212,162

	LIMITED PARTNERSHIP INTEREST 3.2%

	Other 3.2%
	Montagu Newhall Global Partners II-B, L.P.* *** †	2,148,660
	Montagu Newhall Global Partners III-B, L.P.* *** †	500,603

		2,649,263

	Total Limited Partnership Interest (cost $4,299,467)	2,649,263

	WARRANTS 0.0%

	Gold 0.0%
1,497,500	Redcorp Ventures Ltd. expiring 7/10/09* *** † (Canada)	5,929

Shares		Value

	Health Care Equipment 0.0%
162,021	Zonare Medical Systems, Inc. expiring 6/30/11* *** †	$—

	Total Warrants (cost $0)	5,929

Principal Amount		Value

	SHORT-TERM INVESTMENTS 4.7%

	Repurchase Agreement 4.7%
$3,948,000	Repurchase Agreement dated 3/31/09, 0.10% due 4/1/09 with Fixed Income Clearing Corporation collateralized by $2,765,000 of United States Treasury Bonds 8.125% due 8/15/19; value: $4,031,923; repurchase proceeds: $3,948,011††† (cost $3,948,000)	$3,948,000

	Total Short-Term Investments (cost $3,948,000)	3,948,000

	Total Investments (cost $98,842,818) 98.5%^^	82,694,744

	Other Assets less Liabilities 1.5%	1,292,631

	NET ASSETS 100.0%	$83,987,375

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

†††All or a portion of this security has been designated as collateral for future commitments (see Note 10).

^^The aggregate amount of foreign securities fair valued pursuant to a systematic fair valuation model as a percent of net assets was 6.34%.

ADR American Depositary Receipt.

See notes to financial statements.

At March 31, 2009, Wasatch Ultra Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Canada	2.9
China	2.1
Germany	1.4
Hong Kong	3.2
India	3.4
Ireland	0.6
United States	86.4

TOTAL	100.0%

WASATCH-1ST SOURCE INCOME EQUITY FUND (FMIEX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 87.9%

	Advertising 0.8%
320,000	Omnicom Group, Inc.	$7,488,000

	Aerospace & Defense 4.0%
260,000	Honeywell International, Inc.	7,243,600
310,000	Raytheon Co.	12,071,400
310,000	Rockwell Collins, Inc.	10,118,400
195,000	United Technologies Corp.	8,381,100

		37,814,500

	Agricultural Products 1.5%
520,000	Archer Daniels Midland Co.	14,445,600

	Aluminum 0.6%
750,000	Alcoa, Inc.	5,505,000

	Asset Management & Custody Banks 1.9%
450,000	Federated Investors, Inc., Class B	10,017,000
410,000	Waddell & Reed Financial, Inc., Class A	7,408,700

		17,425,700

	Auto Parts & Equipment 1.1%
840,000	Johnson Controls, Inc.	10,080,000

	Broadcasting 0.3%
640,000	CBS Corp., Class B	2,457,600

	Coal & Consumable Fuels 0.5%
300,000	Cameco Corp. (Canada)	5,151,000

	Communications Equipment 2.2%
450,000	Harris Corp.	13,023,000
670,000	Nokia Oyj ADR (Finland)	7,818,900

		20,841,900

	Computer Hardware 2.0%
480,000	Hewlett-Packard Co.	15,388,800
400,000	Sun Microsystems, Inc.*	2,928,000

		18,316,800

	Construction & Engineering 2.5%
340,000	Flour Corp.	11,747,000
440,000	Shaw Group, Inc. (The)*	12,060,400

		23,807,400

	Data Processing & Outsourced Services 1.5%
390,000	Computer Sciences Corp.*	14,367,600

	Diversified Chemicals 0.8%
320,000	E. I. Du Pont de Nemours and Co.	7,145,600

	Diversified Metals & Mining 0.9%
1,000,000	Anglo American plc ADR (United Kingdom)	8,530,000

	Drug Retail 1.5%
550,000	Walgreen Co.	14,278,000

	Electric Utilities 2.3%
340,000	American Electric Power Co., Inc.	8,588,400
430,000	Duke Energy Corp.	6,157,600
140,000	FPL Group, Inc.	7,102,200

		21,848,200

	Electrical Components & Equipment 1.2%
380,000	Emerson Electric Co.	10,860,400

Shares		Value

	Environmental & Facilities Services 2.7%
660,000	Republic Services, Inc.	$11,319,000
560,000	Waste Management, Inc.	14,336,000

		25,655,000

	Fertilizers & Agricultural Chemicals 2.0%
130,000	Potash Corp. of Saskatchewan, Inc.	10,505,300
210,000	Syngenta AG ADR (Switzerland)	8,423,100

		18,928,400

	Food Distributors 1.8%
720,000	Sysco Corp.	16,416,000

	Food Retail 1.4%
900,000	SUPERVALU, Inc.	12,852,000

	Gold 1.4%
300,000	Newmont Mining Corp.	13,428,000

	Health Care Distributors 1.4%
370,000	McKesson Corp.	12,964,800

	Health Care Equipment 3.1%
890,000	Boston Scientific Corp.*	7,075,500
130,000	C. R. Bard, Inc.	10,363,600
325,000	Zimmer Holdings, Inc.*	11,862,500

		29,301,600

	Home Improvement Retail 1.6%
620,000	Home Depot, Inc.	14,607,200

	Household Products 1.4%
290,000	Kimberly-Clark Corp.	13,371,900

	Hypermarkets & Super Centers 1.7%
310,000	Wal-Mart Stores, Inc.	16,151,000

	Industrial Conglomerates 0.8%
690,000	General Electric Co.	6,975,900

	Industrial Machinery 1.2%
340,000	Parker Hannifin Corp.	11,553,200

	Integrated Oil & Gas 4.4%
200,000	Chevron Corp.	13,448,000
315,000	ConocoPhillips	12,335,400
580,000	Marathon Oil Corp.	15,248,200

		41,031,600

	Integrated Telecommunication Services 4.0%
540,000	AT&T, Inc.	13,608,000
730,000	Deutsche Telekom AG ADR (Germany)	9,015,500
480,000	Verizon Communications, Inc.	14,496,000

		37,119,500

	Life & Health Insurance 0.3%
440,000	Lincoln National Corp.	2,943,600

	Multi-Utilities 0.5%
450,000	NiSource, Inc.	4,410,000

	Oil & Gas Equipment & Services 1.2%
285,000	Schlumberger Ltd.	11,576,700

	Oil & Gas Exploration & Production 1.4%
270,000	Anadarko Petroleum Corp.	10,500,300
250,000	Hugoton Royalty Trust**	2,390,000

		12,890,300

MARCH 31, 2009 (UNAUDITED)

Shares		Value

	Oil & Gas Storage & Transportation 2.5%
900,000	Spectra Energy Corp.	$12,726,000
920,000	Williams Cos. Inc. (The)	10,469,600

		23,195,600

	Other Diversified Financial Services 1.7%
860,000	Bank of America Corp.	5,865,200
380,000	JPMorgan Chase & Co.	10,100,400

		15,965,600

	Packaged Foods & Meats 2.7%
840,000	ConAgra Foods, Inc.	14,170,800
350,000	HJ Heinz Co.	11,571,000

		25,741,800

	Paper Products 0.5%
610,000	International Paper Co.	4,294,400

	Personal Products 1.4%
700,000	Avon Products, Inc.	13,461,000

	Pharmaceuticals 8.3%
305,000	Abbott Laboratories	14,548,500
400,000	Eli Lilly and Co.	13,364,000
255,000	Johnson & Johnson	13,413,000
420,000	Merck & Co., Inc.	11,235,000
360,000	Novartis AG ADR (Switzerland)	13,618,800
830,000	Pfizer, Inc.	11,304,600

		77,483,900

	Property & Casualty Insurance 3.2%
850,000	Old Republic International Corp.	9,197,000
430,000	The Allstate Corp.	8,234,500
310,000	Travelers Cos. Inc. (The)	12,598,400

		30,029,900

	Railroads 1.1%
100,000	Burlington Northern Santa Fe Corp.	6,015,000
140,000	Norfolk Southern Corp.	4,725,000

		10,740,000

	Semiconductors 2.2%
1,110,000	Intel Corp.	16,705,500
310,000	Maxim Integrated Products, Inc.	4,095,100

		20,800,600

	Soft Drinks 1.5%
265,000	PepsiCo, Inc.	13,642,200

	Specialized Consumer Services 0.9%
450,000	H&R Block, Inc.	8,185,500

	Systems Software 1.4%
720,000	Microsoft Corp.	13,226,400

	Technology Distributors 1.3%
710,000	Avnet, Inc.*	12,432,100

	Wireless Telecommunication Services 1.3%
290,000	China Mobile Ltd. ADR (China)	12,620,800

	Total Common Stocks (cost $1,051,602,489)	824,359,800

Principal Amount		Value

	SHORT-TERM INVESTMENTS 11.4%

	Repurchase Agreement 11.4%
$106,745,000	Repurchase Agreement dated 3/31/09, 0.10% due 4/1/09 with Fixed Income Clearing Corporation collateralized by $89,985,000 of United States Treasury Notes 5.125% due 5/15/16; value: $108,881,850; repurchase proceeds: $106,745,297 (cost $106,745,000)	$106,745,000

	Total Short-Term Investments (cost $106,745,000)	106,745,000

	Total Investments (cost $1,158,347,489) 99.3%	931,104,800

	Other Assets less Liabilities 0.7%	6,566,916

	NET ASSETS 100.0%	$937,671,716

	*Non-income producing. **Common units. ADR American Depositary Receipt. See notes to financial statements.

At March 31, 2009, Wasatch-1st Source Income Equity Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Canada	0.6
China	1.5
Finland	1.0
Germany	1.1
Switzerland	2.7
United Kingdom	1.0
United States	92.1

TOTAL	100.0%

WASATCH-1ST SOURCE LONG/SHORT FUND (FMLSX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 77.3%

	Aerospace & Defense 4.6%
35,000	Alliant Techsystems, Inc.* †††	$2,344,300
40,000	Esterline Technologies Corp.*	807,600
35,000	Raytheon Co.	1,362,900

		4,514,800

	Coal & Consumable Fuels 0.9%
50,000	Alpha Natural Resources, Inc.*	887,500

	Communications Equipment 0.8%
50,000	Cisco Systems, Inc.* †††	838,500

	Computer & Electronics Retail 1.4%
50,000	GameStop Corp., Class A*	1,401,000

	Construction & Farm Machinery & Heavy Trucks 0.9%
35,000	Lindsay Corp.	945,000

	Data Processing & Outsourced Services 1.1%
30,000	Computer Sciences Corp.* †††	1,105,200

	Diversified Chemicals 1.0%
100,000	LSB Industries, Inc.*	989,000

	Electric Utilities 0.8%
30,000	American Electric Power Co., Inc.†††	757,800

	Environmental & Facilities Services 6.1%
185,000	Republic Services, Inc.†††	3,172,750
110,000	Waste Management, Inc.	2,816,000

		5,988,750

	Fertilizers & Agricultural Chemicals 4.6%
15,000	Potash Corp. of Saskatchewan,
	Inc.	1,212,150
30,000	Syngenta AG ADR (Switzerland)	1,203,300
50,000	The Mosaic Co.†††	2,099,000

		4,514,450

	Food Distributors 2.3%
100,000	Sysco Corp.	2,280,000

	Gas Utilities 2.4%
80,000	Energen Corp.†††	2,330,400

	Gold 2.7%
60,000	Newmont Mining Corp.†††	2,685,600

	Health Care Equipment 1.2%
80,000	Zoll Medical Corp.*	1,148,800

	Health Care Technology 3.8%
85,000	Cerner Corp.* †††	3,737,450

	Heavy Electrical Equipment 2.0%
100,000	General Cable Corp.*	1,982,000

	Home Entertainment Software 2.9%
100,000	Activision Blizzard, Inc.*	1,046,000
100,000	Electronic Arts, Inc.*	1,819,000

		2,865,000

	Hypermarkets & Super Centers 4.0%
75,000	Wal-Mart Stores, Inc.	3,907,500

	Industrial Machinery 1.3%
25,000	Valmont Industries, Inc.	1,255,250

Shares		Value

	Integrated Oil & Gas 3.3%
25,000	Hess Corp.	$1,355,000
72,028	Marathon Oil Corp.†††	1,893,616

		3,248,616

	Integrated Telecommunication Services 1.0%
40,000	AT&T, Inc.†††	1,008,000

	Internet Software & Services 4.4%
125,000	Akamai Technologies, Inc.*	2,425,000
150,000	eBay, Inc.* †††	1,884,000

		4,309,000

	Oil & Gas Drilling 4.0%
75,000	Atwood Oceanics, Inc.*	1,244,250
50,000	ENSCO International, Inc.†††	1,320,000
24,000	Transocean Ltd.* †††	1,412,160

		3,976,410

	Oil & Gas Equipment & Services 1.0%
797,600	Boots & Coots International Well Control, Inc.* †††	997,000

	Oil & Gas Exploration & Production 1.9%
70,010	Enerplus Resources Fund** ††† (Canada)	1,146,064
75,000	Penn West Energy Trust** (Canada)	711,750

		1,857,814

	Oil & Gas Storage & Transportation 0.5%
35,000	Spectra Energy Corp.	494,900

	Personal Products 1.2%
60,000	Avon Products, Inc.	1,153,800

	Property & Casualty Insurance 2.6%
100,000	Old Republic International Corp.	1,082,000
80,000	The Allstate Corp.	1,532,000

		2,614,000

	Restaurants 3.1%
400,000	The Steak ’n Shake Co.* †††	3,028,000

	Semiconductors 2.3%
150,000	Intel Corp.†††	2,257,500

	Steel 3.9%
50,000	Nucor Corp.†††	1,908,500
220,000	Steel Dynamics, Inc.	1,938,200

		3,846,700

	Systems Software 3.3%
30,000	Microsoft Corp.†††	551,100
150,000	Oracle Corp.*	2,710,500

		3,261,600

	Total Common Stocks (cost $83,315,581)	76,187,340

	PREFERRED STOCK 1.4%

	Specialized REITs 1.4%
50,000	Public Storage, Pfd., 6.6250%, Series M* **	879,500
26,435	Public Storage, Pfd., 7.250%, Series K* **	508,345

		1,387,845

	Total Preferred Stock (cost $1,302,402)	1,387,845

MARCH 31, 2009 (UNAUDITED)

Shares		Value

	LIMITED PARTNERSHIP INTEREST 1.9%

	Oil & Gas Storage & Transportation 1.9%
50,000	Plains All American Pipeline L.P.**	$1,838,000

	Total Limited Partnership Interest (cost $1,993,518)	1,838,000

Principal Amount		Value

	SHORT-TERM INVESTMENTS 20.1%

	Repurchase Agreement 20.1%
$19,807,000	Repurchase Agreement dated 3/31/09, 0.10% due 4/1/09 with Fixed Income Clearing Corporation collateralized by $13,855,000 of United States Treasury Bonds 8.125% due 8/15/19; value: $20,203,361; repurchase proceeds: $19,807,055 (cost $19,807,000)	$19,807,000

	Total Short-Term Investments (cost $19,807,000)	19,807,000

	Total Investments (cost $106,418,501) 100.7%	99,220,185

	Liabilities less Other Assets (0.7)%	(697,044)

	NET ASSETS 100.0%	$98,523,141

Shares		Value

	SECURITIES SOLD SHORT 20.0%

	Air Freight & Logistics 3.3%
50,000	C.H. Robinson Worldwide, Inc.	$2,280,500
35,000	Expeditors International of Washington, Inc.	990,150

		3,270,650

	Computer & Electronics Retail 1.9%
50,000	Best Buy Co., Inc.	1,898,000

	Education Services 1.0%
20,000	DeVry, Inc.	963,600

	Health Care Services 1.0%
25,000	Medco Health Solutions, Inc.*	1,033,500

	Health Care Technology 1.6%
150,000	Allscripts-Misys Healthcare Solutions, Inc.	1,543,500

	Homebuilding 1.0%
100,000	D.R. Horton, Inc.	970,000

	Homefurnishing Retail 1.8%
70,000	Bed Bath & Beyond, Inc.*	1,732,500

	Industrial Conglomerates 1.0%
20,000	3M Co.	994,400

	Integrated Oil & Gas 1.4%
20,000	Exxon Mobil Corp.	1,362,000

	Internet Retail 0.4%
25,000	PetMed Express, Inc.*	412,000

	Motorcycle Manufacturers 1.1%
80,000	Harley-Davidson, Inc.	1,071,200

Shares		Value

	Restaurants 2.0%
50,000	Cracker Barrel Old Country Store, Inc.	$1,432,000
10,000	Panera Bread Co.*	559,000

		1,991,000

	Retail REITs 2.5%
20,000	Federal Realty Investment Trust	920,000
853	Simon Property Group, Inc.	29,548
50,000	Tanger Factory Outlet Centers, Inc.	1,543,000

		2,492,548

	Total Securities Sold Short (proceeds $18,372,368)	19,734,898

*Non-income producing.

**Common units.

†††All or a portion of this security has been designated as collateral for short sales (see Note 10).

ADR American Depositary Receipt.

REIT Real Estate Investment Trust.

See notes to financial statements.

At March 31, 2009, Wasatch-1st Source Long/Short Fund’s investments, excluding short-term investments and securities sold short, were in the following countries:

Country	%
Canada	2.3
Switzerland	1.5
United States	96.2

TOTAL	100.0%

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX) — Schedule of Investments

Principal Amount		Value

	U.S. GOVERNMENT OBLIGATIONS 98.6%

$1,400,000	U.S. Treasury Bond, 4.375%, 2/15/38	$1,590,313
22,300,000	U.S. Treasury Bond, 4.50%, 2/15/36	25,693,792
13,000,000	U.S. Treasury Bond, 4.50%, 5/15/38	15,177,500
23,800,000	U.S. Treasury Bond, 4.75%, 2/15/37	28,515,375
7,520,000	U.S. Treasury Bond, 5.25%, 2/15/29	9,260,173
3,000,000	U.S. Treasury Bond, 5.375%, 2/15/31	3,782,343
101,000,000	U.S. Treasury Strip, principal only, 11/15/27	49,785,223
71,837,000	U.S. Treasury Strip, principal only, 2/15/37	25,842,068

	Total U.S. Government Obligations (cost $139,713,295)	159,646,787

	SHORT-TERM INVESTMENTS 0.9%

	Repurchase Agreement 0.9%
1,398,000	Repurchase Agreement dated 3/31/09, 0.10% due 4/1/09 with Fixed Income Clearing Corporation collateralized by $980,000 of United States Treasury Bonds 8.125% due 8/15/19; value: $1,429,036; repurchase proceeds: $1,398,004 (cost $1,398,000)	1,398,000

	Total Short-Term Investments (cost $1,398,000)	1,398,000

	Total Investments (cost $141,111,295) 99.5%	161,044,787

	Other Assets less Liabilities 0.5%	840,528

	NET ASSETS 100.0%	$161,885,315

	See notes to financial statements.

WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Schedule of Investments	MARCH 31, 2009 (UNAUDITED)

Principal Amount		Value

	ASSET BACKED SECURITIES 3.0%
$600,000	Capital One Multi-Asset Execution Trust, 4.70%, 6/15/15, Series 2005-A7, Class A7	$564,998
1,500,000	Citibank Credit Card Issuance Trust, 5.45%, 5/10/13, Series 2006-A4, Class A4	1,526,699
650,000	MBNA Credit Card Master Note Trust, 4.10%, 10/15/12, Series 2005-A3, Class A3	649,312
114,227	Navisitar Financial Corp., 3.53%, 10/15/12, Series 2004-B, Class A4	111,955

	Total Asset Backed Securities (cost $2,858,187)	2,852,964

	COLLATERALIZED MORTGAGE OBLIGATIONS 34.3%
428,791	ABN Amro Mortgage Corp., 5.50%, 2/25/18, Series 2003-13, Class A2	407,410
53,077	Banc of America Mortgage Securities, Inc., 5.38915%, 2/25/33, Series 2003-A, Class 3A1 G	43,806
390,000	Bear Stearns Commerical Mortgage Securities, 4.735%, 9/11/42, Series 2005-PWR9, Class A2	355,550
363,147	Chase Manhattan Bank-First Union National, 7.439%, 08/15/31, Series 1999-1, Class A2 G	363,627
611,352	Citicorp Mortgage Securities, Inc., 5.50%, 2/25/26, Series 2006-1, Class 5A1	573,901
546,394	Countrywide Home Loans, 4.50%, 8/25/19, Series 2004-J7, Class 2A1	489,027
246,447	Credit Suisse First Boston Mortgage Securities Corp., 4.302%, 7/15/36, Series 2004-C3, Class A3	245,237
305,907	Credit Suisse First Boston Mortgage Securities Corp., 6.00%, 9/25/33, Series 2003-23, Class 5A1***	197,310
1,099,244	Federal Home Loan Bank, 4.75%, 10/25/10, Class H	1,131,540
625,696	Federal Home Loan Mortgage Corp., 4.00%, 7/1/10, Series M80828	631,738
554,823	Federal Home Loan Mortgage Corp., 4.00%, 12/15/11, Series 2892, Class UJ	558,749
266,349	Federal Home Loan Mortgage Corp., 4.00%, 12/15/13, Series 2584, Class LE	271,693
1,244,490	Federal Home Loan Mortgage Corp., 4.00%, 12/15/16, Series 2672, Class NF,	1,269,926
169,395	Federal Home Loan Mortgage Corp., 4.496%, 5/1/31, Series 847292 G	173,138
489,593	Federal Home Loan Mortgage Corp., 4.50%, 3/1/10, Series M80807	493,021
629,114	Federal Home Loan Mortgage Corp., 4.50%, 12/15/13, Series 2717, Class HP	650,710
572,794	Federal Home Loan Mortgage Corp., 4.50%, 12/15/13, Series 2723, Class AT	578,575
289,686	Federal Home Loan Mortgage Corp., 4.50%, 6/15/15, Series 2622, Class PC	293,522
561,776	Federal Home Loan Mortgage Corp., 4.50%, 7/15/15, Series 2864, Class CV	570,546
138,738	Federal Home Loan Mortgage Corp., 4.543%, 12/1/32, Series 847527 G	140,307
288,654	Federal Home Loan Mortgage Corp., 5.00%, 12/1/09, Series M80784	291,015
416,289	Federal Home Loan Mortgage Corp., 5.00%, 8/1/12, Series M80984	423,787
479,371	Federal Home Loan Mortgage Corp., 5.00%, 2/15/16, Series 2541, Class JB	485,008
478,220	Federal Home Loan Mortgage Corp., 5.00%, 5/15/16, Series R007, Class AL	483,340
560,137	Federal Home Loan Mortgage Corp., 5.00%, 2/15/23, Series 2960, Class KP	575,547

Principal Amount		Value

$64,456	Federal Home Loan Mortgage Corp., 5.046%, 8/1/33, Series 847281 G	$65,780
485,495	Federal Home Loan Mortgage Corp., 5.125%, 12/15/13, Series 3137, Class PJ	486,984
494,049	Federal Home Loan Mortgage Corp., 5.125%, 6/15/18, Series R016, Class AM	505,775
636,281	Federal Home Loan Mortgage Corp., 5.50%, 5/15/15, Series 2808, Class VA	671,521
2,705,069	Federal Home Loan Mortgage Corp., 5.50%, 12/15/19, Series R010, Class AB	2,760,653
600,000	Federal Home Loan Mortgage Corp., 5.50%, 1/15/26, Series 2702, Class DE	601,790
324,507	Federal Home Loan Mortgage Corp., 5.50%, 10/1/25, Series C90925	337,904
69,544	Federal Home Loan Mortgage Corp., 5.50%, 4/15/26, Series 2549, Class PB	69,585
706,853	Federal Home Loan Mortgage Corp., 5.50%, 8/1/29, Series C46102	737,576
248,698	Federal Home Loan Mortgage Corp., 5.768%, 11/1/35, Series 1M0010 G	256,043
765,152	Federal Home Loan Mortgage Corp., 5.875%, 5/15/16, Series R007, Class AC	778,394
621,854	Federal Home Loan Mortgage Corp., 6.50%, 10/15/14, Series R014, Class AL	628,479
344,363	Federal National Mortgage Assoc., 4.00%, 10/1/10, Series 254955	350,891
912,546	Federal National Mortgage Assoc., 4.00%, 10/25/32, Series 2003-28, Class GA	920,342
504,564	Federal National Mortgage Assoc., 4.25%, 9/25/22, Series 2003-17, Class ED	519,628
955,747	Federal National Mortgage Assoc., 4.50%, 5/01/19, Series 725445 G	989,875
1,301,800	Federal National Mortgage Assoc., 5.00%, 7/25/23, Series 2005-4, Class VG	1,356,134
18,394	Federal National Mortgage Assoc., 5.35%, 10/1/32, Series 659657 G	18,779
250,000	Federal National Mortgage Assoc., 5.50%, 5/25/23, Series 2003-42, Class EK	270,535
711,957	Federal National Mortgage Assoc., 7.28%, 1/1/10, Series 382184	721,877
379,748	Federal National Mortgage Association, 4.013%, 1/1/35, Series 825245 G	383,593
325,854	Federal National Mortgage Association, 4.578%, 11/1/34, Series 782320 G	330,131
295,710	Federal National Mortgage Association, 5.50%, 11/25/26, Series 2007-63, Class PA	300,361
379,886	First Horizon Mortgage, Inc., 5.75%, 2/25/33, Series 2002-9, Class 1A3	382,450
1,031,967	Government National Mortgage Assoc., 3.387%, 6/16/30, Series 2006-19, Class A	1,034,879
709,585	Government National Mortgage Assoc., 4.50%, 1/20/31, Series 2005-38, Class A	719,672
1,000,000	Government National Mortgage Assoc., 5.00%, 4/20/33, Series 2009-8, Class LA	1,041,628
650,000	Government National Mortgage Assoc., 4.658%, 12/16/30, Series 2005-12, Class C	668,893
592,685	Government National Mortgage Assoc., 5.00%, 11/20/28, Series 2004-1, Class TB	598,128
815,522	Government National Mortgage Assoc., 5.00%, 12/20/29, Series 2004-101, Class MA	833,139
900,000	Government National Mortgage Assoc., 5.00%, 5/20/31, Series 2004-19, Class PD	935,595
500,000	Government National Mortgage Assoc., 5.00%, 7/20/34, Series 2004-105, Class MC	524,118
117,096	Impac CMB Trust, .95188%, 5/25/35, Series 2005-4, Class 1M1 G	21,071
550,000	LB-UBS Commercial Mortgage Trust, 4.187%, 8/15/29, Series 2004-C6, Class A2	539,378

	Total Collateralized Mortgage Obligations (cost $32,792,784)	33,059,611

WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Schedule of Investments (continued)

Principal Amount		Value

	CORPORATE BONDS 25.2%

	Aerospace & Defense 0.3%
$250,000	Martin Marietta Corp., 7.375%, 4/15/13	$273,631

	Air Freight & Logistics 0.5%
500,000	United Parcel Service, Inc., 3.875%, 4/1/14	501,224

	Aluminum 0.2%
251,000	Alcoa, Inc., 6.00%, 7/15/13	200,339

	Automotive Retail 0.3%
300,000	AutoZone, Inc., 5.50%, 11/15/15	273,993

	Biotechnology 0.6%
300,000	Amgen, Inc., 4.00%, 11/18/09	303,837
300,000	Amgen, Inc., 4.85%, 11/18/14	307,486

		611,323

	Cable & Satellite 0.6%
550,000	Comcast Corp., 5.30%, 1/15/14	533,964

	Computer Hardware 0.3%
300,000	Hewlett-Packard Co., 6.50%, 7/1/12	324,189

	Construction & Farm Machinery & Heavy Trucks 0.3%
250,000	John Deere Capital Corp., 4.90%, 9/9/13, MTN	248,649

	Consumer Finance 0.9%
500,000	American Express Bank FSB, 3.15%, 12/9/11, G MTN	516,641
400,000	American Express Credit Corp., 5.875%, 5/2/13 MTN	351,191

		867,832

	Distillers & Vintners 0.5%
500,000	Diageo Finance BV, 3.875%, 4/1/11 (Netherlands)	498,334

	Diversified Banks 2.4%
500,000	HSBC Capital Funding L.P., 4.61%, 6/27/13 (Jersey, C.I.) G	210,816
325,000	HSBC Finance Corp., 6.375%, 10/15/11	280,971
700,000	Royal Bank of Canada, 5.65%, 7/20/11 (Canada)	745,860
500,000	SouthTrust Corp., 5.80%, 6/15/14	437,724
700,000	Wells Fargo & Co., 1/24/12 1.18938 G	615,193

		2,290,564

	Diversified Metals & Mining 0.4%
450,000	Rio Tinto Alcan, Inc., 4.50%, 5/15/13 (Canada)	380,460

	Drug Retail 1.6%
500,000	CVS Caremark Corp., 4.00%, 9/15/09	500,608
550,000	CVS Caremark Corp., 5.75%, 8/15/11	576,860
400,000	Walgreen Co., 4.875%, 8/1/13	423,871

		1,501,339

	Electric Utilities 0.7%
350,000	Energy East Corp., 6.75%, 6/15/12	343,784
300,000	Florida Power & Light, 4.85%, 2/1/13	310,805
10,000	Progressive Energy, Inc., 7.10%, 3/1/11	10,367

		664,956

	Footwear 0.6%
600,000	Nike Inc., 5.15%, 10/15/15 MTN	585,491

	Health Care Distributors 0.4%
400,000	Cardinal Health, Inc., 6.75%, 2/15/11	407,188

Principal Amount		Value

	Health Care Equipment 0.3%
$250,000	Baxter International, Inc., 4.625%, 3/15/15	$254,196

	Industrial Conglomerates 1.7%
500,000	3M Co., 4.375%, 8/15/13 MTN	526,564
1,000,000	General Electric Co., 5.40%, 2/15/17 MTN	875,229
240,000	Tyco International Finance Ltd., 6.00%, 11/15/13	225,806

		1,627,599

	Industrial Machinery 0.6%
600,000	Parker Hannifin Corp., 4.875%, 2/15/13	608,461

	Integrated Oil & Gas 0.7%
360,000	BP Capital Markets plc, 5.25%, 11/7/13 (United Kingdom)	385,325
300,000	Marathon Oil Canada Corp., 8.375%, 5/1/12 (Canada)	313,904

		699,229

	Integrated Telecommunication Services 1.0%
500,000	AT&T Corp., 7.30%, 11/15/11	537,254
212,463	Ameritech Capital Funding, 9.10%, 6/1/16	220,352
300,000	Verizon Communications, Inc., 4.375%, 6/1/13	297,140

		1,054,746

	Investment Banking & Brokerage 1.2%
600,000	Georgia Power Co., 5.125%, 11/15/12, Series K	621,920
100,000	Goldman Sachs Group, Inc., 3/2/10 MTN 1.46125 G	96,856
500,000	Goldman Sachs Group, Inc., 5.35%, 1/15/16	443,134

		1,161,910

	Life & Health Insurance 0.5%
500,000	Principal Life Income Funding Trusts, 5.30%, 4/24/13, MTN	459,343

	Movies & Entertainment 0.3%
250,000	The Walt Disney Co., 4.50%, 12/15/13	255,511

	Multi-Utilities 0.6%
550,000	Pseg Power, LLC, 3.75%, 4/1/09	550,000

	Oil & Gas Exploration & Production 0.3%
300,000	Apache Corp., 6.25%, 4/15/12	318,612

	Other Diversified Financial Services 0.6%
600,000	JPMorgan Chase & Co., 4.85%, 6/16/11	600,443

	Pharmaceuticals 1.6%
350,000	Abbott Laboratories, 5.60%, 5/15/11	375,284
600,000	AstraZeneca plc, 5.40%, 9/15/12 (United Kingdom)	639,186
500,000	Pfizer, Inc., 4.45%, 3/15/12	513,576

		1,528,046

	Property & Casualty Insurance 1.5%
435,000	Allstate Corp., 7.50%, 6/15/13	437,492
650,000	Berkshire Hathaway Fin, 4.625%, 10/15/13	659,229
325,000	Progressive Corp., 6.375%, 1/15/12	329,848

		1,426,569

	Railroads 0.8%
300,000	Burlington Northe Santa Fe, 4.30%, 7/1/13	290,479
500,000	Union Pacific Corp., 6.125%, 1/15/12	513,630

		804,109

MARCH 31, 2009 (UNAUDITED)

Principal Amount		Value

	Regional Banks 1.1%
$ 800,000	BB&T Corp., 4.75%, 10/1/12	$771,774
250,000	Old National Bancorp, 5.00%, 5/20/10 MTN	250,325

		1,022,099

	Residential REITs 0.2%
192,000	Equity Residential Operating L.P., 6.625%, 3/15/12	162,813

	Soft Drinks 0.6%
600,000	Bottling Group, LLC, 4.625%, 11/15/12	619,740

	Special Purpose Entity 0.3%
266,000	Targeted Return Index Fund, 6.814%, 1/15/12, Series 2002-10 G ***	279,774

	Systems Software 0.7%
650,000	Oracle Corp., 4.95%, 4/15/13	683,800

		683,800

	Total Corporate Bonds (cost $24,769,937)	24,280,476

	MUNICIPAL BONDS 2.3%

550,000	Access Group, Inc., DE, 1.15%, 9/1/37, Series 2002-1, Class A4 G***	522,500
650,000	Arizona State Transportation Board Highway Revenue, 5.00%, 7/1/23	684,638
500,000	Iowa Student Loan Liquidity Corp., 12/1/37, 0.06% G***	475,000
600,000	Kentucky Higher Education Student Loan Corp., 6/1/36, 3.99% Series A-2 G***	570,000

	Total Municipal Bonds (cost $2,308,354)	2,252,138

Shares		Value

	MUTUAL FUNDS 0.5%

39,000	Eaton Vance Short Duration Diversified Income Fund	$486,720

	Total Mutual Funds (cost $583,078)	486,720

	EXCHANGE TRADED FUNDS 2.2%

22,100	iShares Investment Grade Corporate Bond Fund	2,080,052

	Total Exchange Traded Funds (cost $2,047,424)	2,080,052

Principal Amount		Value

	U.S. GOVERNMENT AGENCY SECURITIES 18.1%

$1,000,000	Federal Farm Credit Bank, 2.25%, 4/24/12	$998,595
1,000,000	Federal Farm Credit Bank, 3.85%, 2/11/15	1,043,004
650,000	Federal Farm Credit Bank, 4.875%, 4/1/14	712,505
500,000	Federal Farm Credit Bank, 4.875%, 1/17/17	544,456
650,000	Federal Farm Credit Bank, 5.20%, 12/27/12	689,081

Principal Amount		Value

$700,000	Federal Farm Credit Bank, 5.95%, 7/9/14	$708,288
500,000	Federal Home Loan Bank, 3.375%, 8/27/10	504,982
1,000,000	Federal Home Loan Bank, 4.875%, 11/15/11	1,078,321
400,000	Federal Home Loan Bank, 5.00%, 12/16/11	433,287
1,550,000	Federal Home Loan Bank, 5.00%, 9/14/12	1,693,575
1,000,000	Federal Home Loan Bank, 5.25%, 6/10/11	1,079,083
500,000	Federal Home Loan Bank, 5.375%, 11/20/13	512,870
1,400,000	Federal Home Loan Mortgage Corp., 5.50%, 3/28/16	1,487,028
700,000	Federal Home Loan Mortgage Corp., 5.55%, 10/4/16	725,066
1,250,000	Federal National Mortgage Assoc., 4.375%, 9/15/12	1,349,422
350,000	Federal National Mortgage Assoc., 4.625%, 10/15/14	385,430
700,000	Federal National Mortgage Assoc., 5.00%, 4/26/17	714,647
600,000	Federal National Mortgage Assoc., 5.24%, 8/7/18	639,947
800,000	Tennessee Valley Authority, 6.00%, 3/15/13, Series C	901,629
1,000,000	Tennessee Valley Authority, 6.25%, 12/15/17, Series E	1,172,222

	Total U.S. Government Agency Securities (cost $16,591,704)	17,373,438

	U.S. TREASURY NOTES 5.5%

1,200,000	U.S. Treasury Note, 3.75%, 11/15/18	1,308,096
3,500,000	U.S. Treasury Note, 4.25%, 8/15/15	3,987,812

	Total U.S. Treasury Notes (cost $4,770,096)	5,295,908

	U.S. TREASURY INFLATION PROTECTED BONDS 4.0%

3,829,336	U.S. Treasury Note, 1.625%, 1/15/18	3,870,023

	Total U.S. Treasury Inflation Protected Bonds (cost $3,828,709)	3,870,023

Shares		Value

	PREFERRED STOCKS 0.3%

	Diversified Banks 0.2%
19,700	CABCO TST FOR GS CAP I, 3.25%, 2/15/34* ** G	$199,955

	Other Diversified Financial Services 0.1%
5,000	Bank of America Corp., Pfd, Series H, 8.20%, 5/1/13* **	54,800
8,000	ING Group N.V., Pfd. 7.375%**, 10/15/12 (Netherlands)	74,640

		129,440

	Total Preferred Stocks (cost $795,585)	329,395

WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Schedule of Investments (continued)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 4.8%

	Repurchase Agreement 4.8%
$4,647,000	Repurchase Agreement dated 3/31/09, 0.10% due 4/1/09 with Fixed Income Clearing Corporation collateralized by $3,255,000 of United States Treasury Bonds 8.125% due 8/15/19; value: $4,746,441; repurchase proceeds: $4,647,013 (cost $4,647,000)	$4,647,000

	Total Short-Term Investments (cost $4,647,000)	4,647,000

	Total Investments (cost $95,992,858) 100.2%	96,527,725

	Liabilities less Other Assets (0.2)%	(238,325)

	NET ASSETS 100.0%	$96,289,400

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

G Variable Rate Securities.

MTN Medium Term Note.

REIT Real Estate Investment Trust.

See notes to financial statements.

At March 31, 2009, Wasatch-1st Source Income Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Canada	1.6
Jersey, C.I.	0.2
Netherlands	0.6
United Kingdom	1.1
United States	96.5

TOTAL	100.0%

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WASATCH FUNDS — Statements of Assets and Liabilities

	CORE GROWTH FUND	EMERGING MARKETS SMALL CAP FUND	GLOBAL OPPORTUNITIES FUND[1]

Assets:
Investments, at cost
Unaffiliated issuers	$510,843,800	$26,259,430	$30,130,599
Affiliated issuers*	—	—	—
Repurchase agreements	14,435,000	550,000	4,060,000

	$525,278,800	$26,809,430	$34,190,599

Investments, at market value
Unaffiliated issuers	$328,348,607	$16,423,462	$32,559,225
Affiliated issuers*	—	—	—
Repurchase agreements	14,435,000	550,000	4,060,000

	342,783,607	16,973,462	36,619,225

Cash	856	454	70
Foreign currency on deposit (cost of $2,359,953, $33,867, $5,247, $60,072, $0, $0, $98,946, $39,956, and $11, respectively)	2,359,555	33,922	5,306
Receivable for investment securities sold	3,419,586	195,335	—
Receivable from broker for securities sold short	—	—	—
Capital shares receivable	291,375	3,997	82,250
Interest and dividends receivable	797,907	51,370	73,933
Receivable from Investment Advisor	—	29,133	18,625
Prepaid expenses and other assets	29,284	13,111	47,154
Unrealized appreciation on foreign currency contracts	—	169	—

Total Assets	349,682,170	17,300,953	36,846,563

Liabilities:
Call options written at value (premiums of $0, $0, $0, $0, $13,170, $3,187, $0, $0, and $0, respectively)	—	—	—
Payable for securities purchased	—	42,642	5,002
Capital shares payable	444,343	13,231	3,919
Accrued investment advisory fees	282,033	25,605	54,069
Accrued expenses and other liabilities	315,356	62,765	20,464
Accrued deferred foreign capital gains taxes	—	8,556	798
Unrealized depreciation on foreign currency contracts	4,766	—	1

Total Liabilities	1,046,498	152,799	84,253

Net Assets	$348,635,672	$17,148,154	$36,762,310

Net Assets Consist of:
Capital stock	$200,483	$210,309	$166,990
Paid-in capital in excess of par	607,916,422	50,668,015	33,932,975
Undistributed net investment income (loss)	(3,129,477)	(47,185)	(55,465)
Undistributed net realized gain (loss) on investments and foreign currency translations	(73,852,686)	(23,837,928)	290,561
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(182,499,070)	(9,845,057)	2,427,249

Net Assets	$348,635,672	$17,148,154	$36,762,310

Capital Stock, $.01 par value:
Authorized	10,000,000,000	10,000,000,000	10,000,000,000
Issued and outstanding	20,048,307	21,030,862	16,699,015

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE	$17.39	$0.82	$2.20

[1]Fund	inception date was November 17, 2008.

*See	Note 8 for information on affiliated issuers.

See notes to financial statements.

MARCH 31, 2009 (UNAUDITED)

GLOBAL SCIENCE & TECHNOLOGY FUND	HERITAGE GROWTH FUND	HERITAGE VALUE FUND	INTERNATIONAL GROWTH FUND	INTERNATIONAL OPPORTUNITIES FUND	MICRO CAP FUND

$57,779,093	$72,182,904	$2,464,880	$138,798,623	$57,579,568	$279,493,522
—	—	—	—	—	3,453,652
2,665,000	960,000	633,000	1,926,000	4,390,000	6,362,000

$60,444,093	$73,142,904	$3,097,880	$140,724,623	$61,969,568	$289,309,174

$40,465,110	$57,135,924	$2,389,924	$98,689,933	$46,058,740	$182,503,664
—	—	—	—	—	1,383,652
2,665,000	960,000	633,000	1,926,000	4,390,000	6,362,000

43,130,110	58,095,924	3,022,924	100,615,933	50,448,740	190,249,316

438	996	789	98	410	10

60,391	—	—	99,166	39,894	9
273,562	434,383	—	96,550	188,741	1,961,791
—	147,380	—	—	—	824
1,623	15,298	—	5,680	93,834	73,202
33,196	148,584	6,158	445,200	103,249	287,746
8,924	16,384	7,121	6,329	28,771	—
15,452	16,513	24,745	18,078	19,914	17,837
—	—	—	2,506	106	—

43,523,696	58,875,462	3,061,737	101,289,540	50,923,659	192,590,735

—	6,600	2,475	—	—	—
30,726	—	60,557	263,233	24,760	347,663
30,932	20,727	8	294,641	23,169	1,141
52,633	33,342	1,720	122,974	76,182	301,247
96,191	66,615	27,762	173,401	70,767	113,958
—	—	—	—	8,732	—
78	—	—	—	—	—

210,560	127,284	92,522	854,249	203,610	764,009

$43,313,136	$58,748,178	$2,969,215	$100,435,291	$50,720,049	$191,826,726

$57,932	$86,284	$4,769	$120,834	$440,037	$728,659
96,392,901	82,705,408	4,746,853	225,455,971	82,835,405	380,800,864
(925,315)	245,877	2,948	(7,041,172)	(2,111,705)	(1,757,520)

(34,898,825)	(9,247,708)	(1,711,108)	(77,984,438)	(18,913,291)	(88,888,498)

(17,313,557)	(15,041,683)	(74,247)	(40,115,904)	(11,530,397)	(99,056,779)

$43,313,136	$58,748,178	$2,969,215	$100,435,291	$50,720,049	$191,826,726

10,000,000,000	10,000,000,000	10,000,000,000	10,000,000,000	10,000,000,000	10,000,000,000
5,793,181	8,628,366	476,903	12,083,401	44,003,656	72,865,897

$7.48	$6.81	$6.23	$8.31	$1.15	$2.63

WASATCH FUNDS — Statements of Assets and Liabilities (continued)

	MICRO CAP VALUE FUND	SMALL CAP GROWTH FUND	SMALL CAP VALUE FUND

Assets:
Investments, at cost
Unaffiliated issuers	$57,140,911	$565,246,164	$215,797,365
Repurchase agreements	7,099,000	13,020,000	12,592,000

	$64,239,911	$578,266,164	$228,389,365

Investments, at market value
Unaffiliated issuers	$43,710,505	$480,319,826	$141,808,425
Repurchase agreements	7,099,000	13,020,000	12,592,000

	50,809,505	493,339,826	154,400,425

Cash	93	404	66
Foreign currency on deposit (cost of $10,634, $5, $0, $1, $0, $0, $0, $0, and $0, respectively)	10,626	4	—
Receivable for investment securities sold	1,019,321	14,841,718	1,011,225
Receivable from broker for securities sold short	1,750,013	—	231,964
Capital shares receivable	155	1,117,773	20,157
Interest and dividends receivable	32,924	284,819	181,479
Receivable from Investment Advisor	12,127	—	8,193
Prepaid expenses and other assets	12,040	36,737	19,177

Total Assets	53,646,804	509,621,281	155,872,686

Liabilities:
Call options written at value (premiums of $88,296, $0, $0, $0, $0, $0, $0, $0, and $0, respectively)	69,500	—	—
Securities sold short, at value (proceeds of $462,825, $0, $0, $460,105, $0, $0, $18,372,368, $0, and $0, respectively)	555,480	—	—
Bank overdraft	—	—	—
Payable for securities purchased	758,136	—	1,718,660
Capital shares payable	28,839	421,557	81,182
Dividends payable to shareholders	—	—	—
Accrued investment advisory fees	83,148	405,159	183,522
Accrued expenses and other liabilities	81,230	331,513	190,474
Accrued deferred foreign capital gains taxes	—	—	—
Payable for dividends on securities sold short	—	—	—
Unrealized depreciation on foreign currency contracts	1,176	—	—

Total Liabilities	1,577,509	1,158,229	2,173,838

Net Assets	$52,069,295	$508,463,052	$153,698,848

Net Assets Consist of:
Capital stock	$417,758	$254,609	$883,520
Paid-in capital in excess of par	104,304,348	670,517,547	385,443,130
Undistributed net investment income (loss)	(669,268)	(1,592,668)	(539,370)
Undistributed net realized gain (loss) on investments and foreign currency translations	(38,480,308)	(75,791,306)	(158,099,418)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(13,503,235)	(84,925,130)	(73,989,014)

Net Assets	$52,069,295	$508,463,052	$153,698,848

Capital Stock, $.01 par value:
Authorized	10,000,000,000	10,000,000,000	10,000,000,000
Issued and outstanding	41,775,800	25,460,937	88,352,039

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE	$1.25	$19.97	$1.74

See notes to financial statements.

MARCH 31, 2009 (UNAUDITED)

STRATEGIC INCOME FUND	ULTRA GROWTH FUND	INCOME EQUITY FUND	LONG/SHORT FUND	U.S. TREASURY FUND	INCOME FUND

$20,311,078	$94,894,818	$1,051,602,489	$86,611,501	$139,713,295	$91,345,858
829,000	3,948,000	106,745,000	19,807,000	1,398,000	4,647,000

$21,140,078	$98,842,818	$1,158,347,489	$106,418,501	$141,111,295	$95,992,858

$12,895,491	$78,746,744	$824,359,800	$79,413,185	$159,646,787	$91,880,725
829,000	3,948,000	106,745,000	19,807,000	1,398,000	4,647,000

13,724,491	82,694,744	931,104,800	99,220,185	161,044,787	96,527,725

701	317	—	658	617	987
1	—	—	—	—	—
139,406	1,477,733	2,734,285	177,098	—	689,262
256,901	—	—	23,716,950	—	—
—	6,894	3,666,651	142,779	942,037	3,225
136,562	16,630	1,856,057	101,829	563,412	778,525
7,909	8,354	—	—	—	—
25,286	22,668	302,986	45,290	26,275	62,862

14,291,257	84,227,340	939,664,779	123,404,789	162,577,128	98,062,586

—	—	—	—	—	—
87,531	—	—	19,734,898	—	—
—	—	423,834	—	—	—
140,626	—	—	4,937,110	—	1,226,198
11,898	75,662	840,671	55,697	445,906	406,118
4,806	—	11	—	118,299	47,411
7,858	84,748	657,376	88,365	68,745	44,513
32,085	79,555	71,171	42,978	58,863	48,946
83	—	—	—	—	—
—	—	—	22,600	—	—
—	—	—	—	—	—

284,887	239,965	1,993,063	24,881,648	691,813	1,773,186

$14,006,370	$83,987,375	$937,671,716	$98,523,141	$161,885,315	$96,289,400

$27,471	$79,503	$1,013,470	$112,545	$92,026	$98,790
28,271,570	154,002,798	1,228,744,441	127,299,601	135,875,606	99,943,235
88,998	(502,545)	385,196	14,984	(8,575)	(57,539)
(7,336,678)	(53,444,307)	(65,228,472)	(20,358,821)	5,992,766	(4,229,952)
(7,044,991)	(16,148,074)	(227,242,919)	(8,545,168)	19,933,492	534,866

$14,006,370	$83,987,375	$937,671,716	$98,523,141	$161,885,315	$96,289,400

10,000,000,000	10,000,000,000	10,000,000,000	10,000,000,000	10,000,000,000	10,000,000,000
2,747,116	7,950,339	101,346,970	11,254,509	9,202,623	9,878,953

$5.10	$10.56	$9.25	$8.75	$17.59	$9.75

WASATCH FUNDS — Statements of Operations

	CORE GROWTH FUND	EMERGING MARKETS SMALL CAP FUND	GLOBAL OPPORTUNITIES FUND[1]

Investment Income:
Interest	$2,199	$213	$654
Dividends[2]
Unaffiliated issuers	3,835,426	170,120	171,961
Affiliated issuers*	—	—	—

Total investment income	3,837,625	170,333	172,615

Expenses:
Investment advisory fees	1,952,665	180,834	197,563
Shareholder servicing fees	387,913	48,454	11,450
Fund administration fees	87,092	4,620	4,794
Fund accounting fees	58,775	14,876	13,605
Reports to shareholders	71,655	6,438	4,250
Custody fees	59,137	86,549	34,644
Federal and state registration fees	15,317	11,207	10,409
Legal fees	28,790	1,608	1,003
Directors’ fees	22,476	1,228	819
Audit fees	12,551	12,755	10,339
Interest	2,958	511	122
Other	37,095	6,201	5,594

Total expenses before reimbursement	2,736,424	375,281	294,592
Reimbursement of expenses by Advisor	—	(157,769)	(66,512)

Net Expenses	2,736,424	217,512	228,080

Net Investment Income (Loss)	1,101,201	(47,179)	(55,465)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments and foreign currency translations
Unaffiliated issuers	(65,250,208)	(19,353,114)	290,561
Affiliated issuers*	—	—	—
Net realized gain on options written	—	—	—
Realized foreign capital gains taxes	—	(2,315)	—
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	(146,097,646)	7,147,081	2,428,047
Deferred foreign capital gains taxes	—	(8,556)	(798)

Net gain (loss) on investments	(211,347,854)	(12,216,904)	2,717,810

Net Increase (Decrease) in Net Assets Resulting from Operations	$(210,246,653)	$(12,264,083)	$2,662,345

[1]Fund	inception date was November 17, 2008.

[2]Net	of $96,512, $13,424, $10,278, $14,717, $1,599, $1,189, $87,272, $25,297 and $42,368 in foreign withholding taxes, respectively.

*See	Note 8 for information on affiliated issuers.

See notes to financial statements.

FOR THE SIX MONTHS ENDED MARCH 31, 2009 (UNAUDITED)

GLOBAL SCIENCE & TECHNOLOGY FUND	HERITAGE GROWTH FUND	HERITAGE VALUE FUND	INTERNATIONAL GROWTH FUND	INTERNATIONAL OPPORTUNITIES FUND	MICRO CAP FUND

$424	$322	$131	$4	$1,010	$1,269

216,373	550,679	30,468	1,081,929	303,768	1,812,824
—	—	—	—	—	30,371

216,797	551,001	30,599	1,081,933	304,778	1,844,464

372,995	222,191	10,517	889,510	428,601	2,156,557
100,442	94,237	12,121	137,284	81,679	133,768
11,091	14,173	669	26,448	9,626	48,499
14,775	14,147	4,976	27,777	18,785	36,753
15,330	12,632	1,456	20,239	17,754	21,207
13,866	8,165	1,845	84,153	56,184	26,543
9,939	8,040	8,338	12,246	10,572	10,629
3,670	4,491	65	8,795	2,696	16,439
3,078	3,466	97	7,604	1,783	12,405
12,551	12,551	12,502	12,551	12,551	12,551
681	541	17	3,239	3,333	1,373
9,956	9,479	4,766	18,334	6,733	21,556

568,374	404,113	57,369	1,248,180	650,297	2,498,280
(82,799)	(102,025)	(43,079)	(88,578)	(160,850)	(6,965)

485,575	302,088	14,290	1,159,602	489,447	2,491,315

(268,778)	248,913	16,309	(77,669)	(184,669)	(646,851)

(28,431,784)	(8,832,984)	(1,501,260)	(52,594,142)	(16,097,061)	(68,984,900)
—	—	—	—	—	(2,836,218)
—	46,310	264,361	—	—	—
—	—	—	—	—	—
5,682,520	(14,207,611)	344,490	(3,089,921)	1,326,225	(54,760,184)
—	—	—	—	(8,732)	—

(22,749,264)	(22,994,285)	(892,409)	(55,684,063)	(14,779,568)	(126,581,302)

$(23,018,042)	$(22,745,372)	$(876,100)	$(55,761,732)	$(14,964,237)	$(127,228,153)

WASATCH FUNDS — Statements of Operations (continued)

	MICRO CAP VALUE FUND	SMALL CAP GROWTH FUND	SMALL CAP VALUE FUND

Investment Income:
Interest	$970	$4,834	$1,291
Dividends[1]
Unaffiliated issuers	148,864	2,124,896	1,790,234
Affiliated issuers*			35,851
Other	—	—	—

Total investment income	149,834	2,129,730	1,827,376

Expenses:
Investment advisory fees	586,820	2,598,487	1,377,183
Shareholder servicing fees	84,641	452,477	252,259
Distribution fees	—	—	—
Fund administration fees	13,184	115,818	41,020
Fund accounting fees	15,671	77,143	31,199
Reports to shareholders	11,133	95,600	55,723
Custody fees	29,297	43,610	30,564
Federal and state registration fees	13,143	18,019	12,062
Legal fees	4,566	36,003	14,537
Directors’ fees	3,303	26,096	11,321
Audit fees	12,551	12,551	12,551
Dividends on securities sold short	—	—	—
Interest	369	4,532	1,501
Other	8,557	36,254	20,627

Total expenses before reimbursement	783,235	3,516,590	1,860,547
Reimbursement of expenses by Advisor	(117,917)	—	(68,708)
Distribution fees waived	—	—	—

Net Expenses	665,318	3,516,590	1,791,839

Net Investment Income (Loss)	(515,484)	(1,386,860)	35,537

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments and foreign currency translations
Unaffiliated issuers	(28,358,878)	(69,584,221)	(111,213,119)
Net realized gain on options written	1,253,052	—	(6,809,925)
Net realized gain (loss) on short positions	—	—	—
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	(2,086,292)	(110,525,246)	(9,410,012)

Net gain (loss) on investments	(29,192,118)	(180,109,467)	(127,433,056)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(29,707,602)	$(181,496,327)	$(127,397,519)

[1]Net	of $4,067, $70,899, $0, $2,336, $0, $138,776, $40,278, $0, and $553 in foreign withholding taxes, respectively.

*See	Note 8 for information on affiliated issuers.

See notes to financial statements.

FOR THE SIX MONTHS ENDED MARCH 31, 2009 (UNAUDITED)

STRATEGIC INCOME FUND	ULTRA GROWTH FUND	INCOME EQUITY FUND	LONG/SHORT FUND	U.S. TREASURY FUND	INCOME FUND

$44,349	$1,415	$781,301	$1,443	$3,102,373	$1,809,583

499,990	315,149	12,143,122	1,226,205	—	93,293

—	—	—	—	820	—

544,339	316,564	12,924,423	1,227,648	3,103,193	1,902,876

51,966	570,444	3,442,395	524,854	399,201	244,782
22,019	137,594	181,078	45,132	83,061	25,211
—	—	361,149	50,140	—	44,486
3,315	20,367	335,263	42,669	35,339	39,886
8,283	19,205	116,878	18,393	22,296	23,823
2,317	23,297	78,784	12,812	10,897	5,645
4,898	11,625	36,674	16,731	1,837	7,967
7,518	10,308	45,533	21,189	20,410	9,207
1,069	6,734	29,488	5,066	8,739	4,298
728	5,200	15,013	1,824	5,448	1,769
12,551	12,551	6,942	7,234	12,551	7,205
3,963	—	—	190,665	—	—
6,345	1,059	—	—	—	—
5,336	12,152	63,988	10,938	5,497	7,896

130,308	830,536	4,713,185	947,647	605,276	422,175
(49,474)	(30,855)	—	—	(6,475)	—
—	—	(361,149)	(50,140)	—	(44,486)

80,834	799,681	4,352,036	897,507	598,801	377,689

463,505	(483,117)	8,572,387	330,141	2,504,392	1,525,187

(5,106,528)	(50,197,217)	(63,464,698)	(27,936,556)	10,594,381	(463,235)
82,475	—	—	—	—	—
(86,106)	497,763	—	9,793,304	—	—
(2,160,817)	2,795,669	(187,991,476)	(2,803,916)	13,089,199	2,048,273

(7,270,976)	(46,903,785)	(251,456,174)	(20,947,168)	23,683,580	1,585,038

$(6,807,471)	$(47,386,902)	$(242,883,787)	$(20,617,027)	$26,187,972	$3,110,225

WASATCH FUNDS — Statements of Changes in Net Assets

	CORE GROWTH FUND		EMERGING MARKETS SMALL CAP FUND
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008

Operations:
Net investment income (loss)	$1,101,201	$4,856,128	$(47,179)	$127,023
Net realized gain (loss) on investments and foreign currency translations	(65,250,208)	12,903,463	(19,355,429)	(4,510,609)
Net realized gain on options written	—	65,169	—	—
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	(146,097,646)	(267,260,766)	7,138,525	(16,983,582)

Net increase (decrease) in net assets resulting from operations	(210,246,653)	(249,436,006)	(12,264,083)	(21,367,168)

Dividends paid from:
Net investment income	(5,739,872)	—	(29,720)	(99,236)
Net realized gains	—	(205,306,297)	—	—

	(5,739,872)	(205,306,297)	(29,720)	(99,236)

Capital share transactions:
Shares sold	24,758,742	75,441,442	2,851,462	75,870,364
Shares issued to holders in reinvestment of dividends	5,588,262	196,357,419	28,998	97,575
Shares redeemed	(111,533,810)	(421,955,118)	(9,623,520)	(18,336,592)
Redemption fees	39,895	49,702	8,781	11,293

Net increase (decrease)	(81,146,911)	(150,106,555)	(6,734,279)	57,642,640

Total increase (decrease) in net assets	(297,133,436)	(604,848,858)	(19,028,082)	36,176,236

Net assets:
Beginning of period	645,769,108	1,250,617,966	36,176,236	—

End of period	$348,635,672	$645,769,108	$17,148,154	$36,176,236

Undistributed net investment income (loss) included in net assets at end of period	$(3,129,477)	$1,509,194	$(47,185)	$29,714

Capital share transactions — shares:
Shares sold	1,367,986	2,304,714	3,343,390	40,105,645
Shares issued to holders in reinvestment of dividends	301,416	5,657,085	34,937	50,039
Shares redeemed	(6,096,825)	(12,581,815)	(11,603,335)	(10,899,814)

Net increase (decrease) in shares outstanding	(4,427,423)	(4,620,016)	(8,225,008)	29,255,870

[1]	Fund inception date was November 17, 2008.

See notes to financial statements.

MARCH 31, 2009

GLOBAL OPPORTUNITIES FUND	GLOBAL SCIENCE & TECHNOLOGY FUND		HERITAGE GROWTH FUND
Period Ended March 31, 2009[1] (Unaudited)	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008

$(55,465)	$(268,778)	$(1,853,536)	$248,913	$618,086

290,561	(28,431,784)	(3,525,493)	(8,832,984)	2,923,875
—	—	35,850	46,310	187,516

2,427,249	5,682,520	(60,039,104)	(14,207,611)	(36,207,407)

2,662,345	(23,018,042)	(65,382,283)	(22,745,372)	(32,477,930)

—	—	—	(167,143)	—
—	—	(17,434,195)	(220,964)	(14,407,067)

—	—	(17,434,195)	(388,107)	(14,407,067)

34,805,561	1,823,932	35,585,007	2,663,910	7,026,838
—	—	16,802,106	374,358	14,080,421
(709,758)	(17,657,376)	(91,579,559)	(16,571,293)	(87,728,948)
4,162	603	30,453	645	2,612

34,099,965	(15,832,841)	(39,161,993)	(13,532,380)	(66,619,077)

36,762,310	(38,850,883)	(121,978,471)	(36,665,859)	(113,504,074)

—	82,164,019	204,142,490	95,414,037	208,918,111

$36,762,310	$43,313,136	$82,164,019	$58,748,178	$95,414,037

$(55,465)	$(925,315)	$(656,537)	$245,877	$164,107

17,042,198	243,878	2,381,520	396,204	643,479
—	—	1,098,177	55,297	1,267,365
(343,183)	(2,422,429)	(7,049,819)	(2,422,792)	(7,926,581)

16,699,015	(2,178,551)	(3,570,122)	(1,971,291)	(6,015,737)

WASATCH FUNDS — Statements of Changes in Net Assets (continued)

	HERITAGE VALUE FUND		INTERNATIONAL GROWTH FUND
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008

Operations:
Net investment income (loss)	$16,309	$53,508	$(77,669)	$(578,642)
Net realized gain (loss) on investments and foreign currency translations	(1,501,260)	(776,364)	(52,594,142)	(6,811,237)
Net realized gain on options written	264,361	316,005	—	—
Net realized gain (loss) on short positions	—	(986)	—	—
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	344,490	(461,738)	(3,089,921)	(185,431,901)

Net decrease in net assets resulting from operations	(876,100)	(869,575)	(55,761,732)	(192,821,780)

Dividends paid from:
Net investment income	(47,255)	(40,797)	(466,090)	(14,999,689)
Net realized gains	—	(15,127)	—	(53,899,506)

	(47,255)	(55,924)	(466,090)	(68,899,195)

Capital share transactions:
Shares sold	725,532	3,275,032	5,744,015	56,044,771
Shares issued to holders in reinvestment of dividends	43,764	55,698	447,546	67,297,473
Shares redeemed	(669,077)	(1,046,240)	(44,313,574)	(201,780,070)
Redemption fees	185	791	5,207	36,035

Net increase (decrease)	100,404	2,285,281	(38,116,806)	(78,401,791)

Total increase (decrease) in net assets	(822,951)	1,359,782	(94,344,628)	(340,122,766)

Net assets:
Beginning of period	3,792,166	2,432,384	194,779,919	534,902,685

End of period	$2,969,215	$3,792,166	$100,435,291	$194,779,919

Undistributed net investment income (loss) included in net assets at end of period	$2,948	$33,894	$(7,041,172)	$(6,497,413)

Capital share transactions — shares:
Shares sold	109,007	334,711	652,319	2,743,933
Shares issued to holders in reinvestment of dividends	6,723	5,678	50,513	3,356,483
Shares redeemed	(102,412)	(114,532)	(5,079,490)	(11,547,140)

Net increase (decrease) in shares outstanding	13,318	225,857	(4,376,658)	(5,446,724)

See notes to financial statements.

MARCH 31, 2009

INTERNATIONAL OPPORTUNITIES FUND		MICRO CAP FUND		MICRO CAP VALUE FUND
Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008

$(184,669)	$(48,164)	$(646,851)	$(6,107,945)	$(515,484)	$(1,351,039)

(16,097,061)	(761,977)	(71,821,118)	4,651,383	(28,358,878)	(12,006,387)
—	21,037	—	—	1,253,052	2,052,817
—	112,630	—	—	—	605,545

1,317,493	(29,949,193)	(54,760,184)	(173,381,475)	(2,086,292)	(29,171,790)

(14,964,237)	(30,625,667)	(127,228,153)	(174,838,037)	(29,707,602)	(39,870,854)

(168,034)	(2,089,316)	(777,904)	—	—	—
—	(8,029,593)	—	(98,389,979)	—	(16,429,060)

(168,034)	(10,118,909)	(777,904)	(98,389,979)	—	(16,429,060)

18,943,214	41,682,055	11,505,784	16,149,674	5,595,806	46,417,131
163,313	9,911,885	743,955	94,126,664	—	16,104,543
(8,973,863)	(11,598,986)	(51,814,885)	(109,078,570)	(21,737,114)	(28,353,838)
29,145	6,956	4,416	6,533	6,661	4,193

10,161,809	40,001,910	(39,560,730)	1,204,301	(16,134,647)	34,172,029

(4,970,462)	(742,666)	(167,566,787)	(272,023,715)	(45,842,249)	(22,127,885)

55,690,511	56,433,177	359,393,513	631,417,228	97,911,544	120,039,429

$50,720,049	$55,690,511	$191,826,726	$359,393,513	$52,069,295	$97,911,544

$(2,111,705)	$(1,759,002)	$(1,757,520)	$(332,765)	$(669,268)	$(153,784)

16,762,702	21,166,986	4,095,842	3,153,341	4,347,849	20,583,227
133,863	3,604,322	265,698	16,778,372	—	6,493,767
(7,693,237)	(5,453,107)	(18,259,675)	(20,943,978)	(16,927,302)	(12,980,831)

9,203,328	19,318,201	(13,898,135)	(1,012,265)	(12,579,453)	14,096,163

WASATCH FUNDS — Statements of Changes in Net Assets (continued)

	SMALL CAP GROWTH FUND		SMALL CAP VALUE FUND
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008

Operations:
Net investment income (loss)	$(1,386,860)	$(4,329,573)	$35,537	$694,357
Net realized gain (loss) on investments and foreign currency translations	(69,584,221)	10,759,204	(118,449,202)	(26,463,524)
Net realized gain on options written	—	—	426,158	1,264,596
Net realized gain (loss) on short positions	—	(847,296)	—	862,688
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	(110,525,246)	(265,175,462)	(9,410,012)	(116,642,157)

Net decrease in net assets resulting from operations	(181,496,327)	(259,593,127)	(127,397,519)	(140,284,040)

Dividends paid from:
Net investment income	—	—	—	(1,304,069)
Net realized gains	(1,539,215)	(120,648,854)	—	(141,790,472)
Return of Capital	—	—	—	—

	(1,539,215)	(120,648,854)	—	(143,094,541)

Capital share transactions:
Shares sold	63,555,424	154,963,117	17,679,581	66,338,622
Shares issued to holders in reinvestment of dividends	1,498,523	117,697,647	—	137,074,565
Shares redeemed	(109,138,942)	(232,359,422)	(73,502,742)	(243,774,324)
Redemption fees	37,383	53,796	5,380	16,798

Net increase (decrease)	(44,047,612)	40,355,138	(55,817,781)	(40,344,339)

Total increase (decrease) in net assets	(227,083,154)	(339,886,843)	(183,215,300)	(323,722,920)

Net assets:
Beginning of period	735,546,206	1,075,433,049	336,914,148	660,637,068

End of period	$508,463,052	$735,546,206	$153,698,848	$336,914,148

Undistributed net investment income (loss) included in net assets at end of period	$(1,592,668)	$(205,808)	$(539,370)	$(574,907)

Capital share transactions — shares:
Shares sold	3,152,549	4,910,006	9,580,947	18,735,565
Shares issued to holders in reinvestment of dividends	73,746	3,294,085	—	38,504,091
Shares redeemed	(5,523,567)	(7,263,863)	(40,861,174)	(64,253,288)

Net increase (decrease) in shares outstanding	(2,297,272)	940,228	(31,280,227)	(7,013,632)

See notes to financial statements.

MARCH 31, 2009

STRATEGIC INCOME FUND		ULTRA GROWTH FUND		INCOME EQUITY FUND
Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008

$463,505	$1,229,319	$(483,117)	$(1,971,029)	$8,572,387	$6,391,793

(5,106,528)	(3,227,582)	(50,197,217)	5,945,886	(63,464,698)	7,518
82,475	387,076	—	274,600	—	—
(86,106)	1,439,965	497,763	(414,078)	—	—

(2,160,817)	(4,016,554)	2,795,669	(87,629,925)	(187,991,476)	(89,835,019)

(6,807,471)	(4,187,776)	(47,386,902)	(83,794,546)	(242,883,787)	(83,435,708)

(458,552)	(1,057,146)	—	—	(8,729,451)	(6,063,576)
—	(2,217,011)	—	(32,302,048)	—	—
—	—	—	—	—	(112,239)

(458,552)	(3,274,157)	—	(32,302,048)	(8,729,451)	(6,175,815)

419,276	11,271,913	5,872,096	23,567,676	554,905,392	493,306,878
448,488	3,204,301	—	31,508,337	7,680,861	5,067,853
(1,484,695)	(8,749,445)	(18,507,379)	(63,614,008)	(153,720,658)	(76,053,584)
144	3,128	5,982	5,057	35,238	—

(616,787)	5,729,897	(12,629,301)	(8,532,938)	408,900,833	422,321,147

(7,882,810)	(1,732,036)	(60,016,203)	(124,629,532)	157,287,595	332,709,624

21,889,180	23,621,216	144,003,578	268,633,110	780,384,121	447,674,497

$14,006,370	$21,889,180	$83,987,375	$144,003,578	$937,671,716	$780,384,121

$88,998	$84,045	$(502,545)	$(19,428)	$385,196	$542,260

72,108	1,304,234	534,670	1,068,307	56,088,423	34,354,765
86,170	347,534	—	1,297,708	805,542	359,009
(283,316)	(926,251)	(1,723,009)	(2,896,081)	(15,890,251)	(5,377,107)

(125,038)	725,517	(1,188,339)	(530,066)	41,003,714	29,336,667

WASATCH FUNDS — Statements of Changes in Net Assets (continued)

	LONG/SHORT FUND		U.S. TREASURY FUND
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008

Operations:
Net investment income	$330,141	$506,511	$2,504,392	$4,603,385
Net realized gain (loss) on investments and foreign currency translations	(27,936,556)	(1,639,401)	10,594,381	2,091,586
Net realized gain on short positions	9,793,304	—	—	—
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	(2,803,916)	(4,654,306)	13,089,199	6,237,874

Net increase (decrease) in net assets resulting from operations	(20,617,027)	(5,787,196)	26,187,972	12,932,845

Dividends paid from:
Net investment income	(556,325)	(419,058)	(2,513,020)	(4,603,049)
Net realized gains	(1,579,189)	—	—	—
Return of Capital	—	(59,547)	—	—

	(2,135,514)	(478,605)	(2,513,020)	(4,603,049)

Capital share transactions:
Shares sold	35,244,484	51,821,912	94,667,009	78,165,995
Shares issued to holders in reinvestment of dividends	1,826,247	397,821	2,261,952	4,167,049
Shares redeemed	(37,913,934)	(11,249,918)	(80,384,122)	(85,104,785)
Redemption fees	4,920	—	245,639	73,908

Net increase (decrease)	(838,283)	40,969,815	16,790,478	(2,697,833)

Total increase (decrease) in net assets	(23,590,824)	34,704,014	40,465,430	5,631,963

Net assets:
Beginning of period	122,113,965	87,409,951	121,419,885	115,787,922

End of period	$98,523,141	$122,113,965	$161,885,315	$121,419,885

Undistributed net investment income (loss) included in net assets at end of period	$14,984	$241,168	$(8,575)	$53

Capital share transactions — shares:
Shares sold	4,029,357	4,496,374	5,576,253	5,302,453
Shares issued to holders in reinvestment of dividends	209,878	33,910	120,936	282,613
Shares redeemed	(4,283,076)	(987,313)	(4,616,994)	(5,828,618)

Net increase (decrease) in shares outstanding	(43,841)	3,542,971	1,080,195	(243,552)

See notes to financial statements.

MARCH 31, 2009

INCOME FUND
Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008

$1,525,187	$1,665,562

(463,235)	(247,963)
—	—

2,048,273	(2,942,965)

3,110,225	(1,525,366)

(1,657,101)	(1,804,021)
—	—
—	—

(1,657,101)	(1,804,021)

26,221,701	16,839,954
1,387,824	1,514,366
(21,854,867)	(12,925,350)
707	—

5,755,365	5,428,970

7,208,489	2,099,583

89,080,911	86,981,328

$96,289,400	$89,080,911

$(57,539)	$74,375

2,712,067	1,717,846
144,308	155,705
(2,267,791)	(1,324,409)

588,584	549,142

WASATCH FUNDS — Financial Highlights

CORE GROWTH FUND	Six Months Ended March 31 (Unaudited)	Year Ended September 30
(for a share outstanding throughout each period)	2009	2008	2007	2006	2005		2004

Net asset value, beginning of period	$26.38	$42.98	$41.08	$43.92	$38.49		$33.54

Income (loss) from investment operations:
Net investment income (loss)	0.05	0.19	(0.05)	0.17	0.56		0.13
Net realized and unrealized gains (losses) on investments	(8.77)	(8.98)	5.65	0.90	6.41		4.84
Net increase from payment by affiliate	—	—	—	—	—	[1]	—

Total from investment operations	(8.72)	(8.79)	5.60	1.07	6.97		4.97

Redemption fees (see Note 2)	— [1]	— [1]	— [1]	— [1]	—	[1]	— [1]

Less distributions:
Dividends from net investment income	(0.27)	—	(0.14)	(0.63)	(0.22)		(0.02)
Distributions from net realized gains	—	(7.81)	(3.56)	(3.28)	(1.32)		—

Total distributions	(0.27)	(7.81)	(3.70)	(3.91)	(1.54)		(0.02)

Net asset value, end of period	$17.39	$26.38	$42.98	$41.08	$43.92		$38.49

Total return[2]	(33.11)%	(24.82)%	14.28%	2.46%	18.58%	[4]	14.80%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$348,636	$645,769	$1,250,618	$1,381,027	$1,704,690		$1,496,969
Ratio of expenses to average net assets[3]	1.40%	1.21%	1.18%	1.17%	1.20%		1.21%
Ratio of net investment income (loss) to average net assets[3]	0.56%	0.52%	(0.09)%	0.38%	1.30%		0.34%
Portfolio turnover rate[2]	14%	44%	54%	42%	42%		47%

EMERGING MARKETS SMALL CAP FUND	Six Months Ended March 31 (Unaudited)	Period Ended September 30
(for a share outstanding throughout each period)	2009	2008[5]

Net asset value, beginning of period	$1.24	$2.00

Loss from investment operations:
Net investment income	—	—
Net realized and unrealized losses on investments	(0.42)	(0.76)

Total from investment operations	(0.42)	(0.76)

Redemption fees (see Note 2)	— [1]	— [1]

Total distributions	— [1]	— [1]

Net asset value, end of period	$0.82	$1.24

Total return[2]	(33.77)%	(37.88)%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$17,148	$36,176
Ratio of expenses to average net assets:
Net of waivers and reimbursements[3]	2.10%	2.10%
Before waivers and reimbursements[3]	3.63%	2.67%
Ratio of net investment income (loss) to average net assets:
Net of waivers and reimbursements[3]	(0.46)%	0.27%
Before waivers and reimbursements[3]	(1.99)%	(0.29)%
Portfolio turnover rate[2]	51%	38%
[1]	Represents amounts less than $.005 per share.

[2]	Not annualized for periods less than one year.

[3]	Annualized.
[4]

In 2005, 0.03% of the Fund’s total return consisted of a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Fund’s cross-trading policies. Excluding this item, the total return would have been 18.55%.

[5]	Fund inception date was October 1, 2007.

See notes to financial statements.

MARCH 31, 2009

GLOBAL OPPORTUNITIES FUND	Period Ended March 31 (Unaudited)
(for a share outstanding throughout each period)	2009[1]

Net asset value, beginning of period	$2.00

Income from investment operations:
Net investment income (loss)	—
Net realized and unrealized gains on investments	0.20

Total from investment operations	0.20

Redemption fees (see Note 2)	— [2]

Total distributions	—

Net asset value, end of period	$2.20

Total return[3]	10.00%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$36,762
Ratio of expenses to average net assets:
Net of waivers and reimbursements[4]	2.25%
Before waivers and reimbursements[4]	2.91%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements[4]	(0.55)%
Before waivers and reimbursements[4]	(1.21)%
Portfolio turnover rate[3]	9%

GLOBAL SCIENCE & TECHNOLOGY FUND	Six Months Ended March 31 (Unaudited)	Year Ended September 30
(for a share outstanding throughout each period)	2009	2008	2007	2006	2005		2004

Net asset value, beginning of period	$10.31	$17.69	$13.97	$12.98	$10.15		$10.73

Income (loss) from investment operations:
Net investment loss	(0.08)	(0.25)	(0.12)	(0.14)	(0.16)		(0.18)
Net realized and unrealized gains (losses) on investments	(2.75)	(5.65)	4.43	1.40	2.99		(0.41)
Net increase from payment by affiliate	—	—	—	—	—	[2]	—

Total from investment operations	(2.83)	(5.90)	4.31	1.26	2.83		(0.59)

Redemption fees (see Note 2)	— [2]	— [2]	— [2]	— [2]	—	[2]	0.01

Less distributions:
Dividends from net investment income	—	—	—	—	—		—
Distributions from net realized gains	—	(1.48)	(0.59)	(0.27)	—		—

Total distributions	—	(1.48)	(0.59)	(0.27)	—		—

Net asset value, end of period	$7.48	$10.31	$17.69	$13.97	$12.98		$10.15

Total return[3]	(27.45)%	(36.07)%	31.63%	9.81%	27.88%	[5]	(5.49)%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$43,313	$82,164	$204,142	$126,359	$89,353		$69,301
Ratio of expenses to average net assets:
Net of waivers and reimbursements[4]	1.95%	1.92%	1.85%	1.94%	1.95%		1.95%
Before waivers and reimbursements[4]	2.28%	1.92%	1.85%	1.94%	1.97%		1.97%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements[4]	(1.08)%	(1.24)%	(0.97)%	(1.15)%	(1.52)%		(1.66)%
Before waivers and reimbursements[4]	(1.41)%	(1.24)%	(0.97)%	(1.15)%	(1.54)%		(1.68)%
Portfolio turnover rate[3]	25%	89%	78%	58%	80%		55%

[1]	Fund inception date was November 17, 2008.

[2]	Represents amounts less than $.005 per share.

[3]	Not annualized for periods less than one year.

[4]	Annualized.
[5]	In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return.

See notes to financial statements.

WASATCH FUNDS — Financial Highlights (continued)

HERITAGE GROWTH FUND	Six Months Ended March 31 (Unaudited)	Year or Period Ended September 30
(for a share outstanding throughout each period)	2009	2008	2007		2006	2005		2004[1]
Net asset value, beginning of period	$9.00	$12.57	$11.40		$11.43	$9.86		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.03	0.06	(0.01)		— [2]	0.02		—	[2]
Net realized and unrealized gains (losses) on investments	(2.18)	(2.57)	1.53		0.28	1.55		(0.14)
Net increase from payment by affiliate	—	—	—		—	—	[2]	—

Total from investment operations	(2.15)	(2.51)	1.52		0.28	1.57		(0.14)

Redemption fees (see Note 2)	— [2]	— [2]	—	[2]	— [2]	—	[2]	—	[2]

Less distributions:
Dividends from net investment income	(0.02)	—	—	[2]	(0.01)	—		—
Distributions from net realized gains	(0.02)	(1.06)	(0.35)		(0.30)	—	[2]	—

Total distributions	(0.04)	(1.06)	(0.35)		(0.31)	—		—

Net asset value, end of period	$6.81	$9.00	$12.57		$11.40	$11.43		$9.86

Total return[3]	(23.87)%	(21.54)%	13.59%		2.46%	15.95%	[5]	(1.40)%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$58,748	$95,414	$208,918		$244,380	$304,670		$128,136
Ratio of expenses to average net assets:
Net of waivers and reimbursements[4]	0.95%	0.95%	0.95%		0.95%	0.95%		0.95%
Before waivers and reimbursements[4]	1.27%	1.01%	0.95%		0.95%	0.99%		1.26%
Ratio of net investment income (loss) to average net assets:
Net of waivers and reimbursements[4]	0.78%	0.44%	(0.06)%		0.01%	0.17%		(0.01)%
Before waivers and reimbursements[4]	0.46%	0.38%	(0.06)%		0.01%	0.13%		(0.32)%
Portfolio turnover rate[3]	19%	48%	56%		54%	36%		5%

HERITAGE VALUE FUND	Six Months Ended March 31 (Unaudited)	Year or Period Ended September 30
(for a share outstanding throughout each period)	2009	2008	2007[6]

Net asset value, beginning of period	$8.18	$10.23	$10.00

Income (loss) from investment operations:
Net investment income	0.03	0.08	0.01
Net realized and unrealized gains (losses) on investments	(1.88)	(1.99)	0.22

Total from investment operations	(1.85)	(1.91)	0.23

Redemption fees (see Note 2)	— [2]	— [2]	—	[2]

Less distributions:
Dividends from net investment income	(0.10)	(0.10)	—
Distributions from net realized gains	—	(0.04)	—

Total distributions	(0.10)	(0.14)	—

Net asset value, end of period	$6.23	$8.18	$10.23

Total return[3]	(22.23)%	(19.42)%	2.40%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$2,969	$3,792	$2,432
Ratio of expenses to average net assets:
Net of waivers and reimbursements[4]	0.95%	0.95%	0.95%
Before waivers and reimbursements[4]	3.82%	3.89%	24.78%
Ratio of net investment income (loss) to average net assets:
Net of waivers and reimbursements[4]	1.09%	1.31%	1.49%
Before waivers and reimbursements[4]	(1.78)%	(1.63)%	(22.34)%
Portfolio turnover rate[3]	136%	246%	0%
[1]	Fund inception date was June 18, 2004.

[2]	Represents amounts less than $.005 per share.

[3]	Not annualized for periods less than one year.

[4]	Annualized.
[5]	In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return.

[6]	Fund inception date was August 30, 2007.

See notes to financial statements.

MARCH 31, 2009

INTERNATIONAL GROWTH FUND	Six Months Ended March 31 (Unaudited)		Year Ended September 30
(for a share outstanding throughout each period)	2009		2008	2007	2006		2005		2004

Net asset value, beginning of period	$11.83		$24.42	$21.83	$18.50		$14.71		$12.06

Income (loss) from investment operations:
Net investment income (loss)	(0.16)		(0.28)	0.03	(0.09)		(0.10)		(0.11)
Net realized and unrealized gains (losses) on investments	(3.33)		(9.19)	6.61	3.42		3.91		2.76
Net increase from payment by affiliate	—		—	—	—		0.01		—

Total from investment operations	(3.49)		(9.47)	6.64	3.33		3.82		2.65

Redemption fees (see Note 2)	—	[1]	— [1]	— [1]	—	[1]	—	[1]	—	[1]

Less distributions:
Dividends from net investment income	(0.03)		(0.68)	—	—		—		—
Distributions from net realized gains	—		(2.44)	(4.05)	—	[1]	(0.03)		—

Total distributions	(0.03)		(3.12)	(4.05)	—	[1]	(0.03)		—

Net asset value, end of period	$8.31		$11.83	$24.42	$21.83		$18.50		$14.71

Total return[2]	(29.49)%		(44.01)%	34.02%	18.00%	[5]	26.02%	[4]	21.97%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$100,435		$194,780	$534,903	$383,135		$338,792		$196,990
Ratio of expenses to average net assets:
Net of waivers and reimbursements[3]	1.96%	[6]	1.83%	1.76%	1.78%		1.84%		1.92%
Before waivers and reimbursements[3]	2.11%	[6]	1.83%	1.76%	1.78%		1.84%		1.92%
Ratio of net investment income (loss) to average net assets:
Net of waivers and reimbursements[3]	(0.13)%		(0.15)%	0.11%	(0.42)%		(0.64)%		(1.06)%
Before waivers and reimbursements[3]	(0.28)%		(0.15)%	0.11%	(0.42)%		(0.64)%		(1.06)%
Portfolio turnover rate[2]	30%		44%	60%	64%		32%		31%

INTERNATIONAL OPPORTUNITIES FUND	Six Months Ended March 31 (Unaudited)		Year or Period Ended September 30
(for a share outstanding throughout each period)	2009		2008	2007	2006		2005[7]

Net asset value, beginning of period	$1.60		$3.65	$2.71	$2.19		$2.00

Income (loss) from investment operations:
Net investment gain (loss)	—		0.07	(0.01)	(0.01)		—	[1]
Net realized and unrealized gains (losses) on investments	(0.45)		(1.45)	1.13	0.53		0.19

Total from investment operations	(0.45)		(1.38)	1.12	0.52		0.19

Redemption fees (see Note 2)	—	[1]	— [1]	— [1]	—	[1]	—	[1]

Less distributions:
Dividends from net investment income	—	[1]	(0.14)	— [1]	—		—
Distributions from net realized gains	—		(0.53)	(0.18)	—		—

Total distributions	—		(0.67)	(0.18)	—		—

Net asset value, end of period	$1.15		$1.60	$3.65	$2.71		$2.19

Total return[2]	(27.85)%		(45.33)%	42.73%	23.74%		9.50%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$50,720		$55,691	$56,433	$36,839		$29,440
Ratio of expenses to average net assets:
Net of waivers and reimbursements[3]	2.27%	[8]	2.25%	2.25%	2.25%		2.25%
Before waivers and reimbursements[3]	3.01%	[8]	2.59%	2.51%	2.62%		3.09%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements[3]	(0.85)%		(0.09)%	(0.18)%	(0.29)%		(0.21)%
Before waivers and reimbursements[3]	(1.59)%		(0.43)%	(0.44)%	(0.66)%		(1.05)%
Portfolio turnover rate[2]	35%		63%	54%	43%		12%

[1]	Represents amounts less than $.005 per share.

[2]	Not annualized for periods less than one year.

[3]	Annualized.

[4]

In 2005, 0.07% of the Fund’s total return consisted of a voluntary reimbursement by the Advisor for a realized investment loss. Excluding this item, the total return would have been 25.95%. The Fund’s total return also included, in 2005, a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return.

[5]	In 2006, the Fund’s total return included a voluntary reimbursement by the Advisor for an amount relating to an incorrect settlement that had no impact on the total return.

[6]	Includes interest expense of 0.01%.

[7]	Fund inception date was January 27, 2005.

[8]	Includes interest expense of 0.02%.

See notes to financial statements.

WASATCH FUNDS — Financial Highlights (continued)

MICRO CAP FUND	Six Months Ended March 31 (Unaudited)	Year Ended September 30
(for a share outstanding throughout each period)	2009	2008	2007	2006	2005	2004

Net asset value, beginning of period	$4.14	$7.19	$6.79	$7.58	$7.05	$6.98

Income (loss) from investment operations:
Net investment loss	(0.01)	(0.07)	(0.09)	(0.10)	(0.11)	(0.15)
Net realized and unrealized gains (losses) on investments	(1.49)	(1.81)	1.29	0.65	1.70	0.81
Net increase from payment by affiliate	—	—	—	—	— [1]	—

Total from investment operations	(1.50)	(1.88)	1.20	0.55	1.59	0.66

Redemption fees (see Note 2)	— [1]	— [1]	— [1]	— [1]	— [1]	— [1]

Less distributions:
Dividends from net investment income	(0.01)	—	—	—	—	—
Distributions from net realized gains	—	(1.17)	(0.80)	(1.34)	(1.06)	(0.59)

Total distributions	(0.01)	(1.17)	(0.80)	(1.34)	(1.06)	(0.59)

Net asset value, end of period	$2.63	$4.14	$7.19	$6.79	$7.58	$7.05

Total return[2]	(36.25)%	(30.46)%	18.72%	8.51%	26.42% [4]	9.96%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$191,827	$359,394	$631,417	$583,901	$579,244	$518,291
Ratio of expenses to average net assets:
Net of waivers and reimbursements[3]	2.29%	2.16%	2.14%	2.14%	2.18%	2.19%
Before waivers and reimbursements[3]	2.30%	2.16%	2.14%	2.14%	2.18%	2.19%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements[3]	(0.59)%	(1.26)%	(1.25)%	(1.39)%	(1.58)%	(1.95)%
Before waivers and reimbursements[3]	(0.60)%	(1.26)%	(1.25)%	(1.39)%	(1.58)%	(1.95)%
Portfolio turnover rate[2]	26%	54%	48%	46%	50%	56%

MICRO CAP VALUE FUND	Six Months Ended March 31 (Unaudited)	Year or Period Ended September 30
(for a share outstanding throughout each period)	2009	2008	2007	2006	2005	2004

Net asset value, beginning of period	$1.80	$2.98	$2.93	$2.72	$2.57	$2.09

Income (loss) from investment operations:
Net investment loss	(0.01)	(0.02)	(0.03)	(0.03)	(0.04)	(0.05)
Net realized and unrealized gains (losses) on investments	(0.54)	(0.75)	0.64	0.50	0.49	0.53
Net increase from payment by affiliate	—	—	—	—	— [1]	—

Total from investment operations	(0.55)	(0.77)	0.61	0.47	0.45	0.48

Redemption fees (see Note 2)	— [1]	— [1]	— [1]	— [1]	— [1]	— [1]

Less distributions:
Distributions from net realized gains	—	(0.41)	(0.56)	(0.26)	(0.30)	— [1]

Total distributions	—	(0.41)	(0.56)	(0.26)	(0.30)	—

Net asset value, end of period	$1.25	$1.80	$2.98	$2.93	$2.72	$2.57

Total return[2]	(30.56)%	(29.67)%	22.84%	18.89%	19.87%[5]	23.06%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$52,069	$97,912	$120,039	$95,508	$86,903	$84,835
Ratio of expenses to average net assets:
Net of waivers and reimbursements3 6	2.25%	2.25%	2.25%	2.25%	2.25%	2.27%
Before waivers and reimbursements[3]	2.65%	2.35%	2.30%	2.33%	2.36%	2.38%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements[3]	(1.74)%	(1.21)%	(1.06)%	(0.99)%	(1.41)%	(1.76)%
Before waivers and reimbursements[3]	(2.14)%	(1.31)%	(1.11)%	(1.07)%	(1.52)%	(1.87)%
Portfolio turnover rate[2]	77%	144%	105%	95%	85%	101%

[1]	Represents amounts less than $.005 per share.

[2]	Not annualized for periods less than one year.

[3]	Annualized.

[4]	In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return.
[5]	In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for a realized investment loss that had no impact on the total return.

[6]

On February 1, 2004, the Advisor reduced the contractual expense limitation from 2.50% to 2.25% through January 31, 2005. As a result, the effective expense ratio net of waivers and reimbursements for the period ended September 30, 2004 was 2.27%.

See notes to financial statements.

MARCH 31, 2009

SMALL CAP GROWTH FUND	Six Months Ended March 31 (Unaudited)	Year Ended September 30
(for a share outstanding throughout each period)	2009	2008	2007	2006	2005		2004

Net asset value, beginning of period	$26.50	$40.10	$36.99	$41.23	$34.94		$32.43

Income (loss) from investment operations:
Net investment loss	(0.06)	(0.16)	(0.25)	(0.26)	(0.25)		(0.33)
Net realized and unrealized gains (losses) on investments	(6.41)	(8.85)	6.28	0.84	7.32		3.01
Net increase from payment by affiliate	—	—	—	—	—	[1]	—

Total from investment operations	(6.47)	(9.01)	6.03	0.58	7.07		2.68

Redemption fees (see Note 2)	— [1]	— [1]	— [1]	— [1]	—	[1]	— [1]

Less distributions:
Distributions from net realized gains	(0.06)	(4.59)	(2.92)	(4.82)	(0.78)		(0.17)

Total distributions	(0.06)	(4.59)	(2.92)	(4.82)	(0.78)		(0.17)

Net asset value, end of period	$19.97	$26.50	$40.10	$36.99	$41.23		$34.94

Total return[2]	(24.43)%	(25.42)%	16.94%	1.40%	20.73%[4]		8.27%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$508,463	$735,546	$1,075,433	$1,234,978	$1,357,862		$1,191,702
Ratio of expenses to average net assets[3]	1.35%	1.21%	1.19%	1.18% [5]	1.18%		1.20%
Ratio of net investment loss to average net assets[3]	(0.53)%	(0.47)%	(0.52)%	(0.64)%	(0.62)%		(0.91)%
Portfolio turnover rate[2]	38%	51%	43%	41%	36%		41%

SMALL CAP VALUE FUND	Six Months Ended March 31 (Unaudited)	Year Ended September 30
(for a share outstanding throughout each period)	2009	2008	2007	2006	2005		2004

Net asset value, beginning of period	$2.82	$5.22	$5.29	$5.67	$5.54		$4.62

Income (loss) from investment operations:
Net investment income (loss)	—	0.01	0.01	0.05	0.05		(0.01)
Net realized and unrealized gains (losses) on investments	(1.08)	(1.11)	0.67	0.36	0.86		0.93
Net increase from payment by affiliate	—	—	—	—	—	[1]	—

Total from investment operations	(1.08)	(1.10)	0.68	0.41	0.91		0.92

Redemption fees (see Note 2)	— [1]	— [1]	— [1]	— [1]	—	[1]	— [1]

Less distributions:
Dividends from net investment income	—	(0.01)	(0.04)	(0.07)	—		—
Distributions from net realized gains	—	(1.29)	(0.71)	(0.72)	(0.78)		— [1]

Total distributions	—	(1.30)	(0.75)	(0.79)	(0.78)		—

Net asset value, end of period	$1.74	$2.82	$5.22	$5.29	$5.67		$5.54

Total return[2]	(38.30)%	(26.26)%	13.32%	7.88%	19.47%	[6]	19.73%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$153,699	$336,914	$660,637	$664,625	$734,842		$734,266
Ratio of expenses to average net assets:
Net of waivers and reimbursements[3]	1.95%	1.76%	1.69%	1.68%	1.72%		1.73%
Before waivers and reimbursements[3]	2.02%	1.76%	1.69%	1.68%	1.72%		1.73%
Ratio of net investment income (loss) to average net assets:
Net of waivers and reimbursements[3]	0.04%	0.15%	0.18%	0.81%	0.94%		(0.26)%
Before waivers and reimbursements[3]	(0.03)%	0.15%	0.18%	0.81%	0.94%		(0.26)%
Portfolio turnover rate[2]	48%	78%	84%	40%	43%		56%
[1]	Represents amounts less than $.005 per share.

[2]	Not annualized for periods less than one year.

[3]	Annualized.
[4]

In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return. The effect of net realized gains on the disposal of investments in violation of an investment restriction on total return was less than .01%.

[5]	In 2006, the Fund received a reimbursement of investment advisory fees, which had an impact on the Fund’s expense ratio of less than 0.01%.

[6]	In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return.

See notes to financial statements.

WASATCH FUNDS — Financial Highlights (continued)

STRATEGIC INCOME FUND	Six Months Ended March 31 (Unaudited)	Year or Period Ended September 30

(for a share outstanding throughout each period)	2009	2008	2007	2006[1]
Net asset value, beginning of period	$7.62	$11.00	$10.48	$10.00

Income (loss) from investment operations:
Net investment income	0.17	0.55	0.48	0.31
Net realized and unrealized gains (losses) on investments	(2.52)	(2.29)	0.54	0.44

Total from investment operations	(2.35)	(1.74)	1.02	0.75

Redemption fees (see Note 2)	— [2]	— [2]	0.01	— [2]

Less distributions:
Dividends from net investment income	(0.17)	(0.50)	(0.47)	(0.27)
Distributions from net realized gains	—	(1.14)	(0.04)	—

Total distributions	(0.17)	(1.64)	(0.51)	(0.27)

Net asset value, end of period	$5.10	$7.62	$11.00	$10.48

Total return[3]	(30.91)%	(18.17)%	9.77%	7.58%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$14,006	$21,889	$23,621	$12,732
Ratio of expenses to average net assets (including interest expense and dividend payments for securities sold short):
Net of waivers and reimbursements[4]	1.09%	0.97%	1.05%	0.95%
Before waivers and reimbursements[4]	1.76%	1.46%	1.57%	2.66%
Ratio of expenses to average net assets (excluding interest expense and dividend payments for securities sold short):
Net of waivers and reimbursements[4]	0.95%	0.95%	0.95%	0.95%
Before waivers and reimbursements[4]	1.62%	1.44%	1.47%	2.66%
Ratio of net investment income to average net assets:
Net of waivers and reimbursements[4]	6.24%	5.96%	4.14%	5.40%
Before waivers and reimbursements[4]	5.57%	5.47%	3.62%	3.69%
Portfolio turnover rate[3]	41%	81%	86%	14%

ULTRA GROWTH FUND	Six Months Ended March 31 (Unaudited)	Year Ended September 30

(for a share outstanding throughout each period)	2009	2008	2007	2006	2005	2004
Net asset value, beginning of period	$15.76	$27.78	$24.09	$27.98	$24.07	$25.43

Income (loss) from investment operations:
Net investment loss	(0.06)	(0.22)	(0.33)	(0.34)	(0.38)	(0.42)
Net realized and unrealized gains (losses) on investments	(5.14)	(8.28)	5.80	0.23	5.26	(0.68)
Net increase from payment by affiliate	—	—	—	— [2]	— [2]	—

Total from investment operations	(5.20)	(8.50)	5.47	(0.11)	4.88	(1.10)

Redemption fees (see Note 2)	— [2]	— [2]	— [2]	— [2]	— [2]	— [2]

Less distributions:
Distributions from net realized gains	—	(3.52)	(1.78)	(3.78)	(0.97)	(0.26)

Total distributions	—	(3.52)	(1.78)	(3.78)	(0.97)	(0.26)

Net asset value, end of period	$10.56	$15.76	$27.78	$24.09	$27.98	$24.07

Total return[3]	(32.95)%	(35.09)%	23.80%	(0.48)%	21.00%[5]	(4.44)%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$83,987	$144,004	$268,633	$306,406	$389,894	$427,013
Ratio of expenses to average net assets:
Net of waivers and reimbursements[4]	1.75%	1.53%	1.49%	1.48%	1.50%	1.50%
Before waivers and reimbursements[4]	1.82%	1.53%	1.49%	1.48%	1.50%	1.50%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements[4]	(1.06)%	(0.93)%	(1.12)%	(1.19)%	(1.30)%	(1.39)%
Before waivers and reimbursements[4]	(1.13)%	(0.93)%	(1.12)%	(1.19)%	(1.30)%	(1.39)%
Portfolio turnover rate[3]	41%	84%	55%	76%	65%	67%
[1]	Fund inception date was February 1, 2006.

[2]	Represents amounts less than $.005 per share.

[3]	Not annualized for periods less than one year.

[4]	Annualized.
[5]	In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return.

See notes to financial statements.

MARCH 31, 2009

WASATCH-1ST SOURCE INCOME EQUITY FUND	Six Months Ended March 31 (Unaudited)	Period Ended September 30	Year Ended March 31
(for a share outstanding throughout each period)	2009	2008[1]	2008	2007	2006	2005

Net asset value, beginning of period	$12.93	$14.44	$14.80	$14.14	$13.61	$12.16

Income (loss) from investment operations:
Net investment income	0.09	0.14 [2]	0.21	0.22	0.17	0.14
Net realized and unrealized gains (losses) on investments	(3.67)	(1.52)	0.31	1.66	2.10	1.91

Total from investment operations	(3.58)	(1.38)	0.52	1.88	2.27	2.05

Redemption fees (see Note 2)	— [3]	—	—	—	—	—

Less distributions:
Dividends from net investment income	(0.10)	(0.13)	(0.21)	(0.21)	(0.18)	(0.13)
Distributions from net realized gains	—	—	(0.67)	(1.01)	(1.56)	(0.47)

Total distributions	(0.10)	(0.13)	(0.88)	(1.22)	(1.74)	(0.60)

Net asset value, end of period	$9.25	$12.93	$14.44	$14.80	$14.14	$13.61

Total return[4]	(27.69)%	(9.65)%	3.22%	13.69%	17.72%	17.17%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$937,672	$780,384	$447,674	$167,133	$129,508	$103,127
Ratio of expenses to average net assets:
Net of waivers and reimbursements[5]	1.09%	1.04%	1.13%	1.15%	1.19%	1.19%
Before waivers and reimbursements[5]	1.18%	1.29%	1.38%	1.40%	1.45%	1.44%
Ratio of net investment income to average net assets:
Net of waivers and reimbursements[5]	2.15%	1.99%	1.43%	1.52%	1.25%	1.10%
Before waivers and reimbursements[5]	2.06%	1.74%	1.18%	1.27%	0.99%	0.85%
Portfolio turnover rate[4]	8%	5%	36%	26%	37%	44%

WASATCH-1ST SOURCE LONG/SHORT FUND	Six Months Ended March 31 (Unaudited)	Period Ended September 30	Year Ended March 31
(for a share outstanding throughout each period)	2009	2008[1]	2008	2007	2006	2005

Net asset value, beginning of period	$10.81	$11.27	$11.59	$11.21	$10.69	$10.59

Income (loss) from investment operations:
Net investment income	0.03	0.05 [2]	0.27	0.26	0.21	0.08
Net realized and unrealized gains (losses) on investments	(1.89)	(0.46)	0.02	0.90	0.71	0.35

Total from investment operations	(1.86)	(0.41)	0.29	1.16	0.92	0.43

Redemption fees (see Note 2)	— [3]	—	—	—	—	—

Less distributions:
Dividends from net investment income	(0.05)	(0.05)	(0.28)	(0.28)	(0.20)	(0.09)
Distributions from net realized gains	(0.15)	—	(0.33)	(0.50)	(0.20)	(0.24)

Total distributions	(0.20)	(0.05)	(0.61)	(0.78)	(0.40)	(0.33)

Net asset value, end of period	$8.75	$10.81	$11.27	$11.59	$11.21	$10.69

Total return[4]	(17.17)%	(3.66)%	2.34%	10.44%	8.80%	4.07%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$98,523	$122,114	$87,410	$53,894	$29,831	$25,127
Ratio of expenses to average net assets (including dividend payments for securities sold short):
Net of waivers and reimbursements[5]	1.88%	1.77%	1.75%	1.84%	1.72%	1.71%
Before waivers and reimbursements[5]	1.99%	2.02%	2.00%	2.09%	1.98%	1.97%
Ratio of expenses to average net assets (excluding dividend payments for securities sold short):
Net of waivers and reimbursements[5]	1.48%	1.46%	1.57%	1.56%	1.63%	1.64%
Before waivers and reimbursements[5]	1.59%	1.71%	1.82%	1.81%	1.89%	1.90%
Ratio of net investment income to average net assets:
Net of waivers and reimbursements[5]	0.69%	0.95%	2.25%	2.40%	1.98%	0.76%
Before waivers and reimbursements[5]	0.58%	0.70%	2.00%	2.15%	1.72%	0.50%
Portfolio turnover rate[4]	92%	71%	179%	172%	123%	206%
[1]	Effective September 19, 2008, the Fund changed its fiscal year end to September 30.

[2]	Average shares method used in calculation.

[3]	Represents amounts less than $.005 per share.
[4]	Not annualized for periods less than one year.

[5]	Annualized.

See notes to financial statements.

WASATCH FUNDS — Financial Highlights (continued)	MARCH 31, 2009

U.S. TREASURY FUND	Six Months Ended March 31 (Unaudited)		Year Ended September 30
(for a share outstanding throughout each period)	2009	2008	2007	2006	2005	2004

Net asset value, beginning of period	$14.95	$13.84	$14.12	$14.68	$13.77	$13.68

Income (loss) from investment operations:
Net investment income	0.27	0.58	0.64	0.39	0.45	0.70
Net realized and unrealized gains (losses) on investments	2.61	1.10	(0.29)	(0.24)	1.05	0.11

Total from investment operations	2.88	1.68	0.35	0.15	1.50	0.81

Redemption fees (see Note 2)	0.03	0.01	0.01	0.01	0.01	0.01

Less distributions:
Dividends from net investment income	(0.27)	(0.58)	(0.64)	(0.72)	(0.60)	(0.73)
Distributions from net realized gains	—	—	—	—	—	—

Total distributions	(0.27)	(0.58)	(0.64)	(0.72)	(0.60)	(0.73)

Net asset value, end of period	$17.59	$14.95	$13.84	$14.12	$14.68	$13.77

Total return[1]	19.35%	12.33%	2.68%	1.21%	11.41%	6.27%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$161,885	$121,240	$115,788	$204,994	$82,599	$45,088
Ratio of expenses to average net assets:
Net of waivers and reimbursements[2]	0.75%	0.74%	0.71%	0.72%	0.75%	0.75%
Before waivers and reimbursements[2]	0.76%	0.74%	0.71%	0.72%	0.86%	0.94%
Ratio of net investment income to average net assets:
Net of waivers and reimbursements[2]	3.14%	3.85%	4.23%	4.21%	4.01%	4.50%
Before waivers and reimbursements[2]	3.13%	3.85%	4.23%	4.21%	3.90%	4.31%
Portfolio turnover rate[1]	48%	31%	19%	2%	19%	4%

WASATCH-1ST SOURCE INCOME FUND	Six Months Ended March 31 (Unaudited)	Period Ended September 30	Year Ended March 31
(for a share outstanding throughout each period)	2009	2008[3]	2008	2007	2006	2005

Net asset value, beginning of period	$9.59	$9.95	$9.73	$9.63	$9.88	$10.34

Income (loss) from investment operations:
Net investment income	0.16	0.18 [4]	0.40	0.38	0.33	0.29
Net realized and unrealized gains (losses) on investments	0.18	(0.35)	0.24	0.13	(0.18)	(0.37)

Total from investment operations	0.34	(0.17)	0.64	0.51	0.15	(0.08)

Redemption fees (see Note 2)	— [5]	—	—	—	—	—

Less distributions:
Dividends from net investment income	(0.18)	(0.19)	(0.42)	(0.41)	(0.40)	(0.38)
Distributions from net realized gains	—	—	—	—	—	—

Total distributions	(0.18)	(0.19)	(0.42)	(0.41)	(0.40)	(0.38)

Net asset value, end of period	$9.75	$9.59	$9.95	$9.73	$9.63	$9.88

Total return[1]	3.57%	(1.69)%	6.74%	5.43%	1.52%	(0.76)%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$96,289	$89,081	$86,981	$78,921	$72,874	$75,445
Ratio of expenses to average net assets:
Net of waivers and reimbursements[2]	0.85%	0.87%	0.95%	0.92%	0.95%	0.93%
Before waivers and reimbursements[2]	0.95%	1.12%	1.20%	1.17%	1.21%	1.19%
Ratio of net investment income to average net assets:
Net of waivers and reimbursements[2]	3.43%	3.66%	4.05%	3.95%	3.36%	2.84%
Before waivers and reimbursements[2]	3.33%	3.41%	3.80%	3.70%	3.10%	2.58%
Portfolio turnover rate[1]	18%	15%	56%	59%	70%	79%
[1]	Not annualized for periods less than one year.

[2]	Annualized.

[3]	Effective September 19, 2008, the Fund changed its fiscal year end to September 30.
[4]	Average shares method used in calculation.

[5]	Represents amounts less than $.005 per share.

See notes to financial statements.

WASATCH FUNDS — Notes to Financial Statements	MARCH 31, 2009

1. ORGANIZATION

Wasatch Funds, Inc. is a Minnesota corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and consists of 18 series or “funds” (each a “Fund” and collectively the “Funds”). The Core Growth Fund, Global Science & Technology Fund, Heritage Growth Fund, International Growth Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Ultra Growth Fund, Wasatch-1st Source Income Equity Fund, Wasatch-Hoisington U.S. Treasury Fund (“U.S. Treasury Fund”), and Wasatch-1st Source Income Fund are each diversified funds. The Emerging Markets Small Cap Fund, Global Opportunities Fund, Heritage Value Fund, International Opportunities Fund, Strategic Income Fund, and Wasatch-1st Source Long/Short Fund are each non-diversified funds. Each Fund maintains its own investment objective. The Funds have entered into an investment advisory agreement with Wasatch Advisors, Inc. (the “Advisor”) as investment advisor.

The Core Growth Fund, Emerging Markets Small Cap Fund, Global Opportunities Fund, Global Science & Technology Fund, Heritage Growth Fund, Heritage Value Fund, International Growth Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Strategic Income Fund, Ultra Growth Fund, Wasatch-1st Source Income Equity Fund, and Wasatch-1st Source Long/Short Fund are referred to herein as the “Equity Funds.”

1st Source Corporation Investment Advisors, Inc. (“1st Source”) signed an asset purchase agreement with Wasatch Advisors, Inc. (“Wasatch”) relating to the acquisition by Wasatch of the assets related to 1st Source’s mutual fund advisory business. At a Special Meeting of the Shareholders of the 1st Source Monogram Income Fund, a series of The Coventry Group, held on December 11, 2008, the shareholders of 1st Source Monogram Income Fund approved the acquisition of all of the assets of the 1st Source Monogram Income Fund by the Wasatch-1st Source Income Fund in exchange for shares of the Wasatch-1st Source Income Fund and the assumption of all liabilities of the 1st Source Monogram Income Fund by the Wasatch-1st Source Income Fund and the subsequent liquidation and dissolution of the 1st Source Monogram Income Fund.

At a Special Meeting of the Shareholders of the 1st Source Monogram Income Equity Fund, a series of The Coventry Group, held on December 11, 2008, the shareholders of 1st Source Monogram Income Equity Fund approved the acquisition of all of the assets of the 1st Source Monogram Income Equity Fund by the Wasatch-1st Source Income Equity Fund in exchange for shares of the Wasatch-1st Source Income Equity Fund and the assumption of all liabilities of the 1st Source Monogram Income Equity Fund by the Wasatch-1st Source Income Equity Fund and the subsequent liquidation and dissolution of the 1st Source Monogram Income Equity Fund.

At a Special Meeting of the Shareholders of the 1st Source Monogram Long/Short Fund, a series of The Coventry Group, held on December 11, 2008, the shareholders of 1st Source Monogram Long/Short Fund approved the acquis-

ition of all of the assets of the 1st Source Monogram Long/Short Fund by the Wasatch-1st Source Long/Short Fund in exchange for shares of the Wasatch-1st Source Long/Short Fund and the assumption of all liabilities of the 1st Source Monogram Long/Short Fund by the Wasatch-1st Source Long/Short Fund and the subsequent liquidation and dissolution of the 1st Source Monogram Long/Short Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with United States of America Generally Accepted Accounting Principles (“GAAP”). The following is a summary of significant policies related to investments of the Funds held at March 31, 2009.

Valuation of Securities — Securities are valued as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on the valuation date. Equity securities are valued using a commercial pricing service at the latest quoted sales price taken from the primary market in which each security trades and, with respect to equity securities traded on Nasdaq, such securities are valued using the Nasdaq Official Closing Price (“NOCP”) or last sales price if no NOCP is available. If there are no sales on the primary exchange or market on a given day, then the security is valued at the most recent bid price. Debt securities (other than short-term instruments) are valued at current market value by a commercial pricing service, or by using the last sale or bid price. Short term securities, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Exchange-traded options are valued at the last sale price in the market where they are principally traded. If there are no sales on the primary exchange or market on a given day, then the option is valued at the most recent bid price. If market quotations are not readily available for the Funds’ investments in securities such as restricted securities, private placements, securities for which trading has been halted or other illiquid securities, these investments will be valued at fair value in accordance with Board-approved Pricing Policies and Procedures by the Pricing Committee of the Advisor (“Pricing Committee”) with oversight by the Board of Directors. Fair value is defined as the amount the owner of a security might reasonably expect to receive upon a current sale. For each applicable investment that is fair valued, the Pricing Committee considers, to the extent applicable, various factors including, but not limited to, the financial condition of the company or limited partnership, operating results, prices paid in follow-on rounds, comparable companies in the public market, the nature and duration of the restrictions for holding the securities, and other relevant factors.

Additionally, a Fund’s investments will be valued at fair value by the Pricing Committee if the Advisor determines that an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the Fund’s share price is calculated. Significant events include, but are not limited to the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or

WASATCH FUNDS — Notes to Financial Statements (continued)

significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Pricing Committee would determine the fair value of affected securities by considering factors including, but not limited to: index options and futures traded subsequent to the close; American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) or other related receipts; currency spot or forward markets that trade after pricing of the foreign exchange; other derivative securities traded after the close such as Standard & Poor’s Depository Receipts (“SPDRs”) and other exchange traded funds (“ETFs”); and alternative market quotes on the affected securities. In addition, the Funds may use a systematic fair valuation model provided by an independent third party in certain circumstances to assist in adjusting the valuation of foreign securities.

As of March 31, 2009, the aggregate amount of fair valued securities, excluding any foreign securities fair valued pursuant to a systematic fair valuation model, as a percentage of net assets for the Funds was as follows:

Core Growth Fund	1.45%
Emerging Markets Small Cap Fund	—
Global Opportunities Fund	0.24%
Global Science & Technology Fund	2.77%
Heritage Growth Fund	—
Heritage Value Fund	—
International Growth Fund	0.01%
International Opportunities Fund	0.70%
Micro Cap Fund	0.39%
Micro Cap Value Fund	0.89%
Small Cap Growth Fund	1.57%
Small Cap Value Fund	1.76%
Strategic Income Fund	1.17%
Ultra Growth Fund	6.99%
Wasatch-1st Source Income Equity Fund	—
Wasatch-1st Source Long/Short Fund	—
U.S. Treasury Fund	—
Wasatch-1st Source Income Fund	—

In March 2008, the Financial Accounting Standards Board (FASB) issued FASB Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161). SFAS 161 is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position, financial performance and cash flows. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

Foreign Currency Translations — Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rate. Purchases and sales of investments and dividend income are translated into U.S. dollars using the current prevailing exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized gains or losses on securities is reflected as a component of such gains or losses. Trans-

actions in foreign denominated assets may involve greater risks than domestic transactions, including currency, political, economic, regulatory, and market risks.

At March 31, 2009, the foreign currencies held by the Funds were as follows (amounts in U.S. dollars):

	Cost of Currency	Market Value of Currency
Core Growth Fund
Euro Currency	$175,324	$174,929
Indian Rupee	2,184,602	2,184,602
South Korean Won	27	24

	$2,359,953	$2,359,555

Emerging Markets Small Cap Fund
Brazilian Real	$4,912	$4,981
Egyptian Pound	11	11
Indian Rupee	1,788	1,788
Taiwan Dollar	2,340	2,330
Qatari Rial	24,811	24,807
South Korean Won	5	5

	$33,867	$33,922

Global Opportunities Fund
Australian Dollar	$11	$11
Japanese Yen	286	282
British Pound	4,939	5,002
UAE Dirham	11	11

	$5,247	$5,306

Global Science & Technology Fund
Euro Currency	$29,732	$29,665
British Pound	30,340	30,726

	$60,072	$60,391

International Growth Fund
Euro Currency	$71,340	$71,403
Japanese Yen	11,249	11,079
Taiwan Dollar	16,352	16,678
South Korean Won	5	6

	$98,946	$99,166

International Opportunities Fund
Euro Currency	$27,489	$27,427
Indian Rupee	12,448	12,448
Taiwan Dollar	3	3
South Korean Won	16	16

	$39,956	$39,894

Micro Cap Fund
South Korean Won	$11	$9

Micro Cap Value Fund
Brazilian Real	$10,634	$10,625
South Korean Won	—	1

	$10,634	$10,626

Small Cap Growth Fund
South Korean Won	$5	$4

Strategic Income Fund
Hong Kong Dollar	$1	$1

MARCH 31, 2009

Investment in Securities and Related Investment Income — Security transactions are accounted for on the trade date. Gains or losses on securities sold are determined on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the Fund is informed of the dividend. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized using the interest method. To the extent dividends received from Real Estate Investment Trust securities include return of capital distributions; such distributions are recorded as income, and adjusted accordingly for tax purposes.

Short Sales — To a limited extent, the Equity Funds, except the Wasatch-1st Source Income Equity Fund, may enter into short sales whereby a fund sells a security it generally does not own (the security is borrowed), in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. If a fund shorts a security when also holding a long position in the security (a “short against the box”), as the security’s price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security’s price rises. A Fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Funds. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of short positions.

Options Transactions — The Equity Funds may buy and sell put and call options, write covered put and call options, including over-the-counter options, on portfolio securities where the completion of the obligation is dependent upon the credit standing of another party. The risk in writing a call option is that a Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a Fund pays a premium whether or not the option is exercised. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Repurchase Agreements — The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase and the fund to resell the obligation at an agreed upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligation, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

Federal Income Taxes — It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no provision for federal income or excise taxes has been made.

Expenses — The Funds contract for various services mostly on a collective basis. Most expenses are directly attributable to each Fund and therefore are charged accordingly. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.

Use of Management Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

Guarantees and Indemnifications — In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or its affiliates that have not yet occurred. Based on experience, however, the risk of loss is expected to be remote.

Redemption Fees — The Funds deduct a fee of 2.00% from redemption proceeds on shares of the Funds held 2 months or less. Redemption fees retained by the Funds are credited to additional paid-in capital.

3. DISTRIBUTIONS

Dividends from net investment income and net realized gains, if any, are declared and paid at least annually for all Funds, except for dividends from net investment income in five funds. The Wasatch-1st Source Income Fund declares and pays dividends monthly. The Strategic Income, Wasatch-1st Source Long/Short, U.S. Treasury and Wasatch-1st Source Income Equity Funds declare and pay dividends quarterly. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among paid-in capital in excess of par value, undistributed net investment income (loss), and undistributed net realized gain (loss) on investments and foreign currency translations.

WASATCH FUNDS — Notes to Financial Statements (continued)

4. PURCHASES AND SALES OF SECURITIES

Cost of investment securities purchased and proceeds from sales of investment securities, excluding U.S. government and short-term securities for the period ended March 31, 2009 are summarized below:

	Core Growth Fund	Emerging Markets Small Cap Fund	Global Opportunities Fund[1]	Global Science & Technology Fund	Heritage Growth Fund	Heritage Value Fund	International Growth Fund
Purchases	$58,576,180	$10,616,341	$32,121,274	$12,701,495	$12,274,148	$3,635,470	$36,892,854
Sales	129,543,895	12,499,717	2,297,500	29,799,275	22,299,381	3,577,058	74,912,652

	International Opportunities Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund	Ultra Growth Fund
Purchases	$31,457,035	$57,529,673	$42,135,241	$202,455,967	$92,926,004	$6,174,001	$39,080,329
Sales	14,082,419	87,034,534	49,267,896	223,383,707	143,958,899	6,221,341	51,452,284

	Wasatch-1st Source Income Equity Fund	Wasatch-1st Source Long/ Short Fund	Wasatch-1st Source Income Fund
Purchases	498,355,730	89,899,533	10,351,919
Sales	56,604,915	72,483,240	7,040,431

[1]	Inception date of the Fund was November 17, 2008.

Purchases and sales of U.S. government securities in the U.S. Treasury Fund were $90,500,982 and $73,918,547, respectively. Purchases and sales of U.S. government securities in the Wasatch-1st Source Income Fund were $11,480,323 and $8,157,429, respectively.

5. OPTIONS CONTRACTS WRITTEN

Options written activity during the period ended March 31, 2009 was as follows:

	Options Outstanding at Beginning of Period	Written	Closed	Exercised	Expired	Options Outstanding at End of Period
Heritage Growth Fund
Premium amount	$—	$59,780	$(11,170)	$—	$(35,440)	$13,170
Number of contracts	—	445	(80)	—	(335)	30
Heritage Value Fund
Premium amount	$—	$281,053	$(175,419)	$—	$(102,447)	$3,187
Number of contracts	—	1,466	(900)	—	(551)	15
Micro Cap Value Fund
Premium amount	$—	$1,341,348	$(662,014)	$—	$(591,038)	$88,296
Number of contracts	—	8,424	(4,118)	—	(3,676)	630
Small Cap Value Fund
Premium amount	$—	$426,158	$(255,579)	$—	$(170,579)	$—
Number of contracts	—	3,691	(2,266)	—	(1,425)	—
Strategic Income Fund
Premium amount	$—	$82,475	$(40,755)	$—	$(41,720)	$—
Number of contracts	—	1,340	(460)	—	(880)	—

6. FEDERAL INCOME TAX INFORMATION

As of March 31, 2009, the cost and unrealized appreciation (depreciation) of securities, excluding written options and securities sold short, on a tax basis were as follows:

	Core Growth Fund	Emerging Markets Small Cap Fund	Global Opportunities Fund[1]	Global Science & Technology Fund	Heritage Growth Fund	Heritage Value Fund
Cost	$527,896,750	$27,220,886	$34,191,373	$60,520,978	$73,793,961	$3,197,033

Gross appreciation	$37,276,484	$1,061,619	$4,128,555	$1,817,281	$2,190,066	$84,602
Gross (depreciation)	(222,389,627)	(11,309,043)	(1,700,703)	(19,208,149)	(17,888,103)	(258,711)

Net appreciation (depreciation)	$(185,113,143)	$(10,247,424)	$2,427,852	$(17,390,868)	$(15,698,037)	$(174,109)

[1]	Inception date of the Fund was November 17, 2008.

MARCH 31, 2009

	International Growth Fund	International Opportunities Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Cost	$141,837,833	$62,281,696	$291,462,713	$65,469,832	$585,953,758	$232,401,271

Gross appreciation	$7,542,950	$2,557,711	$13,704,936	$3,529,499	$68,116,238	$8,788,698
Gross (depreciation)	(48,764,850)	(14,390,667)	(114,918,333)	(18,189,826)	(160,730,170)	(86,789,544)

Net depreciation	$(41,221,900)	$(11,832,956)	$(101,213,397)	$(14,660,327)	$(92,613,932)	$(78,000,846)

	Strategic Income Fund	Ultra Growth Fund	Wasatch-1st Source Income Equity Fund	Wasatch-1st Source Long/Short Fund	U.S. Treasury Fund	Wasatch-1st Source Income Fund
Cost	$21,469,593	$99,266,462	$1,158,347,489	$106,423,528	$141,120,073	$95,992,858

Gross appreciation	$510,102	$9,668,949	$11,145,905	$4,031,203	$19,924,714	$2,415,198
Gross (depreciation)	(8,255,204)	(26,240,667)	(238,388,594)	(11,234,546)	—	(1,880,331)

Net appreciation (depreciation)	$(7,745,102)	$(16,571,718)	$(227,242,689)	$(7,203,343)	$19,924,714	$534,867

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain securities gains and losses.

The FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, and Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Funds adopted the provisions of FIN 48 on March 31, 2008. Management has reviewed the Funds’ tax positions for all open tax years, and concluded that adoption had no effect on the Funds’ financial positions or results of operations. As of September 30, 2008, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns. However, the conclusions regarding FIN 48 are subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from FASB, and on-going analysis of tax laws, regulation, and interpretations thereof.

The components of accumulated earnings on a tax basis as of September 30, 2008 were as follows:

	Core Growth Fund	Emerging Markets Small Cap Fund[1]	Global Science & Technology Fund	Heritage Growth Fund	Heritage Value Fund	International Growth Fund
Undistributed ordinary income	$1,509,194	$29,714	$—	$164,629	$37,714	$—
Undistributed capital gains	—	—	—	223,369	—	—

Accumulated earnings	1,509,194	29,714	—	387,998	37,714	—
Accumulated capital and other losses	(6,866,787)	(4,482,499)	(6,456,255)	—	(466,111)	(23,786,153)
Other undistributed ordinary losses	—	—	(656,537)	(522)	(3,820)	(6,446,639)
Net unrealized depreciation*	(38,137,115)	(16,983,582)	(23,006,863)	(1,297,511)	(426,835)	(38,680,900)

Total accumulated earnings (deficit)	$(43,494,708)	$(21,436,367)	$(30,119,655)	$(910,035)	$(859,052)	$(68,913,692)

	International Opportunities Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund
Undistributed ordinary income	$—	$—	$—	$—	$—	$91,310
Undistributed capital gains	—	—	—	1,539,212	—	—

Accumulated earnings	—	—	—	1,539,212	—	91,310
Accumulated capital and other losses	(2,545,997)	(16,271,491)	(10,668,793)	(1,429,868)	(38,861,513)	(1,766,910)
Other undistributed ordinary gains/losses	(1,392,082)	(332,841)	(217,095)	(100,930)	(574,907)	(13,654)
Net unrealized appreciation (depreciation)*	(13,485,043)	(45,092,408)	(12,059,321)	20,718,024	(65,793,863)	(5,337,394)

Total accumulated earnings (deficit)	$(17,423,122)	$(61,696,740)	$(22,945,209)	$20,726,438	$(105,230,283)	$(7,026,648)

[1]	Inception date of Fund was October 1, 2007.
*	On investments, securities sold short, derivative and foreign currency denominated assets and liabilities.

WASATCH FUNDS — Notes to Financial Statements (continued)

	Ultra Growth Fund	Wasatch-1st Source Income Equity Fund	Wasatch-1st Source Long/Short Fund	U.S. Treasury Fund	Wasatch-1st Source Income Fund
Undistributed ordinary income	$—	$—	$1,468,680	$53	$74,375
Undistributed capital gains	—	—	110,509	—	—

Accumulated earnings	—	—	1,579,189	53	74,375
Accumulated capital and other losses	(3,005,390)	(1,775,352)	(1,392,158)	(4,601,615)	(3,186,705)
Other undistributed ordinary losses	(20,910)	—	—	—	—
Net unrealized appreciation (depreciation)*	(19,681,724)	(38,697,605)	(6,323,495)	6,844,293	(2,093,418)

Total accumulated earnings (deficit)	$(22,708,024)	$(40,472,957)	$(6,136,464)	$2,242,731	$(5,205,748)

*	On investments, securities sold short, derivative and foreign currency denominated assets and liabilities.

Capital loss carryforwards are available through the date specified below to offset future realized net capital gains. To the extent future gains are offset by capital loss carryforwards, such gains will not be distributed.

Capital Loss carryforwards expire September 30:

Fund	2009	2010	2011	2012	2013	2014	2015	2016
Emerging Markets Small Cap Fund	$—	$—	$—	$—	$—	$—	$—	$158,461
Wasatch-1st Source Income Equity Fund	—	—	767,800	—	—	—	—	1,007,552
Wasatch-1st Source Long/Short Fund	—	—	—	—	—	—	—	1,392,158
U.S. Treasury Fund	3,544,582	831,495	—	—	—	—	225,538	—
Wasatch-1st Source Income Fund	—	—	—	283,047	958,942	1,382,991	—	561,725

The Core Growth, Emerging Markets Small Cap, Global Science & Technology, Heritage Value, International Growth, International Opportunities, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value, Strategic Income, and Ultra Growth Funds had $6,866,787, $4,234,038, $6,456,255, $466,111, $23,786,153, $2,545,997, $16,271,491, $10,668,793, $1,429,868, $38,861,513, $1,766,910, and $3,005,390 of post-October capital losses. The Global Science & Technology, International Growth, International Opportunities, Micro Cap, Micro Cap Value , Small Cap Growth, Small Cap Value, and Ultra Growth Funds had $316,339, $136,229, $124,125, $96,320, $100,930, $61,217, $20,910, and $134,117 respectively, of post-October currency losses. The Global Science & Technology, International Growth, International Opportunities, Micro Cap, Micro Cap Value, and Small Cap Value Funds had $340,198, $6,310,410, $1,241,945, $236,521, $82,978, and $513,690 of post-October Passive Foreign Investment Company losses. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the following tax year.

The tax character of distributions paid during the year or period ended September 30, 2008 was as follows:

2008	Core Growth Fund	Emerging Markets Small Cap Fund[1]	Global Science & Technology Fund	Heritage Growth Fund	Heritage Value Fund	International Growth Fund
Ordinary income	$9,254,596	$99,236	$6,265,922	$—	$55,924	$20,995,608
Capital gain	196,051,701	—	11,168,273	14,407,067	—	47,903,587

Total	$205,306,297	$99,236	$17,434,195	$14,407,067	$55,924	$68,899,195

2008	International Opportunities Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund
Ordinary income	$3,840,037	$4,999,978	$3,944,821	$—	$35,199,888	$2,956,671
Capital gain	6,278,872	93,390,001	12,484,239	120,648,854	107,894,653	317,486

Total	$10,118,909	$98,389,979	$16,429,060	$120,648,854	$143,094,541	$3,274,157

2008	Ultra Growth Fund	Wasatch-1st Source Income Equity Fund	Wasatch-1st Source Long/Short Fund	U.S. Treasury Fund	Wasatch-1st Source Income Fund
Ordinary income	$4,736,134	$6,063,576	$419,058	$4,603,049	$1,804,021
Capital gain	27,565,914	—	—	—	—
Tax Return of Capital	—	112,239	59,547	—	—

Total	$32,302,048	$6,175,815	$478,605	$4,603,049	$1,804,021

[1]Inception	date of the Fund was October 1, 2007.

MARCH 31, 2009

The tax character of distributions paid during the year ended March 31, 2008 was as follows:

2008	Wasatch-1st Source Income Equity Fund	Wasatch-1st Source Long/Short Fund	Wasatch-1st Source Income Fund
Ordinary income	$5,043,122	$3,276,239	$3,486,230
Capital gain	13,662,031	613,791	—
Tax Return of Capital	24,424	—	—

Total	$18,729,577	$3,890,030	$3,486,230

The tax character of distributions paid during the year or period ended September 30, 2007 was as follows:

2007	Core Growth Fund	Global Science & Technology Fund	Heritage Growth Fund	Heritage Value Fund[1]	International Growth Fund	International Opportunities Fund
Ordinary income	$7,290,307	$—	$23,657	$—	$—	$62,484
Capital gain	107,442,861	5,210,791	7,225,239	69,456,586	—	2,442,244

Total	$114,733,168	$5,210,791	$7,248,896	$69,456,586	$—	$2,504,728

2007	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund	Ultra Growth Fund
Ordinary income	$2,745,719	$5,585,055	$—	$13,942,266	$2,956,671	$5,456,463
Capital gain	64,975,198	12,810,726	92,697,704	75,189,464	317,486	15,688,974

Total	$67,720,917	$18,395,781	$92,697,704	$89,131,730	$3,274,157	$21,145,437

2007	U.S. Treasury Fund
Ordinary income	$7,951,409
Capital gain	—

Total	$7,951,409

[1]Inception	date of the Fund was August 30, 2007.

The tax character of distributions paid may differ from that shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes.

7. RELATED PARTY TRANSACTIONS

Investment Advisory Fees — As the Fund’s investment advisor, the Advisor receives a monthly fee calculated on average daily net assets. The Advisor has contractually agreed to waive its fees and/or reimburse a Fund should a Fund’s operating expenses exceed a specified annual limitation through at least January 31, 2010. Investment advisory fees and fees waived, if any, for the year or period ended March 31, 2009 are disclosed in the Statements of Operations. Investment advisory fee and expense limitation annual rates are shown below.

	Core Growth Fund	Emerging Markets Small Cap Fund	Global Opportunities Fund	Global Science & Technology Fund	Heritage Growth Fund	Heritage Value Fund
Advisory Fee	1.00%	1.75%	1.95%	1.50%	0.70%	0.70%
Expense Limitation	1.50%	2.10%	2.25%	1.95%	0.95%	0.95%

	International Growth Fund	International Opportunities Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Advisory Fee	1.50%	1.95%	1.95%	1.95%	1.00%	1.50%
Expense Limitation	1.95%	2.25%	2.25%	2.25%	1.50%	1.95%

WASATCH FUNDS — Notes to Financial Statements (continued)

	Strategic Income Fund	Ultra Growth Fund	Wasatch- 1st Source Income Equity Fund	Wasatch- 1st Source Long/ Short Fund	U.S. Treasury Fund	Wasatch-1st Source Income Fund
Advisory Fee	0.70%	1.25%	0.90%	1.10%	0.50%	0.55%
Expense Limitation	0.95%	1.75%	1.10%	—	0.75%	—

Affiliated Interests — An officer of the Funds owns approximately 42% of the shares outstanding of the Strategic Income Fund as of March 31, 2009.

8. TRANSACTIONS WITH AFFILIATES

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined by the 1940 Act. The following Funds conducted transactions during the period ended March 31, 2009 with “affiliated companies” as so defined:

	Share Activity					Dividends Credited to Income for the Six Months ended 3/31/09	Loss Realized on Sale of Shares for the Six Months ended 3/31/09
	Balance 9/30/08	Purchases/ Additions	Sales/ Reductions	Balance 3/31/09
Micro Cap Fund
inTEST Corp.	565,045	—	565,045	—	*	$—	$(2,831,317)
Tamalpais Bancorp	254,618	—	3,045	251,573		30,371	(4,901)

						$30,371	$(2,836,218)

Small Cap Value Fund
MicroFinancial, Inc.	742,623	—	742,623	—	*	$35,851	$(6,809,925)

*No	longer affiliated as of March 31, 2009.

9. RESTRICTED SECURITIES

The Funds may own investments that were purchased through private placement transactions or under Rule 144A of the Securities Act of 1933 (the “Securities Act”) and cannot be sold without prior registration under the Securities Act or may be limited due to certain restrictions. These securities are generally deemed to be illiquid and are valued at fair value as determined by a designated Pricing Committee, comprised of personnel of the Advisor, with oversight by the Board of Directors and in accordance with Board-approved Pricing Policies and Procedures. If and when such securities are registered, the costs of registering such securities are paid by the issuer. At March 31, 2009, the Funds held the following restricted securities:

	Security Type	Acquisition Date	Acquisition Cost	Fair Value	Value as % of Net Assets
Core Growth Fund

DataPath, Inc.	Common Stock	6/23/06	$7,566,680	$34,394	0.01%
Solar Capital, LLC	Common Stock	3/7/07	13,200,900	5,042,744	1.45%

			$20,767,580	$5,077,138	1.46%

Global Science & Technology Fund

BlueArc Corp.	Warrants	5/30/08	$—	$—	—
BlueArc Corp., Series DD	Preferred Stock	6/6/06	324,998	324,998	0.75%
BlueArc Corp., Series FF	Preferred Stock	5/30/08	628,066	628,067	1.45%
Incipient, Inc., Series D	Preferred Stock	2/7/06	139,219	302	—
Montagu Newhall Global Partners II-B, L.P.	LP Interest	10/10/03 - 11/6/08	384,387	238,740	0.55%
Xtera Communications, Inc., Series A-1	Preferred Stock	9/3/03	7,076	6,339	0.01%

			$1,483,746	$1,198,446	2.76%

International Growth Fund

Redcorp Ventures Ltd.	Warrants	7/5/07	$—	$10,603	0.01%

International Opportunities Fund

Redcorp Ventures Ltd.	Warrants	7/5/07	$—	$1,693	—

MARCH 31, 2009

	Security Type	Acquisition Date	Acquisition Cost	Fair Value	Value as % of Net Assets
Micro Cap Fund

Cardica, Inc.	Warrants	6/7/07	$19,380	$—	—
Familymeds Group, Inc.	Warrants	12/1/04	—	—	—
Goldwater Bank, N.A.	Common Stock	2/28/07	1,540,000	743,820	0.39%
Ithaca Energy Inc.	Common Stock	6/5/06	1,965,844	505,913	0.26%
Washington Trust Bancorp, Inc.	PIPE	10/2/08	2,328,800	1,892,150	0.99%

			$5,854,024	$3,141,883	1.64%

Micro Cap Value Fund

Cardica, Inc.	Warrants	6/7/07	$9,302	$—	—
Familymeds Group, Inc.	Warrants	12/1/04	—	—	—
Goldwater Bank, N.A.	Common Stock	2/28/07	419,000	202,377	0.39%
Idaho Trust Bancorp	Common Stock	8/30/06	500,004	260,002	0.50%
NeurogesX, Inc.	PIPE	12/28/07	626,226	308,046	0.59%
NeurogesX, Inc.	Warrants	12/28/07	3,800	—	—

			$1,558,332	$770,425	1.48%

Small Cap Growth Fund

Bravo Health, Inc., Series G	Preferred Stock	11/1/04	$571,428	$851,666	0.17%
Fluidigm Corp., Series E	Preferred Stock	12/22/06	2,500,000	1,932,138	0.38%
Incipient, Inc., Series D	Preferred Stock	2/7/06	1,860,778	4,045	—
Montagu Newhall Global Partners II-B, L.P.	LP Interest	10/10/03 - 11/6/08	3,843,853	2,387,406	0.47%
Montagu Newhall Global Partners III-B, L.P.	LP Interest	3/16/06 -10/17/08	840,000	500,603	0.10%
Nanosys, Inc., Series D	Preferred Stock	11/8/05	2,000,000	1,444,068	0.28%
Orexigen Therapeutics, Inc.	PIPE	11/21/2006	1,000,001	381,579	0.07%
Orqis Medical Corp., Series D	Preferred Stock	2/28/07	1,200,000	555,000	0.11%
TargetRX, Inc., Series D	Preferred Stock	4/8/05	769,098	3,628	—
Valera Pharmaceuticals, Inc. VP003 (Octreotide Implant) CSR	Rights	2/1/06 - 2/2/06	243,922	—	—
Valera Pharmaceuticals, Inc. Ureteral Stent CSR	Rights	2/1/06 - 2/2/06	162,615	—	—
Zonare Medical Systems, Inc.	Warrants	6/30/04	—	—	—
Zonare Medical Systems, Inc., Series E	Preferred Stock	6/30/04	1,500,000	291,640	0.06%

			$16,491,695	$8,351,773	1.64%

Small Cap Value Fund

Solar Capital, LLC	Common Stock	3/7/07	$7,079,100	$2,704,216	1.76%
Star Asia Financial Ltd.	Common Stock	2/22/07	6,000,000	60,000	0.04%
Washington Trust Bancorp	PIPE	10/2/08	4,034,260	3,277,836	2.13%

			$17,113,360	$6,042,052	3.93%

Strategic Income Fund

Redcorp NSR	Common Stock	12/18/08	$—	$—	—
Redcorp Ventures, Ltd.	PIPE	7/5/07	—	758	0.01%
Redcorp Ventures, Ltd.	Warrants	12/18/08	—	—	—
Redcorp Ventures Ltd., 13.00%, 7/11/12	Corporate Bond	7/5/07	282,956	52,091	0.37%
Solar Capital, LLC	Common Stock	3/7/07	294,000	112,308	0.80%
Star Asia Financial Ltd.	Common Stock	2/22/07 - 4/28/08	619,710	17,279	0.12%

			$1,196,666	$182,436	1.30%

Ultra Growth Fund

Bravo Health, Inc., Series G	Preferred Stock	11/1/04	$571,428	$851,666	1.01%
Montagu Newhall Global Partners II-B, L.P.	LP Interest	10/10/03 - 11/6/08	3,459,467	2,148,660	2.56%
Montagu Newhall Global Partners III-B, L.P.	LP Interest	3/16/06 -10/17/08	840,000	500,603	0.60%
Nanosys, Inc., Series D	Preferred Stock	11/8/05	500,001	361,018	0.43%
Ophthonix, Inc.	Common Stock	9/23/05	500,000	504	—
Redcorp Ventures Ltd.	Warrants	7/5/07	—	5,929	0.01%
TargetRX, Inc., Series D	Preferred Stock	4/8/05	230,904	1,089	—

WASATCH FUNDS — Notes to Financial Statements (continued)

	Security Type	Acquisition Date	Acquisition Cost	Fair Value	Value as % of Net Assets
TherOx, Inc., Series I	Preferred Stock	7/7/05	1,000,000	895,120	1.07%
Transoma Medical, Inc., Series B	Preferred Stock	1/20/06	475,001	820,105	0.98%
Xtera Communications, Inc., Series A-1	Preferred Stock	9/3/03	99,065	88,738	0.10%
Zonare Medical Systems, Inc.	Warrants	6/30/04	—	—	—
Zonare Medical Systems, Inc., Series E	Preferred Stock	6/30/04	1,000,000	194,426	0.23%

			$8,675,866	$5,867,858	6.99%

LP Limited Partnership Interest

PIPE Private Investment in a Public Equity

10. PURCHASE COMMITMENTS

In September 2003, the Global Science & Technology, Small Cap Growth and Ultra Growth Funds entered into subscription agreements to acquire limited partnership interests in Montagu Newhall Global Partners II-B, L.P. The remaining commitment amounts at March 31, 2009 were $110,000, $1,100,000 and $990,000, respectively. Securities held by the Funds have been designated to meet these purchase commitments.

In November 2004, the Small Cap Growth and Ultra Growth Funds entered into subscription agreements to acquire shares of Bravo Health, Inc., Series G Pfd. The remaining commitment amounts at March 31, 2009 were $428,572 per Fund. Securities held by the Funds have been designated to meet these purchase commitments.

In December 2005, the Small Cap Growth and Ultra Growth Funds entered into subscription agreements to acquire limited partnership interests in Montagu Newhall Global Partners III-B, L.P. The remaining commitment amounts at March 31, 2009 were $660,000 per Fund. Securities held by the Funds have been designated to meet these purchase commitments.

11. LINE OF CREDIT

The Equity Funds opened two lines of credit totaling $75,000,000, one of which is $25,000,000 uncommitted, and the other of which is $50,000,000 committed, with State Street Bank and Trust Company on June 4, 2007 (together, the “Line”). The Line is for temporary or emergency purposes such as to provide liquidity for shareholder redemptions. The Equity Funds incur commitment fees on the undrawn portion of the committed part of the Line, and interest expense to the extent of amounts drawn (borrowed) under the entire Line. Interest is based on the higher of (a) the Federal Funds rate as in effect on the date of borrowing and (b) the overnight LIBOR rate as in effect on the date of borrowing, plus a margin. Commitment fees are pro-rated among the Equity Funds based upon relative average net assets. Interest expense is charged directly to the fund based upon actual amounts borrowed by the fund.

For the six months ended March 31, 2009, the following Funds had borrowings:

Fund	Average Daily Borrowings	Number of Days Outstanding	Interest Expense	Weighted Average Annualized Interest Rate	Balance at March 31, 2009
Core Growth Fund	$2,281,083	12	$540	0.71%	$—
Emerging Markets Small Cap Fund	476,594	32	379	0.89%	—
Global Science & Technology Fund	2,368,333	6	365	0.92%	—
Heritage Growth Fund	308,318	22	150	0.80%	—
International Growth Fund	1,365,543	70	2,477	0.93%	—
Small Cap Growth Fund	2,358,000	30	1,403	0.74%	—
Small Cap Value Fund	727,923	13	327	1.24%	—
Ultra Growth Fund	714,609	23	493	1.08%	—

12. FAIR VALUE MEASUREMENTS

Each Fund adopted the Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157’’), effective October 1, 2008. In accordance with FAS 157, fair value is defined as the price that each Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 has established a three-tier hierarchy to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or

MARCH 31, 2009

unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value for the period ended March 31, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs. The Funds utilized the following fair value techniques:

multi-dimensional relational pricing model and option adjusted spread pricing; the Funds estimated the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation.

The following is a summary of the fair valuations according to the inputs used as of March 31, 2009 in valuing the Funds’ assets and liabilities:

Fund		Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2009
Core Growth Fund	Investments in Securities	$301,203,742	$41,579,865	$—	$342,783,607

Emerging Markets Small Cap Fund	Investments in Securities	5,220,030	11,753,432	—	16,973,462

Global Opportunities Fund	Investments in Securities	18,549,818	18,069,407	—	36,619,225

Global Science & Technology Fund	Investments in Securities	27,854,769	14,076,895	1,198,446	43,130,110

Heritage Growth Fund	Investments in Securities	53,794,960	4,294,364	—	58,089,324

Heritage Value Fund	Investments in Securities	2,387,449	633,000	—	3,020,449

International Growth Fund	Investments in Securities	17,747,778	82,868,155	—	100,615,933

International Opportunities Fund	Investments in Securities	11,503,109	38,938,798	6,833	50,448,740

Micro Cap Fund	Investments in Securities	164,392,161	25,113,335	743,820	190,249,316

Micro Cap Value Fund	Investments in Securities	34,064,705	15,657,441	462,379	50,184,525

Small Cap Growth Fund	Investments in Securities	439,603,029	45,766,604	7,970,193	493,339,826

Small Cap Value Fund	Investments in Securities	132,405,462	21,994,963	—	154,400,425

Strategic Income Fund	Investments in Securities	11,873,070	1,763,890	—	13,636,960

Ultra Growth Fund	Investments in Securities	67,563,409	9,269,407	5,861,928	82,694,744

Wasatch-1st Source Income Equity Fund	Investments in Securities	824,359,800	106,745,000	—	931,104,800

Wasatch-1st Source Long/Short Fund	Investments in Securities	59,678,287	19,807,000	—	79,485,287

U.S. Treasury Fund	Investments in Securities	159,646,787	1,398,000	—	161,044,787

Wasatch-1st Source Income Fund	Investments in Securities	29,435,536	67,092,189	—	96,527,725

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Funds during the period ended March 31, 2009:

Fund		Market Value Beginning Balance 10/1/2008	Purchases at Cost/ Sales (Proceeds)	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Transfers in and/or out at Market Value	Market Value Ending Balance 3/31/2009
Core Growth Fund	Investments in Securities	$18,726	$—	$(12,181,173)	$12,162,447	$—	$—

Global Science & Technology Fund	Investments in Securities	1,380,784	20,000	(21,508)	(180,830)	—	1,198,446

International Opportunities Fund	Investments in Securities	2,428	30,630	(815,284)	635,819	153,240	6,833

Micro Cap Fund	Investments in Securities	1,235,454	—	(4,883,105)	4,391,471	—	743,820

Micro Cap Value Fund	Investments in Securities	835,454	—	(1,040,181)	667,106	—	462,379

Small Cap Growth Fund	Investments in Securities	11,678,921	274,994	(286,777)	(3,696,945)	—	7,970,193

Small Cap Value Fund	Investments in Securities	8,964	—	(3,328,550)	3,319,586	—	—

Ultra Growth Fund	Investments in Securities	9,122,653	255,000	—	(3,515,725)	—	5,861,928

WASATCH FUNDS — Supplemental Information

MANAGEMENT OF THE COMPANY

Management Information. The business affairs of Wasatch Funds are supervised by its Board of Directors. The Board consists of four directors who are elected and serve until their successors are elected and qualified.

The directors and executive officers of Wasatch Funds and their principal occupations for at least the last five years are set forth below.

Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director[2]
Independent Directors

James U. Jensen, J.D., MBA c/o Wasatch Funds 150 Social Hall Ave. 4th Floor Salt Lake City, Utah 84111 Age 64	Director and Chairman of the Board	Indefinite Served as Chairman of the Board since 2004 and Director since 1986	Chief Executive Officer of Clearwater Governance Group (an operating board governance consulting company) July 2008 to present; Co-Founder and Chairman of the Board of Intelisum, Inc. (a company pursuing computer and measurement technology and products) 2001 to 2008; Consultant on corporate growth and technology transfer since 2004; Vice President, Corporate Development, Legal Affairs and General Counsel, and Secretary, NPS Pharmaceuticals, Inc. from 1991 to 2004.	18

Private companies and foundations.

Director of Cognigen Networks, Inc. (Internet and relationship enabled marketing company) since December 2007.

Director of Bayhill Capital Corp. (telephone communications) since December 2007.

William R. Swinyard, Ph.D. c/o Wasatch Funds 150 Social Hall Ave. 4th Floor Salt Lake City, Utah 84111 Age 68	Director and Chairman of the Audit Committee	Indefinite Served as Chairman of the Audit Committee since 2004 and Director since 1986	Professor of Business Management and Holder of the Fred G. Meyer Chair of Marketing (Emeritus), Brigham Young University since 1978.	18	None

D. James Croft, Ph.D. c/o Wasatch Funds 150 Social Hall Ave. 4th Floor Salt Lake City, Utah 84111 Age 67	Director	Indefinite Served as Director since 2005	Consultant since 2004 and Founder & Executive Director, Mortgage Asset Research Institute from 1990 to 2004.	18	None

Interested Director

Samuel S. Stewart, Jr., Ph.D. CFA[3] 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 66	President and Director	Indefinite Served as President and Director since 1986	Chairman of the Board for the Advisor since 1975; Chief Investment Officer of the Advisor since 2004; Director of Research of the Advisor from 1975 to 2004; Chairman of the Board of Wasatch Funds from 1986 to 2004.	18	None

[1]	A Director may serve until his death, resignation, removal or retirement. Each Independent Director shall retire as Director at the end of the calendar year in which he attains the age of 72 years.

[2]

Directorships are those held by a Director in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act.

[3]	Mr. Stewart is an Interested Director because he serves as a director and officer of the Advisor.

MARCH 31, 2009 (UNAUDITED)

Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years
Officers

Daniel D. Thurber 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 39	Vice President	Indefinite Served as Vice President since February 2007	General Counsel, Chief Compliance Officer and Director of Compliance for the Advisor since 2006; Chief Compliance Officer and Secretary for Wasatch Funds from May 2006 to February 2007; Associate and Partner at Dorsey & Whitney LLP from 2001 to 2006.

Russell L. Biles 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 41	Chief Compliance Officer, Vice President and Secretary	Indefinite Served as Chief Compliance Officer and Vice President since February 2007 and Secretary since November 2008	Chief Compliance Officer and Vice President for Wasatch Funds since February 2007; Counsel for the Advisor since October 2006; Senior Compliance Administrator for the Advisor from October 2005 to October 2006; Attorney and Managing Member of Nicholls Nicholls Biles & Bower, LLC from 2002 to 2005.

Eric Huefner 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 44	Vice President and Treasurer	Indefinite Served as Vice President since February 2008 and Treasurer from November 2008 to May 2009	Vice President for Wasatch Funds since February 2008; Director of Mutual Funds for the Advisor since June 2006; Business Director, Campbell Soup Company, March 2003 to May 2006.

Cindy B. Firestone, CPA 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 51	Treasurer	Indefinite Served as Treasurer since May 2009	Treasurer for Wasatch Funds since May 2009, Assistant Treasurer for Wasatch Funds from November 2008 to May 2009; Internal Auditor for the Advisor since December 2002.

Additional information about the Funds’ directors is provided in the Statement of Additional Information and is available without charge, upon request, by calling 800.551.1700.

WASATCH FUNDS — Supplemental Information (continued)

PROXY VOTING POLICIES, PROCEDURES AND RECORD

A description of the policies and procedures that Wasatch Advisors uses to vote proxies related to the Funds’ portfolio securities is set forth in the Funds’ Statement of Additional Information which is available without charge, upon request, on the Funds’ web site at www.wasatchfunds.com or by calling 800.551.1700 and on the Securities and Exchange Commission’s (SEC) web site at www.sec.gov.

Wasatch Funds’ proxy voting record is available on the Funds’ web site at www.wasatchfunds.com and the SEC’s web site at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

QUARTERLY PORTFOLIO HOLDINGS DISCLOSURE ON FORM N-Q

The Funds file their complete schedules of investments with the SEC for their first and third fiscal quarters of each fiscal year, commencing with the quarter ended December 31, 2004, on Form N-Q. The Funds’ Form N-Q is available on the SEC’s web site at www.sec.gov, and may be viewed at the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330).

DISCLOSURE FOR BOARD APPROVAL OF ADVISORY AND SERVICE CONTRACT FOR ALL FUNDS (EXCEPT THE HERITAGE VALUE FUND, THE GLOBAL OPPORTUNITIES FUND, THE WASATCH-1ST SOURCE INCOME EQUITY FUND, THE WASATCH-1ST SOURCE LONG/SHORT FUND AND THE WASATCH-1ST SOURCE INCOME FUND) AND SUB-ADVISORY AGREEMENT FOR THE U.S. TREASURY FUND

At a meeting held on January 28, 2009 (the “January Meeting”), the Board of Directors of Wasatch Funds, Inc. (the “Company”) including the Independent Directors, unanimously approved the Advisory and Service Contract (the “Advisory Contract”) between the Company on behalf of the Funds (other than the the Wasatch-1st Source Income Equity Fund, the Wasatch-1st Source Long/Short Fund, the Wasatch-1st Source Income Fund, the Global Opportunities Fund and the Heritage Value Fund) and Wasatch Advisors, Inc. (the “Advisor”) and the Sub-Advisory Agreement by and between the Advisor and Hoisington Investment Management Company (the “Sub-Advisor”) on behalf of the the U.S. Treasury Fund (the “Sub-Advisory Agreement”). To assist the Board in its evaluation of the Advisory Contract and Sub-Advisory Agreement, the Independent Directors received materials and other information, in adequate time in advance of the January Meeting, which outlined, among other things:

•	the terms and conditions of the Advisory Contract and Sub-Advisory Agreement, including the nature, extent and quality of services provided by the Advisor and Sub-Advisor;
•	the organization and business operations of the Advisor and Sub-Advisor, including the experience of persons who have managed and who will manage the respective Fund;

•

the profitability of the Advisor from serving as adviser to the respective Fund (plus profitability analysis for advisers to unaffiliated investment companies generally and the expenses of the Advisor in providing the services);

•

the management fees of the Advisor, including comparisons of such fees with the management fees of comparable, unaffiliated funds prepared by an independent third party and the Advisor’s fee schedule for other clients;

•	the sub-advisory fees of the Sub-Advisor with respect to the U.S. Treasury Fund (including the Sub-Advisor’s fee schedule for other clients);
•	the expenses of each Fund, including comparisons with the expense ratios of comparable, unaffiliated funds compiled by an independent third party;
•	the respective Fund’s past performance plus such Fund’s performance compared to funds of similar investment objectives compiled by independent third parties and with recognized benchmarks; and
•

from Independent Counsel, a legal memorandum outlining, among other things, the duties of the Independent Directors under the Investment Company Act of 1940 (the “1940 Act”), as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser’s fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the Board in voting on advisory agreements.

In addition to the materials, as noted, the Independent Directors met in Executive Sessions with independent counsel to discuss, among other things, the Advisory Contract and Sub-Advisory Agreement, the materials provided, and the Board’s duties in reviewing and approving advisory contracts. The Independent Directors, in consultation with independent counsel, also reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. The information provided for the Meeting supplements the information the Board receives throughout the year regarding a Fund’s performance, expense ratios, portfolio composition, trade execution and sales activity. In this regard, the Independent Directors have considered and recognized the extraordinary and challenging market conditions during the last year and have therefore focused their attention on the Funds’ performance throughout the year, including the Board’s deliberations at a special meeting held on October 17, 2008 (the “October Meeting”). In response to a request from the Board, each portfolio manager provided written reviews of his/her respective Fund’s performance and proposed modifications deemed necessary or appropriate to the manner in which the Funds’ are managed. At the October Meeting, the Board met with management to discuss, among other things, the Advisor’s investment process and philosophy, investment strategies, and the portfolio managers’ evaluations of their respective Fund’s performance. The Independent Directors also met in Executive Session with independent legal counsel to discuss, among other things, the Funds’ performance, the portfolio managers’ reviews and recommendations, if any, and the current market environment.

MARCH 31, 2009 (UNAUDITED)

As outlined in more detail below, the Independent Directors considered all factors they believed relevant with respect to the Funds, including the following: (a) the nature, extent and quality of the services to be provided by the Advisor and Sub-Advisor; (b) the investment performance of the respective Fund as available (as described in further detail in Section (B) below); (c) the profits to be realized by the Advisor from the relationship with the Fund; (d) the extent to which economies of scale would be realized as a Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A.	NATURE, EXTENT AND QUALITY OF SERVICES

In evaluating the nature, extent and quality of the Advisor’s and Sub-Advisor’s services, the Independent Directors reviewed information concerning the types of services (advisory and non-advisory or administrative services) that the Advisor and Sub-Advisor provide to the respective Fund; the performance record of the applicable Fund; and information describing the Advisor’s and Sub-Advisor’s organization and business. In connection with their service as Independent Directors of the Company, the Independent Directors also periodically have met with the Advisor and Sub-Advisor’s personnel and have evaluated their professional experience, qualifications and credentials as well as their investment approach and research process. Given the Independent Directors’ experience with the Funds, Advisor and Sub-Advisor, the Independent Directors were familiar with and have a good understanding of the organization, operations, investment philosophy and personnel of the Advisor and Sub-Advisor.

In connection with their review of the advisory services being provided, the Independent Directors considered the investment philosophy and investment mandates of each Fund and whether the Advisor and Sub-Advisor (as applicable) have performed consistently with such philosophy and mandates. While the Directors believe that the Advisor and Sub-Advisor have consistently applied their traditional investment philosophy and processes in managing the applicable Funds, the Directors also have recognized the Advisor’s continual review of its research process in order to keep refining and improving its investment process, particularly in light of recent market conditions. In connection with its review of advisory services, the Independent Directors also considered the changes to the personnel involved with the portfolio management of each Fund and its research team and the impact, if any, to the services provided to the Funds. The Independent Directors further reviewed the compensation arrangements of the Advisor’s personnel to evaluate the Advisor’s ability to attract and retain key employees, including portfolio managers, preserve stability and reward performance but not provide an incentive for taking undue risks. In addition to compensation, the Directors also considered the Advisor’s succession plans to preserve stability over time. In light of the regulatory emphasis on compliance, in reviewing the services that have been provided to the Funds, the Independent Directors also considered the Advisor’s compliance activities and regulatory history.

In their review of services, the Independent Directors also evaluated the quality of administrative or non-advisory services provided. The terms of the Advisory Contract provide that the Advisor shall administer the Company’s affairs to the extent requested by and subject to the supervision of the Board for the period and terms of the contract. In this regard, the Advisor provides business, administrative, compliance, marketing and other services required to operate the Funds, such as assistance with preparation and filing of regulatory and tax reports, preparation and distribution of prospectuses and shareholder reports, provision of information to Fund directors, analysis to ensure compliance with federal and state laws and regulations, valuation of portfolio securities, and oversight of the performance of the Funds’ service providers (e.g., administrator, fund accountant, transfer agent and custodian). The Advisor also pays for office space and facilities for the Funds. In reviewing the services provided, the Independent Directors considered the changes to Advisor personnel, the qualifications of personnel performing new roles in servicing the Funds, and the impact on the level of services provided to the Funds, if any.

With respect to the Sub-Advisor for the U.S. Treasury Fund, it was noted that the Sub-Advisory Agreement is essentially an agreement for portfolio management services only and the Sub-Advisor was not expected to supply other significant administrative services.

Based on their review, the Independent Directors found that, overall, the nature, extent and quality of services provided under the Advisory Contract and the Sub-Advisory Agreement were satisfactory on behalf of each applicable Fund.

B.	THE INVESTMENT PERFORMANCE OF THE FUNDS

In evaluating each Fund’s performance, the Directors reviewed both short-term and long-term performance of each Fund relative to its peer group and relevant benchmarks, with greater weight given to performance over longer periods of time. More specifically, the Independent Directors reviewed, among other things, materials reflecting the respective Fund’s historic performance for the one-, three-, five-, and 10-year periods ending November 30, 2008 (as applicable) compared to its respective benchmarks and unaffiliated funds in its investment category. Additionally, the Independent Directors reviewed a report prepared by an unaffiliated third-party comparing the respective Fund’s total return for the one-, two-, three-, four-, five-, and 10- year periods ending November 30, 2008 (as applicable) compared to the performance of unaffiliated funds with similar investment objectives or classifications (a “Peer Group”) for the prescribed periods. In addition, the Independent Directors received reports prepared by a second unaffiliated party regarding the Funds, which generally included an analyst report on the respective Fund (other than the International Opportunities Fund, Emerging Markets Small Cap Fund, Strategic Income Fund and the U.S. Treasury Fund). This information supplemented the performance information provided to the Board at each of its quarterly meetings as well as at other meetings or executive sessions during the year in response to the Board’s requests,

WASATCH FUNDS — Supplemental Information (continued)

including the October Meeting. Further, the Independent Directors also recognized the limitations on some of the usefulness of the performance comparison information as the closest Peer Group for a Fund may not adequately reflect the Fund’s investment strategies and may be invested in sectors or industries in which the respective Fund has limited or no exposure. The Independent Directors further considered the performance of the Funds in the context of the volatile market conditions during the past year. Based on their review and in light of the above considerations, the Independent Directors were satisfied with the steps taken by the Advisor to address Fund performance during extraordinary times.

C.	FEES, EXPENSES AND PROFITABILITY

1. Fees and Expenses

In their evaluation of fees and expenses, the Independent Directors reviewed the Advisor’s management fees and expense ratios for each Fund and the sub-advisory fee with respect to the U.S. Treasury Fund in absolute terms as well as with comparisons of fees and expenses of funds with similar objectives. In this regard, the Independent Directors reviewed and considered, among other things, comparisons of the respective Fund’s actual management fees, total expenses (including and excluding 12b-1/non-12b-1 service fees), and non-management expenses (such as transfer agency, custodian, administrative and accounting fees) with those of unaffiliated funds in its Peer Group compiled by an independent third party. In reviewing fees, the Independent Directors also considered the expense limitation agreement provided by the Advisor for the Funds and the amounts the Advisor has reimbursed to the Funds for the last three fiscal years (if any) which effectively reduces the amount of advisory fees paid to the Advisor.

As noted above, the Independent Directors considered not only a Fund’s management fee, but also its total expense ratio compared to their Peer Groups. In this regard, the Core Growth Fund, the Heritage Growth Fund, and the Strategic Income Fund had total expense ratios below the Peer Group median. The remaining Funds had advisory fees and total expense ratios higher than the Peer Group median. The Independent Directors noted that with respect to the International Opportunities Fund, the Micro Cap Fund, and the Micro Cap Value Fund, the Advisor has agreed to reduce its advisory fee by 0.05% of average daily net assets of the respective Fund. The Advisor has also agreed to reduce the expense cap on the Micro Cap Fund from 2.50% of average daily net assets to 2.25% of average daily net assets, effective through January 31, 2010.

In addition to reviewing fees and expenses in absolute terms and in comparisons to peers, the Independent Directors recognized the Advisor’s research intensive investment approach and the related costs, including, in particular, the Advisor’s significant investment in its research personnel. The Independent Directors also noted the Advisor’s continued investment philosophy to close a Fund to new and/or existing investors when necessary to preserve the integrity of a Fund’s investment strategy, particularly for

Funds that primarily invest in smaller companies. The Independent Directors recognized that this practice may result in the Advisor foregoing additional fees on a larger asset base and exposing the Advisor to reduced revenues from asset outflows. The Independent Directors seek to encourage the Advisor’s practice of closing Funds when necessary or appropriate to maintain or enhance performance. Given the foregoing, the Independent Directors recognized that the current advisory fee levels were acceptable.

2. Fees Charged to Other Advisor and Sub-Advisor Clients

In reviewing fees, the Independent Directors also compared the advisory fees to the fees the Advisor assesses other types of clients, including institutional and high net worth separate accounts and a private investment company. Currently, the Advisor manages separate account client assets in styles similar to those used for certain Funds, including the Core Growth, the Emerging Markets Small Cap, the Heritage Growth, the International Growth, the Micro Cap, the Small Cap Growth, the Small Cap Value, and the Ultra Growth Funds. With respect to separate accounts, the fees for these accounts are generally lower than the comparable Fund (except the fees are the same in the case of the Heritage Growth Fund). The Independent Directors considered the differences in the product types, including the services provided. In this regard, the Independent Directors have noted that the range of services provided to the Funds in managing and operating registered investment companies is more extensive than those provided to separately managed accounts. The Advisor provides services to the Funds that extend beyond the portfolio management services provided to its separate account clients. As described in more detail above, these services include business, administrative, compliance, marketing and other services required to operate the Funds. Further, the Independent Directors recognized that the Funds operate in a highly regulated industry requiring extensive compliance. Such responsibilities generally are not required to the same extent for separate accounts. Accordingly, the Independent Directors believe the nature and number of services provided to operate a Fund merit higher fees than those of separate accounts. Similarly, with respect to the private investment company, such company is not subject to the extensive regulatory scheme required of operating registered investment companies such as the Funds, and therefore the services required differ. In addition, the Independent Directors noted the advisory fee arrangement of the private investment company with the Advisor provides for a performance fee and therefore its fee structure differs significantly from that of the Funds.

In considering the fees of the Sub-Advisor, the Independent Directors also considered the pricing schedule the Sub-Advisor charges for similar investment management services for other clients. In this regard, the sub-advisory fees for the U.S. Treasury Fund were at the lower end of the Sub-Advisor’s fee schedule. The Independent Directors also noted that the sub-advisory fees were established through arm’s length negotiations between the Advisor and the Sub-Advisor which is unaffiliated with the Advisor.

MARCH 31, 2009 (UNAUDITED)

3. Profitability of Advisor

The Independent Directors reviewed pro forma profitability information for the Advisor derived from its relationship with each Fund for the calendar year ending December 31, 2008. In reviewing profitability, the Independent Directors reviewed the methodology utilized to allocate revenue and expenses of the Advisor among the Funds. In considering profitability, the Independent Directors have recognized the inherent limitations in determining profitability which may be affected by many factors, including the allocation of expenses across multiple investment products served by the Advisor. The allocation of research and personnel expenses is also particularly difficult given the Advisor’s shared research culture. The Independent Directors further noted the impact on profitability due to the Advisor’s compensation arrangements and the reduction of assets under management during the recent challenging market conditions. In addition to reviewing the Advisor’s profitability, the Directors also reviewed the Advisor’s relative profitability compared to publicly available information concerning unaffiliated advisers. However, the Independent Directors recognized the difficulties in comparing the profitability of various advisors given that individual fund or product line profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by numerous factors including the structure of the particular adviser, the types of funds managed, its business mix, expense allocations, and the adviser’s capital structure and cost of capital. The Independent Directors noted that the Advisor’s profitability is within a reasonable range compared to the peer group of unaffiliated advisers. Based on their review, the Independent Directors were satisfied that the Advisor’s level of profitability from its relationship with each Fund was not unreasonable in light of the services provided.

With respect to the Sub-Advisor, although a profitability analysis was not available, the Independent Directors received certain financial statements of the Sub-Advisor. Given that the Sub-Advisor’s fee is at the low end of its fee schedule and the fact that the sub-advisory fee is established through arm’s length negotiations, the Independent Directors believe the Sub-Advisor’s profitability from its relationship with the U.S. Treasury Fund is not unreasonable.

In addition to the above, the Independent Directors also considered that the Advisor benefits from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute a Fund’s purchases and sales of securities, as described in further detail below.

D.	ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

In reviewing advisory fees, the Independent Directors recognized that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above certain levels. With respect to funds investing in small and micro-cap companies, the Independent Directors recognized that the economies of scale and profit potential that may be achieved may be limited. In this regard, the Independent Directors are aware that it is more difficult to replicate performance in the small- and micro-cap funds at larger asset sizes and therefore, as noted above, a Fund may be closed to new and/or existing shareholders from time to time. This practice enhances the Advisor’s focus on achieving performance by maintaining assets at levels it can effectively manage but may limit economies of scale derived from a larger asset base. The Independent Directors, as noted, also recognized that this practice may limit the Advisor’s profit potential from earning additional fees on a larger asset base and expose the Advisor to reduced revenues from asset outflows when Funds are closed to investors. The Independent Directors also have noted the costs associated with the Advisor’s research intensive investment approach. The Independent Directors further recognized the Advisor’s position that to the extent economies of scale exist, the proposed level of advisory fee reflects such economies of scale. In addition, the Independent Directors recognized the reduction in assets under management of the Funds during the past year and the corresponding impact on the Advisor to reimburse fees pursuant to its expense limitation agreement. Considering the factors above, the Independent Directors concluded the absence of breakpoints was acceptable and that such economies as exist are adequately reflected in the Advisor’s fee structure.

E.	INDIRECT BENEFITS

In evaluating fees, the Independent Directors also considered any indirect benefits or profits the Advisor or its affiliates may receive as a result of its relationship with the Funds. In this regard, the Independent Directors considered that the Advisor benefits from soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund’s brokerage transactions. The Independent Directors reviewed information regarding the soft dollar arrangements including, among other things, the commissions paid, the research credits earned and the services provided. Further, the Independent Directors at prior meetings have had extensive discussions regarding the soft dollar arrangements. The Independent Directors recognized that soft dollar arrangements provide benefits to the Advisor derived from the Funds’ transactions by obtaining research that it would otherwise have to acquire with hard dollars. Accordingly, the Advisor’s profitability would be somewhat lower if it did not receive the research services pursuant to soft dollar arrangements. The Independent Directors took these “fall out” benefits into account when reviewing the level of advisory fees.

F.	APPROVAL

The Independent Directors did not identify any single factor discussed previously as all-important or controlling. The Directors, including a majority of Independent Directors, concluded that the terms of the Advisory and Service Contract for each Fund and the Sub-Advisory Agreement for the U.S. Treasury Fund were fair and reasonable, that the Advisor’s and Sub-Advisor’s fees are reasonable in light of the services provided to the respective Fund,

WASATCH FUNDS — Supplemental Information (continued)

and that the Advisory Contract should be and was approved on behalf of each Fund and the Sub-Advisory Agreement should be and was approved on behalf of the U.S. Treasury Fund.

DISCLOSURE FOR BOARD APPROVAL OF THE ADVISORY AND SERVICE CONTRACT FOR THE WASATCH-1ST SOURCE INCOME EQUITY FUND, THE WASATCH-1ST SOURCE LONG/SHORT FUND AND THE WASATCH-1ST SOURCE INCOME FUND AND THE SUB-ADVISORY AGREEMENT FOR THE WASATCH-1ST SOURCE INCOME FUND

At a meeting held on August 27, 2008 (the “August Meeting”), the Board of Directors of Wasatch Funds, Inc. (the “Company”) including the Independent Directors, unanimously approved the Advisory and Service Contract between the Company on behalf of the Wasatch-1st Source Income Equity Fund (the “Income Equity Fund”), the Wasatch-1st Source Income Fund (the “Income Fund”) and the Wasatch-1st Source Long/Short Fund (the “Long/Short Fund”) (the “New Funds”) and Wasatch Advisors, Inc. (the “Advisor”), and the Sub-Advisory Agreement between the Advisor on behalf of the Income Fund and 1st Source Investment Corporation Advisors, Inc. (the “Sub-Advisor”).

At the August Meeting, the Independent Directors discussed the proposed reorganization of the 1st Source Monogram Income Equity Fund, the 1st Source Monogram Long/Short Fund, and the 1st Source Monogram Income Fund (each, a “1st Source Fund”, and collectively, the “1st Source Funds”) with and into the Income Equity Fund, the Income Fund and the Long/Short Fund, including, the Independent Director’s responsibilities in approving the Advisory and Service Contract and the Sub-Advisory Agreement.

To assist the Board in its evaluation of the Advisory and Service Contract with the Advisor on behalf of each New Fund and the Sub-Advisory Agreement between the Advisor and the Sub-Advisor on behalf of the Income Fund, the Independent Directors received materials and other information, in adequate time in advance of the meeting, which described, among other things:

•

the terms and conditions of the Advisory and Service Contract and Sub-Advisory Agreement, including the nature, extent and quality of services provided to the applicable New Fund by the Advisor and Sub-Advisor;

•	the organization and business operations of the Advisor and Sub-Advisor, including the experience of persons who will manage the respective New Funds;
•	the proposed management fees of the Advisor, including comparisons of such fees with the management fees of comparable, unaffiliated funds prepared by an independent third party;
•	the proposed sub-advisory fees of the Sub-Advisor with respect to the Income Fund (including the Sub-Advisor’s range of fees for other clients);
•	the projected expenses of each New Fund, including comparisons with the expense ratios of comparable, unaffiliated funds compiled by an independent third party;

•	the profitability of the Advisor for advisory services and financial information regarding the Sub-Advisor;
•	past performance of the 1st Source Funds; and
•

from independent counsel, a legal memorandum outlining, among other things, the duties of the Independent Directors under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as the general principles of the relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an advisor’s fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the Board in voting on advisory agreements.

During the previous day, the Independent Directors also met privately with their legal counsel to review, among other things, the Advisory and Sub-Advisory Agreements, the materials provided, the Board’s duties in evaluating advisory contracts and the factors set out in judicial decisions and SEC directives relating to the approval of advisory contracts. It is with this background that the Independent Directors considered the approval of the Advisory and Service Contract for each New Fund and the Sub-Advisory Agreement for the Income Fund.

As outlined in more detail below, the Independent Directors considered all factors they believed relevant with respect to each New Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Advisor and Sub-Advisor; (b) the investment performance of the 1st Source Funds (as described below); (c) the profitability of the Advisor for advisory services as well as financial information for the Sub-Advisor; (d) the extent to which economies of scale may be realized as a New Fund grows; and (e) whether fee levels reflect any such economies of scale.

A.	NATURE, EXTENT AND QUALITY OF SERVICES

With respect to the nature, extent and quality of services to be provided by the Advisor and Sub-Advisor, the Independent Directors reviewed the information regarding the types of services (advisory and non-advisory or administrative services) to be provided under the Advisory and Service Contract for each New Fund and to be provided by the Sub-Advisor under the Sub-Advisory Agreement; the performance record of the 1st Source Funds which have the same or substantially similar investment objectives and substantially similar investment strategies as that of their corresponding New Fund; and information describing the Advisor’s and Sub-Advisor’s organization and business. Further, given the Independent Directors’ experience with other Wasatch Funds, the Independent Directors noted that they were familiar with and have a good understanding of the organization, operations and personnel of the Advisor, including its research department and personnel. The Independent Directors further considered the experience, qualifications and credentials of the proposed portfolio managers for the New Funds. The proposed portfolio managers for the Income Equity Fund and Long/Short Fund

MARCH 31, 2009 (UNAUDITED)

also discussed their background and qualifications as well as their investment strategies for such New Funds with the Independent Directors at the meeting.

In addition to advisory services, the Independent Directors also considered the quality of administrative or non-advisory services to be provided. The terms of the Advisory and Service Contract provide that the Advisor shall administer the New Funds’ affairs to the extent requested by and subject to the supervision of the Board of Directors for the period and terms of the contract. In this regard, the Advisor, among other things, shall provide business, administrative, compliance, marketing and other services required to operate the New Funds. The Advisor also pays for office space and facilities for the New Funds. With respect to the Sub-Advisor for the Income Fund, it was noted that the Sub-Advisory Agreement is essentially an agreement for portfolio management services only and the Sub-Advisor was not expected to supply other significant administrative services.

Based on their review, the Independent Directors concluded that, overall, the nature, extent and quality of services expected to be provided to the New Funds under the Advisory and Service Contract and to the Income Fund under the Sub-Advisory Agreement were satisfactory.

B.	THE INVESTMENT PERFORMANCE OF THE 1ST SOURCE FUNDS

With respect to investment performance, although the New Funds have not commenced operations and therefore do not have their own performance information, the Independent Directors recognized that the New Funds are intended to be managed substantially similarly to their corresponding 1st Source Fund. The Independent Directors therefore reviewed the historic performance of each 1st Source Fund as well as its performance compared to its peer group and relevant benchmarks. More specifically, the Independent Directors reviewed, among other things, materials reflecting the respective 1st Source Fund’s annualized total return performance for the one-, two-, three-, four-, five- and 10-year periods ending July 31, 2008 (as available) compared to its respective benchmarks and unaffiliated funds with similar investment objectives or classifications (a “Peer Group”) prepared by an independent third party as well as the average total return for each 1st Source Fund for the one-, three-, five- and 10-year periods ending June 30, 2008 (as applicable) provided by the Advisor. In addition, the Independent Directors reviewed each 1st Source Fund’s calendar year performance for each of the last 10 years or for the life of the 1st Source Fund if shorter, as well as the average annual total returns for the one-, five- and 10-years ending December 31, 2007 (as applicable) and as compared to its relevant benchmark.

C.	FEES, EXPENSES AND PROFITABILITY

1. Fees and Expenses

In evaluating the proposed management fees and expenses, the Independent Directors considered each New Fund’s proposed management fees and expected expense ratios in absolute terms and as compared with the fees and expenses of its Peer Group of comparable unaffiliated funds provided by an independent third party. In this regard, the Independent Directors reviewed and considered, among other things, comparisons of the respective New Fund’s proposed management fees, estimated total expenses, and estimated non-management fees (such as transfer agency, custodian, administrative and accounting fees) with those of its Peer Group. The Independent Directors considered not only a New Fund’s proposed management fee, but also its estimated total expense ratio compared to its Peer Group. In this regard, the Independent Directors noted that the estimated total expense ratio of each New Fund was either approximately the same or below the median in its Peer Group. The Independent Directors also reviewed the management fees and total expense ratios for each 1st Source Fund for its most recent fiscal year. Although the management fees of the Income Equity Fund were higher than its corresponding 1st Source Fund, the management fees of the Income Fund and Long/Short Fund were the same as their corresponding 1st Source Funds. With respect to the Income Equity Fund, the Independent Directors, however, considered the expense limitation agreement provided by the Advisor on behalf of such New Fund. In addition, the Independent Directors noted that the estimated expense ratio for each New Fund was below that of its corresponding 1st Source Fund.

In addition to reviewing fees and expenses in absolute terms and in comparisons to peers, the Independent Directors also considered the costs of the research personnel-intensive approach followed by the Advisor. In addition, the Independent Directors also considered the proposed sub-advisory fees to the Sub-Advisor on behalf of the Income Fund.

2. Fees Charged to Other Advisor and Sub-Advisor Clients

The Independent Directors noted that the Advisor does not currently manage other separately managed accounts with the same investment styles as the New Funds. While the Advisor also does not currently manage a Wasatch Fund with a style similar to the Long/Short Fund, the Independent Directors considered the advisory fees and sub-advisory fees (if any) of certain Wasatch Funds similar in investment style to the Income Equity Fund and Income Fund. As noted above, the Independent Directors also considered the management fees of the 1st Source Funds. In considering the fees of the Sub-Advisor, the Independent Directors also considered the range of fees the Sub-Advisor assesses for other clients. In this regard, the sub-advisory fee was within the range of fees for other 1st Source clients and was below the average fee.

Based upon their review of the fee and expense information provided, the Independent Directors determined that each New Fund’s proposed management fees and sub-advisory fees (as applicable) were reasonable in light of the nature, extent and quality of services provided to the New Funds.

3. Profitability of Advisor

In conjunction with their review of fees, the Independent Directors also considered the profitability of the Advisor for

WASATCH FUNDS — Supplemental Information (continued)

its advisory activities. The Independent Directors reviewed information provided by the Advisor concerning the estimated revenue to the Advisor as a result of the proposed relationship with the New Funds. The Independent Directors also considered the Advisor’s profitability margin for 2007 and at prior meetings had reviewed the revenues and expenses of the Advisor for advisory services to the Wasatch Funds for the calendar year ending December 31, 2007 and the allocation methodology used in preparing the profitability data. In reviewing profitability, the Independent Directors have recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. The Independent Directors have recognized that the allocation of research and personnel expenses is particularly difficult given the Advisor’s shared research culture. The Independent Directors also reviewed the Advisor’s profitability for 2007 compared to publicly available information concerning unaffiliated advisers. The Independent Directors have, however, recognized the difficulties in making comparisons as the profitability from other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by numerous factors, including the structure of the particular adviser, the types of funds managed, its business mix, expense allocations, and the adviser’s capital structure and cost of capital. The Independent Directors also noted that the Advisor is privately held and is taxed as a Subchapter S corporation, thus certain expenses had to be attributed and/or estimated. As noted below, in considering profitability, the Independent Directors also considered the effect of fall-out benefits (such as soft-dollar arrangements) on the Advisor’s expenses. Based on their review, the Directors were satisfied that the Advisor’s level of profitability was reasonable in light of the services to be provided.

With respect to the Sub-Advisor, although a profitability analysis was not available, the Independent Directors received certain other financial statements of the Sub-Advisor. Given that the sub-advisory fee is established through arm’s length negotiations and considering the range of fees assessed to other clients of the Sub-Advisor, the Independent Directors believe the Sub-Advisor’s profitability from its relationship with the Income Fund is not unreasonable.

D.	ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

In reviewing compensation, the Independent Directors noted that similar to other Wasatch Funds, the advisory fee schedule for the New Funds did not contain breakpoints that reduce the fee rate on assets above specified levels. The Independent Directors recognized that breakpoints may be one way for the benefits of any economies of scale to be shared with investors. The Independent Directors, however, recognized the Advisor’s position that the New Funds will benefit from economies of scale related to the size of the Wasatch Fund complex. In this regard, the Independent Directors noted that the New Funds are anticipated to have lower overall expense ratios than their corresponding 1st Source Funds due to reductions in overall service provider fees because of the larger asset base of Wasatch Funds. The Independent Directors further recognized the costs of the Advisor’s research-intensive approach. Considering the factors above, the Independent Directors concluded that the absence of breakpoints was acceptable.

E.	INDIRECT BENEFITS

In evaluating fees, the Independent Directors also considered any indirect benefits or profits the Advisor or its affiliates may receive as a result of its relationship with a New Fund. In this regard, at the meeting and at prior meetings, the Independent Directors have reviewed information concerning the Advisor’s soft dollar arrangements, including its policies for allocating brokerage commissions for brokerage and research services. In light of their experience, the Independent Directors are familiar with the Advisor’s soft dollar arrangements and recognized that the Advisor’s profitability may be lower if the Advisor was required to pay for this research with hard dollars. In addition, the Independent Directors recognized that the Sub-Advisor may benefit from soft dollar arrangements pursuant to which it receives research from brokers that execute the Income Fund’s portfolio transactions.

F.	APPROVAL

The Independent Directors did not identify any single factor discussed previously as all-important or controlling. The Directors, including a majority of Independent Directors, concluded that the terms of the Advisory Agreement and Sub-Advisory Agreement were fair and reasonable, that the Advisor’s and Sub-Advisor’s fees are reasonable in light of the services expected to be provided to the respective New Fund, and that the Advisory Agreement and Sub-Advisory Agreement should be and were approved.

DISCLOSURE FOR BOARD APPROVAL OF THE ADVISORY AND SERVICE CONTRACT FOR THE GLOBAL OPPORTUNITIES FUND

At a meeting held on May 14, 2008 (the “May Meeting”), the Board of Directors of Wasatch Funds, Inc. (the “Company”) including the Independent Directors, unanimously approved the Advisory and Service Contract (the “Advisory Contract”) between the Company on behalf of the Global Opportunities Fund (the “New Fund”) and Wasatch Advisors, Inc. (the “Advisor”). To assist the Board in its evaluation of the Advisory Contract, the Independent Directors received materials and other information, in adequate time in advance of the May Meeting, which outlined, among other things:

•	the terms and conditions of the Advisory Contract, including the nature, extent and quality of services provided to the New Fund by the Advisor;
•	the organization and business operations of the Advisor, including the experience of persons who will manage the New Fund;

MARCH 31, 2009 (UNAUDITED)

•	the proposed management fees of the Advisor, including comparisons of such fees with the management fees of comparable, unaffiliated funds prepared by an independent third party;
•	the projected expenses of the New Fund, including comparisons with the expense ratios of comparable, unaffiliated funds compiled by an independent third party;
•	the profitability of the Advisor for advisory services; and
•	the soft dollar practices of the Advisor.

In addition to the foregoing materials, independent legal counsel to the Independent Directors provided, in advance of the meeting, a legal memorandum outlining, among other things, the duties of the Independent Directors under the 1940 Act as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser’s fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the board in voting on advisory agreements.

In connection with a special telephonic meeting held on April 3, 2008 (the “April Meeting”), the Board received materials describing the proposed New Fund, including its investment strategies, investment objective and principal risks. At the April Meeting, the Advisor responded to questions from the Board regarding the proposed New Fund. At the May meeting, the Advisor further explained its investment strategies for the New Fund, discussed market conditions, described proposed fees and expenses, highlighted any changes from the previous discussion at the April Meeting and responded to questions from the Board.

The Independent Directors also met privately with their legal counsel to review the Board’s duties in reviewing advisory contracts and consider approval of the Advisory and Service Contract on behalf of the New Fund. It is with this background that the Independent Directors considered the approval of the Advisory Contract for the New Fund.

The Independent Directors, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the approval of advisory contracts. As outlined in more detail below, the Independent Directors considered all factors they believed relevant with respect to the New Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Advisor; (b) the performance of the Advisor; (c) the costs of the services to be provided and profits estimated to be realized by the Advisor and its affiliates; (d) the extent to which economies of scale may be realized as the New Fund grows; and (e) whether fee levels reflect any such economies of scale.

A.	NATURE, EXTENT AND QUALITY OF SERVICES

With respect to the nature, extent and quality of services to be provided by the Advisor, the Independent Directors reviewed the information regarding the types of services (advisory and non-advisory or administration) to be provided under the Advisory Contract for the New Fund;

narrative and statistical information concerning the Advisor’s performance record with other funds they advise; and information describing the Advisor’s organization and business. Further, given the Independent Directors’ experience with other Wasatch Funds, the Independent Directors noted that they were familiar with and have a good understanding of the organization, operations and personnel of the Advisor, including its research department and personnel as well as the professional experience, qualifications and credentials of the proposed portfolio managers for the New Fund. Based on their review, the Independent Directors concluded that, overall, the nature, extent and quality of services expected to be provided to the New Fund under the Advisory Contract were satisfactory.

B.	INVESTMENT PERFORMANCE

With respect to investment performance, it was noted that because the New Fund has not commenced operations and does not have its own performance history, the Board reviewed and considered performance information regarding the Advisor’s past performance record with other funds.

C.	FEES, EXPENSE AND PROFITABILITY

1. Fees and Expenses

In evaluating the proposed management fees and expenses, the Independent Directors considered the New Fund’s proposed management fees and expected expense ratios in absolute terms and as compared with the fees and expenses of a peer group of comparable unaffiliated funds provided by an independent third party. In addition, the Independent Directors considered the expense limitation agreement provided by the Advisor on behalf of the New Fund. Although the Advisor does not currently manage other funds or separately managed accounts with the same investment style as for the New Fund, the Independent Directors had at previous recent meetings reviewed the fees charged by the Advisor for non-mutual fund institutional clients and for “high net worth” separate accounts and were familiar with the fees the Advisor assesses to these other clients. The Independent Directors recognize the differences in services provided to separately managed accounts and those required in operating and managing registered investment companies, such as the Fund. The Independent Directors also considered the costs of the research personnel-intensive approach followed by the Advisor and the overall expense structure of the New Fund and peer group. Based upon this information, the Independent Directors noted that the proposed advisory fee was the highest among the peer group but recognized the experience and quality of the advisory services provided by the Advisor, including, in particular, the proposed portfolio managers of the New Fund.

2. Profitability of Advisor

In conjunction with its review of fees, the Independent Directors also considered the profitability of the Advisor for its advisory activities to Wasatch Funds. The Independent Directors reviewed information provided by the Advisor

WASATCH FUNDS — Supplemental Information (continued)	MARCH 31, 2009 (UNAUDITED)

concerning the estimated revenue to the Advisor as a result of the proposed relationship with the New Fund. The Independent Directors also considered the Advisor’s profitability margin for 2007 and at prior recent meetings had reviewed the revenues and expenses of the Advisor for advisory services to Wasatch Funds for the calendar year ending December 31, 2007 and the allocation methodology used in preparing the profitability data. In reviewing profitability, the Independent Directors have recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. The Independent Directors have also recognized the difficulties in making comparisons as the profitability from other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. The Independent Directors also noted that the Advisor is privately held and is taxed as a Subchapter S corporation, thus certain expenses had to be attributed and/or estimated. As noted below, in considering profitability, the Independent Directors also considered the effect of fall-out benefits (such as soft-dollar arrangements) on the Advisor’s expenses. Based on their review, the Directors were satisfied that the Advisor’s level of profitability was reasonable in light of the services to be provided.

D.	ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

In reviewing compensation, the Independent Directors noted that similar to other Wasatch Funds, the advisory fee schedule for the New Fund did not contain breakpoints that reduce the fee rate on assets above specified levels. The Independent Directors recognized that breakpoints may be one way for the benefits of any economies of scale to be shared with investors. The Independent Directors noted that most of the Wasatch Funds invest in small- and micro-cap securities, and that, traditionally, the Advisor has periodically closed certain equity funds at asset levels it believes are necessary or appropriate to manage the respective fund effectively. In this regard, the Independent Directors are aware that it is more difficult to replicate performance in small-cap and micro-cap funds at larger asset sizes and therefore a fund may be closed to new and/or existing shareholders. This practice enhances the Advisor’s focus on achieving performance by maintaining assets at levels it can effectively manage but may limit economies of scale derived from a larger asset base. The Independent Directors also are aware that this practice may limit the Advisor’s profit potential from earning additional fees on a larger asset base and may expose the Advisor to reduced revenues from asset outflows when a fund is closed to investors. Considering the above, the Independent Directors concluded that the absence of breakpoints in the New Fund’s advisory fee schedule was acceptable.

E.	INDIRECT BENEFITS

In evaluating fees, the Independent Directors also considered any indirect benefits or profits the Advisor or its affiliates may receive as a result of its relationship with the New Fund. In this regard, at the meeting and at prior recent meetings, the Independent Directors have reviewed information concerning the Advisor’s soft dollar arrangements, including its policies for allocating brokerage commissions for brokerage and research services. In light of their experience, the Independent Directors are familiar with the Advisor’s soft dollar arrangements and recognize that the Advisor’s profitability may be lower if the Advisor were required to pay for this research with hard dollars.

F.	APPROVAL

The Independent Directors did not identify any single factor discussed previously as all-important or controlling. The Directors, including a majority of Independent Directors, concluded that the terms of the Advisory Contract were fair and reasonable, that the Advisor’s fees are reasonable in light of the services expected to be provided to the New Fund, and that the Advisory Contract should be and was approved.

WASATCH FUNDS — Service Providers	MARCH 31, 2009

Investment Advisor

Wasatch Advisors, Inc.

150 Social Hall Avenue, 4th Floor

Salt Lake City, UT 84111

Sub-Advisor for the U.S. Treasury Fund

Hoisington Investment Management Co.

1250 Capital of Texas Highway South

Building 3, #600

Austin, TX 78746

Sub-Advisor for the Wasatch-1st Source Income Fund

1st Source Corporation Investment Advisors, Inc.

100 North Michigan Street

South Bend, IN 46601

Administrator and Fund Accountant

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Transfer Agent

UMB Fund Services, Inc.

803 West Michigan Street, Suite A

Milwaukee, WI 53233-2301

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Legal Counsel to Wasatch Funds and Independent Directors

Chapman and Cutler, LLP

111 West Monroe Street

Chicago, IL 60603

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway, 10th Floor

Kansas City, MO 64105

WASATCH FUNDS — Guide to Understanding Financial Statements

Wasatch Funds provides reports to shareholders twice a year. The annual report is for the Funds’ fiscal year which ends September 30. The semi-annual report is for the six months or period ending March 31. Additionally, the Funds’ schedules of investments for the first and third quarters of each fiscal year are available to shareholders as described on page 126. These reports provide shareholders with important information that will help them evaluate the management and performance of their investments. It is the desire of Wasatch Funds to help shareholders stay in tune with their investments. If you have any questions about the information in this report, a shareholder services representative will be happy to assist you when you call 800.551.1700.

SCHEDULE OF INVESTMENTS

The holdings of each Wasatch Fund are detailed in the “Schedule of Investments.” This section provides a snapshot of the securities each Fund was invested in on the last day of the reporting period. The Wasatch Equity Funds invest primarily in Common Stocks of companies which are grouped together by industry. The U.S. Treasury Fund invests primarily in U.S. Treasury securities. The Wasatch-1st Source Income Fund invests primarily in fixed income securities. The Equity Funds will typically have only minor holdings in Short-Term Investments. At times the Funds may take temporary defensive positions by increasing cash or holdings in Short-Term Investments. Please see the prospectus under “Additional Information about the Funds.”

STATEMENTS OF ASSETS AND LIABILITIES

These financial statements show the Assets and Liabilities of a Fund on the last day of the reporting period. A Fund’s Assets include the value of securities owned, amounts receivable for purchases of Fund shares (capital shares receivable), securities sold, interest and dividends, prepaid expenses and other assets. Liabilities are amounts owed for shareholder redemptions (capital shares payable), securities purchased, investment advisory fees and other expenses. Totaling up the assets and subtracting the liabilities results in a Fund’s Net Assets.

Net Assets consist of capital stock, paid-in capital in excess of par, undistributed net investment income or loss, undistributed net realized gain or loss on investments and net unrealized appreciation or depreciation on investments. Capital stock is stock authorized by a company’s charter and having par value, stated value or no par value. Par value is set by the company issuing the shares and has no relation to Net Asset Value. The par value of one share of each Wasatch Fund is $.01. Paid-in capital in excess of par is capital received from shareholders in exchange for Fund shares that exceeds the par value of the shares. For example, if you bought one share of a Fund for $10, $.01 would show as “Capital stock” on the books of the Fund, and $9.99 would be accounted for under “Paid-in capital in excess of par.” Undistributed net investment income or loss is the amount of net investment income or loss of a Fund since inception that has not been paid to shareholders as a dividend.

Undistributed net realized gain (loss) on investments is the amount of net realized gains or losses generated by a Fund since inception that have not been distributed to shareholders in the form of a capital gain distribution. A gain or loss is realized when a security is sold by a Fund. Net unrealized appreciation (depreciation) on investments is the change in value from the purchase price of securities a Fund continues to hold.

The number of shares a Fund is authorized to sell can be found under Capital Stock, $.01 par value. Issued and outstanding indicates the number of shares owned by shareholders.

Net Asset Value (NAV), Redemption Price and Offering Price Per Share shows the value of one outstanding share of a Fund on the date of the report. A Fund’s share price (NAV) is calculated by dividing the value of all securities and other assets owned by a Fund, less the liabilities charged to that Fund, by the number of Fund shares outstanding. The share price is calculated at the close of business of the New York Stock Exchange on each day the Exchange is open for trading. Please see Wasatch Funds’ prospectus for more information about how share prices are calculated. Information about how the share price is affected by a Fund’s operation can be found under “Financial Highlights” on page 137.

STATEMENTS OF OPERATIONS

Statements of Operations show investment income and expenses for each Fund as well as realized gains or losses from securities sold and the appreciation or depreciation in the value of a Fund’s holdings during the reporting period.

Investment Income shows Interest and Dividends earned from interest-bearing and dividend-paying securities in a Fund’s portfolio.

Expenses show the various fees and expenses paid out of a Fund’s assets such as the fee paid to Wasatch Advisors, the Funds’ investment advisor. Additional fees include shareholder servicing, fund administration and accounting, custody of fund assets, federal and state registration, legal counsel, auditing and directors’ fees. The Funds pay for printing and mailing statements, prospectuses, annual reports and semi-annual reports to shareholders.

Net Investment Income (Loss) is the amount of dividends and interest income earned on securities held by a Fund, less the Fund’s expenses.

Net realized gain (loss) on investments and foreign currency translations is the net gain or loss on securities a Fund has sold. Change in unrealized appreciation (depreciation) on investments and foreign currency translations is the change in value of securities a Fund continues to hold.

Net gain (loss) on investments is the result of changes in the market value of securities a Fund has sold and securities it continues to hold.

STATEMENTS OF CHANGES IN NET ASSETS

Net Assets are a Fund’s remaining assets after taking into consideration any liabilities. Statements of Changes in Net

MARCH 31, 2009 (UNAUDITED)

Assets show the increase or decrease in a Fund’s net assets during the reporting period. Investment operations, dividends and capital share transactions affect a Fund’s net assets. Operations is a summary of the Statements of Operations. It includes investment income or loss, net realized gain or loss on investments and foreign currency translations a Fund has sold as well as the change in appreciation or depreciation in the value of investments a Fund continues to hold.

Dividends are distributed by Wasatch Funds to sharehold-ers when Fund investments have earned income in excess of net expenses or when capital gains in excess of capital losses are realized from the sale of securities. Most shareholders choose to reinvest their dividends and capital gain distribu- tions. Each Fund is required by Internal Revenue Code regulations to distribute substantially all of its net investment income and capital gains to shareholders in order to retain its status as a “regulated investment company.”

Capital share transactions are any transactions involving shares of a Fund, including the selling of Fund shares, shares issued by a Fund to shareholders for the reinvestment of dividends, and share redemptions.

FINANCIAL HIGHLIGHTS

The Financial Highlights contain important historical operating information that you may find useful in making decisions or understanding the performance of your investment.

Net Asset Value (NAV) is defined under “Statements of Assets and Liabilities” on page 136. The difference between the Net asset value, beginning of period and the Net asset value, end of period in the Financial Highlights is the change in value of a Fund’s shares over the reporting period, but not its total return.

Income (loss) from investment operations shows how the share price was affected by a Fund’s operations on a per share basis. Net investment income (loss) is the per share amount of dividends and interest income earned on securities held by a Fund, less the Fund’s expenses. Net realized and unrealized gains (losses) on securities is the per share increase or decrease in the value of securities a Fund holds or has sold during the reporting period. Gains or (losses) are realized when securities are sold. Gains or (losses) are unrealized when securities increase or decrease in value but are not sold.

Distributions are the per share amount that a Fund paid to shareholders from net investment income and net realized gains.

Total return is the percentage increase or decrease in the value of an investment over a stated period of time. A total return percentage includes both changes in unrealized and realized gains and income. For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the share price on the ex-dividend day of the distribution. A FUND’S TOTAL RETURN CANNOT BE COMPUTED DIRECTLY FROM THE FINANCIAL HIGHLIGHTS.

Supplemental data and ratios are provided to help you better understand your investment. Net assets, end of period, are the net assets of a Fund on the reporting date. Ratio of expenses to average net assets shows the total of a Fund’s operating expenses divided by its average net assets for the stated period before and after waivers and reimbursements by the Advisor, if any. Ratio of net investment income to average net assets shows a Fund’s net investment income (loss) divided by its average net assets for the stated period before and after waivers and reimbursements by the Advisor, if any. Portfolio turnover rate measures a Fund’s buying and selling activity during the reporting period. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of a Fund’s portfolio securities. This calculation does not include securities with a maturity date of less than 12 months.

CONTACT WASATCH

TELEPHONE

800.551.1700

M - F, 7:00 a.m. to 7:00 p.m. CT

Automated Line, 24 Hours

U.S. MAIL

Wasatch Funds

P.O. Box 2172

Milwaukee, WI 53201-2172

OVERNIGHT MAIL

Wasatch Funds

803 West Michigan Street, Suite A

Milwaukee, WI 53233-2301

ONLINE

www.wasatchfunds.com

shareholderservice@wasatchfunds.com

WWW.WASATCHFUNDS.COM

800.551.1700

Item 2:	Code of Ethics.

Not required.

Item 3:	Audit Committee Financial Expert.

Not required.

Item 4.	Principal Accountant Fees and Services.

Not required.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)	Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.
(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Board of Directors has not adopted procedures by which shareholders may recommend nominees to the Board.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not required.

(a)(2)	The certifications required by Rule 30a-2 of the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WASATCH FUNDS, INC.

By:	/s/ Samuel S. Stewart, Jr.
Samuel S. Stewart, Jr. President (principal executive officer) of Wasatch Funds, Inc.

Date: June 4, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel S. Stewart, Jr.
Samuel S. Stewart, Jr. President (principal executive officer) of Wasatch Funds, Inc.

Date: June 4, 2009

By:	/s/ Cindy B. Firestone
Cindy B. Firestone Treasurer (principal financial officer) of Wasatch Funds, Inc.

Date: June 4, 2009